JUNE 30, 2002

SEMI-ANNUAL REPORT
ADVANTUS SERIES FUND, INC.

OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS


[ADVANTUS(TM) SERIES FUND, INC. LOGO]


EQUITIES

MICRO-CAP GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL STOCK PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
SMALL COMPANY VALUE PORTFOLIO
INDEX 400 MID-CAP PORTFOLIO
GROWTH PORTFOLIO
INDEX 500 PORTFOLIO
VALUE STOCK PORTFOLIO
MACRO-CAP VALUE PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO


FIXED INCOME/HYBRID

ASSET ALLOCATION PORTFOLIO
GLOBAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET

MONEY MARKET PORTFOLIO




[MINNESOTA LIFE LOGO]


VARIABLE LIFE INSURANCE*

VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON

VARIABLE ANNUITIES*

MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R)ANNUITY
ADJUSTABLE INCOME ANNUITY
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY


GROUP VARIABLE LIFE*

VARIABLE GROUP UNIVERSAL LIFE


*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.

MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                                        PAGE NO.
HOW TO USE THIS REPORT                                                        1
PORTFOLIO TOTAL RETURN                                                        2
PORTFOLIO MANAGER REVIEWS
     Growth Portfolio                                                         6
     Bond Portfolio                                                           8
     Money Market Portfolio                                                  10
     Asset Allocation Portfolio                                              12
     Mortgage Securities Portfolio                                           14
     Index 500 Portfolio                                                     16
     Capital Appreciation Portfolio                                          18
     International Stock Portfolio                                           20
     Small Company Growth Portfolio                                          22
     Maturing Government Bond 2002 Portfolio                                 24
     Maturing Government Bond 2006 Portfolio                                 24
     Maturing Government Bond 2010 Portfolio                                 24
     Value Stock Portfolio                                                   28
     Small Company Value Portfolio                                           30
     Global Bond Portfolio                                                   32
     Index 400 Mid-Cap Portfolio                                             34
     Macro-Cap Value Portfolio                                               36
     Micro-Cap Growth Portfolio                                              38
     Real Estate Securities Portfolio                                        40
INVESTMENTS IN SECURITIES
     Growth Portfolio                                                        42
     Bond Portfolio                                                          46
     Money Market Portfolio                                                  52
     Asset Allocation Portfolio                                              54
     Mortgage Securities Portfolio                                           62
     Index 500 Portfolio                                                     66
     Capital Appreciation Portfolio                                          77
     International Stock Portfolio                                           79
     Small Company Growth Portfolio                                          83
     Maturing Government Bond 2002 Portfolio                                 86
     Maturing Government Bond 2006 Portfolio                                 87
     Maturing Government Bond 2010 Portfolio                                 88
     Value Stock Portfolio                                                   89
     Small Company Value Portfolio                                           92
     Global Bond Portfolio                                                   98
     Index 400 Mid-Cap Portfolio                                            102
     Macro-Cap Value Portfolio                                              111
     Micro-Cap Growth Portfolio                                             115
     Real Estate Securities Portfolio                                       118
FINANCIAL STATEMENTS
     Statements of Assets and Liabilities                                   120
     Statements of Operations                                               124
     Statements of Changes in Net Assets                                    128
     Notes to Financial Statements                                          136
     Directors and Executive Officers                                       166

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 42.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

PORTFOLIO TOTAL RETURN

PERIOD FROM JANUARY 1, 2002 TO JUNE 30, 2002

[CHART]

                             PERCENTAGE OF RETURN
Growth                                     -17.4%
Bond                                         4.1%
Money Market                                 0.7%
Asset Allocation                            -5.1%
Mortgage Securities                          5.3%
Index 500                                  -13.4%
Capital Appreciation                       -24.4%
International Stock                          0.1%
Small Company Growth                       -20.6%
MGB 2002                                     1.2%
MGB 2006                                     4.8%
MGB 2010                                     6.8%
Value Stock                                 -4.0%
Small Company Value                          1.7%
Global Bond                                  9.5%
Index 400 Mid-Cap                           -3.5%
Macro-Cap Value                            -18.3%
Micro-Cap Growth                           -21.0%
Real Estate Securities                      15.3%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

                 (This page has been left blank intentionally.)

LETTER FROM THE PRESIDENT

                                                        [PHOTO OF DIANE ORBISON]

Dear Shareholders:

It's been a very unusual six months. We've seen a major rally in the bond market, and a major sell off in stocks. Negative events, questionable earnings reports, and unscrupulous corporate leadership is a lot of weight for the stock market to carry. Investors are still not confident that the market can bear the load, which contributed to the stock sell off during the first half of the year.

A flight to quality is still underway, and this is not unusual when political, social, and economic events hold uncertainty. In the period ended June 30, 2002, strong fixed income performance (Lehman Aggregate Bond Index: at 3.69%) and very weak equity performance (S&P 500 Index at -7.81%) was recorded. The difference in returns between stocks and bonds, as measured by these two benchmark indices, was near record levels.

We believe the capital markets will continue to be volatile and suggest that investors adjust their expectations for a time-specific market recovery. Current market conditions didn't happen overnight, and it has taken longer than expected for a sustainable recovery to surface. Although markets were down at the end of our reporting period, we believe valuations are fair and better than they were in late May.

We feel the economy is growing, albeit slowly. We expect that U.S. growth, as measured by GDP, will be a respectable 2.5 percent in 2002. Monetary policy is still easy, and we expect no changes from the Federal Reserve in the near term. Inflation is running less than two percent annually with little, if any, increase expected.

Also, we believe the underlying strength of the U.S. economy remains solid. We feel the weakness of the dollar, however, may benefit investors considering a greater allocation to international investments. Consider having a periodic conversation with your financial advisor about your goals, risk tolerance, and allocation strategy.

This is my first letter to you as President of the Advantus Series Fund. Bill Westhoff, former President and investment management veteran, retired in late July after 31 years of service to shareholders. I look forward to communicating with you on a regular basis. My preference is to bring you news of a healthy economy and strong capital markets. Time will tell.

Sincerely,

/s/ Dianne Orbison
------------------
Dianne Orbison
President, Advantus Series Fund

The Lehman Brothers Aggregate Bond Index is a market-weighted index that covers the U.S. investment grade fixed rate bond market. The index includes government and corporate securities, agency mortgage pass-through securities and asset backed securities.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

                 (This page has been left blank intentionally.)

GROWTH PORTFOLIO


PERFORMANCE

The Growth Portfolio posted a return of -17.40 percent* for the period ended June 30, 2002. The Portfolio's benchmark, the Russell 1000 Growth Index**, posted a return of -20.78 percent for the same period.

PERFORMANCE ANALYSIS

Wide spread turmoil in the stock market occurred during the first six months of 2002 as a result of an uncertain economic recovery, numerous accounting issues, and a sharp deterioration in the credibility of corporate America. The market traded broadly lower, with growth stocks declining more than value stocks.

The two largest sectors for the growth index posted sharp declines, with Technology down 31 percent and Health Care down 19 percent for the six-month period. Fortunately good stock selection allowed the Portfolio to post performance that exceeded the index in these sectors, especially in Health Care where the performance was 460 basis points (4.60 percent) ahead of the index.

A continued lack of revenue or earnings growth led technology stocks lower during the period. Corporations just are not spending much on technology investments in today's uncertain environment. Many companies in this sector are in the process of being "right sized" to meet the likely demand going forward. As a result of the poor fundamentals the Portfolio had about a 300 basis point (3.00 percent) underweight in the Technology sector for the period, positively contributing to the relative performance vs the index. As of June 30, 2002, 19 percent of the Portfolio was invested in technology stocks.

Health care was broadly lower again due to slowing earnings growth rates in pharmaceuticals, biotech products and medical devices. The only strong areas of health care were the hospitals and managed care companies. The Advantus stock selection process kept the Portfolio underweight in pharmaceuticals and biotech and kept the Portfolio out of the hardest hit areas.

The strongest sector was Consume Staples, posting a 5.00 percent return. The market favored stable stocks that are showing growth along with high quality earnings.

Overall the disciplined stock selection approach and its focus on sustainable growth allowed the Portfolio to avoid or minimize the worst hit portions of the market. The Portfolio avoided the telecom service stocks, under weighed technology and health care, and sold quickly stocks like AOL Time Warner and Tyco International avoiding substantial further losses.

OUTLOOK

This is a "show me" market. Investors want to see high quality earnings (not beta or other measures of performance), earning growth, and results now, not some time in the future. We feel the willingness to look ahead and invest on a hope for improvement in fundamentals is quickly fading along with the confidence in the U.S stock market. We believe it will take time for the stock market to earn back the credibility and trust that is needed to attract future investors into the stock market.

We continue to invest in companies that can show real and sustainable growth that is the result of high returns on company investments, not from financial maneuvering to boost short term earnings per share. The Portfolio is also taking a diversified approach to manage risk in this market. We have a little over 100 names in the Portfolio to mitigate the effect of the next potential accounting or other issue that may arise. In addition, the Portfolio is positioned to excel regardless of the timing or strength of the economic recovery as it remains diversified across the major economic sectors. The Portfolio does not have big sector over/under weight; rather we seek to enhance performance from superior stock selection based on our disciplined stock selection process.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF THOMAS A. GUNDERSON]

THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER

ADVANTUS CAPITAL MANAGEMENT, INC.

The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET      % OF STOCK
COMPANY                                         SHARES         VALUE       PORTFOLIO
-------                                         ------      -----------   ----------
Pfizer, Inc.                                    403,325     $14,116,375       6.0%
Microsoft Corporation                           217,500      11,771,100       5.0%
General Electric Company                        337,000       9,789,850       4.2%
Pepsico, Inc.                                   132,990       6,410,118       2.7%
Wyeth                                           113,400       5,806,080       2.5%
Wal-Mart Stores, Inc.                            97,900       5,385,479       2.3%
Johnson & Johnson                               100,600       5,257,356       2.3%
The Coca-Cola Company                            89,900       5,034,400       2.2%
Cisco Systems, Inc.                             353,484       4,931,102       2.1%
American International Group                     66,700       4,550,941       1.9%
                                                            -----------      -----
                                                            $73,052,801      31.2%
                                                            ===========      =====

[CHART]

Cash and Other Assets/Liabilities          2.6%
Communication Services                     0.4%
Transportation                             1.3%
Basic Materials                            1.7%
Energy                                     3.1%
Capital Goods                              6.1%
Consumer Cyclical                         13.6%
Financial                                 13.6%
Consumer Staples                          15.2%
Health Care                               20.3%
Technology                                22.1%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

[CHART]

                   GROWTH                     RUSSELL 1000
                  PORTFOLIO        CPI        GROWTH INDEX
    6/30/1992      $10,000       $10,000         $10,000
   12/31/1992      $11,002       $10,297         $11,168
   12/31/1993      $11,518       $10,579         $11,490
   12/31/1994      $11,610       $10,876         $11,796
   12/31/1995      $14,429       $11,151         $16,184
   12/31/1996      $16,904       $11,520         $19,925
   12/31/1997      $22,552       $11,723         $25,998
   12/31/1998      $30,378       $11,912         $36,063
   12/31/1999      $38,174       $12,223         $43,470
   12/31/2000      $29,840       $12,643         $33,723
   12/31/2001      $22,440       $12,839         $26,839
    6/30/2002      $18,535       $13,012         $21,262

AVERAGE ANNUAL TOTAL RETURN:

One year           -24.16%
Five year           -1.35%
Ten year             6.37%


On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1992 through June 30, 2002.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

BOND PORTFOLIO


PERFORMANCE

Performance was outstanding in the first half of 2002 on both an absolute basis and relative to its benchmark, the Lehman Aggregate Bond Index.** The Portfolio returned 4.12 percent* for the six month period, .33 basis points more than the Index, which returned 3.79 percent.

PERFORMANCE ANALYSIS

The fixed income market rallied in the first half of the year as turmoil in the equity markets forced investors to seek cover in the high quality sectors of the fixed income market. The uncertainty in the equity markets has kept the Federal Reserve on the sidelines, maintaining their neutral bias on future interest rate moves and leaving short-term interest rates unchanged during 2002. The fixed income market was anticipating a stronger economy and fully expected the Federal Reserve to raise key short-term interest sometime in the second or third quarter. These expectations have been pushed further into the future allowing interest rates to fall across the yield curve.

The solid Portfolio performance can be attributed to a variety of key decisions made throughout the year. Most importantly, we have been very cautious on our corporate credit quality and avoided the many disasters that befell the corporate bond market. Maintaining portfolio duration slightly longer than the market throughout the year allowed the Portfolio to participate in the market rally. The sizable positions in long U.S. Treasury bonds and U.S. Treasury Inflation Index Protection (TIPS) notes were both key performers. TIPS have been the best performing fixed income sector so far this year. The overweight position in mortgage-backed securities added yield to the Portfolio without any credit issues and provided excellent price appreciation. On a year to date basis, mortgage-backed securities have been the second best performing sector and the Portfolio has benefited the entire six months from being overweight this sector.

OUTLOOK

Looking ahead to the remainder of the year we plan to stay the course. We will remain very cautious on our credit picks and we will be monitoring with extreme care the credits that we own. We do not feel the dust has settled in the corporate bond market yet. We will continue to look for ways to add yield to the Portfolio through the use of mortgage-backed securities and corporate bonds, while being sensitive to principal preservation in these unstable times.

At the beginning of the year, our return expectations for the investment grade fixed income asset class was one where investors would "earn the coupon", or about a 5 percent annualized return. At the halfway point, those expectations have nearly been met and now where do we go from here? We believe interest rates are probably at or very near their low for this cycle, so being defensive from both a duration and credit standpoint is prudent at this point in time. We anticipate the shape of the yield curve will flatten with short-term interest moving higher once the equity market stabilizes and the economy gathers momentum. Until then, we feel the fixed income market will likely stay range bound and the conservative fixed income investor will be rewarded for their patience.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF WAYNE SCHMIDT]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

ADVANTUS CAPITAL MANAGEMENT, INC.

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, high quality debt instruments.

[CHART]

U.S. Treasury                             14.6%
U.S. Government Agencies                  31.1%
AAA Rated                                  5.7%
AA Rated                                   6.4%
A Rated                                   21.2%
BBB Rated                                 16.7%
D Rated                                    0.2%
Cash and Other Assets/Liabilities          4.1%


                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

[CHART]

                 BOND          LEHMAN BROTHERS
               PORTFOLIO     AGGREGATE BOND INDEX      CPI
    6/30/1992   $10,000            $10,000           $10,000
   12/31/1992   $10,494            $10,457           $10,297
   12/31/1993   $11,570            $11,476           $10,579
   12/31/1994   $11,043            $11,141           $10,876
   12/31/1995   $13,224            $13,199           $11,151
   12/31/1996   $13,616            $13,678           $11,520
   12/31/1997   $14,899            $14,999           $11,723
   12/31/1998   $15,804            $16,302           $11,912
   12/31/1999   $15,373            $16,167           $12,223
   12/31/2000   $16,978            $18,048           $12,643
   12/31/2001   $18,319            $19,567           $12,839
    6/30/2002   $19,075            $20,311           $13,012

AVERAGE ANNUAL TOTAL RETURN:

One year          8.13%
Five year         6.25%
Ten year          6.67%


On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1992 through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

MONEY MARKET PORTFOLIO


PERFORMANCE

The Money Market Portfolio returned .67 percent* for the period ended June 30, 2002. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, and to the six-month U.S. Treasury Bill, which returned .90 percent and
1.15 percent, respectively, for the six month U.S. Treasury Bill over the same period.

PERFORMANCE ANALYSIS

The low absolute returns achieved were a function of short-term interest rates remaining extremely low and a steep yield curve during the first half of the year. With the U.S. economy showing only modest improvement and continued turmoil in the equity markets, the yield curve as of June 30th looked remarkably similar to how it appeared at year-end. The yield on the three-month T-bill and the six-month T-bill at June 30th were within five basis points of where they ended in 2001 and still at their lowest levels in forty years. As a result of rates staying so low, the yields offered in the commercial paper market also remained depressed, with most issuers offering less than 2.00 percent.

The uncertainty in the equity markets kept the Federal Reserve at bay and the Federal Funds rate unchanged during the first half, though they shifted to a neutral bias (from weakness) relative to future interest rate moves. Late in the first quarter the fixed income market was anticipating a stronger economy and the Federal Reserve to raise key short-term interest rates sometime in the second or third quarter. Such expectations were pushed further into the future during the second quarter, thus the rally in interest rates.

The investment approach applied to the Money Market Portfolio was to stay the course over the past six months. Although attractive yields remain hard to come by, the Portfolio's safety and liquidity was not compromised to achieve marginally enhanced returns. Principal preservation and minimal credit risk remained our primary focus as always.

OUTLOOK

Halfway through 2002, we feel high-quality U.S. corporate commercial paper remains a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. We believe this is particularly true given the ever-present risk of significant financial market volatility. The Portfolio has over 95 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). In addition, the Portfolio's holdings are well diversified over a variety of stable industries. While money market returns remain low, we feel investors in this environment should be mindful of the benefits of excellent liquidity and principal preservation.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF STEVE NELSON]

STEVE NELSON PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

[CHART]

   AVERAGE DAYS TO MATURITY

                       NUMBER OF DAYS
Jan                          53
Jan                          48
Jan                          48
Jan                          49
Jan                          48
Feb                          46
Feb                          52
Feb                          54
Feb                          47
Mar                          43
Mar                          36
Mar                          35
Mar                          31
Apr                          34
Apr                          35
Apr                          36
Apr                          40
Apr                          43
May                          45
May                          44
May                          46
May                          39
Jun                          33
Jun                          47
Jun                          54
Jun                          47

[CHART]

SEVEN-DAY COMPOUND YIELD*

              Percentage
       Jan       1.39%
       Jan       1.29%
       Jan       1.29%
       Jan       1.16%
       Jan       1.24%
       Feb       1.18%
       Feb       1.24%
       Feb       1.18%
       Feb       1.23%
       Mar       1.18%
       Mar       1.22%
       Mar       1.23%
       Mar       1.24%
       Apr       1.19%
       Apr       1.19%
       Apr       1.07%
       Apr       0.87%
       Apr       1.00%
       May       1.00%
       May       1.14%
       May       1.03%
       May       0.99%
       Jun       1.08%
       Jun       1.02%
       Jun       1.06%
       Jun       1.02%


The yield quotation more closely represents the current earnings of the Money Market Fund than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

* Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government of any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

ASSET ALLOCATION PORTFOLIO


PERFORMANCE

The Asset Allocation Portfolio was down 5.07 percent for the period ended June 30, 2002. The Portfolio's benchmark, a blended index comprised of 60 percent S&P 500 Index+ and 40 percent Lehman Brothers Aggregate Bond Index++ returned -6.52 percent for the period ended June 30, 2002. The S&P Index and the Lehman Brothers Aggregate Bond Index returned -13.15 percent and 3.80 percent, respectively, for the same period.

PERFORMANCE ANALYSIS

Bottom up fundamental analysis identified several areas that looked particularly vulnerable in this market. The Portfolio had no exposure early in the year to the overbuilt telecommunications industry, which has continued to fall in value throughout the first six months of 2002. Tyco and GE, both serial acquirers who will have trouble using their stock or raising cheap funds to continue to acquire, were both reduced aggressively at the beginning of the year. Tyco has declined 66 percent since it was sold out of the Portfolio. An underexposure versus the benchmark in the large pharmaceutical companies helped performance. The operating fundamentals of these companies began to falter which led to the reduced weighting in this area. Being valuation sensitive and staying away from the telecommunication infrastructure equipment vendors such as Lucent, Nortel and JDS Uniphase helped performance in technology.

In addition, investments in Brunswick Corporation and the banking industry - Bank of America Corporation, Wachovia Corporation, and U.S. Bancorp - all have positive returns for the year.

OUTLOOK

At this point we feel that most areas of the market have come back to more reasonable valuation levels and having performance driven by stock selection versus sector weightings will be a successful strategy. The Portfolio has been positioned this way with just slight over- and underweights in certain sectors. Through out the rest of the year our focus will be on finding those companies that exhibit positive operating fundamentals and good valuations regardless of what sector or how fast or slow they are growing. The equity weight of the Portfolio has been reduced to the point where the next move will most likely be to increase our exposure to equities. We feel valuation on the S&P has become compelling and macro economic signs have been positive so we have two of the three characteristics we look for in a single issue applying to the market overall. Valuation is positive with operating fundamentals turning, now all we need is sentiment to turn more positive to get a nice rally in the market. We are waiting for that catalyst to arrive before increasing our equity weight.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF MATTHEW D. FINN, PHOTO OF WAYNE R. SCHMIDT, PHOTO OF ALLEN D.
STEINKOPF]

MATTHEW D. FINN, CFA, WAYNE R. SCHMIDT, CFA AND ALLEN D. STEINKOPF, CFA PORTFOLIO MANAGERS

ADVANTUS CAPITAL MANAGEMENT, INC.

The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, bonds and money market instruments. The mix of investments is varied by the Portfolio's management as economic conditions indicate.

FIVE LARGEST STOCK HOLDINGS

                                                               MARKET     % OF STOCK
COMPANY                                         SHARES          VALUE      PORTFOLIO
Exxon Mobil Corporation                         262,300     $10,733,316       4.0%
Wachovia Corporation                            243,300       9,289,194       3.5%
Microsoft Corporation                           160,500       8,686,260       3.3%
CitiGroup, Inc.                                 209,600       8,122,000       3.0%
Brunswick Corporation                           253,550       7,099,400       2.7%
                                                            -----------      -----
                                                            $43,930,170      16.5%
                                                            ===========      =====

BOND PORTFOLIO CHARACTERISTICS-QUALITY BREAKDOWN

                                                                          % OF BOND
RATING                                                                    PORTFOLIO
U.S. Treasury                                                                11.2%
U.S. Government Agencies                                                     36.6%
AAA rated                                                                     9.6%
AA rated                                                                      9.7%
A rated                                                                      14.9%
BBB rated                                                                    17.8%
CCC rated                                                                     0.2%
                                                                            ------
                                                                            100.0%
                                                                            ======

[CHART]

Bonds                                    34.4%
Common Stocks                            62.7%
Cash and Other Assets/Liabilites          2.9%


                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO,
         S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, A BLENDED
        INDEX OF 60 PERCENT S&P 500 INDEX AND 40 PERCENT LEHMAN BROTHERS
                  AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

[CHART]

                                                   LEHMAN
                                                  BROTHERS
                 ASSET ALLOCATION                 AGGREGATE
                     PORTFOLIO         CPI       BOND INDEX    S&P 500 INDEX   BLENDED INDEX
    6/30/1992         $10,000        $10,000       $10,000        $10,000         $10,000
   12/31/1992         $10,893        $10,297       $10,457        $10,762         $10,640
   12/31/1993         $11,597        $10,579       $11,476        $11,848         $11,699
   12/31/1994         $11,435        $10,876       $11,141        $11,996         $11,654
   12/31/1995         $14,295        $11,151       $13,199        $16,484         $15,170
   12/31/1996         $16,082        $11,520       $13,678        $19,603         $17,233
   12/31/1997         $19,136        $11,723       $14,999        $26,140         $21,684
   12/31/1998         $23,661        $11,912       $16,302        $33,610         $26,687
   12/31/1999         $27,251        $12,223       $16,167        $40,673         $30,871
   12/31/2000         $24,416        $12,643       $18,048        $36,955         $29,392
   12/31/2001         $20,909        $12,839       $19,567        $32,559         $27,362
    6/30/2002         $19,848        $13,012       $20,311        $28,277         $25,091

AVERAGE ANNUAL TOTAL RETURN:

One year               -8.91%
Five year               2.37%
Ten year                7.10%


On the chart above you can see how the Asset Allocation Portfolio's total return compared to the S&P 500 Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent S&P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on June 30, 1992 through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

+The S&P 500 Index is a broad unmanaged index of 500 common stocks which are representative of the overall U.S. stock market.

++The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

MORTGAGE SECURITIES PORTFOLIOS


PERFORMANCE

The Advantus Series Fund Mortgage Securities Portfolio returned 5.32 percent* for the first half of the year ending June 30, 2002. This compares favorably to the Fund's benchmark, the Lehman Brothers Mortgage Backed Securities Index,** which returned 4.51 percent over the same period.

PERFORMANCE ANALYSIS

During the first half of the year, we moved our duration to a level slightly above the Lehman Brothers Mortgage Index and actively pursued strategies that further strengthen our overall diversification, reduce your prepayment risk and increase your total return opportunities. We did this by remaining fully invested; moving down in coupon; swapping seasoned agency pass-throughs for newly issued pools; and increasing our ownership of prepayment challenged securities. Given this financial backdrop, we actively pursued mortgage pools with superior prepayment characteristics. Such securities could be backed by mortgages with low loan balances, prepayment penalties, low gross coupons, favorable geographics or issued to lower credit quality borrowers. These activities seek to help reduce prepayment volatility and improve income stability, which in turn can lead to better risk adjusted returns.

So far, prepayments have been well behaved and actually inline with market expectations. This refinancing wave is not shaping up to be as intense as the one experienced in '01. However, this refinancing window may actually be open longer and be more orderly than the refinancing wave of '01. If the equity markets get punished any more severely, however, we may reach new lows in mortgage rates, which will put pressure on mortgage performance going forward. This type of environment may actually be healthy for the market, as it would give investors more time to absorb higher volumes of new issue securities and make necessary adjustments to their portfolio. Prepayments remain an inherent risk in the mortgage market, but it's just one type of risk that we look forward to the opportunity to actively identify, price and manage.

We feel the credit outlook for the mortgage market remains solid especially among the prime quality sectors where we primarily focus our efforts. Here, upgrades continue to outpace downgrades. Opportunistically, certain sectors and, more specifically, certain securities within the higher credit rated sectors of the sub-prime mortgage market have offered us value. However, they tend to be few and far between. Sub-prime real estate-related asset-backed securities are, by nature, higher beta securities that are less homogeneous than residential or commercial mortgages. Asset-backed securities are not a uniform product group. Underwriting ABS under these market conditions takes focus, a lot of time and feels more like hand-to-hand combat as we work through numerous offerings to find value. Used sparingly, (5-15 percent allocation), they can play a valuable role in portfolio construction. ABS offers relative prepayment stability, shorter maturities and high yields all in return for less outright liquidity - a fair trade-off in this type of environment.

The ensuing 0.85 percent rally in intermediate interest rates has shorted the duration on the mortgage index since the beginning of the year by approximately 25 percent to 2.6 years. The effective duration on your Portfolio is approximately 2.75 years and inherently less "whippy" than the Mortgage Index, given our opportunistic asset allocation strategies and lower over all portfolio prepayment risk. Our sector allocations are 35 percent agency pass-throughs, 20 percent commercial mortgage securities, 9 percent real estate-related asset-backed securities, 35 percent non-agency residential securities and 1 percent cash.

OUTLOOK

Mortgages continue to offer value outright for short duration investors as well as shelter for weary investors seeking to rebalance their asset allocations and side step the blowouts in the equity markets and certain fixed income sectors. Fortunately, mortgages retain much of their safe haven status and continue to offer investors access to attractive yield and total return opportunities. This is especially important in this environment where investors are constantly reassessing the types and amounts of risk they are willing to carry in their portfolio, as well as the appropriate premium to assign/receive for investing in these markets. It is important to note that the mortgage market has historically provided its participants with some of the fixed income market's highest risk adjusted returns as measured by the Sharpe Ratio.

For all these reasons, we believe mortgages remain an attractive fixed income asset class especially for those who pursue it opportunistically and on all fronts. You deserve all the mortgage market has to offer and that's what we continue to offer you here at Advantus - a unique, holistic, active style that incorporates selective securities from numerous sectors of the mortgage market. We consistently apply a disciplined investment style that actively manages prepayment, credit, structure, liquidity and yield curve risk to the securities and sectors that offer the best pricing in comparison to the risks.

Two closing thoughts: First, given the general level of interest rates, we believe mortgage-backed securities could continue to give back some of the performance advantage they have had over competing asset classes throughout the year if rates continue to rally much more from here. Second, we feel investors need to lower their return expectations for their fixed income holdings. Fixed income has value for its stabilizing effect and consistent income and should not be viewed as offering consistent price appreciation.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF KENT WEBER]

KENT WEBER, CFA
PORTFOLIO MANAGER

ADVANTUS CAPITAL MANAGEMENT, INC.

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by Mortgage Securities include, but are not limited to, reinvestment of prepaid loans as low rates of return. In addition, the net asset value of Mortgage Securities may fluctuate in response to changes in interest rates and are not guaranteed.

[CHART]

HIGH QUALITY ASSETS

AAA Rated                                 45.1%
AA Rated                                  12.6%
A Rated                                   17.6%
BBB Rated                                 16.7%
BB Rated                                   5.4%
D Rated                                    1.1%
Cash and Other Assets/Liabilities          1.5%

[CHART]

SOLID LIQUIDITY

Public Issues                                                        69.0%
Liquid 144A Issues                                                   23.1%
Illiquid 144A Issues and Other Private Placement Illiquid Issues      6.4%
Cash and Other Assets/Liabilities                                     1.5%

[CHART]

PRUDENT SECTOR DIVERSIFICATION

FNMA                                           26.6%
GNMA                                            6.4%
Vendee Mortgage Trust                           0.4%
Non-Agency Subprime Residential MBS             1.5%
Non-Agency Commercial MBS                      15.9%
Other Agency Obligations                        0.7%
Non-Agency Prime Residential MBS               47.0%
Cash and Other Assets/Liabilities               1.5%


                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO,
                LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
                            AND CONSUMER PRICE INDEX

[CHART]

                                            LEHMAN BROTHERS
                    MORTGAGE SECURITIES     MORTGAGE-BACKED
                         PORTFOLIO         SECURITIES INDEX        CPI
    6/30/1992             $10,000               $10,000          $10,000
   12/31/1992             $10,637               $10,372          $10,297
   12/31/1993             $11,621               $11,081          $10,579
   12/31/1994             $11,229               $10,902          $10,876
   12/31/1995             $13,251               $12,733          $11,151
   12/31/1996             $13,947               $13,397          $11,520
   12/31/1997             $15,222               $14,668          $11,723
   12/31/1998             $16,223               $15,688          $11,912
   12/31/1999             $16,545               $15,978          $12,223
   12/31/2000             $18,498               $17,762          $12,643
   12/31/2001             $20,169               $19,221          $12,839
    6/30/2002             $21,236               $20,088          $13,012

AVERAGE ANNUAL TOTAL RETURN:

One year                    9.47%
Five year                   7.93%
Ten year                    7.63%


On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1992 through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

INDEX 500 PORTFOLIO


PERFORMANCE

For the period ended June 30, 2002, the S&P 500 Index Portfolio Generated a Loss of -13.38 percent.* This compares to the Portfolio's benchmark, the S&P 500 Index,** which -13.15 percent for the same period.

PERFORMANCE ANALYSIS

Eight of the eleven sectors posted negative returns for the period. Year-to-date, the Technology sector performance is down 29.60 percent, and Health Care is down 17.10 percent. These two sectors have detracted 8.90 percent to the six-month performance of the index. Basic Materials has the best year-to-date performance being up 8.10 percent and adding 0.20 percent to the Index return. The top five contributing stocks included The Coca-Cola Company, Lockheed Martin Corporation, Unilever NV, Unitedhealth Group, Inc. and Bank of America Corporation. The largest negative contributing stocks included General Electric Company, Intel Corporation, International Business Machines Corporation, Citigroup, Inc. and AOL Time Warner, Inc..

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT
PORTFOLIO MANAGER

ADVANTUS CAPITAL MANAGEMENT, INC.

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500).** It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET     % OF STOCK
COMPANY                                       SHARES         VALUE      PORTFOLIO
-------                                      -------     -----------   ----------
Microsoft Corporation                        272,866     $14,767,508       3.2%
General Electric Company                     500,729      14,546,177       3.2%
Exxon Mobil Corporation                      341,722      13,983,263       3.0%
Wal-Mart Stores, Inc.                        224,121      12,328,896       2.7%
Pfizer, Inc.                                 314,649      11,012,715       2.4%
CitiGroup, Inc.                              259,342      10,049,503       2.2%
American International Group                 131,655       8,982,821       2.0%
Johnson & Johnson                            151,724       7,929,096       1.7%
The Coca-Cola Company                        125,146       7,008,176       1.5%
International Business
Machines Corporation                          86,256       6,210,432       1.4%
                                                        ------------      -----
                                                        $106,818,587      23.3%
                                                        ============      =====

[CHART]

Cash and Other Assets/Liabilities          0.4%
Transportation                             0.9%
Utilities                                  3.1%
Basic Materials                            4.0%
Communication Services                     4.2%
Energy                                     7.7%
Capital Goods                              8.2%
Consumer Cyclical                         10.9%
Health Care                               12.7%
Consumer Staples                          13.0%
Technology                                14.7%
Financial                                 20.2%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

[CHART]

                INDEX 500
                PORTFOLIO     S&P 500 INDEX    CPI
    6/30/1992     $10,000        $10,000     $10,000
   12/31/1992     $10,803        $10,762     $10,297
   12/31/1993     $11,857        $11,848     $10,579
   12/31/1994     $11,997        $11,996     $10,876
   12/31/1995     $16,416        $16,484     $11,151
   12/31/1996     $19,969        $19,603     $11,520
   12/31/1997     $26,432        $26,140     $11,723
   12/31/1998     $33,828        $33,610     $11,912
   12/31/1999     $40,690        $40,673     $12,223
   12/31/2000     $36,869        $36,955     $12,643
   12/31/2001     $32,352        $32,559     $12,839
    6/30/2002     $28,024        $28,277     $13,012

AVERAGE ANNUAL TOTAL RETURN:

One year          -18.33%
Five year           3.16%
Ten year           10.85%


On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1992 through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+"Standard & Poor's(R)", "S&P(R)", "S&P 500(", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

CAPITAL APPRECIATION PORTFOLIO


PERFORMANCE

The Capital Appreciation Portfolio had a return of -24.40 percent* for the period ended June 30, 2002. This compares with the portfolio's benchmark, the S&P 500 Index,** which returned -13.15 percent and the Russell 1000 Growth Index+, which returned -20.78 percent for the same period.

PERFORMANCE ANALYSIS

The period was a poor one for stocks in general. Despite some encouraging economic data, including a rise in housing starts, commodity prices, and certain leading indicators, market conditions deteriorated as the period progressed. Investors appeared to be increasingly concerned about lackluster profits, geopolitical tensions and, most importantly for the U.S. market, a decreased confidence in corporate managements and Wall Street analysts.

In short, the traditional relationship between the economy and the stock market broke down in the period. While first-quarter GDP was revised upward to a robust 6.1% annualized rate in June, prominent equity indexes declined significantly, in some cases approaching their post-September 11 lows late in the period.

The Portfolio was hurt by the market's broad-based decline and by weakness in certain areas. Stocks that contributed negatively to the Portfolio's return included its consumer-discretionary and health-care names. The Portfolio was also hindered somewhat by its underweighting in the consumer-staples sector, which had a relatively good showing.

On the positive side, relatively speaking, the Portfolio's technology holdings aided its return vs. that of the Russell benchmark. While it was another difficult period for technology stocks, the Portfolio's holdings here outperformed. The Portfolio's financial-services stocks also aided its performance.

We believe that the market is generally undervalued at this point, though we expect it to remain quite volatile (both on the up and down sides) over the next few months at least. But we are hopeful that, perhaps by late September or October, the market can begin a more even, albeit potentially subdued, recovery. We think that stocks should regain their footing as third-quarter earnings releases show improvements in both the quantity and quality of earnings.

Within this environment, we intend to maintain a mix of what we deem to be "stable growers" (e.g., Pfizer, Inc. 4.52%) and more cyclical growth names (e.g., Microsoft Corporation 4.88%). Cyclically oriented sectors we continue to favor included media, where we believe advertising revenues are gradually improving within the TV, radio and newspaper industries. Representative holdings as of June 30 included Viacom. We also favor certain retail stocks, though we are carefully monitoring the potential for a drop-off in consumer spending.

With regard to technology, which we view as a cyclical growth area, we ended the period with a slight underweighting. We are not overly optimistic for this sector's intermediate-term prospects, but we believe that certain names should benefit as corporate profits begin to improve and companies upgrade their systems. We also believe that technology companies will be aided in the fourth quarter from accelerated depreciation benefits contained in the economic stimulus package.

In the financial-services sector, we continued to own companies that we believe have positive business fundamentals. Representative holdings continued to include American International Group. Now that it appears the Federal Reserve is in no hurry to raise interest rates, we may increase our weighting in this sector going forward.

Elsewhere of note, in the producer durables area we continue to favor higher-quality industrial concerns that are exposed to economic recovery and that may benefit from a weaker dollar. Holdings include General Electric and Danaher Corporation. We like the defensive characteristics of the consumer staples sector, but believe it has become fairly fully priced. We intend to maintain a bias here toward food & beverage companies, which also stand to benefit from a weaker dollar. Finally, in the energy segment, we expect to maintain a small position in the oil-services industry. We are currently cautious toward energy as a whole, with the view that energy prices may decline over the summer, barring supply disruptions related to geopolitical factors.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF SUSAN L. BLACK]

SUSAN L. BLACK, CFA

[PHOTO OF JEFFREY T. ROSE]

JEFFREY T. ROSE
CREDIT SUISSE ASSET MANAGEMENT, LLC

The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Credit Suisse Asset Management, LLC provides investment advice to the Capital Appreciation Portfolio under a sub-advisory agreement.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET     % OF STOCK
COMPANY                                       SHARES         VALUE      PORTFOLIO
-------                                      -------      ----------   ----------
Microsoft Corporation                        162,600      $8,799,912       5.0%
Pfizer, Inc.                                 235,375       8,238,125       4.7%
Viacom, Inc.                                 166,417       7,383,922       4.2%
American International Group                 107,500       7,334,725       4.2%
General Electric Company                     174,000       5,054,700       2.9%
Intel Corporation                            275,700       5,037,039       2.9%
Medtronic, Inc.                              114,600       4,910,610       2.8%
Johnson & Johnson                             92,896       4,854,745       2.8%
United Parcel Service Inc                     74,200       4,581,850       2.6%
Danaher Corporation                           68,500       4,544,975       2.6%
                                                         -----------      -----
                                                         $60,740,603      34.7%
                                                         ===========      =====

[CHART]

Cash and Other Assets/Liabilities          3.6%
Energy                                     1.2%
Transportation                             2.5%
Capital Goods                              5.8%
Consumer Cyclical                         10.5%
Financial                                 13.8%
Consumer Staples                          17.1%
Health Care                               22.2%
Technology                                23.3%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
        RUSSELL 1000 GROWTH INDEX, S&P 500 INDEX AND CONSUMER PRICE INDEX

[CHART]

                  CAPITAL
               APPRECIATION                   RUSSELL 1000
                 PORTFOLIO    S&P 500 INDEX   GROWTH INDEX      CPI
    6/30/1992     $10,000        $10,000         $10,000      $10,000
   12/31/1992     $11,253        $10,762         $10,501      $10,297
   12/31/1993     $12,428        $11,848         $10,803      $10,579
   12/31/1994     $12,707        $11,996         $11,091      $10,876
   12/31/1995     $15,602        $16,484         $15,216      $11,151
   12/31/1996     $18,350        $19,603         $18,734      $11,520
   12/31/1997     $23,536        $26,140         $24,444      $11,723
   12/31/1998     $30,792        $33,610         $33,907      $11,912
   12/31/1999     $37,415        $40,673         $40,871      $12,223
   12/31/2000     $33,615        $36,955         $31,707      $12,643
   12/31/2001     $25,335        $32,559         $25,234      $12,839
    6/30/2002     $19,154        $28,277         $19,991      $13,012

AVERAGE ANNUAL TOTAL RETURN:

One year          -33.45%
Five year          -1.41%
Ten year            6.72%


On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the Russell 1000 Growth Index, the S&P 500 Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on June 30, 1992 through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

INTERNATIONAL STOCK PORTFOLIO


PERFORMANCE

The International Stock Portfolio returned .10 percent* for the period ended June 30, 2002. This compared favorably to the MSCI EAFE Index** return of -1.37 percent for the same period.

PERFORMANCE ANALYSIS

Over the six-month period ended June 30, 2002, global stock markets generally declined as investors' risk tolerance decreased amidst concerns including terrorism and corporate malfeasance. More recently, concerns about the health of the U.S. economy and, by extension, its financial markets has prompted a drop in the U.S. dollar against the euro, the yen, and other currencies. As investors ponder the potential effects of a dollar decline on world trade, corporate profits, investment returns, and a nascent economic recovery, the dollar itself became a source of concern in the global stock markets.

Recall that the later part of 2001 was characterized by the tragedy of September 11 which exacerbated trends already in evidence: declining consumer confidence and falling expectations for gross domestic product (GDP) and corporate earnings in Asia, Europe, and the United States. Moreover, continuing conflicts of interest implicating sell-side analysts, poor earnings visibility (aggravated by corporate scandals related to lax and/or fraudulent accounting), and a sense that the economic recovery had flattened led to a crisis of confidence among investors.

Year-to-date, the primary driver of excess returns compared to the index has been overall stock selection, particularly in Europe, where our holdings have withstood the poor market environment. Specifically, our exposure to the UK, Sweden, Finland, France and Germany added value in absolute performance terms. While our Asian holdings have contributed to the portfolio's performance, we have underperformed versus the benchmark with the exception of our exposure to South Korea. We remain underweight Japan due to our inability to identify significant value opportunities there. Additionally, our exposure to emerging markets equities contributed to the portfolio's performance.

From an industry perspective, positive returns from holdings in materials, industrials, utilities and consumer related stocks overshadowed in aggregate, negative returns from holdings in healthcare and information technology for the six months.

While the weakness of the U.S. dollar boosted the investment returns of many holdings in the portfolio, the drop in prices had a slight negative effect on portfolio performance in currency terms. It is important to note that we do not make specific predictions on the short-term value of currencies. However, we know the U.S. dollar had been appreciating for several years and in prior discussions we stated our opinion on the euro being undervalued against the U.S. dollar. Given the recent domestic scandals and accounting woes, it should not be shocking that foreign investors have been less inclined to seek the dollar as a "safe haven" as they have in the past. However, we believe the probability of a collapse of the dollar is very low. The United States remains, by far, the largest economy and still attracts foreign investment.

Looking forward, globally, stock valuations in Europe and non-Japan Asia generally remained more attractive than in the United States. We expect this disparity to continue over the near term. In Europe, we believe tax reform should continue to encourage restructuring; and labor reform, although slow, has improved. In 1993, only 23% of the labor force in Europe was considered "temporary help"; in 2000 it was 30%. However, labor mobility continues to be one of the biggest sources of inefficiency in Europe. The European Commission is aware of this; recently the commission put forth 25 recommendations to increase worker mobility and urged member states to implement the recommendations by 2005.

In non-Japan Asia, stock markets continued to trade at discounts to the U.S. market, and to a lesser extent, the European markets. Japan remained at a relatively low weighting in the portfolio, for the same reasons that it has been in the past - relatively high valuations and lack of commitment to restructuring. Political stagnation, aggravated by bribery and corruption scandals, has polluted Mr. Koizumi's administration, and he has failed to implement reform.

OUTLOOK

Recent volatility in the global equity markets has provided us with opportunities to invest in what we believe are bargain stocks. The companies come from several industry sectors, including sectors for which the consensus outlook is gloomy such as pharmaceuticals, telecommunications, media, and information technology. Going forward, we anticipate continuing to add very selectively to positions in those sectors.

Our philosophy and process at Templeton remain consistent and we will continue to search for stocks we believe exhibit sound fundamentals at attractive prices. Furthermore, we continue to be optimistic about our current holdings. We look forward to the opportunities ahead.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF GARY R. CLEMONS]

[PHOTO OF EDGERTON TUCKER SCOTT III]

GARY R. CLEMONS
EDGERTON TUCKER
SCOTT III, CFA
TEMPLETON INVESTMENT
COUNSEL, LLC

The International Stock Portfolio seeks long-term capital growth. The Portfolio will invest primarily in common stocks of companies and governments outside the United States. While Advantus Capital Management, Inc. acts as investment adviser for the portfolio, Templeton Investment Counsel, LLC provides investment advice to the International Stock Portfolio under a subadvisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET     % OF STOCK
COMPANY                                        SHARES        VALUE      PORTFOLIO
-------                                      ---------    ----------   ----------
ING Group                                      251,394    $6,455,195       2.4%
Bae Systems PLC                              1,148,600     5,865,217       2.2%
Nippon Telephone & Telegraph                     1,291     5,310,053       1.9%
BHP Billiton PLC                               946,100     5,155,651       1.9%
Foreningssparbaken                             403,700     5,117,355       1.9%
BIC                                            125,200     5,007,725       1.8%
Axa-Uap                                        261,980     4,791,706       1.8%
Shell Transportation & Trading Company PLC     632,900     4,775,411       1.8%
Korea Telecom ADR                              216,960     4,697,184       1.7%
Aventis                                         66,025     4,678,551       1.7%
                                                         -----------      -----
                                                         $51,854,048      19.1%
                                                         ===========      =====

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX

[CHART]

                 INTERNATIONAL
                     STOCK         MORGAN STANLEY
                   PORTFOLIO        CAPITAL EAFE        CPI
    6/30/1992       $10,000            $10,000        $10,000
   12/31/1992        $9,118             $8,156        $10,179
   12/31/1993       $13,144            $10,843        $10,458
   12/31/1994       $13,102            $11,722        $10,752
   12/31/1995       $14,966            $13,088        $11,024
   12/31/1996       $17,928            $13,916        $11,388
   12/31/1997       $20,069            $14,198        $11,589
   12/31/1998       $21,394            $17,084        $11,775
   12/31/1999       $25,979            $21,747        $12,083
   12/31/2000       $26,189            $18,702        $12,498
   12/31/2001       $23,249            $14,735        $12,691
    6/30/2002       $23,784            $14,533        $12,863

AVERAGE ANNUAL TOTAL RETURN:

One year             -4.58%
Five year             2.70%
Ten year              8.81%


On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1992 through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.

SMALL COMPANY GROWTH PORTFOLIO


PERFORMANCE

For the six months ended June 30, 2002, the Small Company Growth Portfolio had a loss of 20.56%*, vs. a decline of 17.35% for the Russell 2000 Growth Index.**

PERFORMANCE ANALYSIS

Small-cap stocks, and equity markets in general, struggled in the period, especially in May and June. Investor sentiment eroded steadily as economic projections were revised downward and corporate governance and financial reporting issues continued to dominate the headlines. In addition, the war on terrorism, along with the armed conflicts occurring in the Middle East and between India and Pakistan, caused pessimism to spread.

The Portfolio's showing reflected the very difficult environment for the stocks it targets. The Portfolio underperformed its benchmark, hampered by weakness in certain of its technology and media holdings. On the positive side, in relative terms, stocks that aided the Portfolio included its health care (specifically its hospital management and HMO stocks) and consumer discretionary holdings.

Because we began and ended the period with the same cautious outlook on the economy as well as the market, we made no significant sector allocation shifts. We maintained a neutral-to-underweighted position in technology, where our focus remained almost exclusively on software companies that we believe might benefit from any recovery in corporate spending.

We maintained an overweighting in the consumer discretionary sector. Within this sector, one notable development in the period was a U.S. Senate proposal to re-regulate the radio industry. While the proposal sparked a decline in media stocks in late June, we continue to view certain companies favorably. We believe that the bill as sponsored is unlikely to pass, and even if it did, it probably would not have a direct material impact on the small-cap radio stocks held in the portfolio.

Other noteworthy sector weightings for the Portfolio continued to include health care, where we held a mix of services and pharmaceutical names. We held smaller but still significant positions in the energy, financial-services, consumer staples and transportation areas.

OUTLOOK

Looking ahead, we do believe the economy should continue to recover. We are also reminded that after each of the past 13 U.S. recessions, small-cap stocks outperformed the larger-cap segment, often by a wide margin. Whether small cap stocks can outperform again remains to be seen, but we see no fundamental reasons that they should lag. Regardless, stock selection is critical and we will remain focused on those companies we deem to be innovative and well managed and whose shares appear reasonably valued given their longer-term business prospects.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF ELIZABETH B. DATER]

[PHOTO OF SAMMY OH]

ELIZABETH B. DATER AND SAMMY OH
CREDIT SUISSE ASSET MANAGEMENT, LLC PORTFOLIO MANAGERS

The Small Company Growth Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies whose market capitalization are within the range of capitalization of companies in the Russell 2000 Growth Index**.

While Advantus Capital Management acts as investment advisor for the Portfolio, Credit Suisse Asset Management, LLC provides investment advice to the Small Company Growth Portfolio under a sub-advisory agreement.

Small Company Securities have varying degrees of risk. Investments in smaller company and micro-cap stocks carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with each investment option.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET     % OF STOCK
COMPANY                                       SHARES         VALUE      PORTFOLIO
-------                                      -------      ----------   ----------
Emmis Communications                         173,200      $3,670,108       2.7%
Province Healthcare Company                  143,860       3,216,710       2.3%
Entercom Communications Corporation           67,700       3,107,430       2.3%
Affymetrix, Inc.                             122,600       2,941,174       2.1%
CACI International, Inc.                      69,500       2,654,205       1.9%
Medicis Pharmaceutical Corporation            61,735       2,639,789       1.9%
Lifepoint Hospitals, Inc.                     71,600       2,599,796       1.9%
Pogo Producing Company                        76,500       2,495,430       1.8%
Mid Atlantic Medical Services, Inc.           76,600       2,401,410       1.7%
Coventry Health Care, Inc.                    83,700       2,385,450       1.7%
                                                         -----------      -----
                                                         $28,111,502      20.3%
                                                         ===========      =====

[CHART]

Cash and Other Assets/Liabilities          7.3%
Transportation                             0.8%
Basic Materials                            1.1%
Capital Goods                              2.9%
Financial                                  6.5%
Energy                                     8.8%
Consumer Staples                          13.7%
Technology                                16.2%
Consumer Cyclical                         18.4%
Health Care                               24.3%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

[CHART]

                        SMALL COMPANY
                           GROWTH                  RUSSELL 2000
                          PORTFOLIO       CPI      GROWTH INDEX
           5/3/1993        $10,000      $10,000       $10,000
         12/31/1993        $11,733      $10,132       $12,234
         12/31/1994        $12,456      $10,416       $11,938
         12/31/1995        $16,449      $10,680       $15,641
         12/31/1996        $17,509      $11,033       $17,401
         12/31/1997        $18,867      $11,227       $19,654
         12/31/1998        $19,106      $11,408       $19,898
         12/31/1999        $27,824      $11,706       $28,474
         12/31/2000        $24,686      $12,108       $22,088
         12/31/2001        $21,058      $12,295       $20,048
          6/30/2002        $16,728      $12,462       $16,570

AVERAGE ANNUAL TOTAL RETURN:

One year                                  -20.98%
Five year                                  -1.85%
Since inception (5/3/93)                    5.78%


On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO


PERFORMANCE

For the six-month period ended June 30, 2002, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2002 Portfolio*                           1.22 percent
Maturing Government Bond 2006 Portfolio*                           4.84 percent
Maturing Government Bond 2010 Portfolio*                           6.79 percent

For the six-month period ended June 30, 2002, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**                             1.04 percent
Ryan Lab's Inc. September 2006 Index**                             4.40 percent
Ryan Lab's Inc. September 2010 Index**                             6.24 percent

As time passes, the duration of each portfolio continues to roll forward toward its respective maturity. The effective duration of each Portfolio, in years, is as follows:

Maturing Government Bond 2002 Portfolio                              0.58 years
Maturing Government Bond 2006 Portfolio                              4.39 years
Maturing Government Bond 2010 Portfolio                              8.15 years

PERFORMANCE ANALYSIS

The first half of 2002 continued with the volatility with which it ended the year 2001. The equity markets finished the first half of 2002 unsettled with one of their biggest declines in history. The close of the first half of 2002 found the mortgage market poised on the verge of another refinancing wave and the corporate bond market had another colossal accounting fraud on its hands with WorldCom.

In the first three months of 2002, the yield curve rose moderately as the markets felt a preemptive rate hike by the Federal Reserve would happen in the short term. However, as the economy slowed even further and the equity market traded off, the treasury markets rallied by pushing the two year through the ten year rates marginally lower and credit spreads on high rated securities tightened.

The performance of the Portfolios benefited due to their concentration in high quality spread product, which gave them increased yield over their benchmarks and allowed them to benefit from the rally in both Treasuries and high quality spread product.

OUTLOOK

While the U.S. economy has not found its footing yet, we believe the foundation is currently being established (record fiscal stimulus by Federal Reserve and financial markets cleaning up their problems) so the U.S. economy could show signs of growth in late 2002 or early 2003. We feel this will put pressure on short-term interest rates, as the market will forecast an increase in inflation and therefore increase short-term interest rates rise, while long-term rates decline (flattening yield curve). We believe this will make the fundamentals of the spread sector even more attractive. We will maintain the current overweight to spread product to take advantage of this situation.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF KENT WEBER]

KENT WEBER, CFA
PORTFOLIO MANAGER

ADVANTUS CAPITAL
MANAGEMENT, INC.

The Maturing Government Bond 2002, 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2002, 2006 and 2010 liquidation dates of each Portfolio.

[CHART]

MATURING GOVERNMENT BOND 2002 PORTFOLIO

FHLMC Strip                               32.6%
U.S. Treasury Strip                       22.8%
FICO Strip                                 8.8%
RFC Strip                                  5.9%
TVA Strip                                  6.8%
FNMA Strip                                21.6%
Cash and Other Assets/Liabilities          1.5%

[CHART]

MATURING GOVERNMENT BOND 2006 PORTFOLIO

U.S. Treasury Strip                       37.4%
FICO Strip                                23.7%
Israel State Aid Strip                     9.5%
RFC Strip                                  9.1%
FNMA Strip                                19.8%
Cash and Other Assets/Liabilities          0.5%

[CHART]

MATURING GOVERNMENT BOND 2010 PORTFOLIO

U.S. Treasury Strip                       21.3%
FICO Strip                                24.6%
Turkey GTC                                 5.7%
Israel State Aid                          17.4%
Israel GTC                                 5.4%
RFC Strip                                  5.9%
FNMA Strip                                18.6%
Cash and Other Assets/Liabilities          1.1%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND
                 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002
                INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX


ADVANTUS MATURING GOVERNMENT BOND PORTFOLIOS

[CHART]

                    MATURING
                   GOVERNMENT
                    BOND 2002       RYAN
                    PORTFOLIO    LABS INDEX       CPI
        5/2/1994     $10,000       $10,000      $10,000
      12/31/1994     $10,028        $9,952      $10,190
      12/31/1995     $12,537       $12,569      $10,447
      12/31/1996     $12,754       $12,728      $10,793
      12/31/1997     $13,838       $13,897      $10,983
      12/31/1998     $15,168       $15,330      $11,160
      12/31/1999     $15,095       $15,286      $11,451
      12/31/2000     $16,332       $16,625      $11,845
      12/31/2001     $17,565       $18,097      $12,028
       6/30/2002     $17,779       $18,286      $12,191

AVERAGE ANNUAL TOTAL RETURN:

One year                                 4.85%
Five year                                6.43%
Since inception (5/2/94)                 7.30%

On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through June 30, 2002.


                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
  A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX

[CHART]

                            MATURING
                           GOVERNMENT
                            BOND 2006       RYAN
                            PORTFOLIO    LABS INDEX     CPI
                5/2/1994     $10,000       $10,000    $10,000
              12/31/1994     $10,013        $9,988    $10,190
              12/31/1995     $13,490       $13,532    $10,447
              12/31/1996     $13,327       $13,351    $10,793
              12/31/1997     $15,009       $15,116    $10,983
              12/31/1998     $17,165       $17,380    $11,160
              12/31/1999     $15,825       $16,087    $11,451
              12/31/2000     $18,298       $18,808    $11,845
              12/31/2001     $19,775       $20,705    $12,028
               6/30/2002     $20,732       $21,615    $12,191

AVERAGE ANNUAL TOTAL RETURN:

One year                                10.68%
Five year                                8.80%
Since inception (5/2/94)                 9.34%

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through June 30, 2002.

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
  A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX

[CHART]

                             MATURING
                            GOVERNMENT
                             BOND 2010        RYAN
                             PORTFOLIO     LABS INDEX       CPI
               5/2/1994       $10,000        $10,000      $10,000
             12/31/1994        $9,970         $9,931      $10,190
             12/31/1995       $14,080        $14,313      $10,447
             12/31/1996       $13,599        $13,880      $10,793
             12/31/1997       $16,028        $16,251      $10,983
             12/31/1998       $18,317        $18,824      $11,160
             12/31/1999       $16,204        $16,686      $11,451
             12/31/2000       $19,665        $20,656      $11,845
             12/31/2001       $20,641        $21,285      $12,028
              6/30/2002       $22,042        $22,613      $12,191

AVERAGE ANNUAL TOTAL RETURN:

One year                                11.66%
Five year                                9.73%
Since inception (5/2/94)                10.16%


On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

VALUE STOCK PORTFOLIO


PERFORMANCE

The Portfolio had a total return of -3.99 percent,* ahead of its primary benchmark of the Russell 1000 Value Index,** which returned -12.81 percent. Value styles have also outpaced the broad market for this time period, evidenced by the Portfolio performing better than the S&P 500,+ which returned -13.15 percent.

PERFORMANCE ANALYSIS

The Portfolio's performance is dependent on individual stock selection. During the period, our analysis of companies helped the Portfolio to avoid many of the high-profile disappointments in the market. For example, the Portfolio did not hold Worldcom, Tyco or Enron during this period. Investing in sound companies at low stock prices generally rewards the buyer over time. A number of our individual holdings had notable performance for the period, such as Brunswick (boating), Anthem (health insurance) and Prologis (real estate).

OUTLOOK

It appears the domestic economy is slowly recovering in a choppy manner, and these fits and starts have been reflected in the volatility of the equity markets. While we believe the economy is sound and will ultimately return to traditional long-term growth rates, it is impossible to predict the strength or timing of such a recovery. Thus we continue to select investments one at a time with a bottom-up, individual company focus.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF MATTHEW D. FINN]

[PHOTO OF MATTHEW NORRIS]

MATTHEW D. FINN, CFA AND
MATTHEW NORRIS, CFA
PORTFOLIO MANAGER

ADVANTUS CAPITAL MANAGEMENT, INC.

The Value Stock Portfolio seeks long-term accumulation of capital. The secondary objective is the production of income. The Portfolio invests primarily in equity securities of which, in the opinion of the Adviser, are undervalued relative to other securities or to their potential for improved operating performance and financial strength.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET      % OF STOCK
COMPANY                                       SHARES         VALUE       PORTFOLIO
-------                                      -------     -----------    ----------
Exxon Mobil Corporation                      184,304      $7,541,719       5.8%
CitiGroup, Inc.                              132,406       5,130,732       3.9%
Wachovia Corporation                         111,400       4,253,252       3.2%
Bank of America Corporation                   58,580       4,121,689       3.1%
Chevron Corporation                           41,860       3,704,610       2.8%
Brunswick Corporation                        123,100       3,446,800       2.6%
Verizon Communications                        83,405       3,348,711       2.6%
Wells Fargo & Company                         64,500       3,228,870       2.5%
U.S. Bancorp                                 132,994       3,105,410       2.4%
SBC Communications, Inc.                      90,910       2,772,755       2.1%
                                                         -----------      -----
                                                         $40,654,548      31.0%
                                                         ===========      =====

[CHART]

Cash and Other Assets/Liabilities          2.8%
Transportation                             1.9%
Utilities                                  2.7%
Health Care                                5.0%
Communication Services                     6.0%
Basic Materials                            6.5%
Technology                                 6.7%
Capital Goods                              7.1%
Consumer Cyclical                          9.3%
Consumer Staples                           9.7%
Energy                                    11.2%
Financial                                 31.1%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
                RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

[CHART]

                           VALUE STOCK              RUSSELL 1000
                            PORTFOLIO      CPI      VALUE INDEX
                5/2/1994     $10,000     $10,000      $10,000
              12/31/1994     $10,457     $10,190      $10,209
              12/31/1995     $13,904     $10,448      $14,124
              12/31/1996     $18,207     $10,793      $17,181
              12/31/1997     $22,065     $10,984      $23,223
              12/31/1998     $22,452     $11,160      $26,855
              12/31/1999     $22,513     $11,452      $28,826
              12/31/2000     $22,149     $11,845      $30,847
              12/31/2001     $19,834     $12,028      $29,121
               6/30/2002     $19,041     $12,191      $27,729

AVERAGE ANNUAL TOTAL RETURN:

One year                               -11.24%
Five year                               -2.08%
Since inception (5/2/94)                 8.21%


On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

+The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the overall U.S. stock market.

SMALL COMPANY VALUE PORTFOLIO

PERFORMANCE

For the period ended June 30, 2002, the Small Company Value Portfolio returned
1.69 percent. * The Russell 2000 Value Index** returned 7.26 percent for the same period.

PERFORMANCE ANALYSIS

In the first quarter mid- and smaller-cap stocks were favored over larger-cap stocks, while Value significantly outperformed Growth across the market cap spectrum. In this environment, Small Cap Value was distinctly favored as the Russell 2000 Value's 9.6% return was the best among the Russell indices. Strength during the quarter was widespread with the Transportation, Materials, and Consumer Discretionary sectors among the Russell 2000 Value Index's top performing sectors.

Both security selection and sector weighting decisions contributed to the portfolio posting a strong absolute return and outperforming the benchmark in the first quarter. Returns were helped most by an overweight and good stock selection in Transportation. Returns also benefited from good stock selection in the Consumer Discretionary and Producer Durables sectors. Both below-index weights and - more importantly - strong security selection in the Technology and Utilities sectors helped returns as well. Only security selection in the Materials sector materially detracted from benchmark-relative performance comparisons during the quarter. The portfolio entered the second quarter well positioned for an economic recovery through its exposure to value names in early-cycle industries such as autos, airlines, retail, and materials.

In the second quarter markets struggled with diminished investor confidence resulting from government warnings of terrorist attacks, corporate governance issues, and fears of a double-dip economic slowdown. As in the first quarter, small and mid-cap stocks were favored over larger-cap stocks, while Value outperformed Growth across the market cap spectrum. For the second consecutive quarter, the Russell 2000 Value posted the best return among the Russell indices, returning -2.1 percent.

The Russell 2000 Value's Index's performance in the second quarter reflected, in large part, its large Financial Services weight; the Index's largest sector was the only one to post a positive return.

In an environment where a pro-cyclical bias hurt performance, your portfolio lagged the Index. Both sector weights and individual security selection contributed to underperformance. In particular, our significant Financial Services underweight was a leading cause of below-index returns. Overweights in Technology and Producer Durables and a Consumer Staples underweight were also modestly detrimental to performance. Absolute and benchmark-relative returns were hurt by our holdings in the Producer Durables sector. Security selection in the Consumer Discretionary, Financial Services, and Technology sectors also contributed to below-benchmark returns. Returns benefited from a large position and strong stock selection in Energy, where the portfolio posted a positive return despite a weak market environment. Stock selection in Transportation and Materials and an underweight in Utilities were also beneficial for performance

OUTLOOK

Our firm's top-down forecast is that U.S. economy will grow at a below 3 percent pace during the remainder of 2002. We believe Federal Reserve policy is expected to remain accommodative through 2003. Near term, we feel the U.S. is likely to remain in a low-inflation, high-productivity environment.

At the end of the second quarter, we remain significantly less concentrated in Financial Services than the Russell 2000 Value Index and are moderately underweighted in Consumer Staples and Utilities. Conversely, we remain heavily weighted in the Consumer Discretionary, Materials, Producer Durables, Transportation, and Energy sectors. Because of our value approach, the portfolio has tended to have a modest cyclical bias, and our perception of individual stock values is leading us to add cyclical names and trim positions in defensive stocks in our trading. Consequently, the portfolio is well positioned for the market to reflect increased confidence in an economic recovery.

That being said, top-down forecasts of the economy are not central to our investment process. Our approach is to seek superior investment returns through bottom-up fundamental stock research, by operating with a long-term outlook and a clear value orientation, and by taking a very patient and disciplined approach to buying and selling securities.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JOHN BURBANK]

JOHN BURBANK, CFA
STATE STREET RESEARCH AND MANAGEMENT COMPANY

The Small Company Value Portfolio seeks the long-term accumulation of capital. It invests primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values that are low relative to their underlying value or future earnings and growth potential. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Portfolio's prospectus for specific information about risks associated with the investment, as well as charges and expenses. While Advantus Capital Management, Inc. serves as investment adviser to the Portfolio, State Street Research & Management Company provides investment advice to the Small Company Value Portfolio under a sub-advisory agreement.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET      % OF STOCK
COMPANY                                       SHARES         VALUE       PORTFOLIO
-------                                      -------      ----------    ----------
Methanex Corporation                         195,900      $1,618,134       2.8%
Phelps Dodge Corporation                      30,600       1,260,720       2.2%
EGL, Inc.                                     63,400       1,075,264       1.9%
Varian Semiconductor Equipment                27,900         946,647       1.7%
International Game Technology                 16,600         941,220       1.6%
Wabtec Corporation                            66,000         908,820       1.6%
Brooks-PRI Automation, Inc.                   34,200         874,152       1.5%
Harrahs Entertainment, Inc.                   19,600         869,260       1.5%
Mandalay Resort Group                         31,300         862,941       1.5%
Stillwater Mining Company                     52,100         827,348       1.5%
                                                         -----------      -----
                                                         $10,184,506      17.8%
                                                         ===========      =====

[CHART]

Cash and Other Assets/Liabilities          9.8%
Communication Services                     0.2%
Utilities                                  0.4%
Consumer Staples                           2.3%
Health Care                                2.6%
Financial                                  4.1%
Transportation                             6.4%
Energy                                     7.1%
Basic Materials                           15.0%
Consumer Cyclical                         15.0%
Capital Goods                             16.1%
Technology                                21.0%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE PORTFOLIO,
                RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

[CHART]

                             SMALL COMPANY    RUSSELL
                                 VALUE         2000
                               PORTFOLIO    VALUE INDEX      CPI
               10/1/1997        $10,000       $10,000      $10,000
              12/31/1997        $10,229       $10,168      $10,019
              12/31/1998         $9,539        $9,513      $10,179
              12/31/1999         $9,246        $9,371      $10,446
              12/31/2000        $11,835       $11,508      $10,804
              12/31/2001        $13,679       $13,121      $10,972
               6/30/2002        $13,910       $12,504      $11,120

AVERAGE ANNUAL TOTAL RETURN:

One year                                    0.71%
Since inception (10/1/97)                   7.20%


On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. Market.

GLOBAL BOND PORTFOLIO


PERFORMANCE

The Advantus Series Fund Global Bond Portfolio returned 9.51 percent* for the six month period ended June 30, 2002. This compares to the Portfolio's benchmark, the Salomon Bros. World Govt. Bond Index**, which returned 9.85 percent for the same period.

PERFORMANCE ANALYSIS

We have a short duration position in your Portfolio, which reflects a bearishness about bond markets.

In the US and European markets, we are short duration because the focus on corporate earnings and equity market weakness has caused the bond market to lose sight of what appears still to be an improving macro-economic environment. This will likely continue to be so given how `easy' U.S. (and other economies') policy settings are. We believe it will probably take further significant equity weakness and/or further credit events to allow bond yields to rally meaningfully from current levels. Interestingly, within two days of the WorldCom news two weeks ago, bond markets had already lost all of their flight to quality gains - a sign perhaps that the bond bull is on shaky legs.

In Japan, the case for being short duration is slightly different. With the Japanese economy recovering, we believe a sustained move through 1.25 percent for the 10-year bond yield appears unlikely and we would consider going further underweight if yields fell towards this level.

In terms of currencies our favored market is the Japanese Yen. This view is premised on the global recovery story and the view that Japan will be the greatest beneficiary. There is a similar argument for the Australian dollar with the caveat that large capital outflows associated with that country's pension fund industry are likely to remain a weight on the Australian dollar. We feel the yen is a cleaner way to benefit from global reflation. Longer term we continue to like the Euro but look for a more balanced market before adding to our position, despite its recent strength.

The U.S. fixed income market rallied in the first half of the year as turmoil in the equity markets forced investors to seek cover in the high quality sectors of the fixed income market. The uncertainty in the equity markets has kept the Federal Reserve on the sidelines, maintaining their neutral bias on future interest rate moves and leaving short-term interest rates unchanged during 2002.

Performance of the U.S. portion of the Portfolio can be attributed a variety of key decisions made throughout the year. Most importantly, we have been very cautious on our corporate credit quality and avoided the many disasters that befell the corporate bond market. Maintaining portfolio duration slightly longer than the market throughout the year allowed the Portfolio to participate in the market rally. The sizable positions in long U.S. Treasury bonds and U.S. Treasury Inflation Index Protection (TIPS) notes were both key performers. TIPS have been the best performing fixed income sector so far this year. The overweight position in mortgage-backed securities added yield to the Portfolio without any credit issues and provided excellent price appreciation. On a year-to-date basis, mortgage-backed securities have been the second best performing sector and the Portfolio has benefited the entire six months from being overweight this sector.

OUTLOOK

With the U.S. portion of the Portfolio we plan to stay the course. We will remain very cautious on our credit picks and we will be monitoring with extreme care the credits that we own. We do not feel the dust has settled in the corporate bond market yet. We will continue to look for ways to add yield to the Portfolio through the use of mortgage-backed securities and corporate bonds, while being sensitive to principal preservation in these unstable times. We believe U.S. interest rates are probably at, or very near, their low for this cycle, so being defensive from both a duration and credit standpoint is prudent at this point in time. We anticipate the shape of the U.S. yield curve will flatten with short-term interest moving higher once the equity market stabilizes and the economy gathers momentum. Until then, we feel the fixed income market will likely stay range bound and the conservative fixed income investor will be rewarded for their patience.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF EDWARD DOVE]

[PHOTO OF JULIUS BAER]

EDWARD DOVE
JULIUS BAER INVESTMENT MANAGEMENT, INC.
WAYNE SCHMIDT, CFA
ADVANTUS CAPITAL MANAGEMENT, INC.

The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investment Management, Inc. provides investment advice to the Global Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST BOND HOLDINGS

                                                            MARKET      % OF BOND
ISSUER                                                       VALUE      PORTFOLIO
------                                                    ----------    ---------
French Treasury Note (Euro)
5.000%, 01/12/06                                          $7,432,659      16.7%
UK Treasury (British Sterling Pound)
9.000%, 07/12/11                                           3,338,286       7.5%
Bundesrepublic (Euro)
6.500%, 07/15/03                                           2,754,438       6.2%
Bundesrepublic (Euro)
5.500%, 01/04/31                                           2,651,726       6.0%
Norwegian Government (Norwegian Krone)
6.500%, 05/15/13                                           1,982,359       4.5%
Japan (Japanese Yen)
1.900%, 03/22/21                                           1,813,769       4.1%
Denmark (Danish Krona)
8.000%, 05/15/03                                           1,442,182       3.2%
UK Treasury (British Sterling Pound)
8.000%, 06/10/03                                           1,257,867       2.8%
Australian Government (Australian Dollar)
9.000%, 09/15/04                                           1,203,532       2.7%
Sweden (Swedish Krona)
5.000%, 01/15/04                                           1,177,007       2.7%
                                                         -----------      -----
                                                         $25,053,825      56.4%
                                                         ===========      =====

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN GOBAL BOND PORTFOLIO,
      SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

[CHART]

                                                SALOMON
                                                BROTHERS
                                                 WORLD
                                GLOBAL BOND    GOVERNMENT
                                 PORTFOLIO     BOND INDEX     CPI
                 10/1/1997        $10,000        $10,000    $10,000
                12/31/1997        $10,008        $10,021    $10,019
                12/31/1998        $11,626        $11,555    $10,179
                12/31/1999        $10,719        $11,061    $10,446
                12/31/2000        $10,870        $11,237    $10,804
                12/31/2001        $10,706        $11,125    $10,972
                 6/30/2002        $11,725        $12,221    $11,120

AVERAGE ANNUAL TOTAL RETURN:

One year                                   12.43%
Since inception (10/1/97)                   3.41%


On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

INDEX 400 MID-CAP PORTFOLIO


PERFORMANCE

The Index 400 Mid-Cap Portfolio posted a return of -3.49 percent* for the period ended June 30, 2002. The S&P Midcap index** ended the six-month period down 3.20 percent.

PERFORMANCE ANALYSIS

The S&P Midcap Index had seven of its eleven sectors post positive returns for the period. Consumer Staples (10.60 percent), Energy (8.80 percent), and Transportation (7.70 percent) led the top performing sectors. Technology led the sectors that detracted from the six-month index return with a -4.30 percent contribution on a return of -21.90 percent. However, the Communication Services sector ended the six-month period with the worst return: -41.10 percent. The top five positive contributing stocks included Oxford Health Plans, Tyson Foods, Golden State Bancorp, Greenpoint Financial, and Quest Diagnostics. The five worst contributing stocks included Idec Pharmaceuticals, Sepracor, Milennium Pharmaceutical, Aquila and Cytyc Corporation.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET     % OF STOCK
COMPANY                                          SHARES          VALUE      PORTFOLIO
-------                                          ------      ----------    ----------
Electronic Arts, Inc.                             6,944        $458,651       1.1%
Quest Diagnostics, Inc.                           4,884         420,268       1.0%
M & T Bank                                        4,670         400,499       1.0%
Sungard Data Systems, Inc.                       14,199         375,990       0.9%
North Fork BanCorporation                         8,249         328,393       0.8%
Gilead Sciences, Inc.                             9,809         322,520       0.8%
Affiliated Computer Services, Inc.                6,637         315,125       0.7%
Tyson Foods, Inc.                                17,793         275,969       0.7%
Microchip Technology, Inc.                       10,042         275,452       0.7%
DST Systems, Inc.                                 6,026         275,448       0.6%
                                                             ----------       ----
                                                             $3,448,315       8.3%
                                                             ==========       ====

[CHART]

Cash and Other Assets/Liabilities          4.7%
Communication Services                     0.8%
Transportation                             1.6%
Basic Materials                            5.7%
Energy                                     5.7%
Capital Goods                              6.4%
Utilities                                  6.8%
Consumer Staples                           9.9%
Health Care                               10.1%
Consumer Cyclical                         12.7%
Technology                                16.1%
Financial                                 19.5%


                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                  S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

[CHART]

                              INDEX 400
                               MID-CAP      S&P 400
                              PORTFOLIO   MIDCAP INDEX      CPI
                  10/1/1997    $10,000      $10,000       $10,000
                 12/31/1997    $10,006      $10,083       $10,019
                 12/31/1998    $11,675      $12,008       $10,179
                 12/31/1999    $13,541      $13,775       $10,446
                 12/31/2000    $15,714      $16,187       $10,804
                 12/31/2001    $15,546      $16,088       $10,972
                  6/30/2002    $15,004      $15,573       $11,120

AVERAGE ANNUAL TOTAL RETURN:

One year                               -5.14%
Since inception (10/1/97)               8.92%


On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through June 30, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

+ "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's MidCap 400" and
"S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

MACRO-CAP VALUE PORTFOLIO

PERFORMANCE

The Macro-Cap Value Portfolio returned -18.27 percent* for the period ended June 30, 2002. The S&P 500 Index** returned -13.15 percent for the same period.

PERFORMANCE ANALYSIS

In the early 2002 economic indicators showed signs of strength. Consumers continued to spend often enticed by discounts and incentives. Inflation pressures remained benign, and the Federal Reserve left interests rates unchanged at 1.75 percent. Thanks to those low rates, the housing market thrived. Refinancing placed more money in consumers' pockets and retail sales exhibited strength.

Lack of investor confidence in corporate America took its toll on the stock market in the first half of 2002. In the post-Enron world, investors had little tolerance for complex financial statements, multi-line businesses or leverage. We believe corporate profits, in some sectors, have bottomed and are showing signs of strength, but the once buoyant technology areas continue to report bleak business prospects with little visibility. We feel as the haze surrounding corporate America's disclosure lifts, and the corporate profit outlook improves, the equity markets are poised for a recovery.

Stock selection within Network Technology, Utilities, and Consumer Staples positively impacted the Portfolio's performance. An underweight position in Nortel coupled with an overweight holding in Entergy and Coca-Cola added value. Within Industrial Cyclicals, Services and Energy, stock holdings negatively impacted the portfolio. Overweight positions in Tyco International, Ltd., Gemstar-TV Guide International and Dynegy detracted from returns. Tyco experienced investor concerns on a variety of fronts. An SEC investigation of off balance sheet financing buffeted Dynegy. Gemstar received an unfavorable ruling from the ITC and some management turnover earlier in the year.

OUTLOOK

We remain confidant that the U.S. economic expansion will continue and that the odds of a double-dip economic downturn remain very low. In our view, the recovery is playing out roughly as expected. The corporate sector is still retrenching and has become very cautious in its hiring and capital spending. We feel this downsizing is generating a depressing effect on consumer income and, to a lesser extent, confidence. However, we believe these factors are offset by low interest rates, which continue to support consumer spending. Furthermore, we feel the gradual shift from rapid inventory liquidation to moderate inventory accumulation is providing a mild tailwind to production and income growth. On balance, therefore, we expect the economic expansion to gather force once the corporate retrenchment ends and profit margins return to normal. No doubt the recovery process is proving to be a long and grinding one, which may continue to disappoint an equity market reeling over non-economic factors.

We have pushed out our expectations for the first Fed tightening to November, with the increased possibility that they remain on hold until early next year. Therefore, in our view, it is still too early to aggressively position for higher rates. We anticipate the fixed income markets are likely to be volatile, trading off of stock market performance and corporate headlines. We will retain a neutral approach to the markets for the time being.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF HENRY D. CAVANNA]

[PHOTO OF JAMES RUSSO]

HENRY D. CAVANNA AND JAMES RUSSO, CFA
PORTFOLIO MANAGERS
J.P. MORGAN INVESTMENT MANAGEMENT, INC.

The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and price to book ratio that reflects a value orientation. While Advantus Capital Management, Inc. acts as investment advisor for the Portfolio, J.P. Morgan Investment Management Inc. provides investment advice to the Macro-Cap Value Portfolio under a subadvisory agreement.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET      % OF STOCK
COMPANY                                       SHARES         VALUE       PORTFOLIO
-------                                       ------      ----------    ----------
General Electric Company                      31,200        $906,360       4.0%
CitiGroup, Inc.                               22,726         880,632       3.9%
Microsoft Corporation                         14,700         804,090       3.6%
Cigna Corporation                              6,700         652,714       2.9%
Exxon Mobil Corporation                       15,648         640,316       2.8%
Federal National Mortgage Association          8,400         619,500       2.7%
Ambac Financial Group, Inc.                    8,944         601,037       2.7%
Chevron Corporation                            6,300         557,550       2.5%
Pfizer, Inc.                                  15,900         556,500       2.5%
Wal-Mart Stores, Inc.                          8,700         478,587       2.1%
                                                          ----------      -----
                                                          $6,697,286      29.7%
                                                          ==========      =====

[CHART]

Cash and Other Assets/Liabilities          2.5%
Utilities                                  3.4%
Basic Materials                            3.8%
Communication Services                     3.8%
Energy                                     7.1%
Capital Goods                              7.6%
Consumer Staples                          10.7%
Health Care                               11.2%
Consumer Cyclical                         13.7%
Technology                                14.3%
Financial                                 21.9%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
         A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

[CHART]

                          MACRO-CAP
                            VALUE      S&P 500
                          PORTFOLIO     INDEX        CPI
             10/15/1997    $10,000     $10,000     $10,000
             12/31/1997     $9,787     $10,287     $10,019
             12/31/1998    $11,973     $13,227     $10,179
             12/31/1999    $12,831     $16,006     $10,446
             12/31/2000    $11,931     $14,543     $10,804
             12/31/2001    $11,007     $12,813     $10,972
              6/30/2002     $8,996     $11,128     $11,120

AVERAGE ANNUAL TOTAL RETURN:

One year                              -21.98%
Since inception (10/15/97)             -2.22%


On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through June 30, 2002 and on October 1, 1997 through June 30, 2002 for the S&P 500 Index and the Consumer Price Index.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

MICRO-CAP GROWTH PORTFOLIO


PERFORMANCE

The Advantus Series Fund Micro-Cap Growth Portfolio declined 20.95 percent* for the six-month period, versus the Russell 2000 Growth Index** return of -17.35 percent.

PERFORMANCE ANALYSIS

Following the convincing fourth quarter rally, stocks declined slightly in the first quarter, then fell precipitously in second quarter, demonstrating that investors are more focused on newspaper headlines than the improving economy. The continuing Enron fiasco, coupled with the recent news about WorldCom and the ongoing threat of terrorism, caused investors to seek the safety of Treasury bonds, driving the yield on the 10-year bond below 4.80 percent.

Investments in the Health Care and Technology sectors declined significantly during the period, while investments in the Energy sector soared as commodity prices rose. Funds invested in the Consumer sector also proved beneficial as they declined less than the broad market.

MARKET OUTLOOK AND STRATEGY

Positive factors:

*    The economy has again showed signs of recovery.

*    Corporate profits have generally been increasing.

*    Inflation has stayed low.

*    Housing has remained strong.

* We believe that we could see another round of home refinancing if rates remain at current levels.

Potential risks to the recovery:

*    Investors have shown a lack of confidence in Corporate America.

*    Continued terrorism warnings.

*    Capital spending has remained slow.

* We feel that a decline in housing prices would be devastating to the consumer, who has kept the economy afloat.

The U.S recovery obviously slowed in the second quarter. However there are several factors that we believe should contribute to a reacceleration in the second half of the year: increasing corporate profits, low interest rates, declining inventories and an acceleration in real wages. We anticipate that the economy will continue to recover during the remainder of 2002, fueled by the significant monetary and fiscal stimulus that has been pumped into the economy. In addition, we believe the inventory correction that pushed the economy into a recession will reverse, causing production to increase once again. As companies are convinced that a profit recovery is underway, we feel capital spending should start to resume, providing further stimulus to the economy.

We are confident that smaller capitalization growth stocks will ultimately outperform during the recovery. Over the last fifty years, small-caps have always outperformed larger stocks coming out of a recession. Our long-term outlook for small-cap growth stocks is therefore optimistic, although we certainly recognize that there may be difficult periods in the near-term.

We have invested the Portfolio in those areas that we believe offer the greatest potential for growth. The Portfolio will have a continued emphasis on the Technology, Health Care and Consumer sectors. Additionally, we will continue to overweight the Energy sector, which we expect will produce dramatic gains due to the supply/demand imbalance.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF WILLIAM JEFFREY, III]

[PHOTO OF KENNETH F. McCAIN]

[PHOTO OF DAVID A. BARATTA]

WILLIAM JEFFREY, III, KENNETH F. McCAIN AND DAVID A. BARATTA
WALL STREET ASSOCIATES

The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Wall Street Associates provides investment advice to the Micro-Cap Growth Portfolio under a subadvisory agreement. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term.

TEN LARGEST STOCK HOLDINGS

                                                             MARKET     % OF STOCK
COMPANY                                        SHARES         VALUE      PORTFOLIO
-------                                        ------     ----------    ----------
Asyst Technologies, Inc.                       47,800       $972,730       2.8%
Hydril Company                                 31,900        854,920       2.5%
Charles River Laboratories International       23,000        806,150       2.3%
Connetics Corporation                          62,100        802,270       2.3%
Childrens Place Retail Stores, Inc.            30,000        795,030       2.3%
Coinstar, Inc.                                 32,300        789,735       2.3%
EDO Corporation                                24,800        706,800       2.1%
Superior Energy Services, Inc.                 67,900        689,185       2.0%
Charlotte Russe Holding, Inc.                  30,700        685,531       2.0%
MTR Gaming Group, Inc.                         39,100        652,970       1.9%
                                                          ----------      -----
                                                          $7,755,321      22.5%
                                                          ==========      =====

[CHART]

Cash and Other Assets/Liabilities          0.3%
Communication Services                     1.1%
Basic Materials                            1.2%
Financial                                  1.5%
Consumer Staples                           5.0%
Capital Goods                              8.7%
Energy                                     9.3%
Consumer Cyclical                         17.2%
Health Care                               26.6%
Technology                                29.1%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

[CHART]

                               MICRO-CAP
                                GROWTH     RUSSELL 2000
                               PORTFOLIO   GROWTH INDEX      CPI
                   10/1/1997    $10,000       $10,000      $10,000
                  12/31/1997     $8,680        $9,181      $10,019
                  12/31/1998     $9,846        $9,295      $10,179
                  12/31/1999    $24,494       $13,301      $10,446
                  12/31/2000    $19,338       $10,318      $10,804
                  12/31/2001    $17,147        $9,365      $10,972
                   6/30/2002    $13,555        $7,740      $11,120

AVERAGE ANNUAL TOTAL RETURN:

One year                              -30.51%
Since inception (10/1/97)               6.62%

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through June 30, 2002.


*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratio. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

+P/E ratio is a stocks price divided by its earnings per share.

REAL ESTATE SECURITIES PORTFOLIO


PERFORMANCE

The Real Estate Securities Portfolio earned a total return of 15.27 percent* for the period ended June 30, 2002. The Portfolio's performance compares to the Wilshire Associates Real Estate Securities Index (WARESI)**, which provided a return of 13.06 percent over the same period.

PERFORMANCE ANALYSIS

We began the year hoping that the economic recession would ease and would have a bounce by mid-year. At the end of the second quarter, economic indicators suggest that the recession is over, but the recovery has not yet emerged. Real estate fundamentals (occupancy and rental rate) tend to trail the economy, and so we were not surprised to see weaker performance delivered by many property types. The real estate stocks, however, continue its string of strong performance by generating positive returns of approximately 13 percent for the first half of 2002. This type of performance was largely due to the market's recognition of the value attributable to these stocks, the diversification benefits that a real estate securities portfolio can add to a well-diversified portfolio, and the current income available in real estate securities.

Early on, we positioned the Portfolio for strong growth prospects and for high current income. While the market expected the run on dividend names to be over in 2001, we expected the strong demand for current income to remain in 2002, particularly with companies showing strong value characteristics. Additionally, we sought companies with solid growth prospects, regardless of the direction of the economy. We increased our positions in hotel companies through the first part of the year as we saw these companies continue to improve revenues and increase margins, ensuring estimate increases through the year. Due to the continued strength of the consumer, we increased our exposure to Regional Malls and Outlet Malls, expecting to see continued strength in earnings growth. Additionally, the team found value in many small capitalization real estate companies that continued to generate strong performance. These opportunities typically were generated by the company's niche within markets that have barriers to new development. We renewed our purchases of our basket of homebuilder companies as we saw strong home starts bolstered by a rally in mortgage rates during the second quarter of 2002.

Just as important to the performance is what we avoided. Apartment companies were bid up by the market in 2001 because they were expected to be "recession resistant". Our experience showed that the short-term nature of leases would make these companies vulnerable to lower occupancies and rents during an economic downturn. Therefore, we reduced our holdings of apartment companies substantially early in the quarter, and the portfolio benefited as the apartment companies slid. Additionally, as the perception became clearer that the office markets would not begin to see improvement till mid-2003, we reduced the weight in office companies in anticipation of reduce earnings estimates. We also cut back our exposure to companies with exposure to Southern California. While this region continues to show growth, we are concerned with the supply of newly developed real estate that the market fails to price within these stocks.

Best performing stocks for the portfolio in the first half of 2002 were Chelsea Property Group, Inc. (premium quality outlet mall, up 40%), General Growth Properties, Inc. and CBL & Associates Properties, Inc. (regional malls, up 35% and 32% respectively) and Boardwalk Equities, Inc. (Canadian Apartments, up 35%). Companies that detracted from performance were Summit Properties (Southern Apartments, down 3%), and two hotel companies: Extended Stay America, Inc. and Innkeepers USA Trust, both down 1%.

OUTLOOK

While the economy begins to find strength, we await an opportunity to buy back high quality real estate stocks as the stock market sentiment oversells the inherent value of these real estate markets. We are very price sensitive as we expect that real estate fundamentals will continue to remain weak for an additional 12-18 months. We continue to seek growth opportunities generated by companies with niche strategies that are not dependent on an economic rebound. At the same time, we continue to be wary of companies with extensive amounts of vacancy that will need to be leased to justify their valuations. While real estate stocks have generated strong performance over the past few years, we feel strong value opportunities continue to be generated in the changing economic and real estate markets. Stockpicking will continue to be very important to this Portfolio. The Advantus Real Estate Securities Team thanks you for your support.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JOSEPH BETLEJ]

JOSEPH BETLEJ, CFA
PORTFOLIO MANAGER

ADVANTUS CAPITAL MANAGEMENT, INC.

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET      % OF STOCK
COMPANY                                       SHARES         VALUE       PORTFOLIO
-------                                       ------      ----------    ----------
Prologis                                      66,200      $1,721,200       6.3%
Apartment Investment & Management
Company                                       20,760       1,021,392       3.7%
Equity Office Properties Trust                33,200         999,320       3.6%
Simon Property Group, Inc.                    25,900         954,415       3.5%
Starwood Hotels & Resorts Worldwide, Inc.     26,100         858,429       3.1%
Vornado Realty Trust                          18,000         828,000       3.0%
P.S. Business Parks, Inc.                     21,500         751,425       2.7%
Equity Residential                            25,100         721,625       2.6%
The Rouse Company                             21,900         721,167       2.6%
Kimco Realty Corporation                      20,550         688,220       2.5%
                                                          ----------      -----
                                                          $9,265,193      33.6%
                                                          ==========      =====

[CHART]

Cash and Other Assets/Liabilities          4.2%
Capital Goods                              1.3%
Consumer Cyclical                          6.8%
Insurance                                  0.6%
Real Estate                                6.2%
Real Estate Investment Trust              80.9%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

[CHART]

                             REAL ESTATE     WILLSHIRE ASSOCIATES
                             SECURITIES          REAL ESTATE
                              PORTFOLIO        SECURITIES INDEX          CPI
                  5/1/1998     $10,000             $10,000             $10,000
                12/31/1998      $8,510              $8,568             $10,098
                12/31/1999      $8,179              $8,294             $10,362
                12/31/2000     $10,274             $10,843             $10,718
                12/31/2001     $11,305             $11,964             $10,884
                 6/30/2002     $13,031             $13,526             $11,031

AVERAGE ANNUAL TOTAL RETURN:

One year                                17.71%
Since inception (5/1/98)                 6.56%

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through June 30, 2002.


*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2002
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                             -------------
COMMON STOCK (97.4%)
    BASIC MATERIALS (1.7%)
      Chemicals (1.7%)
       29,700    Air Products and Chemicals, Inc.                  $   1,498,959
       68,700    Pharmacia Corporation                                 2,572,815
                                                                   -------------
                                                                       4,071,774
                                                                   -------------
    CAPITAL GOODS (6.1%)
      Electrical Equipment (4.1%)
      337,000    General Electric Company                              9,789,850
                                                                   -------------
      Manufacturing (2.0%)
       26,700    3M Company                                            3,284,100
       19,800    Illinois Tool Works, Inc.                             1,364,616
                                                                   -------------
                                                                       4,648,716
                                                                   -------------
    COMMUNICATION SERVICES (.4%)
      Telecommunication (.4%)
       36,100    Qualcomm, Inc. (b)                                      992,389
                                                                   -------------
    CONSUMER CYCLICAL (13.6%)
      Auto (1.5%)
       20,600    Danaher Corporation                                   1,366,810
       40,400    Harley-Davidson, Inc.                                 2,071,308
                                                                   -------------
                                                                       3,438,118
                                                                   -------------
      Leisure (1.9%)
       95,400    Brunswick Corporation                                 2,671,200
       33,200    International Game Technology                         1,882,440
                                                                   -------------
                                                                       4,553,640
                                                                   -------------
      Lodging-Hotel (1.0%)
      174,800    Hilton Hotels                                         2,429,720
                                                                   -------------
      Retail (8.6%)
       48,800    Bed Bath & Beyond, Inc. (b)                           1,841,712
       11,025    eBay, Inc. (b)                                          679,361
       44,300    Family Dollar Stores                                  1,561,575
       22,100    Fastenal Company                                        851,071
      100,250    Home Depot, Inc.                                      3,682,183
       46,800    Kohls Corporation (b)                                 3,279,744
       43,200    Lowes Companies, Inc.                                 1,961,280
       29,600    Michaels Stores, Inc. (b)                             1,154,400
       97,900    Wal-Mart Stores, Inc.                                 5,385,479
                                                                   -------------
                                                                      20,396,805
                                                                   -------------
      Service (.6%)
       32,400    Harrahs Entertainment, Inc. (b)                       1,436,940
                                                                   -------------
    CONSUMER STAPLES (15.2%)
      Beverage (5.6%)
       37,200    Anheuser-Busch Companies, Inc.                        1,860,000
      132,990    Pepsico, Inc.                                         6,410,118
       89,900    The Coca-Cola Company                                 5,034,400
                                                                   -------------
                                                                      13,304,518
                                                                   -------------
      Broadcasting (.5%)
       38,800    Clear Channel Communications, Inc. (b)                1,242,376
                                                                   -------------
      Entertainment (.6%)
       31,200    Viacom, Inc. (b)                                      1,384,344
                                                                   -------------
      Food & Health (1.0%)
       88,700    Sysco Corporation                                     2,414,414
                                                                   -------------
      Household Products (2.3%)
       38,100    Colgate-Palmolive Company                             1,906,905
       39,100    Procter & Gamble Company                              3,491,630
                                                                   -------------
                                                                       5,398,535
                                                                   -------------
      Restaurants (.6%)
       44,400    Brinker International, Inc. (b)                       1,409,700
                                                                   -------------
      Retail (1.5%)
       91,900    Walgreen Company                                      3,550,097
                                                                   -------------
      Service (1.9%)
       53,600    Automatic Data Processing, Inc.                       2,334,280
       70,300    Concord EFS, Inc. (b)                                 2,118,842
                                                                   -------------
                                                                       4,453,122
                                                                   -------------
      Tobacco (1.2%)
       66,300    Philip Morris Companies, Inc.                         2,895,984
                                                                   -------------
    ENERGY (3.1%)
      Oil & Gas (3.1%)
       40,200    Ensco International, Inc.                             1,095,852
       41,600    EOG Resources, Inc.                                   1,651,520
       69,400    Nabors Industries, Ltd. (b)(c)                        2,439,410
       57,500    Noble Corporation (b)                                 2,219,500
                                                                   -------------
                                                                       7,406,282
                                                                   -------------
    FINANCIAL (13.6%)
      Banks (3.2%)
       26,900    Bank of America Corporation                           1,892,684

                 See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                             -------------
    FINANCIAL--CONTINUED
       26,600    Fifth Third BanCorporation                        $   1,772,890
       13,900    State Street Corporation                                621,330
       39,000    Wells Fargo & Company                                 1,952,340
       26,400    Zion BanCorporation                                   1,375,440
                                                                   -------------
                                                                       7,614,684
                                                                   -------------
      Consumer Finance (2.1%)
       36,400    American Express Company                              1,322,048
       78,600    MBNA Corporation                                      2,599,302
        9,900    SLM Corporation                                         959,310
                                                                   -------------
                                                                       4,880,660
                                                                   -------------
      Finance-Diversified (2.2%)
       16,300    Fannie Mae                                            1,202,125
       65,000    Freddie Mac                                           3,978,000
                                                                   -------------
                                                                       5,180,125
                                                                   -------------
      Insurance (3.6%)
       66,700    American International Group                          4,550,941
       76,400    Expeditor Washington
                   International, Inc.                                 2,533,424
       14,800    Marsh and McLennan
                   Companies, Inc.                                     1,429,680
                                                                   -------------
                                                                       8,514,045
                                                                   -------------
      Investment Bankers/Brokers (2.5%)
      116,300    CitiGroup, Inc.                                       4,506,625
       18,300    Goldman Sachs Group,
                   Inc.                                                1,342,305
                                                                   -------------
                                                                       5,848,930
                                                                   -------------
    HEALTH CARE (20.3%)
      Biotechnology (1.2%)
       28,100    Amgen, Inc. (b)                                       1,176,828
       51,500    Genentech, Inc. (b)                                   1,725,250
                                                                   -------------
                                                                       2,902,078
                                                                   -------------
      Drugs (10.9%)
       51,700    Eli Lilly & Company                                   2,915,880
       41,900    Forest Laboratores,
                   Inc. (b)                                            2,966,520
      403,325    Pfizer, Inc.                                         14,116,375
      113,400    Wyeth                                                 5,806,080
                                                                   -------------
                                                                      25,804,855
                                                                   -------------
      Health Care - Diversified (2.5%)
      100,600    Johnson & Johnson                                     5,257,356
        8,200    Tenet Healthcare
                   Corporation (b)                                       586,710
                                                                   -------------
                                                                       5,844,066
                                                                   -------------
      Hospital Management (.6%)
       31,300    The HCA - Healthcare Company                          1,486,750
                                                                   -------------
      Managed Care (.7%)
       17,700    Unitedhealth Group, Inc.                              1,620,435
                                                                   -------------
      Medical Products/Supplies (4.4%)
       79,317    Baxter International, Inc.3,52                            4,847
       65,200    Laboratory Corporation of America Holdings            2,976,380
       38,700    Medtronic, Inc.                                       1,658,295
       62,500    Zimmer Holdings, Inc. (b)                             2,228,750
                                                                   -------------
                                                                      10,388,272
                                                                   -------------
    TECHNOLOGY (22.1%)
      Communications Equipment (.3%)
       38,500    Brocade Communication Systems, Inc. (b)                 672,980
                                                                   -------------
      Computer Hardware (2.8%)
      141,140    Dell Computer
                   Corporation (b)                                     3,689,400
       40,100    International Business
                   Machines Corporation                                2,887,200
                                                                   -------------
                                                                       6,576,600
                                                                   -------------
      Computer Networking (3.0%)
        7,200    Affiliated Computer Services, Inc. (b)                  341,856
      353,484    Cisco Systems, Inc. (b)                               4,931,102
       66,000    SEI Investments Company                               1,859,220
                                                                   -------------
                                                                       7,132,178
                                                                   -------------
      Computer Peripherals (.4%)
      109,000    EMC Corporation (b)                                     822,950
                                                                   -------------
      Computer Services & Software (6.5%)
       66,600    BEA Systems, Inc. (b)                                   626,706
       15,854    Cadence Design
                   Systems, Inc. (b)                                     255,566
        6,002    Electronic Arts, Inc. (b)                               396,432
      217,500    Microsoft
                   Corporation (b)                                    11,771,100
      138,800    Oracle Systems (b)                                    1,314,436
       46,174    Siebel Systems, Inc. (b)                                656,594
       12,777    Sungard Data Systems,
                   Inc. (b)                                              338,335
                                                                   -------------
                                                                      15,359,169
                                                                   -------------

                 See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                             -------------
    TECHNOLOGY--CONTINUED
      Electrical Instruments (.1%)
       13,667    Agilent Technologies,
                   Inc. (b)                                        $     326,368
      Electrical Semiconductor (5.5%)
       15,732    Analog Devices, Inc. (b)                                467,240
       94,542    Applied Materials,
                   Inc. (b)                                            1,798,189
       11,315    Broadcom
                   Corporation (b)                                       198,465
      242,390    Intel Corporation                                     4,428,465
       14,597    Linear Technology
                   Corporation                                           458,784
       61,500    LSI Logic
                   Corporation (b)                                       538,125
       14,596    Microchip Technology,
                   Inc. (b)                                              400,368
        8,800    Novellus Systems,
                   Inc. (b)                                              299,200
       12,800    RF Micro Devices,
                   Inc. (b)                                               97,536
      130,457    Texas Instruments, Inc.                               3,091,831
       56,700    Xilinx, Inc. (b)                                      1,271,781
                                                                   -------------
                                                                      13,049,984
                                                                   -------------
      Electronics - Computer Distribution (.9%)
       14,172    Maxim Integrated
                   Products (b)                                          543,213
       30,300    WW Grainger, Inc.                                     1,518,030
                                                                   -------------
                                                                       2,061,243
                                                                   -------------
      Equipment Semiconductor (.5%)
        8,513    KLA-Tencor
                   Corporation (b)                                       374,487
       30,468    Teradyne, Inc. (b)                                      715,998
                                                                   -------------
                                                                       1,090,485
                                                                   -------------
      Service - Data Processing (2.1%)
       78,000    First Data Corporation                                2,937,480
        8,702    Intuit, Inc. (b)                                        432,663
       46,800    Paychex, Inc.                                         1,464,372
                                                                   -------------
                                                                       4,834,515
                                                                   -------------
    TRANSPORTATION (1.3%)
      Air Freight (.7%)
       51,900    CH Robinson Worldwide, Inc.                           1,740,207
                                                                   -------------
      Railroads (.6%)
       37,000    CSX Corporation                                       1,287,970
                                                                   -------------
Total common stock
  (cost: $222,899,553)                                               230,256,873
                                                                   -------------

                 See accompanying notes to financial statements.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                   -------------

S & P DEPOSITORY RECEIPT (1.6%)
      38,000   S & P Depository Receipt                                                  $  3,763,900
                                                                                         ------------
               Total S & P Depository Receipt (cost: $4,187,651)                            3,763,900
                                                                                         ------------

SHORT-TERM SECURITIES (2.0%)
          61   Federated Money Market Obligations Trust-- Prime Obligation Fund,
                current rate 1.860%                                                                61
   4,659,215   Provident Institutional Fund-- TempFund Portfolio,
                current rate 1.920%                                                         4,659,215
      69,921   Wells Fargo & Company Cash Fund, current rate 1.747%                            69,921
                                                                                         ------------
               Total short-term securities (cost: $4,729,197)                               4,729,197
                                                                                         ------------
               Total investments in securities (cost: $231,816,401) (d)                  $238,749,970
                                                                                         ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b)  Presently non-income producing.

(c) The Portfolio held 1.0% of net assets in foreign securities as of June 30, 2002.

(d) At June 30, 2002 the cost of securities for federal income tax purposes was $238,490,527. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                       $24,090,370
     Gross unrealized depreciation                                                       (23,830,927)
                                                                                         ------------
     Net unrealized appreciation                                                         $   259,443
                                                                                         ============


                See accompanying notes to financial statements.

BOND PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2002
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                          MARKET
PRINCIPAL                                                                      COUPON   MATURITY         VALUE(a)
---------                                                                      ------   --------       -----------
LONG-TERM DEBT SECURITIES (95.9%)
   GOVERNMENT OBLIGATIONS (45.7%)
     U.S. Government and Agencies Obligations (44.0%)
Federal Home Loan Mortgage Corporation (FHLMC) (.4%)
$    1,001,190                                                                 6.500%   06/01/29       $ 1,024,544
                                                                                                       -----------
     Federal National Mortgage Association (FNMA) (23.3%)
       354,051                                                                 6.000%   11/01/13           364,434
       354,566                                                                 6.000%   05/01/14           364,727
       762,680                                                                 6.000%   08/01/14           784,537
       372,145                                                                 6.000%   11/01/14           382,810
       594,121                                                                 6.000%   04/01/16           606,892
       975,612                                                                 6.000%   04/01/16           996,584
       386,122                                                                 6.000%   02/01/29           388,498
       435,691                                                                 6.000%   05/01/29           438,372
        56,760                                                                 6.000%   02/01/32            56,693
     1,675,680                                                                 6.230%   01/01/08         1,771,093
     2,250,000                                                                 6.250%   02/01/11         2,365,110
       351,060                                                                 6.500%   07/01/14           366,087
       348,856                                                                 6.500%   09/01/14           362,958
       336,199                                                                 6.500%   10/01/28           344,468
     2,443,645                                                                 6.500%   12/01/31         2,495,181
     1,244,829                                                                 6.500%   02/01/32         1,271,083
       626,285                                                                 6.500%   02/01/32           639,416
     1,216,897                                                                 6.500%   03/01/32         1,242,411
       985,713                                                                 6.500%   03/01/32         1,006,380
     3,589,208                                                                 6.500%   04/01/32         3,664,462
     1,000,000                                                                 6.500%   07/01/32         1,019,062
     2,275,000                                                                 6.500%   07/01/32         2,323,207
     7,400,000                                                                 6.500%   08/01/32         7,511,000
     3,233,067                                                                 7.000%   07/01/31         3,351,980
     4,675,078                                                                 7.000%   09/01/31         4,847,028
       436,127                                                                 7.000%   09/01/31           452,167
     4,905,874                                                                 7.000%   11/01/31         5,086,312
     1,456,813                                                                 7.000%   02/01/32         1,510,391
     3,659,583                                                                 7.000%   02/01/32         3,794,171
       549,911                                                                 7.000%   03/01/32           570,135
     4,650,000                                                                 7.000%   06/01/32         4,818,390
     2,455,047                                                                 7.500%   04/01/31         2,577,816
       962,734                                                                 7.500%   05/01/31         1,010,878
                                                                                                       -----------
                                                                                                        58,784,733
                                                                                                       -----------
     Government National Mortgage Association (GNMA) (5.7%)
     1,209,314                                                                 6.500%   11/15/28         1,240,183
     2,054,401                                                                 6.500%   06/15/31         2,100,332
     1,567,211                                                                 6.500%   09/15/31         1,602,249
       612,478                                                                 6.500%   10/15/31           626,171
       697,751                                                                 6.500%   10/15/31           713,350
     3,200,000                                                                 6.500%   07/15/32         3,263,002
       313,825                                                                 7.000%   11/15/23           328,758
       242,038                                                                 7.000%   05/15/26           252,559

                See accompanying notes to financial statements.

                                                                                                          MARKET
PRINCIPAL                                                                      COUPON   MATURITY         VALUE(a)
---------                                                                      ------   --------       -----------
GOVERNMENT OBLIGATIONS--CONTINUED
$    1,500,000                                                                 7.289%   07/13/30       $ 1,583,259
       754,335                                                                 7.500%   10/15/28           798,362
       288,594                                                                 7.500%   08/15/29           304,861
       615,332                                                                 7.500%   11/15/29           650,017
       269,961                                                                 7.500%   10/15/30           285,134
       426,212                                                                 7.500%   11/15/30           450,168
        45,290                                                                 8.500%   10/15/22            49,187
        55,768                                                                 8.500%   12/15/22            60,566
                                                                                                       -----------
                                                                                                        14,308,158
                                                                                                       -----------
     U.S. Treasury (14.6%)
     1,500,000   Bond                                                          3.625%   01/15/08         1,747,648
     3,575,000   Bond                                                          5.250%   02/15/29         3,363,070
     2,000,000   Bond                                                          5.375%   02/15/31         1,958,438
     3,925,000   Bond                                                          5.500%   08/15/28         3,821,447
     2,500,000   Bond                                                          6.000%   02/15/26         2,600,382
     7,145,000   Bond                                                          6.125%   08/15/29         7,588,412
    13,350,000   Inflationary Index Bond (e)                                   3.375%   01/15/07        15,758,621
                                                                                                       -----------
                                                                                                        36,838,018
                                                                                                       -----------
     Other Government Obligations (1.7%)
     2,000,000   Manitoba                                                      7.500%   02/22/10         2,296,874
     2,000,000   Quebec Province of Canada (b)                                 5.500%   04/11/06         2,085,440
                                                                                                       -----------
                                                                                                         4,382,314
                                                                                                       -----------
                 Total government obligations (cost: $113,534,749)                                     115,337,767
                                                                                                       -----------
CORPORATE OBLIGATIONS (50.2%)
   BASIC MATERIALS (4.9%)
     Agriculture Products (1.7%)
     2,050,000   Archer-Daniels-Midland Company                                7.000%   02/01/31         2,109,099
     2,000,000   Cargill, Inc.                                                 6.375%   06/01/12         2,058,096
                                                                                                       -----------
                                                                                                         4,167,195
                                                                                                       -----------
     Construction (1.0%)
     2,500,000   Vulcan Materials, Inc.                                        6.400%   02/01/06         2,639,377
                                                                                                       -----------
     Paper and Forest (2.2%)
     2,750,000   International Paper Company                                   8.000%   07/08/03         2,883,334
     2,500,000   Weyerhaeuser Company                                          6.000%   08/01/06         2,563,040
                                                                                                       -----------
                                                                                                         5,446,374
                                                                                                       -----------
   CAPITAL GOODS (1.3%)
     Aerospace/Defense (1.3%)
     3,000,000   The Boeing Company                                            6.350%   11/15/07         3,198,867
                                                                                                       -----------
   CONSUMER CYCLICAL (2.7%)
     Publishing (1.2%)
     2,000,000   Gannett Company, Inc.                                         5.500%   04/01/07         2,056,844
     1,000,000   Scholastic Corporation                                        5.750%   01/15/07         1,009,491
                                                                                                       -----------
                                                                                                         3,066,335
                                                                                                       -----------


                 See accompanying notes to financial statements.

                                                                                                          MARKET
PRINCIPAL                                                                      COUPON   MATURITY         VALUE(a)
---------                                                                      ------   --------       -----------
   CONSUMER CYCLICAL--CONTINUED
     Service (.7%)
$    1,750,000   Hertz Corporation                                             7.625%   06/01/12       $ 1,725,362
                                                                                                       -----------
     Textiles (.8%)
     2,000,000   Mohawk Industries, Inc.                                       6.500%   04/15/07         2,092,234
                                                                                                       -----------
   CONSUMER STAPLES (3.0%)
     Broadcasting (1.2%)
     2,935,000   TCI Communications Inc.                                       6.375%   05/01/03         2,997,404
                                                                                                       -----------
     Household Products (1.0%)
     2,450,000   Colgate-Palmolive Company                                     5.980%   04/25/12         2,514,371
                                                                                                       -----------
     Retail (.8%)
     2,000,000   Safeway, Inc.                                                 6.050%   11/15/03         2,068,214
                                                                                                       -----------
   ENERGY (2.0%)
     Oil (1.4%)
     1,100,000   Coastal Corporation                                           6.200%   05/15/04         1,092,548
     2,500,000   Husky Energy, Inc.                                            6.250%   06/15/12         2,480,750
                                                                                                       -----------
                                                                                                         3,573,298
                                                                                                       -----------
     Oil & Gas (.6%)
     1,400,000   Vastar Resources Inc                                          8.750%   02/01/05         1,571,958
                                                                                                       -----------
   FINANCIAL (29.9%)
     Asset-Backed Securities (3.6%)
     3,200,000   Caterpillar Financial Services                                4.875%   06/15/07         3,195,584
     1,104,545   First Marble Head                                             7.240%   09/20/14         1,083,338
     1,000,000   Fortress CBO Investments I, Ltd. 144A Issue (c)               7.850%   07/25/09         1,066,220
     3,550,000   Metropolitan Asset Funding 144A Issue (d)                     7.525%   04/20/27         3,778,567
                                                                                                       -----------
                                                                                                         9,123,709
                                                                                                       -----------
     Banks (3.4%)
     2,000,000   KeyCorporation                                                4.625%   05/16/05         2,021,090
       823,360   Nationsbank Corporation                                       6.000%   11/25/13           826,052
     3,400,000   St. George Bank Capital Note 144A Issue (b)(c)                8.485%   12/29/49         3,252,015
     2,100,000   Wells Fargo Bank NA                                           7.550%   06/21/10         2,339,807
                                                                                                       -----------
                                                                                                         8,438,964
                                                                                                       -----------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (12.7%)
       710,695   BA Mortgage Securities, Inc.                                  6.500%   06/25/13           733,529
     1,234,102   Banco Hipotecario Nacional 144A Issue (b)(c)                  7.916%   07/25/09           629,392
       996,073   Chase Mortgage Finance Corporation                            6.500%   09/25/13         1,027,180
     2,365,664   Chase Mortgage Finance Corporation                            6.750%   08/25/28         2,329,895
       768,704   Citicorp Mortgage Securities, Inc.                            6.750%   03/25/25           779,619
     1,811,878   Countrywide Home Loan                                         6.500%   06/25/13         1,871,308
     1,040,673   Countrywide Mortgage Backed Securities, Inc.                  6.750%   03/25/24         1,071,997
     1,355,306   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   04/25/24         1,399,503
     2,026,774   GMAC Commercial Mortgage Securities,
                  Inc. 144A Issue (d)                                          7.350%   10/15/11         2,176,316
     1,734,586   Mellon Residential Funding                                    6.750%   06/26/28         1,801,732
     1,764,991   NationsBanc Montgomery Funding                                6.000%   11/25/13         1,781,334

                 See accompanying notes to financial statements.

                                                                                                          MARKET
PRINCIPAL                                                                      COUPON   MATURITY         VALUE(a)
---------                                                                      ------   --------       -----------
   FINANCIAL--CONTINUED
$    2,000,000   Nomura Asset Securites Corporation                            7.919%   04/13/36       $ 2,200,418
     1,214,634   Norwest Asset Securities Corporation                          7.000%   06/25/12         1,255,458
       538,777   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   6.283%   05/29/14           549,768
     2,500,000   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   7.655%   01/02/12         2,688,120
       856,866   Park Avenue Finance Corporation 144A Issue (d)                7.580%   05/12/07           929,369
     2,400,000   Park Avenue Finance Corporation 144A Issue (d)                7.680%   05/12/07         2,633,707
     1,203,092   Prudential Home Mortgage Securities                           6.050%   04/25/24         1,224,735
     1,477,177   Prudential Home Mortgage Securities 144A
                 Issue (d)                                                     6.762%   04/28/24         1,522,467
     1,507,263   Prudential Home Mortgage Security Company                     6.500%   10/25/23         1,542,729
     1,728,393   Residential Funding Mortgage Securities                       6.500%   01/25/29         1,769,615
                                                                                                       -----------
                                                                                                        31,918,191
                                                                                                       -----------
     Commercial Finance (1.0%)
     2,500,000   General Electric Capital Corporation                          6.750%   03/15/32         2,455,683
                                                                                                       -----------
     Commercial Mortgage-Backed Securities (1.2%)
             -   Asset Securitization Corporation (f)                          7.500%   04/14/29         1,609,331
             -   Asset Securitization Corporation 144A
                  Issue (d)(f)                                                 7.500%   10/13/26         1,532,796
                                                                                                       -----------
                                                                                                         3,142,127
                                                                                                       -----------
     Insurance (1.2%)
     2,200,000   Principal Life Global                                         6.250%   02/15/12         2,254,424
       750,000   Prudential Insurance Company of America                       6.600%   05/15/08           791,496
                                                                                                       -----------
                                                                                                         3,045,920
                                                                                                       -----------
     Investment Bankers/Brokers (1.6%)
     3,250,000   CitiGroup, Inc.                                               4.125%   06/30/05         3,257,218
       850,000   Morgan Stanley                                                6.750%   04/15/11           874,386
                                                                                                       -----------
                                                                                                         4,131,604
                                                                                                       -----------
     Real Estate Investment Trust (4.2%)
     1,750,000   Equity Office Properties Trust                                7.000%   07/15/11         1,838,438
     1,250,000   New Plan Excel Realty Trust                                   5.875%   06/15/07         1,259,406
     2,150,000   Prologis                                                      6.700%   04/15/04         2,234,587
     2,000,000   Reckson Operating Partnership LP                              7.400%   03/15/04         2,091,382
     3,200,000   Vornado Realty Trust                                          5.625%   06/15/07         3,182,112
                                                                                                       -----------
                                                                                                        10,605,925
                                                                                                       -----------
     Savings and Loans (1.0%)
     2,500,000   Washington Mutual, Inc.                                       6.875%   05/15/11         2,625,013
                                                                                                       -----------
   TRANSPORTATION (1.0%)
     Railroads (1.0%)
     2,325,000   CSX Corporation                                               7.250%   05/01/04         2,471,029
                                                                                                       -----------

                See accompanying notes to financial statements.

                                                                                                          MARKET
PRINCIPAL                                                                      COUPON   MATURITY         VALUE(a)
---------                                                                      ------   --------       -----------
UTILITIES (5.4%)
     Electric Companies (4.7%)
$    1,000,000   Appalachian Power Company                                     4.800%   06/15/05       $   995,377
     1,000,000   Dominion Resources, Inc.                                      6.250%   06/30/12           998,891
     1,400,000   Entergy Louisiana, Inc.                                       8.500%   06/01/03         1,461,694
     2,250,000   Georgia Power Company                                         5.500%   12/01/05         2,306,367
     2,750,000   Hydro-Quebec (b)                                              8.000%   02/01/13         3,229,124
     1,500,000   PSEG Power LLC                                                6.950%   06/01/12         1,507,862
     1,250,000   South Carolina                                                6.625%   02/01/32         1,275,305
                                                                                                       -----------
                                                                                                        11,774,620
                                                                                                       -----------
     Natural Gas (.7%)
     1,750,000   Texas Eastern Transmission Corporation                        7.000%   07/15/32         1,738,835
                                                                                                       -----------
                 Total corporate obligations (cost: $124,252,862)                                      126,532,609
                                                                                                       -----------
                 Total long-term debt securities (cost: $237,787,611)                                  241,870,376
                                                                                                       -----------
SHARES
------
SHORT-TERM SECURITIES (5.0%)
     2,575,926   Blackrock Provident institutional Funds,
                  current rate 1.792%                                                                    2,575,925
     7,196,798   Federated Money Market Obligation Trust -- Prime Obligation
                  Fund, current rate 1.860%                                                              7,196,798
     2,750,000   H.J. Heinz Company                                            6.490%   11/15/02         2,790,529
                                                                                                      ------------
                 Total short-term securities (cost: $12,555,297)                                        12,563,252
                                                                                                      ------------
                 Total investments in securities (cost: $250,342,908)(g)                              $254,433,628
                                                                                                      ============

                 See accompanying notes to financial statements.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) The Fund held 3.45% of net assets in foreign securities as of June 30, 2002.

(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at June 30, 2002, which includes acquisition date and cost, is as follows:

                                                                   ACQUISITION
     SECURITY:                                                         DATE          COST
     ---------                                                     -----------    ----------
     St. George Bank Capital Note 144A Issue*                        6/12/97      $3,401,155
     Banco Hipotecario Nacional 144A Issue*                          1/8/01        1,232,670
     Fortress CBO Investments I, Ltd. 144A Issue*                    1/16/01         989,868
                                                                                  ----------
                                                                                  $5,604,693
                                                                                  ==========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.

(e) U.S. Treasury Inflation Protection Securities (TIPS) are securities in which the principle amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principle amount.

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(g) At June 30, 2002 the cost of securities for federal income tax purposes was $250,657,701. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                   $ 5,525,525
     Gross unrealized depreciation                                                    (1,749,597)
                                                                                     -----------
     Net unrealized appreciation                                                     $ 3,775,927
                                                                                     ===========

                 See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                             MARKET
PRINCIPAL                                                           COUPON    MATURITY      VALUE(a)
---------                                                           ------    --------    ------------
COMMERCIAL PAPER (90.9%)
  BASIC MATERIALS (4.5%)
    Agriculture Products (2.6%)
 $4,000,000   Archer-Daniels-Midland Company (c)                     1.822%   07/09/02    $  3,998,404
                                                                                          ------------
    Chemicals (1.9%)
  3,000,000   EI Dupont De Nemours & Company                         1.760%   08/22/02       2,992,498
                                                                                          ------------
  CAPITAL GOODS (2.6%)
    Electric Companies (2.6%)
  4,000,000   Emerson Electric Company (c)                           1.779%   08/22/02       3,989,886
                                                                                          ------------
  COMMUNICATION SERVICES (7.6%)
    Telecommunication (2.5%)
  4,000,000   Verizon Net Fund                                       1.994%   11/15/02       3,970,284
                                                                                          ------------
    Telephone (5.1%)
  4,000,000   Bellsouth Corporation (c)                              1.757%   07/19/02       3,996,537
  4,000,000   SBC Communications, Inc. (c)                           1.791%   07/12/02       3,997,842
                                                                                          ------------
                                                                                             7,994,379
                                                                                          ------------
  CONSUMER CYCLICAL (9.7%)
    Hardware and Tools (2.6%)
  4,000,000   The Stanley Works (c)                                  1.823%   08/08/02       3,992,422
                                                                                          ------------
    Publishing (4.5%)
  3,000,000   Gannett Company, Inc. (c)                              1.778%   07/11/02       2,998,540
  4,000,000   McGraw-Hill Companies, Inc.                            1.802%   09/04/02       3,987,202
                                                                                          ------------
                                                                                             6,985,742
                                                                                          ------------
    Retail (2.6%)
  4,000,000   Wal-Mart Stores, Inc. (c)                              1.759%   08/13/02       3,991,729
                                                                                          ------------
  CONSUMER STAPLES (10.6%)
    Food (7.7%)
  7,000,000   H.J. Heinz Company                                     6.490%   11/15/02       7,082,914
  5,000,000   Nestle SA (c)                                          1.859%   11/07/02       4,967,357
                                                                                          ------------
                                                                                            12,050,271
                                                                                          ------------
    Household Products (2.9%)
  4,500,000   Colgate-Palmolive Company (c)                          1.757%   07/31/02       4,493,509
                                                                                          ------------
  FINANCIAL (32.5%)
    Commercial Finance (3.2%)
  5,000,000   General Electric Capital Corporation                   1.857%   09/26/02       4,977,972
                                                                                          ------------
    Consumer Finance (29.3%)
  4,000,000   AIG Sunamerica Global Financing II                     1.782%   09/13/02       3,985,601
  5,000,000   American General Finance Corporation                   1.877%   09/16/02       4,980,277
  4,000,000   Atlantis One Funding (c)                               1.844%   08/20/02       3,989,921
  2,000,000   Barton Capital (c)                                     1.810%   08/15/02       1,995,547
  4,000,000   Beethoven Funding Company (c)                          1.859%   08/01/02       3,993,694
  4,200,000   Ciesco Limited Partnership (c)                         1.810%   07/23/02       4,195,422
  4,400,000   Corp Rec Corporation (c)                               1.790%   07/22/02       4,395,474
  3,000,000   CXC, Inc. (c)                                          1.807%   07/22/02       2,996,885

                 See accompanying notes to financial statements.

                                       52

                                                                                             MARKET
PRINCIPAL                                                            RATE     MATURITY      VALUE(a)
---------                                                           ------    --------    ------------
 $2,000,000   CXC, Inc. (c)                                          1.811%   07/25/02    $  1,997,622
  3,000,000   Edison International (c)                               1.832%   07/16/02       2,997,743
  2,000,000   Edison International (c)                               1.844%   08/09/02       1,996,066
  4,000,000   Kitty Hawk Fund (c)                                    1.811%   07/18/02       3,996,628
  4,200,000   Receivables Capital (c)                                1.810%   07/19/02       4,196,254
                                                                                          ------------
                                                                                            45,717,134
                                                                                          ------------
  GOVERNMENT (13.8%)
  4,100,000   Federal Home Loan Mortgage Corporation                 1.726%   07/11/02       4,098,062
  7,000,000   Federal National Mortgage Association                  1.890%   07/03/02       6,999,275
  6,000,000   Federal National Mortgage Association                  1.750%   08/28/02       5,983,363
  2,500,000   Federal National Mortgage Association                  1.756%   09/18/02       2,490,532
  2,000,000   Federal National Mortgage Association                  1.746%   09/25/02       1,991,805
                                                                                          ------------
                                                                                            21,563,037
                                                                                          ------------
  HEALTH CARE (3.8%)
    Drugs (3.2%)
  4,000,000   Abbott Laboratories (c)                                1.779%   07/17/02       3,996,883
  1,000,000   Schering-Plough Corporation                            1.792%   09/05/02         996,770
                                                                                          ------------
                                                                                             4,993,653
                                                                                          ------------
    Health Care- Diversified (.6%)
  1,000,000   Johnson & Johnson (c)                                  1.770%   08/28/02         997,196
                                                                                          ------------
  OTHER MORTGAGE-BACKED SECURITIES (2.6%)
    Non-Agency Commercial Mortgage-Backed Securities (2.6%)
  4,000,000   Asset Securitization Corporation (c)                   1.833%   08/16/02       3,990,781
                                                                                          ------------
  TRANSPORTATION (3.2%)
    Transport Services (3.2%)
  5,000,000   United Parcel Service Inc                              1.804%   08/01/02       4,992,353
                                                                                          ------------
              Total commercial paper (cost: $141,691,250)                                  141,691,250
                                                                                          ------------

SHARES
------
SHORT-TERM SECURITIES (9.5%)
  7,417,445   Dreyfus Funds, current rate 1.920%                                             7,417,445
  7,058,463   Federated Investors Prime Obligation Fund,
               current rate 1.860%                                                           7,058,463
    330,610   Wells Fargo & Company Cash Investment Fund,
               current rate 1.747%                                                             330,610
                                                                                          ------------
              Total short-term securities (cost: $14,806,518)                               14,806,518
                                                                                          ------------
              Total investments in securities (cost: $156,497,768)(b)                     $156,497,768
                                                                                          ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at June 30, 2002.
(c) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.

                 See accompanying notes to financial statements.

Asset Allocation Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                          MARKET
SHARES                                                   VALUE(a)
---------                                              ------------
COMMON STOCK (62.2%)
  BASIC MATERIALS (2.9%)
    Aluminum (.2%)
  25,200   Alcoa, Inc.                                 $    835,380
                                                       ------------
    Chemicals (2.7%)
  69,800   Air Products and
            Chemicals, Inc.                               3,522,806
  27,000   Dow Chemical Company                             928,260
  71,600   EI Dupont De Nemours &
            Company                                       3,179,040
 117,400   Lyondell Petrochemical
            Company                                       1,772,740
  55,600   Pharmacia Corporation                          2,082,220
                                                       ------------
                                                         11,485,066
                                                       ------------
  CAPITAL GOODS (3.6%)
    Aerospace/Defense (.3%)
  18,900   United Technologies
            Corporation                                   1,283,310
                                                       ------------
    Electrical Equipment (1.7%)
 210,656   General Electric
            Company                                       6,119,557
  35,400   Honeywell International,
            Inc.                                          1,247,142
                                                       ------------
                                                          7,366,699
                                                       ------------
    Engineering/Construction (.3%)
  30,600   Caterpillar, Inc.                              1,497,870
                                                       ------------
    Manufacturing (1.0%)
  35,100   3M Company                                     4,317,300
                                                       ------------
    Trucks and Parts (.3%)
  38,000   Navistar International
            Corporation                                   1,216,000
                                                       ------------
  COMMUNICATION SERVICES (2.5%)
    Cellular (.2%)
 124,000   AT&T Wireless Services,
            Inc.                                            725,400
                                                       ------------
    Telecommunication (.1%)
  15,600   Qualcomm, Inc.                                   428,844
                                                       ------------
    Telephone (2.2%)
  65,900   Bellsouth Corporation                          2,075,850
 119,400   SBC Communications,
            Inc.                                          3,641,700
  94,200   Verizon
            Communications                                3,782,130
                                                       ------------
                                                          9,499,680
                                                       ------------
  CONSUMER CYCLICAL (7.6%)
    Auto (1.1%)
  26,000   Eaton Corporation                           $  1,891,500
  15,800   General Motors
            Corporation                                     844,510
  27,100   Magna International,
            Inc. (c)                                      1,865,835
                                                       ------------
                                                          4,601,845
                                                       ------------
    Leisure (1.7%)
 253,550   Brunswick Corporation                          7,099,400
                                                       ------------
    Lodging-Hotel (.4%)
 115,200   Hilton Hotels                                  1,601,280
                                                       ------------
    Retail (3.3%)
  51,200   Bed Bath & Beyond,
            Inc. (b)                                      1,932,288
  49,500   Family Dollar Stores                           1,744,875
  23,900   Kohls Corporation                              1,674,912
  38,700   Lowes Companies, Inc.                          1,756,980
  49,300   Michaels Stores, Inc. (b)                      1,922,700
  93,400   Wal-Mart Stores, Inc.                          5,137,934
                                                       ------------
                                                         14,169,689
                                                       ------------
    Service (.9%)
  31,200   Harrahs Entertainment,
            Inc. (b)                                      1,383,720
  92,500   Interpublic Group
            Companies, Inc.                               2,290,300
                                                       ------------
                                                          3,674,020
                                                       ------------
    Textiles (.2%)
  22,100   Jones Apparel Group,
            Inc.                                            828,750
                                                       ------------
  CONSUMER STAPLES (6.4%)
    Beverage (1.9%)
  14,400   Anheuser-Busch
            Companies, Inc.                                 720,000
  95,230   Pepsico, Inc.                                  4,590,086
  49,900   The Coca-Cola
            Company                                       2,794,400
                                                       ------------
                                                          8,104,486
                                                       ------------
    Broadcasting (.5%)
  70,800   Clear Channel
            Communications,
             Inc. (b)                                     2,267,016
                                                       ------------
    Entertainment (.6%)
  55,100   Viacom, Inc. (b)                               2,444,787
                                                       ------------

                 See accompanying notes to financial statements.

                                       54

                                                          MARKET
SHARES                                                   VALUE(a)
------                                                 ------------
    Food (.4%)
  43,000   Kraft Foods, Inc.                           $  1,760,850
                                                       ------------
    Household Products (1.5%)
  42,800   Colgate-Palmolive
            Company                                       2,142,140
  49,500   Procter & Gamble
            Company                                       4,420,350
                                                       ------------
                                                          6,562,490
                                                       ------------
    Personal Care (.5%)
  43,000   Avon Products, Inc.                            2,246,320
                                                       ------------
    Retail (.3%)
  31,900   Walgreen Company                               1,232,297
                                                       ------------
    Service (.3%)
  47,500   Concord EFS, Inc. (b)                          1,431,650
                                                       ------------
    Tobacco (.4%)
  39,500   Philip Morris Companies,
            Inc.                                          1,725,360
                                                       ------------
  ENERGY (5.9%)
    Oil (3.7%)
  35,500   Chevron Corporation                            3,141,750
 262,300   Exxon Mobil
            Corporation                                  10,733,316
  32,900   Royal Dutch Petroleum
            Company (c)                                   1,818,383
                                                       ------------
                                                         15,693,449
                                                       ------------
    Oil & Gas (2.2%)
  52,200   Nabors Industries,
            Ltd. (b)                                      1,834,830
  24,100   Ensco International, Inc.                        656,966
  40,700   EOG Resources, Inc.                            1,615,790
  84,500   Noble Corporation (b)                          3,261,700
  29,500   Smith International,
            Inc.(b)                                       2,011,605
                                                       ------------
                                                          9,380,891
                                                       ------------
  FINANCIAL (14.9%)
    Banks (7.0%)
  85,800   Bank of America
            Corporation                                   6,036,888
  23,000   JP Morgan Chase and
            Company                                         780,160
 288,100   U.S. Bancorp                                   6,727,135
 243,300   Wachovia Corporation                           9,289,194
  91,600   Wells Fargo & Company                          4,585,496
  45,900   Zion BanCorporation                            2,391,390
                                                       ------------
                                                         29,810,263
                                                       ------------
    Consumer Finance (.6%)
  74,500   American Express
            Company                                    $  2,705,840
                                                       ------------
    Finance-Diversified (.8%)
  29,400   Fannie Mae                                     2,168,250
  23,900   Freddie Mac                                    1,462,680
                                                       ------------
                                                          3,630,930
                                                       ------------
    Insurance (1.6%)
  41,300   American International
            Group                                         2,817,899
  23,200   Chubb Corporation                              1,642,560
  67,000   Expeditor Washington
            International, Inc                            2,221,720
                                                       ------------
                                                          6,682,179
                                                       ------------
    Investment Bankers/Brokers (2.6%)
 209,600   CitiGroup, Inc.                                8,122,000
  19,000   Goldman Sachs Group,
            Inc.                                          1,393,650
  33,500   Morgan Stanley                                 1,443,180
                                                       ------------
                                                         10,958,830
                                                       ------------
    Real Estate (.4%)
  81,900   Boardwalk Equities,
            Inc. (c)                                        810,810
  53,400   Brookfield Properties
            Corporation (c)                               1,073,340
                                                       ------------
                                                          1,884,150
                                                       ------------
    Real Estate Investment Trust (1.3%)
  19,050   Kimco Realty
            Corporation                                     637,985
 128,000   Prologis                                       3,328,000
  20,523   Starwood Hotels &
            Resorts Worldwide,
            Inc.                                            675,001
  11,600   Vornado Realty Trust                             533,600
  62,200   Winston Hotels, Inc.                             590,278
                                                       ------------
                                                          5,764,864
                                                       ------------
    Savings and Loans (.6%)
  78,700   Charter One Financial,
            Inc.                                          2,705,706
                                                       ------------
  HEALTH CARE (6.6%)
    Biotechnology (.6%)
  16,500   Amgen, Inc.                                      691,020
  62,200   Genentech, Inc. (b)                            2,083,700
                                                       ------------
                                                          2,774,720
                                                       ------------

                 See accompanying notes to financial statements.

                                       55

                                                          MARKET
SHARES                                                   VALUE(a)
---------                                              ------------
    Drugs (3.6%)
  44,400   Eli Lilly & Company                         $  2,504,160
  39,500   Forest Laboratores,
            Inc. (b)                                      2,796,600
 194,125   Pfizer, Inc.                                   6,794,375
  68,100   Wyeth                                          3,486,720
                                                       ------------
                                                         15,581,855
                                                       ------------
    Health Care- Diversified (.4%)
  30,500   Johnson & Johnson                              1,593,930
                                                       ------------
    Hospital Management (.6%)
  53,800   The HCA - Healthcare
            Company                                       2,555,500
                                                       ------------
    Medical Products/Supplies (1.0%)
  33,900   Baxter International,
            Inc.                                          1,506,516
  37,000   Laboratory Corporation
            of America Holdings                           1,689,050
  30,300   Zimmer Holdings,
            Inc. (b)                                      1,080,498
                                                       ------------
                                                          4,276,064
                                                       ------------
    Special Services (.4%)
  26,700   Anthem, Inc. (b)                               1,794,774
                                                       ------------
  TECHNOLOGY (9.9%)
    Communications Equipment (.1%)
  35,800   Brocade Communication
            Systems, Inc. (b)                               625,784
                                                       ------------
    Computer Hardware (1.9%)
 113,657   Dell Computer
            Corporation (b)                               2,970,994
  77,373   Hewlett-Packard
            Company                                       1,182,259
  35,600   International Business
            Machines Corporation                          2,563,200
 162,700   Symbol Technologies,
            Inc.                                          1,382,950
                                                       ------------
                                                          8,099,403
                                                       ------------
    Computer Networking (1.2%)
 271,100   Cisco Systems, Inc. (b)                        3,781,845
  40,700   SEI Investments
            Company                                       1,146,519
                                                       ------------
                                                          4,928,364
                                                       ------------
    Computer Peripherals (.2%)
  87,300   EMC Corporation (b)                              659,115
                                                       ------------
    Computer Services & Software (3.0%)
  64,400   AOL Time Warner,
            Inc. (b)                                   $    947,324
  75,600   BEA Systems, Inc.                                711,396
 160,500   Microsoft
            Corporation (b)                               8,686,260
 166,500   Oracle Systems                                 1,576,755
  56,700   Siebel Systems, Inc. (b)                         806,274
                                                       ------------
                                                         12,728,009
                                                       ------------
    Electrical Semiconductor (1.9%)
  29,900   Intersil Corporation                             639,262
   7,293   Analog Devices, Inc. (b)                         216,602
  28,100   Applied Materials, Inc.                          534,462
 236,600   LSI Logic
            Corporation (b)                               2,070,250
   4,900   Novellus Systems,
            Inc. (b)                                        166,600
 133,229   Texas Instruments, Inc.                        3,157,527
  59,100   Xilinx, Inc.                                   1,325,613
                                                       ------------
                                                          8,110,316
                                                       ------------
    Electronics - Computer Distribution (.4%)
  56,000   Cree, Inc. (b)(c)                                740,880
  22,200   WW Grainger, Inc.                              1,112,220
                                                       ------------
                                                          1,853,100
                                                       ------------
    Equipment Semiconductor (.3%)
  49,528   Teradyne, Inc. (b)                             1,163,908
                                                       ------------
    Service - Data Processing (.9%)
  23,600   First Data Corporation                           888,776
  88,700   Paychex, Inc.                                  2,775,423
                                                       ------------
                                                          3,664,199
                                                       ------------
  TRANSPORTATION (1.3%)
    Air Freight (.3%)
  43,600   CH Robinson Worldwide,
            Inc.                                          1,461,908
                                                       ------------
    Railroads (1.0%)
 121,900   CSX Corporation                                4,243,339
                                                       ------------
  UTILITIES (.6%)
    Electric Companies (.6%)
  123,200   Nisource, Inc.                                2,689,456
                                                       ------------
Total common stock
  (cost: $261,290,086)                                  266,426,635
                                                       ------------

                 See accompanying notes to financial statements.

                                       56

                                                                                             MARKET
PRINCIPAL                                                           COUPON    MATURITY       VALUE(a)
---------                                                           ------    --------     ------------
LONG-TERM DEBT SECURITIES (35.1%)
  GOVERNMENT OBLIGATIONS (15.8%)
    Federal National Mortgage Association (FNMA) (8.5%)
$ 2,400,000                                                          4.000%   04/25/22     $  2,417,371
    806,706                                                          6.000%   10/01/15          830,363
  1,960,763                                                          6.000%   03/01/17        2,002,184
    722,691                                                          6.000%   01/01/29          727,137
    375,988                                                          6.000%   04/01/29          377,931
  1,675,680                                                          6.230%   01/01/08        1,771,093
  2,026,491                                                          6.500%   10/01/28        2,076,334
  1,811,910                                                          6.500%   02/01/29        1,856,475
  1,221,822                                                          6.500%   12/01/31        1,247,590
  4,464,716                                                          6.500%   02/01/32        4,558,328
  1,497,156                                                          6.500%   04/01/32        1,528,546
  1,590,000                                                          6.500%   07/01/32        1,623,692
    970,000                                                          6.500%   08/01/32          984,550
  2,043,615                                                          7.000%   07/01/31        2,118,779
  1,659,072                                                          7.000%   09/01/31        1,720,093
  1,663,918                                                          7.000%   09/01/31        1,725,117
    432,871                                                          7.000%   11/01/31          448,792
  2,428,022                                                          7.000%   02/01/32        2,517,318
  1,957,294                                                          7.000%   02/01/32        2,029,277
  1,109,642                                                          7.000%   03/01/32        1,150,451
  1,550,000                                                          7.000%   06/01/32        1,606,130
  1,036,103                                                          7.500%   04/01/31        1,087,915
                                                                                           ------------
                                                                                             36,405,466
                                                                                           ------------
    Government National Mortgage Association (GNMA) (1.9%)
    575,575                                                          6.000%   08/15/28          579,014
    395,352                                                          6.500%   11/15/28          405,444
  1,142,783                                                          6.500%   07/15/31        1,168,332
     44,304                                                          6.500%   10/15/31           45,295
    696,312                                                          6.500%   12/15/31          711,879
    597,075                                                          6.500%   01/15/32          610,369
  1,235,000                                                          6.500%   07/15/32        1,259,315
  1,536,104                                                          7.000%   05/15/26        1,602,876
    229,718                                                          7.500%   05/15/24          244,194
     35,711                                                          7.500%   06/15/28           37,795
    964,122                                                          7.500%   10/15/30        1,018,310
    213,516                                                          7.500%   02/15/31          225,505
    385,879                                                          7.500%   05/15/31          407,546
                                                                                           ------------
                                                                                              8,315,874
                                                                                           ------------

                 See accompanying notes to financial statements.

                                       57

                                                                                              MARKET
PRINCIPAL                                                           COUPON    MATURITY       VALUE(a)
---------                                                           ------    --------     ------------
    U.S. Treasury (4.9%)
$ 3,150,000   Bond                                                   5.250%   02/15/29     $  2,963,265
  8,600,000   Inflationary Index Bond (h)                            3.375%   01/15/07       10,151,621
  2,500,000   Note                                                   5.500%   08/15/28        2,434,042
  5,000,000   Note                                                   6.125%   08/15/29        5,310,295
                                                                                           ------------
                                                                                             20,859,223
                                                                                           ------------
  VENDEE MORTGAGE TRUST (.2%)
    653,725   Vendee Mortgage Trust (g)                              8.293%   12/15/26          715,671
                                                                                           ------------
  OTHER GOVERNMENT OBLIGATIONS (.3%)
  1,350,000   Manitoba                                               7.500%   02/22/10        1,550,390
                                                                                           ------------
              Total government obligations (cost: $67,306,015)                               67,846,624
                                                                                           ------------
CORPORATE OBLIGATIONS (19.3%)
  BASIC MATERIALS (1.6%)
    Agriculture Products (.8%)
  2,300,000   Archer-Daniels-Midland Company                         7.000%   02/01/31        2,366,307
  1,150,000   Cargill, Inc. 144A Issue (d)                           6.375%   06/01/12        1,183,405
                                                                                           ------------
                                                                                              3,549,712
                                                                                           ------------
    Construction (.5%)
  2,150,000   Vulcan Materials, Inc.                                 6.400%   02/01/06        2,269,865
                                                                                           ------------
    Paper and Forest (.3%)
  1,250,000   Weyerhaeuser Company                                   7.375%   03/15/32        1,268,744
                                                                                           ------------
  CONSUMER CYCLICAL (.8%)
    Publishing (.4%)
  1,600,000   Gannett Company, Inc.                                  5.500%   04/01/07        1,645,475
                                                                                           ------------
    Textiles (.4%)
  1,600,000   Mohawk Industries, Inc.                                6.500%   04/15/07        1,673,787
                                                                                           ------------
  CONSUMER STAPLES (1.8%)
    Broadcasting (.4%)
  1,600,000   TCI Communications Inc.                                6.375%   05/01/03        1,634,019
                                                                                           ------------
    Food (.3%)
  1,500,000   General Mills, Inc.                                    4.750%   10/08/03        1,527,118
                                                                                           ------------
    Household Products (.4%)
  1,600,000   Colgate-Palmolive Company                              5.980%   04/25/12        1,642,038
                                                                                           ------------
    Retail (.7%)
  1,500,000   American Stores Company                                7.200%   06/09/03        1,558,275
  1,500,000   Safeway, Inc.                                          3.625%   11/05/03        1,509,462
                                                                                           ------------
                                                                                              3,067,737
                                                                                           ------------
  ENERGY (.3%)
    Oil (.3%)
  1,500,000   Husky Energy, Inc.                                     6.250%   06/15/12        1,488,450
                                                                                           ------------
  FINANCIAL (13.0%)
    Asset-Backed Securities (.5%)
  2,000,000   Caterpillar Financial Services                         4.875%   06/15/07        1,997,240
                                                                                           ------------

                 See accompanying notes to financial statements.

                                       58

                                                                                              MARKET
PRINCIPAL                                                           COUPON    MATURITY       VALUE(a)
---------                                                           ------    --------     ------------
    Banks (1.0%)
$ 2,900,000   St. George Bank Capital Note 144A Issue (d)            8.485%   12/29/49     $  2,773,777
  1,250,000   Wells Fargo Bank NA                                    7.550%   06/21/10        1,392,743
                                                                                           ------------
                                                                                              4,166,520
                                                                                           ------------
    Commercial Finance (.6%)
  2,500,000   General Electric Capital Corporation                   6.750%   03/15/32        2,455,683
                                                                                           ------------
    Commercial Mortgage-Backed Securities (4.1%)
          -   Asset Securitization Corporation (f)                   7.500%   08/13/29        1,616,978
  2,234,397   Chase Mortgage Finance Corporation                     6.750%   02/25/25        2,310,791
  1,322,041   CitiCorporation Mortgage Securities, Inc.              6.500%   10/25/23        1,358,107
  3,000,000   First Union-Lehman Brothers Company                    6.650%   01/18/08        3,214,329
  1,000,000   Fortress CBO Investments, Ltd. 144A Issue (d)          7.850%   07/25/09        1,066,220
  1,000,000   Nomura Asset Securities Corporation                    7.709%   04/13/36        1,098,483
  3,063,298   Park Avenue Finance Corporation (e)                    7.580%   05/12/07        3,322,496
  3,416,073   Rosewood Care Centers Capital Funding                  7.250%   11/01/13        3,595,963
                                                                                           ------------
                                                                                             17,583,367
                                                                                           ------------
    Consumer Finance (.4%)
  1,500,000   ERAC USA Finance Company 144A Issue (d)                7.500%   06/15/03        1,553,421
                                                                                           ------------
    Insurance (1.1%)
  1,500,000   Principal Life Global                                  6.250%   02/15/12        1,537,107
  3,000,000   Prudential Insurance Company of America (e)            6.600%   05/15/08        3,165,984
                                                                                           ------------
                                                                                              4,703,091
                                                                                           ------------
    Investment Bankers/Brokers (.8%)
  1,600,000   CitiGroup, Inc.                                        4.125%   06/30/05        1,603,554
  1,650,000   Morgan Stanley                                         6.750%   04/15/11        1,697,337
                                                                                           ------------
                                                                                              3,300,891
                                                                                           ------------
    Mortgage Revenue Bonds (.2%)
    711,763   American Housing Trust                                 8.125%   06/25/18          744,547
                                                                                           ------------
    Real Estate Investment Trust (1.6%)
  1,600,000   Prologis                                               6.700%   04/15/04        1,662,949
  1,600,000   Reckson Operating Partnership LP                       7.400%   03/15/04        1,673,106
  1,400,000   Spieker Properties, Inc.                               6.950%   12/15/02        1,423,505
  2,000,000   Vornado Realty Trust                                   5.625%   06/15/07        1,988,820
                                                                                           ------------
                                                                                              6,748,380
                                                                                           ------------
    Whole Loan Mortgage-Backed (2.7%)
    357,240   Banco Hipotecario Nacional 144A Issue (d)              7.916%   07/25/09          182,192
  2,301,892   Banco Hipotecario Nacional 144A Issue (d)              8.000%   03/31/11          920,757
  1,390,654   GE Capital Mortgage Services, Inc.                     6.500%   04/25/13        1,436,851
    468,807   Mellon Residential Funding                             6.750%   06/26/28          486,955
    609,008   Paine Webber Mortgage Acceptance
               Corporation                                           6.942%   02/25/24          619,136
  1,526,746   Paine Webber Mortgage Acceptance
               Corporation                                           7.000%   10/25/23        1,558,732

                 See accompanying notes to financial statements.

                                       59

                                                                                             MARKET
PRINCIPAL                                                           COUPON    MATURITY       VALUE(a)
---------                                                           ------    --------     ------------
$   500,000   Paine Webber Mortgage Acceptance
               Corporation                                           7.655%   01/02/12     $    537,624
  2,086,979   Prudential Home Mortgage Securities                    6.500%   10/25/23        2,136,086
  1,670,617   Prudential Home Mortgage Securities 144A
               Issue (e)                                             6.762%   04/28/24        1,721,838
  2,126,646   Residential Funding Mortgage Securities                7.000%   10/25/23        2,214,561
                                                                                           ------------
                                                                                             11,814,732
                                                                                           ------------
  UTILITIES (1.8%)
    Electric Companies (1.8%)
    950,000   Commonwealth Edison Company 144 AIssue (d)             6.150%   03/15/12          977,546
  1,450,000   Dominion Resources, Inc.                               6.250%   06/30/12        1,448,392
  2,500,000   Georgia Power Company                                  5.500%   12/01/05        2,562,630
  1,500,000   Hydro-Quebec                                           8.000%   02/01/13        1,761,341
  1,000,000   South Carolina                                         6.625%   02/01/32        1,020,244
                                                                                           ------------
                                                                                              7,770,153
                                                                                           ------------
              Total corporate obligations (cost: $81,542,922)                                82,604,970
                                                                                           ------------
              Total long-term debt securities (cost: $148,848,937)                          150,451,594
                                                                                           ------------

SHARES
------
SHORT-TERM SECURITIES (2.5%)
 10,439,773   Dreyfus Funds-Cash Management Plus, current rate 1.920%                        10,439,773
      5,657   Federated Money Market Obligations Trust -- Prime
               Obligations Fund, current rate 2.140%                                              5,657
    150,624   Wells Fargo & Company -- Cash Investment Fund,
               current rate 1.747%                                                              150,624
                                                                                           ------------
              Total short-term securities (cost: $10,596,054)                                10,596,054
                                                                                           ------------
              Total investments in securities (cost: $420,735,077) (i)                     $427,474,283
                                                                                           ============

                 See accompanying notes to financial statements.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held .6% of net assets in foreign securities as of June 30, 2002.
(d) Represents ownership in an illiquid security. (See note 9 to the financial statements.)

    Information concerning the illiquid securities held at June 30, 2002, which includes acquisition date and cost, is as follows:

                                                     ACQUISITION
    SECURITY                                            DATE          COST
    --------                                         -----------   -----------
    Banco Hipotecario Nacional 144A Issue*             various     $   484,348
    Banco Hipotecario Nacional 144A Issue*             7/12/00       2,680,764
    Fortress CBO Investments, Ltd. 144A Issue*         1/29/01         988,438
    St. George Bank Capital Note 144A Issue*           various       4,171,532
    Cargill, Inc. 144A*                                4/30/02       1,146,882
    ERAC USA Finance Company 144A Issue*               5/21/02       1,548,448
    Commonwealth Edison Company 144A Issue*             3/6/02         949,071
                                                                   -----------
                                                                   $11,969,483
                                                                   ===========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Represents a dept security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at June 30, 2002.
(h) U.S. Treasury Inflation Protection Securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount.
(i) At June 30, 2002 the cost of securities for federal income tax purposes was $434,185,439. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                 $ 24,661,095
    Gross unrealized depreciation                                  (31,372,251)
                                                                  ------------
    Net unrealized depreciation                                   $ (6,711,156)
                                                                  ============

                 See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
PRINCIPAL                                                                     COUPON    MATURITY     VALUE(a)
---------                                                                     ------    --------    -----------
LONG-TERM DEBT SECURITIES (98.5%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (34.1%)
     Federal National Mortgage Association (FNMA) (26.6%)
$    1,146,150                                                                 6.000%   02/01/32    $ 1,144,799
    11,436,256                                                                 6.500%   12/01/31     11,677,447
     1,762,320                                                                 6.500%   02/01/32      1,799,487
     1,227,411                                                                 6.500%   02/01/32      1,253,297
     2,579,614                                                                 6.500%   02/01/32      2,633,700
     3,548,566                                                                 6.500%   03/01/32      3,622,969
       694,046                                                                 6.500%   04/01/32        708,598
       350,000                                                                 6.500%   07/01/32        356,672
     3,000,000                                                                 6.500%   07/01/32      3,063,570
     1,136,736                                                                 7.000%   02/01/29      1,182,401
     6,669,094                                                                 7.000%   09/01/31      6,914,384
     3,910,918                                                                 7.000%   09/01/31      4,054,762
       480,968                                                                 7.000%   11/01/31        498,658
     4,370,440                                                                 7.000%   02/01/32      4,531,172
     2,446,617                                                                 7.000%   02/01/32      2,536,596
     7,890,239                                                                 7.000%   03/01/32      8,180,419
       248,199                                                                 7.000%   05/01/32        257,327
     3,125,000                                                                 7.000%   06/01/32      3,238,166
       823,389                                                                 7.500%   04/01/31        864,564
       700,000                                                                 7.849%   12/25/15        679,414
         2,749                                                                 8.000%   05/01/22          2,955
       350,000   (g)                                                           6.500%   08/01/32        355,250
                                                                                                    -----------
                                                                                                     59,556,607
                                                                                                    -----------

     Government National Mortgage Association (GNMA) (6.4%)
             -   (e)                                                           7.500%   07/16/40      1,134,488
     3,904,843                                                                 6.500%   10/15/31      3,992,144
     5,481,636                                                                 6.500%   01/15/32      5,603,690
       250,001                                                                 6.500%   05/15/32        255,567
       500,000                                                                 6.500%   06/15/32        511,133
       500,000                                                                 6.500%   06/15/32        511,133
     2,250,000                                                                 6.500%   07/15/32      2,294,298
         1,191                                                                 8.500%   03/15/22          1,293
                                                                                                    -----------
                                                                                                     14,303,746
                                                                                                    -----------

     Other Agency Obligations (.7%)
     1,542,000   Pleasant Hill California                                      7.950%   09/20/15      1,647,457
                                                                                                    -----------
     Vendee Mortgage Trust (.4%)
       817,726   Vendee Mortgage Trust Participation Certificates (b)          7.793%   02/15/25        871,622
                                                                                                    -----------
                 Total u.s. government and agencies obligations (cost: $75,862,530)                  76,379,432
                                                                                                    -----------

   OTHER MORTGAGE-BACKED SECURITIES (64.4%)
     Non-Agency Commercial Mortgage-Backed Securities (15.9%)
             -   Asset Securitization Corporation (e)                          7.500%   04/14/29      2,421,018
             -   Asset Securitization Corporation (e)                          7.500%   08/13/29      1,589,203
             -   Asset Securitization Corporation 144A Issue (d)(e)            7.500%   10/13/26      1,974,433
             -   Asset Securitization Corporation 144A Issue (d)(e)            7.500%   08/13/29      1,436,375
     1,166,000   Covenant Retirement Community                                 6.750%   06/01/04      1,208,363
     2,250,000   Covenant Retirement Community                                 7.000%   06/01/06      2,352,382
     4,936,000   FFCA Secured Lending Corporation 144A Issue (d)               8.910%   06/25/14      5,272,295
     4,150,000   Fortress CBO Investments I, Limited 144A Issue (c)            7.850%   07/25/09      4,424,813
     1,325,989   GMAC Commercial Mortgage Securities                           5.940%   07/01/13      1,312,729

              See accompanying notes to investments in securities.

                                       62

                                                                                                       MARKET
PRINCIPAL                                                                     COUPON    MATURITY      VALUE(a)
---------                                                                     ------    --------    -----------
$    3,250,000   Nomura Asset Securites Corporation                            7.709%   04/13/36    $ 3,570,070
     5,350,000   Park Avenue Finance Corporation 144A Issue (d)                7.680%   05/12/07      5,870,972
     2,444,133   Securitized Asset Sales, Inc. 144A Issue (d)                  6.788%   11/28/23      2,501,399
     2,000,000   Team Fleet Financing 144A Issue (d)                           7.800%   05/15/03      1,681,884
                                                                                                    -----------
                                                                                                     35,615,936
                                                                                                    -----------
      Non-Agency Prime Residential Mortgage-Backed Securities (47.0%)
     2,000,000   GS Mortgage Securities Corporation                            7.289%   07/13/30      2,111,012
     2,500,000   Associates Manufactured Housing                               6.900%   06/15/27      2,601,947
     2,400,000   BankAmerica Manufactured Housing Contract                     7.800%   10/10/26      2,521,759
     3,371,283   Bear Stearns Mortgage Securities, Inc.                        6.750%   04/30/30      3,473,635
     2,181,926   Bear Stearns Mortgage Securities, Inc.                        6.750%   04/30/30      2,244,700
     2,331,405   Bear Stearns Mortgage Securities, Inc.                        6.750%   05/02/30      2,359,475
     1,135,061   Bear Stearns Mortgage Securities, Inc.                        8.000%   11/25/29      1,185,095
     2,876,193   Bear Stearns Structured Products, Inc.
                  144A Issue (d)                                               6.334%   11/30/13      2,963,572
       500,243   Chase Mortgage Finance Corporation                            6.500%   09/25/13        515,865
     2,022,818   Chase Mortgage Finance Corporation                            6.750%   03/25/25      2,084,837
       695,762   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.986%   08/28/24        695,121
     1,501,771   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.641%   03/28/25      1,542,934
     2,034,082   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.641%   03/28/25      2,092,216
       675,776   Chemical Mortgage Securities                                  7.250%   01/25/26        681,351
     2,153,946   CitiCorporation Mortgage Securities, Inc.                     6.750%   08/25/28      2,158,319
     1,364,205   Countrywide Funding Corporation                               6.500%   03/25/24      1,399,034
       956,562   Countrywide Funding Corporation                               6.625%   02/25/24        994,805
     1,015,267   Countrywide Funding Corporation                               6.625%   02/25/24      1,018,212
     2,052,544   Countrywide Funding Corporation                               7.000%   06/25/24      2,136,534
     1,897,237   Countrywide Funding Corporation                               7.250%   02/25/28      1,965,727
       757,745   Countrywide Home Loan 144A Issue (d)                          6.250%   08/25/14        703,945
       817,576   Countrywide Home Loans 144A Issue (d)                         7.500%   03/25/27        823,536
       493,544   CSFB Mortgage Securities 144A Issue (d)                       7.727%   05/30/23        511,459
     1,142,228   DLJ Mortgage Acceptance Corporation
                  144A Issue (c)                                               6.850%   09/29/23      1,156,849
       480,420   FBS Mortgage Corporation 144A Issue (d)                       7.279%   08/25/24        480,934
     1,200,000   First Boston Mortgage Securities Corporation                  7.326%   09/25/06      1,252,496
       767,164   First Union Corporation                                       6.868%   09/25/26        784,433
     1,823,353   GE Capital Mortgage Services 144A Issue (d)                   6.500%   04/25/24      1,882,813
       871,856   GE Capital Mortgage Services, Inc
                  144 A Issue (d)                                              6.500%   01/25/24        876,355
     1,386,091   GE Capital Mortgage Services, Inc
                  144 A Issue (d)                                              7.000%   03/25/26      1,430,543
       575,018   GE Capital Mortgage Services, Inc.                            6.250%   07/25/14        574,771
       592,060   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.000%   10/25/08        603,967
       559,607   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.000%   11/25/08        573,490
       654,025   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   09/25/23        669,617
     1,398,424   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   04/25/24      1,444,851
     1,276,699   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   05/25/24      1,299,195
     1,400,000   Green Tree Financial Corporation                              8.300%   11/15/19      1,518,055
       718,067   Green Tree Financial Corporation                              9.100%   04/15/25        741,624
       706,749   Housing Securities, Inc.                                      7.000%   06/25/23        737,210
     2,600,000   Lehman ABS Manufactured Housing                               5.873%   05/15/22      2,599,028

                 See accompanying notes to financial statements.

                                       63

                                                                                                       MARKET
PRINCIPAL                                                                     COUPON    MATURITY      VALUE(a)
---------                                                                     ------    --------    -----------
$    1,012,226   Lehman Structured Securities 144A Issue (d)                   6.620%   04/28/24    $ 1,033,888
     1,317,354   Metropolitan Asset Funding 144A Issue (d)                     6.980%   05/20/12      1,353,449
     1,311,245   Metropolitan Asset Funding 144A Issue (d)                     7.130%   06/20/12      1,335,923
     3,459,432   Mid-State Trust                                               7.340%   07/01/35      3,681,767
     3,651,279   Mid-State Trust                                               7.790%   07/01/35      3,745,285
     1,517,227   Morgan Stanley Capital Markets 144A Issue (d)                 6.852%   06/29/26      1,528,894
     2,344,402   Morgan Stanley Capital Markets 144A Issue (d)                 6.852%   06/29/26      2,420,736
       687,541   Norwest Asset Securities Corporation                          6.250%   05/25/29        670,545
     2,026,284   Norwest Asset Securities Corporation                          6.500%   06/25/29      2,016,254
       570,024   Norwest Asset Securities Corporation
                  144A Issue (d)                                               7.000%   09/25/11        582,730
     1,511,661   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   6.460%   04/29/24      1,521,517
     1,406,642   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   6.460%   04/29/24      1,412,001
       974,538   Paine Webber Mortgage Acceptance Corporation                  6.750%   01/25/24        989,400
     5,300,000   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   7.655%   01/02/12      5,698,814
       425,581   Paine Webber Mortgage Acceptance Corporation                  8.125%   07/25/09        433,765
     1,350,982   Prudential Home Mortgage                                      6.050%   04/25/24      1,375,286
     2,492,781   Prudential Home Mortgage                                      6.500%   10/25/23      2,551,436
       114,211   Prudential Home Mortgage                                      8.000%   09/25/22        119,609
       447,454   Prudential Home Mortgage 144A Issue (d)                       7.900%   04/28/22        449,723
     1,344,315   Prudential Home Mortgage 144A Issue (d)                       7.900%   04/28/22      1,382,238
       604,245   Prudential Home Mortgage 144A Issue (d)                       8.000%   06/25/22        628,753
       759,339   Prudential Home Mortgage Securities
                  144A Issue (c)                                               6.305%   08/28/09        776,485
       680,066   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.250%   09/25/25        665,492
     1,014,686   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.334%   09/28/24      1,025,340
       113,637   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.500%   08/25/07        118,056
     1,066,835   Prudential Home Mortgage Security Company                     6.500%   02/25/24      1,105,924
       634,623   Prudential Home Mortgage Security Company
                  144A Issue (d)                                               6.500%   04/25/26        638,165
       786,360   Residential Funding Mortgage Securities                       6.500%   12/25/12        812,758
     2,496,567   Residential Funding Mortgage Securities                       6.500%   01/25/29      2,556,110
     1,876,039   Residential Funding Mortgage Securities                       7.000%   09/25/23      1,939,168
       980,912   Residential Funding Mortgage Securities                       7.000%   08/25/29      1,000,276
       700,629   Residential Funding Mtg Sec I                                 6.500%   11/25/23        716,428
     1,439,710   Residential Funding Mtg Sec I                                 6.500%   12/25/28      1,418,244
                                                                                                    -----------
                                                                                                    105,115,780
                                                                                                    -----------
     Non-Agency Sub-Prime Residential Mortgage-Backed Securities (1.5%)
     1,569,272   Banco Hipotecario Nacional 144A Issue (c)(f)                  7.540%   05/31/17        627,709
     1,103,764   Banco Hipotecario Nacional 144A Issue (c)(f)                  7.916%   07/25/09        562,920
       258,819   Black Diamond Capital Management LLC                          6.671%   01/29/13        258,441
     1,155,101   Black Diamond Capital Management LLC                          6.671%   01/29/13      1,172,139
       634,039   Black Diamond Capital Management LLC                          6.671%   01/29/13        617,795
                                                                                                    -----------
                                                                                                      3,239,004
                                                                                                    -----------
                 Total other mortgage-backed securities (cost: $138,837,730)                        143,970,720
                                                                                                    -----------
                 Total long-term debt securities (cost: $214,700,260)                               220,350,152
                                                                                                    -----------

                 See accompanying notes to financial statements.

                                       64

                                                                                                      MARKET
SHARES                                                                                               VALUE(a)
------                                                                                            -------------
SHORT-TERM SECURITIES (2.9%)
        43,467   Blackrock Provident Institutional Tempfund ,
                  current rate 1.790%                                                             $      43,467
     6,543,321   Federated Money Market Obligation Trust Prime Obligation Fund,
                  Current Rate 1.860%                                                                 6,543,321
                                                                                                  -------------
                 Total short-term securities (cost: $6,586,788)                                       6,586,788
                                                                                                  -------------
                 Total investments in securities (cost: $221,287,048) (h)                         $ 226,936,940
                                                                                                  =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at June 30, 2002.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at June 30, 2002, which includes acquisition date and cost, is as follows:

                                                                                    ACQUISITION
    SECURITY:                                                                           DATE            COST
    ---------                                                                       -----------    --------------
    Banco Hipotecario Nacional 144A Issue*                                              various    $    1,459,969
    Banco Hipotecario Nacional 144A Issue*                                              various         1,053,251
    Black Diamond Mortgage Trust 144A Issue*                                            various           165,668
    Black Diamond Mortgage Trust 144A Issue*                                            03/1/00         1,066,853
    DLJ Mortgage Acceptance Corporation 144A Issue*                                    09/06/00         1,095,404
    Fortress CBO Investments I, Limited 144A Issue*                                     various         3,862,864
    Prudential Home Mortgage Securities 144A Issue*                                    08/02/99           715,652
                                                                                                   --------------
                                                                                                   $   10,019,676
                                                                                                   ==============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(f) The Portfolio held 2.0% of net assets in foreign securities at June 30, 2002.
(g) At June 30, 2002 the total cost of investments issued on a when-issued or forward commitment basis is $356,563.
(h) At June 30, 2002 the cost of securities for federal income tax purposes was $221,287,048. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                 $    7,981,218
     Gross unrealized depreciation                                                                     (2,331,326)
                                                                                                   --------------
     Net unrealized appreciation                                                                   $    5,649,892
                                                                                                   ==============

                 See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
COMMON STOCK (99.6%)
    BASIC MATERIALS (4.0%)
     Agriculture Products (.1%)
    32,828   Archer-Daniels-
             Midland Company                                  $    419,870
                                                              ------------
     Aluminum (.4%)
    16,144   Alcan Aluminium,
             Ltd. (c)                                              605,723
    42,65    Alcoa, Inc.                                         1,414,146
                                                              ------------
                                                                 2,019,869
                                                              ------------
     Chemicals (2.0%)
    11,473   Air Products and
              Chemicals, Inc.                                      579,042
    45,749   Dow Chemical
              Company                                            1,572,851
     3,928   Eastman Chemical
              Company                                              184,223
     6,512   Ecolab, Inc.                                          301,050
    50,044   EI Dupont De Nemours
              & Company                                          2,221,954
     6,511   Engelhard Corporation                                 184,392
     2,456   Great Lakes Chemical
              Corporation                                           65,207
     5,426   Hercules, Inc. (b)                                     64,678
     4,730   International Flavors
              and Fragrances, Inc.                                 153,678
    65,156   Pharmacia Corporation                               2,440,092
     8,498   PPG Industries, Inc.                                  526,026
     8,293   Praxair, Inc.                                         472,452
    11,126   Rohm & Haas
              Company                                              450,491
     3,737   Sigma-Aldrich
              Corporation                                          187,411
                                                              ------------
                                                                 9,403,547
                                                              ------------
     Construction ( -- )
     5,160   Vulcan Materials, Inc.                                224,873
                                                              ------------
     Iron and Steel (.1%)
     3,988   Allegheny Technologies, Inc.                           63,210
     3,962   Nucor Corporation                                     257,688
     5,003   United States Steel
              Corp                                                  99,510
     4,250   Worthington Industries,
              Inc.                                                  76,925
                                                              ------------
                                                                   497,333
                                                              ------------
     Mining (.4%)
    27,261   Barrick Gold
              Corporation (c)                                      517,686
     7,233   Freeport-McMoran,
              Inc. (b)                                        $    129,109
     9,182   Inco, Ltd. (b)(c)                                     208,156
    19,727   Newmont Mining                                        519,412
     4,470   Phelps Dodge
              Corporation                                          184,164
    16,621   Placer Dome, Inc. (c)                                 186,321
                                                              ------------
                                                                 1,744,848
                                                              ------------
     Paper and Forest (1.0%)
     2,689   Bemis Company, Inc.                                   127,727
     2,956   Boise Cascade
              Corporation                                          102,071
    11,604   Georgia-Pacific
              Corporation                                          285,226
    24,294   International Paper
              Company                                            1,058,733
    26,145   Kimberly-Clark
              Corporation                                        1,620,990
     5,220   Louisiana-Pacific
              Corporation                                           55,228
    10,017   MeadWestvaco
              Corporation                                          336,171
     9,305   Plum Creek Timber
              Company, Inc.                                        284,733
     2,669   Temple Inland, Inc.                                   154,428
    11,007   Weyerhaeuser
              Company                                              702,797
                                                              ------------
                                                                 4,728,104
                                                              ------------

   CAPITAL GOODS (8.2%)
     Aerospace/Defense (1.8%)
     5,081   B.F. Goodrich
              Company                                              138,813
    42,267   The Boeing Company                                  1,902,015
    10,163   General Dynamics
              Corporation                                        1,080,835
    22,710   Lockheed Martin
              Corporation                                        1,578,345
     5,719   Northrop Grumman
              Corporation                                          714,875
    20,064   Raytheon Company                                      817,608
     9,147   Rockwell Collins                                      250,811
     9,293   Rockwell International
              Corporation                                          184,466
    23,826   United Technologies
              Corporation                                        1,617,785
                                                              ------------
                                                                 8,285,553
                                                              ------------

                 See accompanying notes to financial statements.

                                       66

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
     Containers-Metal/Glass ( -- )
     2,892   Ball Corporation                                 $    119,960
                                                              ------------
     Electrical Equipment (4.0%)
     9,859   American Power
              Conversion
              Corporation (b)                                      124,519
     4,667   Cooper Industries, Inc.                               183,413
    21,194   Emerson Electric
              Company                                            1,134,091
   500,729   General Electric
              Company                                           14,546,177
    41,160   Honeywell International,
              Inc.                                               1,450,067
     9,696   Molex, Inc.                                           325,107
    41,434   Solectron
              Corporation (b)                                      254,819
     8,683   Thermo Electron
              Corporation (b)                                      143,269
                                                              ------------
                                                                18,161,462
                                                              ------------
     Engineering/Construction (.2%)
    17,384   Caterpillar, Inc.                                     850,947
                                                              ------------
     Machinery (.3%)
    12,006   Deere & Company                                       575,087
    10,224   Dover Corporation                                     357,840
     8,557   Ingersoll Rand
              Company (c)                                          390,713
                                                              ------------
                                                                 1,323,640
                                                              ------------
     Manufacturing (1.4%)
    19,618   3M Company                                          2,413,014
     5,596   Avery Dennison
              Corporation                                          351,149
    15,420   Illinois Tool Works, Inc.                           1,062,746
     4,465   Johnson Controls, Inc.                                364,389
     2,432   Millipore Corporation                                  77,775
     5,968   Parker Hannifin
              Corporation                                          285,211
     4,265   Sealed Air
              Corporation (b)                                      171,752
     7,049   Textron, Inc.                                         330,598
   100,615   Tyco International,
              Ltd. (c)                                           1,359,309
                                                              ------------
                                                                 6,415,943
                                                              ------------
     Office Equipment (.2%)
     6,521   Lexmark International
              Group, Inc. (b)                                      354,742
    12,124   Pitney Bowes, Inc.                               $    481,565
                                                              ------------
                                                                   836,307
                                                              ------------
     Trucks and Parts (.1%)
     2,103   Cummins Engine
              Company, Inc.                                         69,609
     3,052   Navistar International
              Corporation                                           97,664
     5,863   Paccar, Inc.                                          260,259
                                                              ------------
                                                                   427,532
                                                              ------------
     Waste Management (.2%)
     9,932   Allied Waste
              Industries (b)                                        96,440
    31,142   Waste Management,
              Inc.                                                 811,249
                                                              ------------
                                                                   907,689
                                                              ------------
   COMMUNICATION SERVICES (4.2%)
     Cellular (.2%)
   136,357   AT&T Wireless Services,
              Inc. (b)                                             797,688
    14,166   Citizens Utilities
              Company (b)                                          118,428
    41,059   Nextel Communications,
              Inc. (b)                                             131,799
                                                              ------------
                                                                 1,047,915
                                                              ------------
     Telecommunication (.4%)
    38,730   Qualcomm, Inc. (b)                                  1,064,688
    84,493   Qwest Communications
              International, Inc.                                  236,580
    44,820   Sprint Corporation                                    475,540
    49,943   Sprint Corporation (b)                                223,245
                                                              ------------
                                                                 2,000,053
                                                              ------------
     Telephone (3.6%)
    15,634   Alltel Corporation                                    734,798
   191,398   AT&T Corporation --
              Libery Media
              Corporation                                        2,047,958
    94,447   Bellsouth Corporation                               2,975,080
     7,087   Centurytel, Inc.                                      209,066
   168,299   SBC Communications,
              Inc.                                               5,133,119
   137,203   Verizon
              Communications                                     5,508,700
                                                              ------------
                                                                16,608,721
                                                              ------------

                 See accompanying notes to financial statements.

                                       67

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
   CONSUMER CYCLICAL (10.9%)
     Printing and Publishing ( -- )
     3,282   American Greetings
              Corporation                                     $     54,678
                                                              ------------
     Auto (1.3%)
     3,596   Cooper Tire and Rubber
              Company                                               73,898
     7,467   Dana Corporation                                      136,571
     7,586   Danaher Corporation                                   503,331
    28,256   Delphi Corporation                                    372,979
     3,530   Eaton Corporation                                     256,807
    91,336   Ford Motor Company                                  1,461,376
    28,260   General Motors
              Corporation                                        1,510,497
     8,209   Goodyear Tire & Rubber
              Company                                              153,590
    15,220   Harley-Davidson, Inc.                                 780,329
     4,603   ITT Industries, Inc.                                  324,972
     2,949   Snap-On, Inc.                                          88,382
     6,437   TRW, Inc.                                             365,622
     6,540   Visteon Corporation                                    92,868
                                                              ------------
                                                                 6,121,222
                                                              ------------
     Building Materials (.3%)
     3,632   American Standard
              Companies, Inc. (b)                                  272,763
     3,118   Centex Corporation                                    180,189
     2,939   Crane Company                                          74,533
     2,563   Kaufman and Broad
              Home Corporation                                     132,020
    24,382   Masco Corporation                                     660,996
     3,074   Pulte Corporation                                     176,694
                                                              ------------
                                                                 1,497,195
                                                              ------------
     Distribution Durables (.1%)
     8,754   Genuine Parts Company                                 305,252
                                                              ------------
     Hardware and Tools (.1%)
     4,068   Black & Decker
              Corporation                                          196,078
     4,334   The Stanley Works                                     177,737
                                                              ------------
                                                                   373,815
                                                              ------------
     Houseware (.2%)
    47,827   Corning, Inc. (b)                                     169,786
     9,808   Leggett & Platt, Inc.                                 229,507
     3,910   Maytag Corporation                                    166,761
     3,405   Whirlpool Corporation                                 222,551
                                                              ------------
                                                                   788,605
                                                              ------------
     Leisure (.2%)
     4,537   Brunswick Corporation                                 127,036
     8,699   Hasbro, Inc.                                     $    117,958
     4,559   International Game
              Technology (b)                                       258,495
    21,981   Mattel, Inc.                                          461,821
                                                              ------------
                                                                   965,310
                                                              ------------
     Lodging - Hotel (.2%)
    18,592   Hilton Hotels                                         258,429
    12,275   Marriott International,
              Inc.                                                 467,064
                                                              ------------
                                                                   725,493
                                                              ------------
     Photography/Imagery (.1%)
    14,671   Eastman Kodak Company                                 427,953
                                                              ------------
     Publishing (.7%)
     4,298   Dow Jones and
              Company, Inc.                                        208,238
    13,491   Gannett Company, Inc.                               1,023,967
     4,183   Knight-Ridder, Inc.                                   263,320
     9,752   McGraw-Hill Companies,
              Inc.                                                 582,194
     2,514   Meredith Corporation                                   96,412
     5,653   RR Donnelly & Sons
              Company                                              155,740
     7,681   The New York Times
              Company                                              395,571
    15,174   Tribune Company                                       660,069
                                                              ------------
                                                                 3,385,511
                                                              ------------
     Retail (6.8%)
     5,314   Autozone, Inc. (b)                                    410,772
    14,693   Bed Bath & Beyond,
              Inc. (b)                                             554,514
    16,173   Best Buy Company,
              Inc. (b)                                             587,080
     5,842   Big Lots, Inc.                                        114,971
    10,531   Circuit City Stores, Inc.                             197,456
    22,899   Costco Wholesale
              Corporation (b)                                      884,359
     4,264   Dillards, Inc.                                        112,101
    16,733   Dollar General
              Corporation                                          318,429
     8,682   Family Dollar Stores                                  306,041
    10,134   Federated Department
              Stores (b)                                           402,320
    43,672   Gap, Inc.                                             620,142
   118,608   Home Depot, Inc.                                    4,356,472
    13,469   JC Penney Company                                     296,587
    16,954   Kohls Corporation (b)                               1,188,136
    26,073   Limited Brands Inc                                    555,355

                 See accompanying notes to financial statements.

                                       68

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
    39,192   Lowes Companies,
              Inc.                                            $  1,779,317
    14,423   May Department Stores
              Company                                              474,949
    13,553   Nike, Inc.                                            727,118
     6,746   Nordstrom, Inc.                                       152,797
    15,536   Office Depot, Inc. (b)                                261,005
     8,759   Radioshack
              Corporation                                          263,296
     3,000   Reebok International,
              Ltd. (b)                                              88,500
    15,887   Sears Roebuck
              Company                                              862,664
    23,557   Staples, Inc. (b)                                     464,073
    45,695   Target Corporation                                  1,697,112
     7,667   The Sherwin-Williams
              Company                                              229,473
     7,381   Tiffany & Company                                     259,811
    27,196   TJX Companies, Inc.                                   533,314
    10,519   Toys 'R' Us, Inc. (b)                                 183,767
   224,121   Wal-Mart Stores, Inc.                              12,328,896
                                                              ------------
                                                                31,210,827
                                                              ------------
     Service (.8%)
     8,679   Apollo Group, Inc. (b)                                342,039
     9,206   Block Financial
              Corporation                                          424,857
     8,665   Convergys
              Corporation (b)                                      168,794
    52,557   CUC International (b)                                 834,605
     4,081   Fluor Corporation                                      58,955
     5,816   Harrahs Entertainment,
              Inc. (b)                                             257,940
    19,249   Interpublic Group
              Companies, Inc.                                      476,605
     9,467   Omnicom Group                                         433,589
     5,892   Quintiles Transnational
              Corporation (b)                                       73,591
     8,833   Robert Half
              International, Inc. (b)                              205,809
     7,276   Sabre Holdings
              Corporation (b)                                      260,481
     5,531   TMP Worldwide, Inc. (b)                               118,917
                                                              ------------
                                                                 3,756,182
                                                              ------------
     Textiles (.1%)
     6,489   Jones Apparel Group,
              Inc. (b)                                             243,338
     5,374   Liz Clairborne, Inc.                                  170,893
     5,548   VF Corporation                                   $    217,537
                                                              ------------
                                                                   631,768
                                                              ------------
   CONSUMER STAPLES (13.0%)
     Beverage (3.2%)
    44,164   Anheuser-Busch
              Companies, Inc.                                    2,208,200
     3,479   Brown-Forman
              Corporation                                          240,190
     1,824   Coors Company                                         113,635
    14,239   Pepsi Bottling Group                                  438,561
    89,087   Pepsico, Inc.                                       4,293,993
   125,146   The Coca-Cola
              Company                                            7,008,176
    22,510   Coca-Cola
              Enterprises                                          497,021
                                                              ------------
                                                                14,799,776
                                                              ------------
     Broadcasting (.5%)
    30,870   Clear Channel
              Communications,
              Inc. (b)                                             988,457
    47,654   Comcast
              Corporation (b)                                    1,116,533
    11,491   Univision Communications,
              Inc. (b)                                             360,817
                                                              ------------
                                                                 2,465,807
                                                              ------------
     Entertainment (1.5%)
    29,551   Carnival Corporation                                  818,267
   102,816   The Walt Disney
              Company                                            1,943,222
    89,060   Viacom, Inc. (b)                                    3,951,592
                                                              ------------
                                                                 6,713,081
                                                              ------------
     Food (1.6%)
    20,635   Campbell Soup
              Company                                              570,764
    27,068   Conagra, Inc.                                         748,430
    18,489   General Mills, Inc.                                   814,995
    17,618   H.J. Heinz Company                                    724,100
     6,908   Hershey Foods
              Corporation                                          434,237
    20,574   Kellogg Company                                       737,784
    39,527   Sara Lee Corporation                                  815,837
    28,800   Unilever NV (c)                                     1,866,240
    11,373   William Wrigley Jr.
              Company                                              629,496
                                                              ------------
                                                                 7,341,883
                                                              ------------

                 See accompanying notes to financial statements.

                                       69

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
     Food & Health (.2%)
    33,424   Sysco Corporation                                $    909,801
                                                              ------------
     Household Products (2.2%)
    11,606   Clorox Company                                        479,908
    27,568   Colgate-Palmolive
              Company                                            1,379,778
    53,248   Gillette Compay                                     1,803,510
    13,395   Newell Rubbermaid,
              Inc.                                                 469,629
     7,914   Pactiv Corporation (b)                                187,562
    65,483   Procter & Gamble
              Company                                            5,847,632
     2,860   Tupperware
              Corporation                                           59,459
                                                              ------------
                                                                10,227,478
                                                              ------------
     Personal Care (.2%)
     2,934   Alberto-Culver
              Company                                              140,245
    11,933   Avon Products, Inc.                                   623,380
                                                              ------------
                                                                   763,625
                                                              ------------
     Restaurants (.7%)
     8,726   Darden Restaurants,
              Inc.                                                 215,532
    64,090   McDonalds
              Corporation                                        1,823,361
    19,452   Starbucks
              Corporation (b)                                      483,382
     5,774   Wendys International,
              Inc.                                                 229,978
    14,958   Yum! Brands Inc (b)                                   437,522
                                                              ------------
                                                                 3,189,775
                                                              ------------
     Retail (1.1%)
    20,465   Albertsons, Inc.                                      623,364
    19,779   CVS Corporation                                       605,237
    40,012   Kroger Company (b)                                    796,239
    24,352   Safeway, Inc. (b)                                     710,835
     6,644   Supervalu, Inc.                                       162,977
    51,566   Walgreen Company                                    1,991,995
     7,059   Winn-Dixie Stores, Inc.                               110,050
                                                              ------------
                                                                 5,000,697
                                                              ------------
     Service (.6%)
    31,247   Automatic Data
              Processing, Inc.                                   1,360,807
     8,547   Cintas Corporation                                    422,222
    25,721   Concord EFS, Inc. (b)                                 775,231
     3,195   Deluxe Corporation                               $    124,254
                                                              ------------
                                                                 2,682,514
                                                              ------------
     Tobacco (1.2%)
     7,569   Fortune Brands, Inc.                                  423,410
   107,805   Philip Morris
              Companies, Inc.                                    4,708,922
     8,475   UST, Inc.                                             288,150
                                                              ------------
                                                                 5,420,482
                                                              ------------
   ENERGY (7.7%)
     Oil (6.2%)
     4,518   Amerada Hess                                          372,735
    53,786   Chevron Corporation                                 4,760,061
    31,576   Conoco, Inc.                                          877,813
     7,916   Devon Energy
              Corporation                                          390,100
   341,722   Exxon Mobil
              Corporation                                       13,983,263
    15,559   Marathon Oil
              Corporation                                          421,960
    18,909   Occidental Petroleum
              Corporation                                          567,081
    19,299   Phillips Petroleum
              Company                                            1,136,325
   107,021   Royal Dutch Petroleum
             Company (c)                                         5,915,051
                                                              ------------
                                                                28,424,389
                                                              ------------
     Oil & Gas (1.5%)
    12,471   Anadarko Petroleum
              Corporation                                          614,820
     7,238   Apache Finance
              Property                                             416,040
     3,531   Ashland, Inc.                                         143,006
    17,000   Baker Hughes, Inc.                                    565,930
     7,853   BJ Services
              Company (b)                                          266,060
    10,133   Burlington
              Resources, Inc.                                      385,054
     5,882   EOG Resources,
              Inc.                                                 233,515
    21,950   Halliburton Company                                   349,883
     5,103   Kerr-McGee
             Corporation                                           273,266
     3,175   McDermott International,
              Inc. (b)                                              25,718
     7,262   Nabors Industries,
              Ltd. (b)(c)                                          255,259
     6,775   Noble Corporation (b)                                 261,515

                 See accompanying notes to financial statements.

                                       70

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
     4,674   Rowan Companies,
              Inc.                                            $    100,257
    29,066   Schlumberger, Ltd.                                  1,351,569
     3,853   Sunoco, Inc. (b)                                      137,282
    16,034   Transocean Offshore,
              Inc.                                                 499,459
    12,328   Unocal Corporation                                    455,396
    20,618   Veritas DGC, Inc. (b)                                 408,030
                                                              ------------
                                                                 6,742,059
                                                              ------------
   FINANCIAL (20.2%)
     Auto Finance (.4%)
    52,728   Fleet Boston Financial
              Corporation                                        1,705,751
                                                              ------------
     Banks (7.1%)
    18,221   Amsouth
              BanCorporation                                       407,786
    77,561   Bank of America
              Corporation                                        5,457,160
    59,166   Bank One Corporation                                2,276,708
    24,147   BB&T Corporation                                      932,074
     8,879   Comerica Bank                                         545,171
    29,672   Fifth Third
              BanCorporation                                     1,977,639
     6,409   First Tennessee National
              Corporation                                          245,465
    12,457   Huntington Bancshares,
              Inc.                                                 241,915
   100,318   JP Morgan Chase and
              Company                                            3,402,787
    21,434   KeyCorporation                                        585,148
    10,692   Marshal & Ilsley
              Corporation                                          325,251
    22,221   Mellon Bank NA                                        698,406
    30,641   National City
              Ban Corporation                                    1,018,813
    11,214   Northern Trust
              Corporation                                          494,089
    11,584   Regions Financial
              Corporation                                          407,178
    17,437   SouthTrust
              Corporation                                          455,454
    16,434   State Street
              Corporation                                          734,600
    14,422   Suntrust Banks, Inc.                                  976,658
    14,879   Synovus Financial
              Corporation                                          409,470
    36,677   The Bank of New York
              Company, Inc.                                      1,237,849
    96,324   U.S. Bancorp                                     $  2,249,165
    10,212   Union Planters
              Corporation                                          330,562
    68,981   Wachovia Corporation                                2,633,695
    86,195   Wells Fargo &
              Company                                            4,314,922
     4,673   Zion BanCorporation                                   243,463
                                                              ------------
                                                                32,601,428
                                                              ------------
     Consumer Finance (1.6%)
    67,010   American Express
              Company                                            2,433,803
    11,079   Capital One Financial
              Corporation                                          676,373
     6,251   Countrywide Credit
              Industries, Inc.                                     301,611
    23,002   Household International,
              Inc.                                               1,143,192
    42,919   MBNA Corporation                                    1,419,331
    14,310   PNC Financial Services
              Group                                                748,127
     7,827   SLM Corporation                                       758,436
                                                              ------------
                                                                 7,480,873
                                                              ------------
     Finance - Diversified (1.7%)
     5,376   Ambac Financial Group,
              Inc.                                                 362,342
    50,246   Fannie Mae                                          3,705,643
    35,019   Freddie Mac                                         2,143,163
    14,837   John Hancock Financial
              Services, Inc.                                       522,262
     5,326   MGIC Investment
              Corporation                                          361,103
     7,746   Moodys Corporation                                    385,364
    14,548   Providian Financial
              Corporation                                           85,542
    11,174   Stilwell Financial, Inc.                              203,367
                                                              ------------
                                                                 7,768,786
                                                              ------------
     Insurance (4.7%)
    13,219   ACE, Ltd. (c)                                         417,720
     7,372   Aetna, Inc.                                           353,635
    26,104   Aflac, Inc.                                           835,328
    35,745   Allstate Corporation                                1,321,850
   131,655   American International
              Group                                              8,982,821
    13,713   AON Corporation                                       404,259
     8,649   Chubb Corporation                                     612,349
     7,099   Cigna Corporation                                     691,585

                 See accompanying notes to financial statements.

                                       71

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
     8,228   Cincinnati Financial
              Corporation                                     $    382,849
    17,348   Conseco Financing
              Trust II (b)                                          34,696
    12,489   Hartford Financial
              Services Group, Inc.                                 742,721
     7,564   Jefferson-Pilot
              Corporation                                          357,172
     9,423   Lincoln National
              Corporation                                          395,766
     9,525   Loews Corporation                                     511,493
    13,790   Marsh and McLennan
              Companies, Inc.                                    1,332,114
     7,443   MBIA, Inc.                                            420,753
    35,544   MetLife, Inc.                                       1,023,667
    11,083   Progressive
              Corporation                                          641,152
     6,408   Safeco Corporation                                    197,943
    10,464   The St Paul Companies,
              Inc.                                                 407,272
     6,118   Torchmark Corporation                                 233,708
    12,229   Unumprovident
              Corporation                                          311,228
     7,356   Wellpoint Health
              Networks, Inc. (b)                                   572,370
     6,858   XL Capital, Ltd. (c)                                  580,873
                                                              ------------
                                                                21,765,324
                                                              ------------
     Investment Bankers/Brokers (3.7%)
     5,086   Bear Stearns & Company,
              Inc.                                                 310,500
    69,073   Charles Schwab
              Corporation                                          773,618
   259,342   CitiGroup, Inc.                                    10,049,503
    13,214   Franklin Resources,
              Inc.                                                 563,445
    12,341   Lehman Brothers
              Holdings, Inc.                                       771,559
    43,467   Merrill Lynch &
              Company, Inc.                                      1,760,414
    55,507   Morgan Stanley                                      2,391,242
     6,182   T. Rowe Price
              Associates, Inc.                                     203,264
                                                              ------------
                                                                16,823,545
                                                              ------------
     Real Estate Investment Trust (.4%)
    20,971   Equity Office Properties
              Trust                                                631,227
    13,835   Equity Residential                                    397,756
     8,870   Simon Property
              Group, Inc.                                     $    326,860
    10,073   Starwood Hotels &
              Resorts Worldwide,
              Inc.                                                 331,301
                                                              ------------
                                                                 1,687,144
                                                              ------------
     Savings and Loans (.6%)
    11,348   Charter One Financial,
              Inc.                                                 390,144
     7,802   Golden West Financial
              Corporation                                          536,622
    49,089   Washington Mutual,
              Inc.                                               1,821,693
                                                              ------------
                                                                 2,748,459
                                                              ------------
   HEALTH CARE (12.7%)
     Biotechnology (.7%)
    52,351   Amgen, Inc. (b)                                     2,192,460
     7,434   Biogen, Inc. (b)                                      307,991
    10,708   Genzyme Surgical
              Products (b)                                         206,022
    27,817   Immunex Corp (b)                                      621,432
                                                              ------------
                                                                 3,327,905
                                                              ------------
     Drugs (6.7%)
    97,666   Bristol-Myers Squibb
              Company                                            2,510,016
    22,752   Cardinal Health, Inc.                               1,397,200
     9,553   Chiron Corporation (b)                                337,221
    56,646   Eli Lilly & Company                                 3,194,834
     9,000   Forest Laboratores,
              Inc. (b)                                             637,200
    12,512   King Pharmaceuticals,
              Inc. (b)                                             278,392
    12,609   Medimmune, Inc. (b)                                   332,878
   114,134   Merck & Company,
              Inc.                                               5,779,746
   314,649   Pfizer, Inc.                                       11,012,715
    73,872   Schering-Plough
              Corporation                                        1,817,251
     5,323   Watson Pharmaceuticals,
              Inc. (b)                                             134,512
    66,873   Wyeth                                               3,423,898
                                                              ------------
                                                                30,855,863
                                                              ------------

                 See accompanying notes to financial statements.

                                       72

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
     Health Care - Diversified (2.8%)
    78,634   Abbott Laboratories                              $  2,960,570
     6,513   Allergan, Inc.                                        434,743
    19,756   Healthsouth
              Corporation (b)                                      252,679
   151,724   Johnson & Johnson                                   7,929,096
    16,473   Tenet Healthcare
              Corporation (b)                                    1,178,643
                                                              ------------
                                                                12,755,731
                                                              ------------
     Hospital Management (.3%)
    12,113   Health Management
              Associates, Inc. (b)                                 244,077
    25,900   The HCA- Healthcare
              Company                                            1,230,250
                                                              ------------
                                                                 1,474,327
                                                              ------------
     Managed Care (.5%)
     8,492   Humana, Inc. (b)                                      132,730
     5,014   Manor Care, Inc. (b)                                  115,322
    14,442   McKesson HBOC, Inc.                                   472,253
    15,516   Unitedhealth Group,
              Inc.                                               1,420,490
                                                              ------------
                                                                 2,140,795
                                                              ------------
     Medical Products/Supplies (1.7%)
     5,294   AmerisourceBergen
              Corporation                                          402,344
     2,731   Bausch & Lomb, Inc.                                    92,444
    30,287   Baxter International,
              Inc.                                               1,345,954
    12,975   Becton Dickinson and
              Company                                              446,989
    13,503   Biomet, Inc.                                          366,201
    20,415   Boston Scientific
              Corporation (b)                                      598,568
     2,703   CR Bard, Inc.                                         152,936
    15,422   Guidant
              Corporation (b)                                      466,207
    61,172   Medtronic, Inc.                                     2,621,220
     6,121   Pall Corporation                                      127,011
     4,435   St Jude Medical,
              Inc. (b)                                             327,924
     9,915   Stryker Corporation                                   530,552
     9,772   Zimmer Holdings,
              Inc. (b)                                             348,470
                                                              ------------
                                                                 7,826,820
                                                              ------------
   TECHNOLOGY (14.7%)
     Communications Equipment (.6%)
    40,017   ADC Telecommunications,
              Inc. (b)                                        $     91,639
     4,859   Andrew
              Corporation (b)                                       69,629
    18,118   Avaya, Inc. (b)                                        89,684
    21,638   Ciena Corporation (b)                                  90,663
     9,386   Comverse Technology,
              Inc. (b)                                              86,914
   172,651   Lucent Technologies,
              Inc.                                                 286,601
   114,417   Motorola, Inc.                                      1,649,893
   193,340   Nortel Networks
              Corporation                                          280,343
     7,868   Scientific-Atlanta, Inc.                              129,429
    20,651   Tellabs, Inc. (b)                                     130,514
                                                              ------------
                                                                 2,905,309
                                                              ------------
     Computer Hardware (3.1%)
    17,886   Apple Computer,
              Inc. (b)                                             316,940
    29,126   Computer Associates
              International, Inc.                                  462,812
   130,789   Dell Computer
              Corporation (b)                                    3,418,824
    16,297   Gateway, Inc. (b)                                      72,359
   152,125   Hewlett-Packard
              Company                                            2,324,470
    86,256   International Business
              Machines Corporation                               6,210,432
     4,948   NCR Coporation (b)                                    172,438
     7,535   Nvidia Corporation (b)                                129,451
    29,130   Palm, Inc. (b)                                         51,269
   163,567   Sun Microsystems,
              Inc. (b)                                             819,471
    11,533   Symbol Technologies,
              Inc.                                                  98,031
    36,277   Xerox Corporation (b)                                 252,851
                                                              ------------
                                                                14,329,348
                                                              ------------
     Computer Networking (1.2%)
   368,904   Cisco Systems, Inc. (b)                             5,146,211
    30,125   Yahoo!, Inc. (b)                                      444,645
                                                              ------------
                                                                 5,590,856
                                                              ------------
     Computer Peripherals (.3%)
   112,028   EMC Corporation (b)                                   845,811

                 See accompanying notes to financial statements.

                                       73

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
    16,798   Network Appliance,
              Inc. (b)                                        $    208,463
     4,734   Qlogic Corporation (b)                                180,365
                                                              ------------
                                                                 1,234,639
                                                              ------------
     Computer Services & Software (5.0%)
    12,081   Adobe Systems, Inc.                                   344,309
   224,356   AOL Time Warner,
              Inc. (b)                                           3,300,277
     5,779   Autodesk, Inc.                                         76,572
    12,167   BMC Software, Inc. (b)                                201,972
     9,170   Citrix Systems, Inc. (b)                               55,387
     8,604   Computer Sciences
              Corporation (b)                                      411,271
    18,798   Compuware
              Corporation (b)                                      114,104
    14,548   IMS Health, Inc.                                      261,137
     4,216   Mercury Interactive
              Corporation (b)                                       96,799
   272,866   Microsoft
              Corporation (b)                                   14,767,508
    18,254   Novell, Inc. (b)                                       58,595
   276,682   Oracle Systems (b)                                  2,620,179
    13,043   Parametric Technology
              Corporation (b)                                       46,681
    15,646   Peoplesoft, Inc. (b)                                  232,812
     9,701   Rational Software
              Corporation (b)                                       79,645
    23,861   Siebel Systems,
              Inc. (b)                                             339,303
    16,216   Unisys Corporation (b)                                145,944
                                                              ------------
                                                                23,152,495
                                                              ------------
     Electrical Instruments (.3%)
    23,370   Agilent Technologies,
              Inc. (b)                                             558,076
    10,627   Applied Biosystems
              Group -- Applera
              Corporation                                          207,120
    68,600   JDS Uniphase
              Corporation (b)                                      184,534
     6,334   PerkinElmer, Inc.                                      69,991
     4,586   Tektronix, Inc. (b)                                    85,804
     6,562   Waters Corporation (b)                                175,205
                                                              ------------
                                                                 1,280,730
                                                              ------------
     Electrical Semiconductor (2.9%)
    17,200   Advanced Micro
              Devices (b)                                          167,184
    19,360   Altera Corporation (b)                                263,296
    18,366   Analog Devices,
              Inc. (b)                                        $    545,470
    82,533   Applied Materials,
              Inc. (b)                                           1,569,778
    15,047   Applied Micro Circuits
              Corporation (b)                                       71,172
    13,531   Broadcom
              Corporation (b)                                      237,334
   336,883   Intel Corporation                                   6,154,852
    15,962   Linear Technology
              Corporation                                          501,686
    18,568   LSI Logic
              Corporation (b)                                      162,470
    30,280   Micron Technology,
              Inc. (b)                                             612,262
     9,049   National Semiconductor
              Corporation (b)                                      263,959
     7,300   Novellus Systems,
              Inc. (b)                                             248,200
     8,308   PMC-Sierra, Inc. (b)                                   77,015
     3,916   Power-One, Inc. (b)                                    24,358
    87,390   Texas Instruments, Inc.                             2,071,143
    10,099   Vitesse Semiconductor
              Corporation (b)                                       31,913
    16,882   Xilinx, Inc. (b)                                      378,663
                                                              ------------
                                                                13,380,755
                                                              ------------
     Electronics - Computer Distribution (.2%)
    16,271   Maxim Integrated
              Products (b)                                         623,667
    26,365   Sanmina
              Corporation (b)                                      166,363
     2,861   Thomas and Betts
              Corporation                                           53,215
     4,765   WW Grainger, Inc.                                     238,727
                                                              ------------
                                                                 1,081,972
                                                              ------------
     Equipment Semiconductor (.2%)
     9,942   Jabil Circuit, Inc. (b)                               209,876
     9,528   KLA-Tencor
              Corporation (b)                                      419,137
     9,214   Teradyne, Inc. (b)                                    216,529
                                                              ------------
                                                                   845,542
                                                              ------------
     Service - Data Processing (.9%)
    24,136   Electronic Data Systems
              Corporation                                          896,652
     7,279   Equifax, Inc.                                         196,533
    38,520   First Data Corporation                              1,450,663
     9,606   Fiserv, Inc. (b)                                      352,636

                 See accompanying notes to financial statements.

                                       74

                                                                 MARKET
SHARES                                                          VALUE(a)
------                                                        ------------
    10,634   Intuit, Inc. (b)                                 $    528,722
    18,867   Paychex, Inc.                                         590,348
                                                              ------------
                                                                 4,015,554
                                                              ------------
   TRANSPORTATION (.9%)
     Air Freight (.2%)
    15,097   FedEx Corporation                                     806,180
                                                              ------------
     Airlines (.2%)
     7,786   AMR Corporation (b)                                   131,272
     6,177   Delta Air Lines, Inc.                                 123,540
    38,810   Southwest Airlines
              Company                                              627,170
                                                              ------------
                                                                   881,982
                                                              ------------
     Railroads (.5%)
    19,299   Burlington Northern
              Santa Fe Corporation                                 578,970
    10,695   CSX Corporation                                       372,293
    19,564   Norfolk Southern
              Railway Company                                      457,406
    12,690   Union Pacific
              Corporation                                          803,023
                                                              ------------
                                                                 2,211,692
                                                              ------------
     Trucking ( -- )
     3,090   Ryder System, Inc.                                     83,708
                                                              ------------
   UTILITIES (3.1%)
     Electric Companies (2.6%)
    26,880   AES Corporation (b)                                   145,690
     6,270   Allegheny Energy, Inc.                                161,453
     7,273   Ameren Corporation                                    312,812
    17,075   American Electric
              Power Company, Inc.                                  683,342
     8,239   Baltimore Gas &
              Electric                                             241,732
     8,369   Cinergy Corporation                                   301,200
    10,711   Consolidated Edison
              Company of
              New York, Inc.                                       447,184
     6,791   Consumers Energy
              Company                                               74,565
    14,001   Dominion Resources,
              Inc.                                                 923,786
     8,397   DTE Energy Company                                    374,842
    41,810   Duke Energy
              Corporation                                     $  1,300,291
    16,390   Edison
              International (b)                                    278,630
    11,301   Entergy Corporation                                   479,614
    16,242   Exelon Corporation                                    849,457
    14,959   Firstenergy Corporation                               499,331
     8,858   FPL Group, Inc.                                       531,391
    10,369   Nisource, Inc.                                        226,355
    19,534   Pacific Gas and Electric
              Company                                              349,463
     4,311   Pinnacle West Capital
              Corporation                                          170,285
     7,366   PPL Corporation                                       243,667
    11,147   Progress Energy, Inc.                                 579,755
    10,385   Public Service Enterprise
              Group, Inc.                                          449,671
    15,295   Reliant Energy, Inc.                                  258,486
    35,496   Southern Company                                      972,590
     7,749   Teco Energy, Inc.                                     189,851
    13,404   TXU Electric & Gas                                    688,966
                                                              ------------
                                                                11,734,409
                                                              ------------
     Natural Gas (.4%)
    18,200   Dynegy, Inc.                                          131,040
    29,120   El Paso Energy
              Corporation (b)                                      600,163
     7,090   Keyspan Corporation                                   266,939
     6,154   Kinder Morgan Energy
              Partners                                             233,975
     2,257   Nicor, Inc.                                           103,258
     1,806   Peoples Energy
              Corporation                                           66,082
    10,345   Sempra Energy                                         228,935
    26,015   Williams Companies,
              Inc.                                                 155,830
                                                              ------------
                                                                 1,786,222
                                                              ------------
     Power Products - Industrial (.1%)
    18,791   Calpine
              Corporation (b)                                      132,101
    20,183   Mirant Corporation (b)                                147,336
    19,858   Xcel Energy, Inc.                                     333,019
                                                              ------------
                                                                   612,456
                                                              ------------
  Total common stock
   (cost: $334,038,359)                                        457,845,944
                                                              ------------

                 See accompanying notes to financial statements.

                                       75

                                                                           MARKET
SHARES                                                                    VALUE(a)
------                                                                  ------------
SHORT-TERM SECURITIES (.4%)
 1,754,192   Dreyfus Funds, current rate 1.920%                         $  1,754,193
       484   Federated Money Market Obligations
              Trust -- Prime Obligation Fund, current rate 1.860%                484
    17,768   Wells Fargo & Company -- Cash Investment Fund,
              Current Rate 1.747%                                             17,768
                                                                        ------------
             Total short-term securities (cost: $1,772,445)                1,772,445
                                                                        ------------
             Total investments in securities (cost: $335,810,804) (d)   $459,618,389
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.6% of net assets in foreign securities as of June 30. 2002.
(d) At June 30, 2002 the cost of securities for federal income tax purposes was $341,660,106. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $186,103,093
     Gross unrealized depreciation                                       (68,144,810)
                                                                        ------------
     Net unrealized appreciation                                        $117,958,283
                                                                        ============

                 See accompanying notes to financial statements.

                                                  Capital Appreciation Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
COMMON STOCK (96.4%)
   CAPITAL GOODS (5.8%)
     Aerospace/Defense (1.8%)
    47,900   United Technologies
              Corporation                    $  3,252,410
                                             ------------
     Electrical Equipment (2.8%)
   174,000   General Electric Company           5,054,700
                                             ------------
     Manufacturing (1.2%)
   166,700   Tyco International, Ltd. (c)       2,252,117
                                             ------------
   CONSUMER CYCLICAL (10.5%)
     Auto (2.5%)
    68,500   Danaher Corporation                4,544,975
                                             ------------
     Publishing (.5%)
    12,200   Gannett Company, Inc.                925,980
                                             ------------
     Retail (6.4%)
   121,597   Home Depot, Inc.                   4,466,258
    93,800   Target Corporation                 3,483,732
    67,500   Wal-Mart Stores, Inc.              3,713,175
                                             ------------
                                               11,663,165
                                             ------------
     Service (1.1%)
    42,900   Omnicom Group                      1,964,820
                                             ------------
   CONSUMER STAPLES (17.1%)
     Beverage (4.2%)
    79,000   Anheuser-Busch
              Companies, Inc.                   3,950,000
    75,000   Pepsico, Inc.                      3,615,000
                                             ------------
                                                7,565,000
                                             ------------
     Broadcasting (6.0%)
    73,000   Clear Channel
              Communications, Inc. (b)          2,337,460
   142,100   Comcast Corporation (b)            3,329,403
   103,200   Fox Entertainment
              Group, Inc. (b)                   2,244,600
   223,000   Liberty Media
              Corporation (b)                   2,118,500
    26,100   Univision
              Communications, Inc. (b)            819,540
                                             ------------
                                               10,849,503
                                             ------------
     Entertainment (4.9%)
    55,100   Carnival Corporation               1,525,719
   166,417   Viacom, Inc. (b)                   7,383,922
                                             ------------
                                                8,909,641
                                             ------------
     Personal Care (.8%)
    41,000   The Estee Lauder
              Company, Inc.                  $  1,443,200
                                             ------------
     Restaurants (1.2%)
    52,800   Wendys International, Inc.         2,103,024
                                             ------------
   ENERGY (1.2%)
     Oil & Gas (1.2%)
    33,800   Transocean Offshore, Inc.          1,052,870
    24,200   Weatherford
              International Ltd (b)             1,045,440
                                             ------------
                                                2,098,310
                                             ------------
   FINANCIAL (13.8%)
     Banks (3.4%)
    26,000   Bank of America
              Corporation                       1,829,360
    86,000   Wells Fargo & Company              4,305,160
                                             ------------
                                                6,134,520
                                             ------------
     Consumer Finance (1.3%)
    24,800   SLM Corporation                    2,403,120
                                             ------------
     Finance-Diversified (2.2%)
    64,700   Freddie Mac                        3,959,640
                                             ------------
     Insurance (6.3%)
   107,500   American
              International Group               7,334,725
     1,870   Berkshire Hathaway,
              Inc. (b)                          4,175,710
                                             ------------
                                               11,510,435
                                             ------------
     Savings and Loans (.6%)
    31,700   Charter One Financial, Inc.        1,089,846
                                             ------------
   HEALTH CARE (22.2%)
     Biotechnology (3.4%)
    70,500   Genentech, Inc. (b)                2,361,750
    53,800   Gilead Sciences, Inc. (b)          1,768,944
    57,100   Idec Pharmaceuticals
              Corporation (b)                   2,024,195
                                             ------------
                                                6,154,889
                                             ------------
     Drugs (8.6%)
    96,600   King Pharmaceuticals,
              Inc. (b)                          2,149,350
    53,400   Medimmune, Inc. (b)                1,409,760
   235,375   Pfizer, Inc.                       8,238,125
    74,600   Wyeth                              3,819,520
                                             ------------
                                               15,616,755
                                             ------------

                 See accompanying notes to financial statements.

                                       77

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
     Health Care-Diversified (2.7%)
    92,896   Johnson & Johnson               $  4,854,745
                                             ------------
     Hospital Management (1.1%)
    44,000   The HCA-Healthcare
              Company                           2,090,000
                                             ------------
     Medical Products/Supplies (6.4%)
    89,800   Baxter International, Inc.         3,990,712
   103,700   Biomet, Inc.                       2,812,344
   114,600   Medtronic, Inc.                    4,910,610
                                             ------------
                                               11,713,666
                                             ------------
   TECHNOLOGY (23.3%)
     Communications Equipment (2.1%)
   103,800   Harris Corporation                 3,773,130
                                             ------------
     Computer Hardware (1.7%)
   120,400   Dell Computer
              Corporation (b)                   3,147,256
                                             ------------
     Computer Networking (1.5%)
   199,400   Cisco Systems,
              Inc. (b)                          2,781,630
                                             ------------
     Computer Services & Software (8.2%)
    61,600   Adobe Systems, Inc.                1,755,600
   205,650   AOL Time Warner, Inc. (b)          3,025,111

   162,600   Microsoft Corporation (b)       $  8,799,912
    57,600   SAP AG (c)                         1,389,888
                                             ------------
                                               14,970,511
                                             ------------
     Electrical Instruments (.6%)
    46,900   Agilent Technologies,
              Inc. (b)                          1,119,972
                                             ------------
     Electrical Semiconductor (6.5%)
   119,400   Analog Devices, Inc. (b)           3,546,180
   275,700   Intel Corporation                  5,037,039
    23,100   Novellus Systems, Inc. (b)           785,400
    99,900   Texas Instruments, Inc.            2,367,630
                                             ------------
                                               11,736,249
                                             ------------
     Equipment Semiconductor (1.1%)
    88,100   Teradyne, Inc. (b)                 2,070,350
                                             ------------
     Service-Data Processing (1.6%)
    57,200   Intuit, Inc. (b)                   2,843,984
                                             ------------
   TRANSPORTATION (2.5%)
     Air Freight (2.5%)
    74,200   United Parcel Service Inc          4,581,850
                                             ------------
Total common stock
  (cost: $201,062,359)                        175,179,393
                                             ------------

SHORT-TERM SECURITIES (3.7%)

 6,769,737   Wells Fargo & Company -- Cash
               Investment Fund, current
               rate 2.200%                      6,769,737
                                             ------------
             Total short-term securities
               (cost: $6,769,737)               6,769,737
                                             ------------
             Total investments in securities
               (cost: $207,832,096) (d)      $181,949,130
                                             ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 2.0% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002, the cost of securities for federal income tax purposes was $211,405,660. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation           $ 11,805,598
     Gross unrealized depreciation            (41,262,128)
                                             ------------
     Net unrealized depreciation             $(29,456,530)
                                             ============

                 See accompanying notes to financial statements.

                                                   International Stock Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
COMMON STOCK (95.3%)
   AUSTRALIA (.9%)
     Mining (.9%)
   924,000   Iluka Resources Limited         $  2,546,982
                                             ------------
   BERMUDA (1.4%)
     Insurance (1.1%)
    37,200   XL Capital, Ltd.                   3,150,840
     Service (.3%)
    51,000   Accenture, Ltd. (b)                  969,000
                                             ------------
                                                4,119,840
                                             ------------
   BRAZIL (.9%)
     Mining (.9%)
   101,060   Vale Rio Doce ADR                  2,622,507
                                             ------------
   CANADA (4.2%)
     Chemicals (.8%)
   204,139   Husky Energy                       2,236,147
     Communications Equipment (1.0%)
 2,008,000   Nortel Networks
              Corporation                       2,911,600
`  138,000   BCE Incorporated                   2,394,516
     Oil & Gas (.1%)
    24,100   Husky Energy, Inc.                   263,992
     Shipping (1.4%)
   252,020   Transcanada Pipelines,
              Ltd.                              3,811,204
                                             ------------
                                               11,617,459
                                             ------------
   CHILE (.8%)
     Telecommunication (.8%)
    54,400   CIA Telecom Chile ADR                666,400
   133,380   Telecom De Chile ADR               1,633,905
                                             ------------
                                                2,300,305
                                             ------------
   CHINA (1.2%)
     Oil & Gas (1.2%)
15,405,860   Petrochina                         3,278,683
                                             ------------
   FINLAND (4.6%)
     Insurance (1.4%)
   512,800   Sampo Insurance                    4,000,886
     Paper and Forest (3.2%)
   347,680   Metso Corporation                  4,498,131
    71,073   Stora Enso                           993,731
   247,300   Stora Enso-Oyj                     3,465,673
                                             ------------
                                               12,958,421
                                             ------------
   FRANCE (10.0%)
     Chemicals (1.7%)
    66,025   Aventis                            4,678,551
     Houseware (1.8%)
   125,200   BIC                             $  5,007,725
     Investment Bankers/Brokers (2.8%)
   261,980   Axa-Uap                            4,791,706
    73,350   Rodamco Europe                     3,104,074
   Machinery (.6%)
   146,300   Alstom                             1,547,444
   146,300   Alstom Rights                         57,794
     Manufacturing (.7%)
    46,590   Michelin                           1,887,884
     Mining (1.2%)
    73,780   Pechiney                           3,370,012
     Oil & Gas (1.2%)
    21,117   Total Fina Elf                     3,428,587
                                             ------------
                                               27,873,777
                                             ------------
   GERMANY (7.2%)
     Banks (1.3%)
    51,166   Deutsche Bank
              144A Issue (c)                    3,554,894
     Chemicals (1.6%)
   138,000   Bayer                              4,374,871
     Electric Companies (1.1%)
    52,900   E.On Ag                            3,082,398
   246,000   Deutsche Post                      3,121,902
     Manufacturing (1.4%)
    48,790   Adidas-Salomon                     3,999,355
     Real Estate (.7%)
   306,000   WCM Beteiligungs                   1,979,447
                                             ------------
                                               20,112,867
                                             ------------
   HONG KONG (4.3%)
     Diversified Operations (.5%)
 1,787,300   Swire Pacific 'B'                  1,317,561
     Electric Companies (.9%)
   639,000   CLP Holdings Limited
              Investment
              Bankers/Brokers ( -- )            2,539,615
   113,000   Peregrine                                  0
     Real Estate (1.9%)
   423,000   Cheung Kong                        3,525,000
   243,100   Hutchison Whampoa                  1,815,458
     Telecommunication (1.0%)
   201,000   China Mobile ADR (b)               2,938,620
                                             ------------
                                               12,136,254
                                             ------------
   INDIA (.5%)
   123,000   Satyam Computer ADR                1,287,810
                                             ------------

                 See accompanying notes to financial statements.

                                       79

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
   IRELAND (.7%)
     Chemicals (.7%)
   209,950   Elan Corp ADR                   $  1,148,427
   126,000   Elan Corp PLC (b)                    689,220
                                             ------------
                                                1,837,647
                                             ------------
   ISRAEL (1.4%)
     Technology (1.4%)
   237,000   Check Point Software               3,213,720
    50,000   Check Point Software
              ADR (b)                             678,000
                                             ------------
                                                3,891,720
                                             ------------
   ITALY (2.0%)
     Banks (2.0%)
 1,542,200   Banca Nazionale
              Del Lavoro                        2,688,230
   285,000   San Paolo-Imi                      2,859,695
                                             ------------
                                                5,547,925
                                             ------------
   JAPAN (9.5%)
     Drugs (1.3%)
   105,000   Ono Pharmaceutical                 3,749,374
     Electrical Equipment (2.8%)
   588,000   Hitachi                            3,801,936
    75,600   Sony                               3,992,558
     Investment Bankers/Brokers (.8%)
   146,200   Nomura Securities                  2,146,771
   Machinery (.8%)
   659,000   Komatsu                            2,358,677
     Technology (1.0%)
   416,000   NEC                                2,894,577
     Telecommunication (1.9%)
     1,291   Nippon Telephone &
               Telegraph                        5,310,053
     Water Utilities (.9%)
   201,000   Kurita Water Industries            2,473,511
                                             ------------
                                               26,727,457
                                             ------------
   MEXICO (1.8%)
   790,620   Grupo Carso S.A. (b)               2,380,207
     Telecommunication (1.0%)
    86,220   Telefonos De Mexico ADR            2,765,938
                                             ------------
                                                5,146,145
                                             ------------
   NETHERLANDS (5.9%)
     Chemicals (1.1%)
    73,380   Akzo Nobel                         3,195,206
     Electrical Equipment (1.4%)
   137,110   Philips Electronics                3,828,036
     Investment Bankers/Brokers (2.3%)
   251,394   ING Group                       $  6,455,195
     Publishing (1.1%)
   157,280   Wolters Kluwer                     2,985,437
                                             ------------
                                               16,463,874
                                             ------------
   NEW ZEALAND (1.3%)
     Telecommunication (1.3%)
 1,563,800   Telecom Corporation
              of New Zealand                    3,744,521
                                             ------------
   SOUTH KOREA (4.3%)
     Electric Companies (1.2%)
   330,700   Korea Electric Power               3,462,429
     Electrical Equipment (1.4%)
    29,000   Samsung GDR                        3,981,700
     Technology (1.7%)
   216,960   Korea Telecom ADR                  4,697,184
                                             ------------
                                               12,141,313
                                             ------------
   SPAIN (2.8%)
     Electric Companies (1.3%)
   250,000   Iberdrola SA                       3,641,775
     Oil & Gas (.9%)
   202,000   Repsol                             2,381,973
     Telecommunication (.6%)
    71,956   Telefonica SA (b)                  1,788,107
                                             ------------
                                                7,811,855
                                             ------------
   SWEDEN (5.8%)
     Auto (.3%)
    35,000   Autoliv, Inc.                        853,055
     Banks (3.2%)
   403,700   Foreningssparbaken                 5,117,355
   698,900   Nordic                             3,796,285
     Trucks and Parts (2.3%)
   109,900   Autoliv, Inc.                      2,769,480
   178,500   Volvo Free 'B'                     3,699,935
                                             ------------
                                               16,236,110
                                             ------------
   SWITZERLAND (3.7%)
     Banks (1.0%)
    58,000   UBS AG (b)                         2,916,952
     Food (1.4%)
    16,700   Nestle SA                          3,893,637
     Insurance (1.3%)
    37,180   Swiss Reinsurance                  3,634,812
                                             ------------
                                               10,445,401
                                             ------------

                 See accompanying notes to financial statements.

                                       80

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
   UNITED KINGDOM (20.1%)
     Air Freight (1.2%)
 3,520,660   Stagecoach Holdings             $  3,367,505
     Chemicals (2.8%)
   733,000   Imperial Chemical                  3,564,225
   301,480   Nycomed Amersham                   2,671,591
   166,900   Shire Pharmaceuticals (b)          1,475,553
     Electrical Equipment (3.6%)
 1,148,600   Bae Systems PLC                    5,865,217
 3,180,400   Kidde PLC                          4,169,180
 1,244,600   Rolls-Royce                        3,073,373
     Food (.9%)
   461,300   J Sainsbury PLC                    2,503,248
     Investment Bankers/Brokers (.9%)
   218,000   Abbey National                     2,565,337
     Manufacturing (.8%)
   166,000   Smiths Industries                  2,155,848
     Mining (1.8%)
   946,100   BHP Billiton PLC                   5,155,651
     Oil & Gas (2.9%)
   332,000   Lloyds TSB Group                   3,304,621
   632,900   Shell Transportation &
              Trading Company PLC            $  4,775,411
     Publishing (1.3%)
   539,411   United Business
              Media PLC                         3,576,675
     Retail (1.4%)
   670,229   Marks & Spencer Group              3,808,126
     Telecommunication (1.4%)
 1,502,800   Cable & Wireless PLC               3,831,226
                                             ------------
                                               55,862,787
                                             ------------
Total common stock
  (cost: $283,260,355)                        266,711,660
                                             ------------
PREFERRED STOCK (1.5%)
   GERMANY (1.5%)
     Trucks and Parts (1.5%)
   131,735   Volkswagen                         4,241,308
                                             ------------
Total preferred stock
  (cost: $3,496,950)                            4,241,308
                                             ------------

                 See accompanying notes to financial statements.

                                       81

                                                                                MARKET
SHARES/PRINCIPAL                                           RATE   MATURITY      VALUE(a)
----------------                                          -----   --------   ------------
SHORT-TERM SECURITIES (3.2%)
 6,441,407   Bankers Trust Institutional Liquid Assets,
              current rate 1.790%                                            $  6,441,407
 2,000,000   U.S. Treasury Bill                           1.690%   8/15/02      1,995,972
   500,000   U.S. Treasury Bill                           1.690%   8/22/02        498,811
                                                                             ------------
                                                                                8,936,190
                                                                             ------------
Total short-term securities (cost: $8,935,965)                                  8,936,190
                                                                             ------------
Total investments in securities (cost: $295,693,270)(d)                      $279,889,158
                                                                             ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at June 30, 2002, which includes acquisition date and cost, is as follows:

                                                                ACQUISITION
     SECURITY                                                       DATE          COST
     --------                                                   -----------   ------------
     Deutsche Bank 144A Issue*                                    various     $  2,437,230

* A 144A Issue represents a security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933.
d) At June 30, 2002 the cost of securities for federal income tax purposes was $295,205,402. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                            $ 34,471,240
     Gross unrealized depreciation                                             (49,787,484)
                                                                              ------------
     Net unrealized depreciation                                              $(15,316,244)
                                                                              ============

                 See accompanying notes to financial statements.

                                                  Small Company Growth Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
COMMON STOCK (92.7%)
   BASIC MATERIALS (1.1%)
     Chemicals (1.1%)
    42,600   Cambrex Corporation             $  1,708,260
                                             ------------
   CAPITAL GOODS (2.9%)
     Containers-Metal/Glass (1.3%)
   274,800   Crown Cork & Seal
              Company, Inc. (b)                 1,882,380
                                             ------------
     Engineering/Construction (1.1%)
    64,550   Granite Construction,
             Inc.                               1,633,115
                                             ------------
     Office Equipment (.5%)
    62,500   Moore Corporation,
              Ltd. (b) (c)                        717,500
                                             ------------
   CONSUMER CYCLICAL (18.4%)
     Auto (1.1%)
    29,600   Borg-Warner
              Automotive, Inc.                  1,709,696
                                             ------------
     Leisure (1.2%)
   125,900   Six Flags, Inc. (b)                1,819,255
                                             ------------
     Publishing (1.0%)
    39,200   Scholastic
              Corporation (b)                   1,485,680
                                             ------------
     Retail (8.6%)
    53,200   Barnes & Noble,
              Inc. (b)                          1,406,076
    51,900   Cost Plus, Inc. (b)                1,580,822
   131,100   Gymboree
              Corporation (b)                   2,100,222
    65,400   Hot Topic, Inc. (b)                1,746,834
    90,800   Pacific Sunwear of
              California, Inc. (b)              2,013,036
   113,045   Valuevision Media,
              Inc. (b)                          2,051,767
    69,000   Yankee Candle
              Company (b)                       1,869,900
                                             ------------
                                               12,768,657
                                             ------------
     Service (4.0%)
   173,200   Doubleclick, Inc. (b)              1,285,144
    73,412   Getty Images, Inc. (b)             1,598,179
   103,200   Penn National
              Gaming, Inc. (b)                  1,873,080
    69,889   Plexus Corporation (b)             1,264,991
                                             ------------
                                                6,021,394
                                             ------------
     Textiles (2.5%)
    65,500   Linens n Things,
              Inc. (b)                       $  2,149,055
   108,900   Tommy Hilfiger
              Corporation (b) (c)               1,559,448
                                             ------------
                                                3,708,503
                                             ------------
   CONSUMER STAPLES (13.7%)
     Broadcasting (7.0%)
   106,700   Cumulus Media, Inc. (b)            1,470,326
   173,200   Emmis
              Communications (b)                3,670,108
    67,700   Entercom
              Communications
              Corporation (b)                   3,107,430
    86,400   Insight
              Communications
              Companies, Inc. (b)               1,051,488
    40,200   Lin TV Corporation (b)             1,087,008
                                             ------------
                                               10,386,360
                                             ------------
     Food (2.1%)
    65,700   Pathmark Stores,
              Inc. (b)                          1,235,817
    56,900   Performance Food
              Group Company (b)                 1,926,634
                                             ------------
                                                3,162,451
                                             ------------
     Food & Health (.8%)
    62,900   Hain Celestial Group,
              Inc. (b)                          1,163,650
                                             ------------
     Retail (2.3%)
   130,800   CKE Restaurants,
              Inc. (b)                          1,488,504
    57,700   Duane Reade, Inc. (b)              1,964,685
                                             ------------
                                                3,453,189
                                             ------------
     Service (1.5%)
    56,300   Education Management
              Corporation (b)                   2,293,099
                                             ------------
   ENERGY (8.8%)
     Oil (.4%)
    78,800   Newpark Resources,
              Inc. (b)                            579,180
     Oil & Gas (8.4%)
    79,300   FMC Technologies,
              Inc. (b)                          1,631,201
    50,600   Newfield Exploration
              Company (b)                       1,880,802

              See accompanying notes to investments in securities.

                                       83

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
    76,500   Pogo Producing
              Company                        $  2,495,430
   100,900   Remington Oil &
              Gas Corporation (b)               2,009,928
    62,900   Spinnaker Exploration
              Company (b)                       2,265,658
    57,196   Stone Energy
              Corporation (b)                   2,302,139
                                             ------------
                                               12,585,158
                                             ------------
   FINANCIAL (6.5%)
     Banks (.9%)
    35,200   Westamerica
              BanCorporation                    1,392,512
                                             ------------
     Finance - Diversified (.8%)
    41,000   Raymond James
              Financial, Inc.                   1,180,800
                                             ------------
     Insurance (2.9%)
    72,400   HCC Insurance
              Holdings, Inc.                    1,907,740
    76,600   Mid Atlantic Medical
              Services, Inc. (b)                2,401,410
                                             ------------
                                                4,309,150
                                             ------------
     Investment Bankers/Brokers (1.0%)
    25,200   Affiliated Managers
              Group (b)                         1,549,800
                                             ------------
     Savings and Loans (.9%)
    61,800   IndyMac Bancorp,
              Inc. (b)                          1,401,624
                                             ------------
   HEALTH CARE (24.3%)
     Biotechnology (3.2%)
   122,600   Affymetrix, Inc. (b)               2,941,174
    47,200   Cell Therapeutics, Inc. (b)          257,665
    65,849   Lynx Therapeutics,
              Inc. (b)                             84,945
    48,200   Scios, Inc. (b)                    1,475,402
                                             ------------
                                                4,759,186
                                             ------------
     Drugs (6.0%)
   135,900   Alkermes, Inc. (b)                 2,175,759
    50,900   Cubist
              Pharmaceuticals,
              Inc. (b)                            478,969
    65,900   K-V Pharmaceutical
              Company (b)                       1,779,300
    61,735   Medicis Pharmaceutical
              Corporation (b)                   2,639,789
    27,600   OSI Pharmaceuticals,
              Inc. (b)                       $    662,952
   126,800   Sepracor, Inc. (b)                 1,210,940
                                             ------------
                                                8,947,709
                                             ------------
     Hospital Management (5.1%)
    68,000   Community Health
              Systems (b)                       1,822,400
    71,600   Lifepoint Hospitals,
              Inc. (b)                          2,599,796
   143,860   Province Healthcare
              Company (b)                       3,216,710
                                             ------------
                                                7,638,906
                                             ------------
     Managed Care (3.0%)
    66,088   Advance Paradigm,
              Inc. (b)                          1,582,147
    76,200   Beverly Enterprises (b)              579,882
    83,700   Coventry Health Care,
              Inc. (b)                          2,385,450
                                             ------------
                                                4,547,479
                                             ------------
     Medical Products/Supplies (1.9%)
    66,600   Alliance Imaging,
              Inc. (b)                            899,100
    50,600   SonoSite, Inc. (b)                   730,158
    68,800   Therasense, Inc. (b)               1,268,672
                                             ------------
                                                2,897,930
                                             ------------
     Special Services (5.1%)
    67,900   Apria Healthcare Group,
              Inc. (b)                          1,520,960
    39,662   DaVita, Inc. (b)                     943,955
    65,900   Fisher Scientific
              International, Inc. (b)           1,845,200
    39,000   Henry Schein, Inc. (b)             1,735,500
    50,800   Renal Care Group,
              Inc. (b)                          1,582,420
                                             ------------
                                                7,628,035
                                             ------------
   TECHNOLOGY (16.2%)
     Communications Equipment (1.4%)
   362,600   Openwave Systems,
              Inc. (b)                          2,034,186
                                             ------------
     Computer Networking (2.7%)
   159,300   Adaptec, Inc. (b)                  1,256,877
   173,300   Legato Systems, Inc. (b)             623,880
   164,900   Radiant Systems,
              Inc. (b)                          2,148,647
                                             ------------
                                                4,029,404
                                             ------------

              See accompanying notes to investments in securities.

                                       84

                                                MARKET
SHARES                                         VALUE(a)
------                                       ------------
     Computer Services & Software (7.2%)
   125,000   Agile Software
              Corporation (b)                $    908,750
    69,500   CACI International,
              Inc. (b)                          2,654,205
   100,000   Caminus
              Corporation (b)                     583,000
   291,700   Chordiant Software,
              Inc. (b)                            568,815
   134,200   Informatica
              Corporation (b)                     951,478
   258,632   Manugistics Group,
              Inc. (b)                          1,580,241
   148,500   MatrixOne, Inc. (b)                  892,485
    81,400   NetIQ Corporation (b)              1,842,082
    51,000   Precise Software
              Solutions, Ltd. (b) (c)             487,050
    40,919   QRS Corporation (b)                  318,759
                                             ------------
                                               10,786,865
                                             ------------
     Computer Systems ( -- )
     1,200   Mercury Computer
              Systems, Inc. (b)                    26,004
                                             ------------
     Electrical Defense (.8%)
   163,800   Aeroflex, Inc. (b)                 1,138,410
                                             ------------
     Electrical Instruments ( -- )
   214,897   APW, Ltd. (b)                   $      8,596
                                             ------------
     Electrical Semiconductor (1.6%)
   118,201   Anadigics, Inc. (b)                  973,972
    97,200   Cirrus Logic, Inc. (b)               728,028
    18,100   Varian Semiconductor
              Equipment (b)                       614,133
                                             ------------
                                                2,316,133
                                             ------------
     Equipment Semiconductor (1.5%)
    62,268   Brooks-PRI Automation,
              Inc. (b)                          1,591,570
    17,016   Cymer, Inc. (b)                      596,241
                                             ------------
                                                2,187,811
                                             ------------
     Service - Data Processing (1.0%)
   123,164   Documentum, Inc. (b)               1,477,968
                                             ------------
   TRANSPORTATION (.8%)
   Trucking (.8%)
    38,000   JB Hunt Transport
              Services, Inc. (b)                1,121,760
                                             ------------
Total common stock
  (cost: $172,461,422)                        138,457,795
                                             ------------

SHORT-TERM SECURITIES (7.4%)
     7,703,534   Wells Fargo & Company --
                   Cash Investment Fund,
                   current rate 1.740%          7,703,534
     3,434,887   Wells Fargo & Company --
                   Treasury Plus Fund,
                   current rate 1.692%          3,434,887
                                             ------------
Total short-term securities
  (cost: $11,138,421)                          11,138,421
                                             ------------
Total investments in securities
  (cost: $183,599,843) (d)                   $149,596,215
                                             ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 1.9% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002, the cost of securities for federal income tax purposes was $184,311,337. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation           $ 15,476,132
     Gross unrealized depreciation            (50,191,254)
                                             ------------
     Net unrealized depreciation             $(34,715,122)
                                             ============

              See accompanying notes to investments in securities.

Maturing Government Bond 2002 Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------     -------------
LONG-TERM DEBT SECURITIES (98.5%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.5%)
$    1,064,000   Federal Home Loan Mortgage Corporation
                  Strip (b)                                                    1.775%   07/18/02     $   1,063,131
       200,000   Federal Home Loan Mortgage Corporation
                  Strip (b)                                                    1.909%   08/14/02           199,577
     1,085,000   Federal Home Loan Mortgage Corporation
                  Strip (b)                                                    4.835%   08/15/02         1,082,473
       650,000   Financial Corporation Strip (b)                               6.763%   08/03/03           633,047
       575,000   FNMA Strip (b)                                                1.897%   08/05/02           574,033
       281,000   FNMA Strip (b)                                                5.370%   05/29/03           274,852
       425,000   FNMA Strip (b)                                                6.367%   08/01/03           413,542
       300,000   FNMA Strip (b)                                                5.250%   08/15/03           291,557
       435,000   Resolution Funding Strip (b)                                  3.937%   07/15/03           425,386
       500,000   Tennessee Valley Authority Strip (b)                          7.400%   04/15/03           490,400
       600,000   U.S. Treasury Principal Strip (b)                             6.784%   08/15/02           598,778
       550,000   U.S. Treasury Principal Strip (b)                             6.211%   02/15/03           543,633
       500,000   U.S. Treasury Principal Strip (b)                             4.254%   02/15/03           494,670
                                                                                                     -------------
                 Total U.S. government and agencies obligations
                  (cost: $6,963,133)                                                                     7,085,079
                                                                                                     -------------
                 Total long-term debt securities (cost: $6,963,133)                                      7,085,079
                                                                                                     -------------
SHARES
------
SHORT-TERM SECURITIES (1.5%)
       109,418   Blackrock Provident Institutional Funds--Federal Trust Fund,
                  current rate 1.747%                                                                      109,418
                                                                                                     -------------
                 Total short-term securities (cost: $109,418)                                              109,418
                                                                                                     -------------
                 Total investments in securities (cost: $7,072,551) (c)                              $   7,194,497
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 2002 the cost of securities for federal income tax purposes was $7,074,121. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $     120,376
     Gross unrealized depreciation                                                                               0
                                                                                                     -------------
     Net unrealized appreciation                                                                     $     120,376
                                                                                                     =============

                 See accompanying notes to financial statements.

                                         Maturing Government Bond 2006 Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------     -------------
LONG-TERM DEBT SECURITIES (99.5%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.5%)
$      686,000   Financial Corporation Strip (b)                               5.142%   11/11/06     $     568,003
     1,000,000   Financial Corporation Strip (b)                               5.353%   08/03/07           790,667
       921,000   Financial Corporation Strip (b)                               7.647%   09/07/07           725,723
       810,000   FNMA Strip (b)                                                7.620%   08/01/05           715,786
       650,000   FNMA Strip (b)                                                5.075%   01/15/07           530,586
       613,000   FNMA Strip (b)                                                5.745%   04/08/07           490,997
     1,000,000   Israel State Aid Strip (b)                                    6.578%   11/15/06           834,539
     1,000,000   Resolution Funding Corporation Strip (b)                      7.461%   07/15/07           804,527
     2,315,000   U.S. Treasury Principal Strip (b)                             6.361%   11/15/06         1,956,960
     1,600,000   U.S. Treasury Principal Strip (b)                             5.359%   02/15/07         1,331,136
                                                                                                     -------------
                 Total U.S. government and agencies obligations
                  (cost: $7,990,864)                                                                     8,748,924
                                                                                                     -------------
                 Total long-term debt securities (cost: $7,990,864)                                      8,748,924
                                                                                                     -------------
SHARES
------
SHORT-TERM SECURITIES (.3%)
        30,168   Blackrock Provident Institutional Funds--Federal Trust Fund,
                  current rate 1.747%                                                                       30,168
                                                                                                     -------------
                 Total short-term securities (cost: $30,168)                                                30,168
                                                                                                     -------------
                 Total investments in securities (cost: $8,021,032) (c)                              $   8,779,093
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 2002 the cost of securities for federal income tax purposes was $8,055,644. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $     723,449
     Gross unrealized depreciation                                                                               0
                                                                                                     -------------
     Net unrealized appreciation                                                                     $     723,449
                                                                                                     =============

                 See accompanying notes to financial statements.

Maturing Government Bond 2010 Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------     -------------
LONG-TERM DEBT SECURITIES (99.0%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.0%)
$      412,000   Financial Corporation Strip (b)                               5.490%   11/02/10     $     261,645
     1,000,000   Financial Corporation Strip (b)                               5.733%   04/05/11           611,574
       945,000   Financial Corporation Strip (b)                               7.920%   08/08/11           566,522
       719,000   FNMA Strip (b)                                                6.000%   11/29/09           484,785
       950,000   FNMA Strip (b)                                                5.695%   09/23/10           605,697
       132,000   Israel Government Trust Certificate (b)                       7.660%   05/15/10            86,644
       350,000   Israel Government Trust Certificate (b)                       6.590%   05/15/10           229,737
       515,000   Israel State Aid Strip (b)                                    8.264%   03/15/10           346,257
     1,100,000   Israel State Aid Strip (b)                                    6.850%   08/15/11           675,344
       550,000   Resolution Funding Corporation Strip (b)                      6.537%   04/15/11           346,804
       524,000   Turkey Government Trust Certificate (b)                       6.687%   11/15/10           335,421
     1,075,000   U.S. Treasury Principal Strip (b)                             6.188%   05/15/10           730,973
       400,000   U.S. Treasury Principal Strip (b)                             6.640%   02/15/11           259,326
       405,000   U.S. Treasury Principal Strip (b)                             7.075%   08/15/11           255,368
                                                                                                     -------------
                 Total U.S. government and agencies obligations
                  (cost: $5,262,435)                                                                     5,796,097
                                                                                                     -------------
                 Total long-term debt securities (cost: $5,262,435)                                      5,796,097
                                                                                                     -------------

SHARES
-------
SHORT-TERM SECURITIES (.8%)

        50,175   Blackrock Provident Institutional Funds--Federal Trust Fund,
                  current rate 1.747%                                                                       50,175
                                                                                                     -------------
                 Total short-term securities (cost: $50,175)                                                50,175
                                                                                                     -------------
                 Total investments in securities (cost: $5,312,610) (c)                              $   5,846,272
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 2002 the cost of securities for federal income tax purposes was $5,341,410. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $     505,530
     Gross unrealized depreciation                                                                            (668)
                                                                                                     -------------
     Net unrealized appreciation                                                                     $     504,862
                                                                                                     =============

                See accompanying notes to financial statements.

                                                           Value Stock Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
COMMON STOCK (97.2%)
    BASIC MATERIALS (6.5%)
     Aluminum (.5%)
    20,700   Alcoa, Inc.                                         $       686,205
                                                                 ---------------
     Chemicals (5.4%)
    29,900   Air Products and
              Chemicals, Inc.                                          1,509,053
    24,200   Dow Chemical
              Company                                                    831,996
    44,100   EI Dupont De Nemours
              & Company                                                1,958,040
   102,000   Lyondell Petrochemical
              Company                                                  1,540,200
    26,000   Pharmacia Corporation                                       973,700
    10,600   Rohm & Haas Company                                         429,194
                                                                 ---------------
                                                                       7,242,183
                                                                 ---------------
   Paper and Forest (.6%)
    14,600   Bowater, Inc.                                               793,802
                                                                 ---------------
   CAPITAL GOODS (7.1%)
     Aerospace/Defense (1.3%)
     8,800   General Dynamics
              Corporation                                                935,880
    11,700   United Technologies
              Corporation                                                794,430
                                                                 ---------------
                                                                       1,730,310
                                                                 ---------------
     Electrical Equipment (1.3%)
    14,300   Emerson Electric
              Company                                                    765,193
    27,500   Honeywell International,
              Inc.                                                       968,825
                                                                 ---------------
                                                                       1,734,018
                                                                 ---------------
     Engineering/Construction (.3%)
     9,100   Caterpillar, Inc.                                           445,445
                                                                 ---------------
     Machinery (.5%)
    15,200   Ingersoll Rand Company                                      694,032
                                                                 ---------------
     Manufacturing (3.3%)
    22,000   3M Company                                                2,706,000
    24,100   Illinois Tool Works, Inc.                                 1,660,972
                                                                 ---------------
                                                                       4,366,972
                                                                 ---------------
   Trucks and Parts (.4%)
    16,800   Navistar International
              Corporation (b)                                            537,600
                                                                 ---------------
   COMMUNICATION SERVICES (6.0%)
     Telephone (6.0%)
    57,650   Bellsouth Corporation                                     1,815,975
    90,910   SBC Communications,
              Inc.                                               $     2,772,755
    83,405   Verizon
              Communications                                           3,348,711
                                                                 ---------------
                                                                       7,937,441
                                                                 ---------------
   CONSUMER CYCLICAL (9.3%)
     Auto (2.2%)
     9,400   Eaton Corporation                                           683,850
    12,100   General Motors
             Corporation                                                 646,745
    23,700   Magna International,
              Inc. (c)                                                 1,631,745
                                                                 ---------------
                                                                       2,962,340
                                                                 ---------------
     Leisure (2.6%)
   123,100   Brunswick Corporation                                     3,446,800
                                                                 ---------------
     Lodging-Hotel (.5%)
    52,500   Hilton Hotels                                               729,750
                                                                 ---------------
     Publishing (1.0%)
     8,300   Gannett Company, Inc.                                       629,970
    15,000   Tribune Company                                             652,500
                                                                 ---------------
                                                                       1,282,470
                                                                 ---------------
     Retail (.6%)
    21,700   Michaels Stores, Inc. (b)                                   846,300
                                                                 ---------------
     Service (1.4%)
    15,000   Harrahs Entertainment,
              Inc. (b)                                                   665,250
    46,000   Interpublic Group
              Companies, Inc.                                          1,138,960
                                                                 ---------------
                                                                       1,804,210
                                                                 ---------------
   Textiles (1.0%)
    35,400   Jones Apparel Group,
              Inc. (b)                                                 1,327,500
                                                                 ---------------
   CONSUMER STAPLES (9.7%)
     Beverage (1.5%)
    10,700   Anheuser-Busch
              Companies, Inc.                                            535,000
    13,400   Pepsico, Inc.                                               645,880
    13,900   The Coca-Cola
              Company                                                    778,400
                                                                 ---------------
                                                                       1,959,280
                                                                 ---------------
     Broadcasting (.7%)
    30,900   Clear Channel
              Communications,
              Inc. (b)                                                   989,418
                                                                 ---------------

                 See accompanying notes to financial statements.

                                       89

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     Entertainment (1.1%)
    37,400   The Walt Disney
              Company                                            $       706,860

    18,200   Viacom, Inc. (b)                                            807,534
                                                                 ---------------
                                                                       1,514,394
                                                                 ---------------
     Food (.6%)
    20,000   Kraft Foods, Inc.                                           819,000
                                                                 ---------------
     Household Products (2.1%)
    30,900   Procter & Gamble
              Company                                                  2,759,370
                                                                 ---------------
     Personal Care (1.2%)
    29,800   Avon Products, Inc.                                       1,556,752
                                                                 ---------------
     Restaurants (.7%)
    34,700   McDonalds Corporation                                       987,215
                                                                 ---------------
    Service (.5%)
    16,300   Manpower, Inc.                                              599,025
                                                                 ---------------
     Tobacco (1.3%)
    38,500   Philip Morris
              Companies, Inc.                                          1,681,680
                                                                 ---------------
   ENERGY (11.2%)
     Oil (9.0%)
    41,860   Chevron Corporation                                       3,704,610
   184,304   Exxon Mobil
              Corporation                                              7,541,719
    14,500   Royal Dutch Petroleum
              Company (c)                                                801,415
                                                                 ---------------
                                                                      12,047,744
                                                                 ---------------
     Oil & Gas (2.2%)
    30,800   Nabros Indutries
              Ltd (c)(b)                                               1,082,620
    24,400   Noble Corporation (b)                                       941,840
    12,400   Smith International,
              Inc. (b)                                                   845,556
                                                                 ---------------
                                                                      2,870,016
                                                                 ---------------
  FINANCIAL (31.1%)
     Banks (15.5%)
    58,580   Bank of America
              Corporation                                              4,121,689
    31,000   Bank One Corporation                                      1,192,880
    53,222   JP Morgan Chase and
              Company                                                  1,805,290
    23,300   National City
              BanCorporation                                             774,725
   132,994   U.S. Bancorp                                              3,105,410
   111,400   Wachovia Corporation                                      4,253,252
    64,500   Wells Fargo & Company                               $     3,228,870
    42,600   Zion BanCorporation                                       2,219,460
                                                                 ---------------
                                                                      20,701,576
                                                                 ---------------
     Consumer Finance (.9%)
    34,500   American Express
              Company                                                  1,253,040
                                                                 ---------------
     Finance - Diversified (1.5%)
    32,700   Freddie Mac                                               2,001,240
                                                                 ---------------
     Insurance (4.2%)
    18,300   Allstate Corporation                                        676,734
    20,550   American International
              Group                                                    1,402,127
    10,300   Chubb Corporation                                           729,240
     6,800   Cigna Corporation                                           662,456
    10,800   Hartford Financial
              Services Group, Inc.                                       642,276
     6,000   Marsh and McLennan
              Companies, Inc.                                            579,600
    29,400   MetLife, Inc.                                               846,720
                                                                 ---------------
                                                                       5,539,153
                                                                 ---------------
     Investment Bankers/Brokers (5.7%)
   132,406   CitiGroup, Inc.                                           5,130,732
    17,800   Goldman Sachs Group,
              Inc.                                                     1,305,630
    27,310   Morgan Stanley                                            1,176,515
                                                                 ---------------
                                                                       7,612,877
                                                                 ---------------
     Real Estate Investment Trust (2.4%)
    97,100   Prologis                                                  2,524,600
    20,400   Starwood Hotels &
              Resorts Worldwide,  Inc.                                   670,956
                                                                 ---------------
                                                                       3,195,556
                                                                 ---------------
     Savings and Loans (.9%)
    34,700   Charter One Financial, Inc.                               1,192,986
                                                                 ---------------
   HEALTH CARE (5.0%)
     Drugs (2.7%)
     9,200   Eli Lilly & Company                                         518,880
    28,700   Pfizer, Inc.                                              1,004,500
    37,900   Schering-Plough
              Corporation                                                932,340
    22,300   Wyeth                                                     1,141,760
                                                                 ---------------
                                                                       3,597,480
                                                                 ---------------
     Hospital Management (1.5%)
    42,400   The HCA - Healthcare
              Company                                                  2,014,000
                                                                 ---------------
     Special Services (.8%)
    15,600   Anthem, Inc. (b)                                          1,048,632
                                                                 ---------------

                 See accompanying notes to financial statements.

                                       90

                                                                                                    MARKET
SHARES                                                                                             VALUE(a)
------                                                                                         ---------------
   TECHNOLOGY (6.7%)
     Communications Equipment (.3%)
    28,000   Motorola, Inc.                                                                    $       403,760
     Computer Hardware (2.6%)
    75,794   Hewlett-Packard
              Company                                                                                1,158,132
    22,400   International Business
              Machines Corporation                                                                   1,612,800
    78,400   Symbol Technologies,
              Inc.                                                                                     666,400
                                                                                               ---------------
                                                                                                     3,437,332
                                                                                               ---------------
     Computer Services & Software (.6%)
    82,700   Oracle Systems (b)                                                                        783,169
                                                                                               ---------------
     Electrical Semiconductor (2.1%)
    20,500   Intel Corporation                                                                         374,535
   111,000   LSI Logic Corporation (b)                                                                 971,250
    11,700   Microchip Technology,
              Inc. (b)                                                                                 320,931
    45,300   Texas Instruments, Inc.                                                                 1,073,610
                                                                                               ---------------
                                                                                                     2,740,326
                                                                                               ---------------
     Electronics - Computer Distribution (.5%)
    14,600   WW Grainger, Inc.                                                                 $       731,460
                                                                                               ---------------
     Equipment Semiconductor (.6%)
    31,700   Teradyne, Inc. (b)                                                                        744,950
                                                                                               ---------------
   TRANSPORTATION (1.9%)
     Airlines (.5%)
    52,200   Northwest Airlines Inc (b)                                                                629,532
                                                                                               ---------------
     Railroads (1.4%)
    53,800   CSX Corporation                                                                         1,872,778
                                                                                               ---------------
   UTILITIES (2.7%)
     Electric Companies (2.7%)
    20,400   Allegheny Energy, Inc.                                                                    525,300
    30,300   Duke Energy
              Corporation                                                                              942,330
    29,200   Exelon Corporation                                                                      1,527,160
    30,500   Nisource, Inc.                                                                            665,815
                                                                                               ---------------
                                                                                                     3,660,605
                                                                                               ---------------
Total common stock
 (cost: $123,519,435)                                                                              129,511,724
                                                                                               ---------------

S&P DEPOSITORY RECEIPT (1.2%)
    15,300   S & P Depository Receipt                                                                1,515,465
                                                                                                --------------
             Total S&P Depository Receipt (cost: $1,654,173)                                         1,515,465
                                                                                                --------------
SHORT-TERM SECURITIES (2.0%)
  2,626,969  Dreyfus Cash Management Funds -- current rate 1.920                                     2,626,969
     12,262  Federated Money Market Obligation Trust -- Prime Obligation Fund,
              current rate 1.860%                                                                       12,262
     42,575  Wells Fargo & Company -- Cash Investment Fund 1,
              current rate 1.740%                                                                       42,575
                                                                                                --------------
             Total short-term securities (cost: $2,681,806)                                          2,681,806
                                                                                                --------------
             Total investments in securities (cost: $127,855,414) (d)                           $  133,708,995
                                                                                                ==============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.64% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002 the cost of securities for federal income tax purposes was $129,440,320. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                               $   12,768,354
    Gross unrealized depreciation                                                                   (8,499,679)
                                                                                                --------------
    Net unrealized appreciation                                                                 $    4,268,675
                                                                                                ==============

                 See accompanying notes to financial statements.

Small Company Value Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
COMMON STOCK (90.2%)
   BASIC MATERIALS (15.0%)
     Agriculture Products (1.0%)
     7,400   Bunge, Ltd.                                         $       156,140
    21,000   Cadiz, Inc. (b)                                             178,479
     2,600   NCO Group, Inc. (b)                                          56,628
    11,200   Valmont Industries, Inc.                                    227,696
                                                                 ---------------
                                                                         618,943
                                                                 ---------------
     Chemicals (5.9%)
    48,700   Agrium, Inc. (c)                                            457,780
    24,000   American Pacific
              Corporation (b)                                            228,000
     3,200   Cabot Microcelectronics
              Corporation (b)                                            138,112
     1,900   Cambrex Corporation                                          76,190
    11,700   IMC Global, Inc.                                            146,250
   195,900   Methanex Corporation (c)                                  1,618,134
     7,000   Minerals Technologies,
              Inc.                                                       345,240
    11,900   Omnova Solutions, Inc. (b)                                   99,960
    19,500   PolyOne Corporation                                         219,375
    14,000   Stepan Company                                              395,640
                                                                 ---------------
                                                                       3,724,681
                                                                 ---------------
     Construction (.9%)
    15,000   Martin Marietta
              Materials, Inc.                                            585,000
                                                                 ---------------
     Iron and Steel (2.4%)
    14,000   Ak Steel Corporation (b)                                    179,340
    29,100   Allegheny Technologies,
              Inc.                                                       461,235
    13,314   Belden, Inc.                                                277,464
     4,000   Cleveland-Cliffs Inc                                        108,240
     3,600   GrafTech International
              Ltd (b)                                                     44,280
    17,300   NS Group, Inc. (b)                                          160,025
    14,000   United States Steel
              Corp                                                       278,460
                                                                 ---------------
                                                                       1,509,044
                                                                 ---------------
     Mining (3.6%)
    30,600   Phelps Dodge
              Corporation                                              1,260,720
    52,100   Stillwater Mining
              Company (b)                                                827,348
    48,400   Titanium Metals
              Corporation (b)                                            190,696
                                                                 ---------------
                                                                       2,278,764
                                                                 ---------------
     Paper and Forest (1.2%)
    52,600   Graphic Packaging
              International
              Corporation (b)                                    $       476,030
    13,400   Packaging Corporation
              of America (b)                                             266,526
                                                                 ---------------
                                                                         742,556
                                                                 ---------------
   CAPITAL GOODS (16.1%)
     Aerospace/Defense (2.7%)
    37,400   AAR Corporation                                             377,366
    50,000   BE Aerospace, Inc. (b)                                      659,000
     1,695   Curtiss Wright
              Corporation                                                135,346
     7,500   Orbital Science (b)                                          59,775
     3,500   Precision Castparts
              Corporation                                                115,500
     7,800   Teledyne Technologies,
              Inc. (b)                                                   160,758
     7,800   United Dominion
              Industries Limited (b)                                     179,400
                                                                 ---------------
                                                                       1,687,145
                                                                 ---------------
     Electrical Equipment (1.2%)
    28,000   Technitrol, Inc. (b)                                        652,400
     7,800   Trimble Navigation,
              Ltd. (b)                                                   120,900
                                                                 ---------------
                                                                         773,300
                                                                 ---------------
     Engineering/Construction (1.4%)
    15,200   Dycom Industries, Inc. (b)                                  177,688
    11,000   Elcor Corporation                                           304,920
     6,400   Granite Construction,
              Inc.                                                       161,920
    12,200   Joy Global, Inc. (b)                                        216,428
                                                                 ---------------
                                                                         860,956
                                                                 ---------------
     Machinery (5.1%)
     8,500   Agco Corporation                                            166,855
    20,500   Asyst Technologies, Inc. (b)                                417,175
    12,100   CTB International
              Corporation (b)                                            185,856
    20,500   Denison International
              PLC (b)(c)                                                 380,275
    10,000   Hanover Compressor
              Company (b)                                                135,000
    33,000   JLG Industries, Inc.                                        462,990
    19,200   Kadant, Inc. (b)                                            316,800
    12,700   Kulicke and Soffa
              Industries, Inc. (b)                                       157,353

                 See accompanying notes to financial statements.

                                       92

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     4,000   Lindsay Manufacturing
              Company                                            $        94,400
    66,000   Wabtec Corporation                                          908,820
                                                                 ---------------
                                                                       3,225,524
                                                                 ---------------
     Manufacturing (2.6%)
    14,200   Flowserve Corporation (b)                                   423,160
     1,887   GSI Group, Inc. (b)(c)                                       14,530
    17,600   Maverick Tube
              Corporation (b)                                            264,000
    12,200   RTI International Metals,
              Inc. (b)                                                   148,230
    11,000   Steelcase, Inc.                                             147,180
     7,600   Stewart & Stevenson
              Services, Inc.                                             134,824
    10,000   Tredegar Corporation                                        241,500
    13,100   Trinity Industries, Inc.                                    273,528
                                                                 ---------------
                                                                       1,646,952
                                                                 ---------------
     Metal Fabrication (1.8%)
    27,000   ABC-NACO, Inc. (b)                                               27
    19,475   Ladish Company, Inc. (b)                                    237,595
    12,208   Penn Engineering &
              Manufacturing
              Corporation                                                211,687
    24,000   Tower Automotive Inc (b)                                    334,800
     7,400   Triumph Group, Inc. (b)                                     330,040
                                                                 ---------------
                                                                       1,114,149
                                                                 ---------------
     Trucks and Parts (1.3%)
     6,500   Cummins Engine
              Company, Inc.                                              215,150
    18,700   Navistar International
              Corporation (b)                                            598,400
                                                                 ---------------
                                                                         813,550
                                                                 ---------------
   COMMUNICATION SERVICES (.2%)
     Cellular (.1%)
    55,500   SBA Communications (b)                                       78,255
                                                                 ---------------
     Telecommunication (.1%)
     9,757   Channell Commercial
              Corporation (b)                                             68,299
                                                                 ---------------
   CONSUMER CYCLICAL (15.0%)
     Auto (4.4%)
    22,400   American Axle &
              Manufacturing
              Holdings (b)                                               666,176
    12,700   Borg-Warner
              Automotive, Inc.                                           733,552
    15,300   Cooper Tire and
              Rubber Company                                     $       314,415
     5,400   Dura Automotive
              Systems, Inc. (b)                                          112,050
    15,900   Lear Corporation (b)                                        735,375
    61,000   Titan International,
              Inc. (b)                                                   247,050
                                                                 ---------------
                                                                       2,808,618
                                                                 ---------------
     Building Materials (.3%)
     3,900   Nortek, Inc. (b)                                            175,890
                                                                 ---------------
     Leisure (2.5%)
    16,600   International Game
              Technology (b)                                             941,220
    18,300   Six Flags, Inc. (b)                                         264,435
    16,400   Steinway Musical
              Instruments, Inc. (b)                                      350,960
                                                                 ---------------
                                                                       1,556,615
                                                                 ---------------
     Lodging - Hotel (.4%)
    15,000   Station Casinos, Inc. (b)                                   267,750
                                                                 ---------------
     Publishing (2.1%)
     8,000   A.H. Belo Corporation                                       180,880
    28,000   Hollinger International,
              Inc.                                                       347,480
    11,900   Journal Register
              Company (b)                                                239,190
    30,000   Readers Digest
              Association                                                561,900
                                                                 ---------------
                                                                       1,329,450
                                                                 ---------------
     Retail (.9%)
    16,100   Big Lots, Inc. (b)                                          316,848
     1,200   Oshkosh B'gosh, Inc.                                         52,188
     8,789   Whitehall Jewellers,
              Inc. (b)                                                   182,020
     3,200   Wilsons The Leather
              Experts, Inc. (b)                                           44,800
                                                                 ---------------
                                                                         595,856
                                                                 ---------------
     Service (4.4%)
    14,100   Argosy Gaming
              Company (b)                                                400,440
     3,600   Catalina Marketing
              Corporation (b)                                            101,592

                 See accompanying notes to financial statements.

                                       93

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
    19,600   Harrahs Entertainment,
              Inc. (b)                                           $       869,260
    34,300   Integrated Electrical
              Services, Inc. (b)                                         214,375
    31,300   Mandalay Resort
              Group (b)                                                  862,941
    30,800   Stewart Enterprises Inc (b)                                 196,196
     5,000   Viad Corporation                                            130,000
                                                                 ---------------
                                                                       2,774,804
                                                                 ---------------
   CONSUMER STAPLES (2.3%)
     Agriculture Products (.2%)
     4,700   Corn Products
              International, Inc.                                        146,264
                                                                 ---------------
     Broadcasting (.6%)
     2,400   Cox Enterprises (b)                                          57,840
    11,000   Entravision
              Communications (b)                                         134,750
    12,000   Interep National Radio
              Sales, Inc. (b)                                             46,800
     3,600   Westwood One, Inc. (b)                                      120,312
                                                                 ---------------
                                                                         359,702
                                                                 ---------------
     Food (.1%)
     5,300   Wild Oats Markets,
              Inc. (b)                                                    85,330
                                                                 ---------------
     Personal Care (.6%)
    15,900   Bally Total Fitness (b)                                     297,489
     7,100   Steiner Leisure, Ltd. (b)                                   102,950
                                                                 ---------------
                                                                         400,439
                                                                 ---------------
     Restaurants (.1%)
     3,000   Zapata Corporation (b)                                       90,900
                                                                 ---------------
     Service (.7%)
     5,300   Arbitron, Inc. (b)                                          165,360
    15,500   Heidrick & Struggles
              International                                              309,535
                                                                 ---------------
                                                                         474,895
                                                                 ---------------
   ENERGY (7.1%)
     Mining (1.1%)
    24,300   Peabody Holding
              Company                                                    688,176
                                                                 ---------------
     Oil (.3%)
    29,200   Newpark Resources,
              Inc. (b)                                                   214,620
                                                                 ---------------
     Oil & Gas (5.7%)
    16,500   Cabot Oil & Gas
              Corporation                                                377,025
    85,200   Canadian 88 Energy
              Corporation (b)(c)                                 $       152,508
     1,682   Canadian Natural
              Resources, Ltd. (c)                                         57,608
     2,800   Clayton Williams
              Energy, Inc. (b)                                            32,480
     6,500   Core Laboratories NV
              (b)(c)                                                      78,130
    16,400   Global Industries, Ltd. (b)                                 114,636
     7,200   Nuevo Energy
              Company (b)                                                113,760
    33,900   Ocean Energy, Inc.                                          734,613
     2,375   Patina Oil & Gas                                             65,122
     5,500   Patterson-UTI Energy,
              Inc. (b)                                                   155,265
     6,500   Plains Resources, Inc. (b)                                  173,875
     7,122   Pure Resources, Inc. (b)                                    148,138
     1,800   Stone Energy
              Corporation (b)                                             72,450
    11,000   Vintage Petroleum, Inc.                                     130,900
     8,500   W-H Energy Services ,
              Inc. (b)                                                   188,360
    21,000   Western Gas
              Resources, Inc.                                            785,400
    10,500   XTO Energy Company                                          216,300
                                                                 ---------------
                                                                       3,596,570
                                                                 ---------------
   FINANCIAL (4.1%)
     Banks (.9%)
     7,700   Silicon Valley
              Bancshares (b)                                             202,972
    18,600   Staten Island
              BanCorporation, Inc.                                       357,120
                                                                 ---------------
                                                                         560,092
                                                                 ---------------
     Commercial Finance (.1%)
     2,000   Dun & Bradstreet
              Corporation (b)                                             66,100
                                                                 ---------------
     Finance - Diversified (.8%)
     8,200   Dollar Thrifty Auto
              Group, Inc. (b)                                            212,380
     6,000   Moodys Corporation                                          298,500
                                                                 ---------------
                                                                         510,880
                                                                 ---------------
     Insurance (1.7%)
    11,600   ACE, Ltd. (c)                                               366,560
     2,783   Fidelity National
              Finance                                                     87,943

                 See accompanying notes to financial statements.

                                       94

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     3,300   Hub International, Ltd.                             $        49,764
     4,000   Landamerica Financial
              Group                                                      126,000
     3,300   Odyssey Reinsurance
              Holdings Corporation                                        57,387
     7,500   PartnerRe, Ltd. (c)                                         367,125
                                                                 ---------------
                                                                       1,054,779
                                                                 ---------------
     Real Estate Investment Trust (.5%)
     4,500   Entertainment
              Properties Trust                                           110,880
     8,900   Heritage Property
              Investment Trust                                           237,719
                                                                 ---------------
                                                                         348,599
                                                                 ---------------
     Savings and Loans (.1%)
     7,000   Dime Bancorp, Inc. (b)                                          700
     1,989   New York Community
              Bancorp, Inc.                                               53,902
                                                                 ---------------
                                                                          54,602
                                                                 ---------------
   HEALTH CARE (2.6%)
     Biotechnology (.1%)
     4,318   Invivo Corporation (b)                                       64,338
                                                                 ---------------
     Drugs (1.0%)
     2,000   Atrix Laboratories, Inc.
              (b)                                                         44,500
    26,300   Sangstat Medical
              Corporation (b)                                            604,374
                                                                 ---------------
                                                                         648,874
                                                                 ---------------
     Hospital Management (.1%)
     2,000   Community Health
              Systems (b)                                                 53,600
                                                                 ---------------
     Medical Products/Supplies (.4%)
    41,900   Aradigm Corporation
              (b)                                                        182,810
     4,300   ArthoCare Corporation
              (b)                                                         55,298
    11,900   Aspect Medical
              Systems, Inc. (b)                                           42,840
                                                                 ---------------
                                                                         280,948
                                                                 ---------------
     Special Services (1.0%)
    25,400   DaVita, Inc. (b)                                            604,520
     1,200   Dynacare, Inc. (b)                                           26,388
                                                                 ---------------
                                                                         630,908
                                                                 ---------------
   TECHNOLOGY (21.0%)
     Communications Equipment (1.9%)
    20,700   Anaren Microwave, Inc. (b)                          $       178,848
    14,800   Commscope, Inc. (b)                                         185,000
    28,500   Inet Technologies, Inc. (b)                                 192,375
    14,900   MetaSolv, Inc. (b)                                           58,557
    21,500   Plantronics, Inc. (b)                                       408,715
    21,900   Somera
              Communications, Inc. (b)                                   156,366
                                                                 ---------------
                                                                       1,179,861
                                                                 ---------------
     Computer Hardware (1.1%)
    51,600   Natural Microsystems,
              Corp. (b)                                                  125,388
     8,100   Optimal Robotics
              Corporation (b)(c)                                          59,049
    22,500   SanDisk Corporation (b)                                     279,000
    10,500   SBS Technologies, Inc. (b)                                  128,614
    38,500   Simple Technology (b)                                       135,481
                                                                 ---------------
                                                                         727,532
                                                                 ---------------
     Computer Peripherals (1.2%)
    25,700   Electronics For Imaging
              Inc (b)                                                    408,887
    20,900   Hutchinson Technology,
              Inc. (b)                                                   326,876
                                                                 ---------------
                                                                         735,763
                                                                 ---------------
     Computer Services & Software (3.1%)
    12,300   Carreker Corporation (b)                                    139,236
    35,200   Earthlink, Inc. (b)                                         236,544
     7,300   Hall Kinion &
              Associates Inc (b)                                          54,823
     6,300   iManage, Inc. (b)                                            21,105
     7,800   KPMG Consulting, Inc. (b)                                   115,908
    34,300   McData Corporation (b)                                      302,183
    11,200   Micros Systems, Inc. (b)                                    310,352
    27,900   Numerical Technologies,
              Inc. (b)                                                   111,460
    18,600   Proquest Company (b)                                        659,370
       900   SRA International, Inc. (b)                                  24,282
                                                                 ---------------
                                                                       1,975,263
                                                                 ---------------
     Electrical Defense ( -- )
       262   Alliant Techsystems, Inc.
              (b)                                                         16,716
                                                                 ---------------
     Electrical Instruments (3.0%)
    20,200   BEI Technologies, Inc.                                      231,290
     3,850   Opticnet, Inc. (b)                                              308

                 See accompanying notes to financial statements.

                                       95

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
    13,700   Benchmark Electronics,
              Inc. (b)                                           $       395,108
    18,700   Cognex Corporation (b)                                      374,935
    12,800   Coherent, Inc. (b)                                          378,099
    16,000   Credence Systems
              Corporation (b)                                            284,320
     9,700   LeCroy Corporation (b)                                      115,430
     4,300   Littelfuse, Inc. (b)                                         99,459
     2,400   Nova Measuring
              Instruments, Ltd. (b)(c)                                     5,352
                                                                 ---------------
                                                                       1,884,301
                                                                 ---------------
     Electrical Semiconductor (5.3%)
    19,900   Actel Corporation (b)                                       418,298
    21,900   Aware Inc (b)                                                83,220
    12,700   ChipPAC, Inc. (b)                                            78,486
    12,800   Entegris, Inc. (b)                                          186,880
    37,600   GlobeSpan Virata Inc. (b)                                   145,512
    19,400   Helix Technology
              Corporation                                                399,640
    13,000   Metron Technology NV (b)                                    111,410
    13,200   SIPEX Corporation (b)                                        64,535
    43,200   Triquint Semiconductor,
              Inc. (b)                                                   276,912
    27,900   Varian Semiconductor
              Equipment (b)                                              946,647
    27,200   Veeco Instruments, Inc. (b)                                 628,592
                                                                 ---------------
                                                                       3,340,132
                                                                 ---------------
     Electronics - Computer Distribution (1.6%)
     3,100   AVX Corporation                                              50,623
    42,900   DDi Corporation (b)                                          42,857
    33,000   Kemet Corporation (b)                                       589,380
    17,500   Thomas and Betts
              Corporation (b)                                            325,500
                                                                 ---------------
                                                                       1,008,360
                                                                 ---------------
     Equipment Semiconductor (3.4%)
    15,900   Advanced Technology
              Materials, Inc. (b)                                        355,683
    16,300   August Technology
              Corporation (b)                                            161,207
    34,200   Brooks-PRI Automation,
              Inc. (b)                                                   874,152
    16,300   Electroglas, Inc. (b)                                       163,000
    10,200   MKS Instruments, Inc. (b)                                   204,714
    33,081   Therma-Wave, Inc. (b)                               $       376,793
                                                                 ---------------
                                                                       2,135,549
                                                                 ---------------
     Service - Data Processing (.4%)
    36,000   Ciber, Inc. (b)                                             261,000
                                                                 ---------------
   TRANSPORTATION (6.4%)
     Air Freight (2.1%)
    33,300   AirNet Systems, Inc. (b)                                    283,050
    63,400   EGL, Inc. (b)                                             1,075,264
                                                                 ---------------
                                                                       1,358,314
                                                                 ---------------
     Airlines (2.7%)
     8,400   Alaska Airgroup, Inc. (b)                                   219,240
    25,200   ExpressJet Holdings,
              Inc. (b)                                                   328,860
    16,500   Frontier Airlines, Inc. (b)                                 134,145
    71,900   Mesa Air Group, Inc. (b)                                    661,480
    27,400   Midwest Express
              Holdings Inc (b)                                           361,680
                                                                 ---------------
                                                                       1,705,405
                                                                 ---------------
     Railroads (.7%)
    15,000   GATX Corporation                                            451,500
       600   Genesee & Wyoming,
              Inc. (b)                                                    13,536
                                                                 ---------------
                                                                         465,036
                                                                 ---------------
     Shipping (.2%)
     4,500   General Maritime
              Corporation (b)                                             44,100
     2,500   Teekay Shipping
              Corporation (c)                                             92,225
                                                                 ---------------
                                                                         136,325
                                                                 ---------------
     Transport Services (.7%)
     7,100   Greenbrier Companies,
              Inc.                                                        51,475
    88,900   OMI Corporation (b)                                         368,935
                                                                 ---------------
                                                                         420,410
                                                                 ---------------
   UTILITIES (.4%)
     Electric Companies (.4%)
       800   Black Hills Corporation                                      27,680
    14,300   Westar Energy, Inc.                                         219,505
                                                                 ---------------
                                                                         247,185
                                                                 ---------------
Total common stock
  (cost: $52,586,737)                                                 57,163,869
                                                                 ---------------

                 See accompanying notes to financial statements.

                                       96

                                                                                                                     MARKET
SHARES/PRINCIPAL                                                                    COUPON         MATURITY          VALUE(a)
----------------                                                                -------------   --------------   --------------
   SHORT-TERM SECURITIES (9.9%)
   1,000,000  General Electric Capital Corporation                                      1.755%         7/11/02   $      999,354
   3,404,222  Wells Fargo & Company -- Cash Investment Fund,
               current rate 1.747%                                                                                    3,404,222
   1,853,461  Wells Fargo & Company -- Treasury Plus Fund,
               current rate 1.692%                                                                                    1,853,461
                                                                                                                 --------------
              Total short-term securities (cost: $6,257,202)                                                          6,257,037
                                                                                                                 --------------
              Total investments in securities (cost: $58,843,939) (d)                                            $   63,420,906
                                                                                                                 ==============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.8% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002 the cost of securities for federal income tax purposes was $58,927,490. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                                                $   10,566,978
    Gross unrealized depreciation                                                                                    (6,073,562)
                                                                                                                 --------------
    Net unrealized appreciation                                                                                  $    4,493,416
                                                                                                                 ==============

                 See accompanying notes to financial statements.

Global Bond Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                                     MARKET
PRINCIPAL                                                                           COUPON         MATURITY          VALUE(a)
---------                                                                       -------------   --------------   --------------
LONG-TERM DEBT SECURITIES (95.2%)
   AUSTRALIA (2.6%)
     Government (2.6%)
     2,000,000   Australian Government (Australian Dollar)                              9.000%        09/15/04   $    1,203,532
                                                                                                                 --------------
   AUSTRIA (.5%)
     Government (.5%)
       250,000   Republic of Austria (Euro)                                             5.000%        07/15/12          244,283
                                                                                                                 --------------
   BRAZIL (.6%)
     Government (.6%)
     1,000,000   International Bank of Reconstruction and
                 Developement (Brazilian Real)                                          0.000%        04/04/05          167,374
       150,000   Republic of Brazil (US Dollar)                                        11.125%        09/30/04          123,178
                                                                                                                 --------------
                                                                                                                        290,552
                                                                                                                 --------------
   CANADA (1.3%)
     Electric Companies (.5%)
       200,000   Hydro-Quebec (U.S. Dollar)                                             8.000%        02/01/13          234,845
     Government (.8%)
       150,000   Manitoba (U.S. Dollar)                                                 7.500%        02/22/10          172,313
       200,000   Province of British Columbia (Canadian Dollar)                         4.625%        10/03/06          202,488
                                                                                                                 --------------
                                                                                                                        609,646
                                                                                                                 --------------
   DENMARK (3.1%)
     Government (3.1%)
    10,500,000   Denmark (Danish Krona)                                                 8.000%        05/15/03        1,442,182
                                                                                                                 --------------
   FRANCE (15.9%)
     Government (15.9%)
     7,410,000   French Treasury Note (Euro)                                            5.000%        01/12/06        7,432,659
                                                                                                                 --------------
   GERMANY (11.8%)
     Food (.2%)
        70,000   Kamps (Euro)                                                           8.500%        02/15/09           74,870
     Government (11.6%)
     2,600,000   Bundesrepublic (Euro)                                                  5.500%        01/04/31        2,651,726
     2,715,000   Bundesrepublic (Euro)                                                  6.500%        07/15/03        2,754,438
                                                                                                                 --------------
                                                                                                                      5,481,034
                                                                                                                 --------------
   GREECE (.3%)
     Electrical Equipment (.3%)
       160,000   Public Power Corporation (Euro)                                        4.500%        03/12/09          148,652
                                                                                                                 --------------
   JAPAN (3.9%)
     Government (3.9%)
   218,000,000   Japan (Japanese Yen)                                                   1.900%        03/22/21        1,813,769
                                                                                                                 --------------
   MEXICO (1.8%)
     Government (1.8%)
   100,000,000   United Mexican States (Japanese Yen)                                   3.000%        12/01/03          850,079
                                                                                                                 --------------

                 See accompanying notes to financial statements.

                                       98

                                                                                                                     MARKET
PRINCIPAL                                                                           COUPON         MATURITY          VALUE(a)
---------                                                                       -------------   --------------   --------------
   NORWAY (4.2%)
     Government (4.2%)
    15,000,000   Norwegian Government (Norwegian Krone)                                 6.500%        05/15/13   $    1,982,359
                                                                                                                 --------------
   POLAND (1.0%)
     Government (1.0%)
     1,900,000   Poland Government (Polish Zloty)                                       6.000%        11/24/09          428,476
        60,000   Poland Government (Polish Zloty)                                       8.500%        11/12/06           15,116
                                                                                                                 --------------
                                                                                                                        443,592
                                                                                                                 --------------
   SOUTH AFRICA (1.1%)
     Government (1.1%)
     1,900,000   South Africa (South African Rand)                                     13.000%        08/31/10          191,517
     2,950,000   South Africa (South African Rand)                                     13.500%        09/15/15          319,627
                                                                                                                 --------------
                                                                                                                        511,144
                                                                                                                 --------------
   SOUTH KOREA (.3%)
     Government (.3%)
    15,000,000   Korea Industries (Japanese Yen)                                        2.200%        08/07/02          125,284
                                                                                                                 --------------
   SUPRANATIONAL (1.0%)
     Supranational Bank (1.0%)
     1,820,000   European Bank of Reconstruction
                 and Development (U.S. Dollar)                                          0.000%        05/12/05          461,916
                                                                                                                 --------------
   SWEDEN (4.6%)
     Government (4.6%)
     5,400,000   Sweden (Swedish Krona)                                                 3.500%        04/20/06          555,674
    10,800,000   Sweden (Swedish Krona)                                                 5.000%        01/15/04        1,177,007
     3,700,000   Sweden (Swedish Krona)                                                 5.000%        01/28/09          395,738
                                                                                                                 --------------
                                                                                                                      2,128,419
                                                                                                                 --------------
   UNITED KINGDOM (10.1%)
     Finance - Diversified (.2%)
        50,000   RHM Financial, Ltd. (British Sterling Pound)                          11.500%        02/28/11           79,645
     Government (9.9%)
       800,000   UK Treasury (British Sterling Pound)                                   8.000%        06/10/03        1,257,867
     1,700,000   UK Treasury (British Sterling Pound)                                   9.000%        07/12/11        3,338,286
                                                                                                                 --------------
                                                                                                                      4,675,798
                                                                                                                 --------------
   UNITED STATES (30.9%)
     Aerospace/Defense (.2%)
       100,000   Boeing Company                                                         6.350%        11/15/07          106,629
     Agriculture Products (.7%)
       100,000   Archer-Daniels-Midland Company                                         7.000%        02/01/31          102,883
       200,000   Cargill, Inc.                                                          6.375%        06/01/12          205,810
     Banks (1.2%)
       250,000   Caterpillar Financial Services                                         4.875%        06/15/07          247,700
       300,000   Wells Fargo Bank NA                                                    7.550%        06/21/10          334,258
     Broadcasting (.4%)
       200,000   TCI Communications Inc                                                 6.375%        05/01/03          204,252

                 See accompanying notes to financial statements.

                                       99

                                                                                                                     MARKET
PRINCIPAL                                                                           COUPON         MATURITY          VALUE(a)
---------                                                                       -------------   --------------   --------------
     Commercial Mortgage - Backed Securities (.5%)
       200,000   First Union Lehman Brothers                                            6.560%        11/18/35   $      214,224
     Construction (.3%)
       150,000   Vulcan Materials, Inc.                                                 6.400%        02/01/06          158,363
     Electric Companies (2.7%)
       250,000   Appalachian Power Company                                              4.800%        06/15/05          248,844
       150,000   Dominion Resources, Inc.                                               6.250%        06/30/12          149,834
       150,000   Energy Louisiana, Inc.                                                 8.500%        06/01/03          156,610
       200,000   PSE&G Power LLC                                                        6.950%        06/01/12          201,048
       250,000   South Carolina                                                         6.625%        02/01/32          255,061
       250,000   Wisconsin Power & Light                                                7.000%        06/15/07          268,395
       150,000   Mowhawk Industries                                                     6.500%        04/15/07          156,918
     Household Products (.3%)
       150,000   Colgate-Palmolive Company                                              5.980%        04/25/12          153,941
     Insurance (.2%)
       100,000   Prudential 144A Issue (c)                                              6.600%        05/15/08          105,533
     Investment Bankers/Brokers (.5%)
       250,000   CitiGroup, Inc.                                                        4.125%        06/30/05          250,555
     Paper and Forest (.7%)
       197,000   International Paper Company                                            8.000%        07/08/03          206,552
       100,000   Weyerhaeuser Company                                                   7.375%        03/15/32          101,500
     Railroads (.6%)
       250,000   CSX Corporation                                                        7.250%        05/01/04          265,702
     Real Estate Investment Trust (1.1%)
       150,000   Prologis                                                               6.700%        04/15/04          155,901
       125,000   Reckson Operating Partnership LP                                       7.400%        03/15/04          130,711
       250,000   Vornado Realty Trust                                                   5.625%        06/15/07          248,603
     Retail (.9%)
       200,000   American Stores Company                                                7.200%        06/09/03          207,770
       200,000   Safeway, Inc.                                                          6.050%        11/15/03          206,821
     Telecommunication (.2%)
       100,000   Fresenius (Euro)                                                       7.375%        06/15/11           98,019
     U.S. Government and Agencies Obligations (20.1%)
       235,612   FHLMC                                                                  6.500%        08/01/16          244,468
       415,000   FNMA                                                                   6.000%        04/01/16          423,921
       392,486   FNMA                                                                   6.000%        11/01/31          391,949
       320,643   FNMA                                                                   6.000%        02/01/32          320,265
        98,569   FNMA                                                                   6.230%        01/01/08          104,182
       586,475   FNMA                                                                   6.500%        12/01/31          599,760
       248,040   FNMA                                                                   6.500%        02/01/32          253,648
       641,389   FNMA                                                                   6.500%        03/01/32          654,837
       278,821   FNMA                                                                   7.000%        02/01/29          290,022
       328,065   FNMA                                                                   7.000%        09/01/31          341,157
       421,905   FNMA                                                                   7.000%        09/01/31          437,423
       721,463   FNMA                                                                   7.000%        11/01/31          747,999
           879   FNMA                                                                   7.000%        12/01/31              911
       388,484   FNMA                                                                   7.000%        02/01/32          403,986
       124,035   GNMA                                                                   6.500%        11/15/28          127,247
       728,147   GNMA                                                                   6.500%        01/15/32          744,360

                 See accompanying notes to financial statements.

                                       100

                                                                                                                     MARKET
PRINCIPAL                                                                           COUPON         MATURITY          VALUE(a)
---------                                                                       -------------   --------------   --------------
   370,000  GNMA                                                                        6.500%        07/15/32   $      377,285
        99  GNMA                                                                        7.000%        10/15/31              103
   321,255  GNMA                                                                        7.500%        07/15/29          339,275
   192,164  GNMA                                                                        7.500%        02/15/31          202,954
   750,000  U.S. Treasury Bond                                                          5.250%        02/15/29          705,539
   700,000  U.S. Treasury Bond                                                          5.375%        02/15/31          685,453
   932,605  U.S. Treasury Note                                                          3.375%        01/15/07          970,054
                                                                                                                 --------------
                                                                                                                     14,509,235
                                                                                                                 --------------
 VENEZUELA (.2%)
   Government (.2%)
   200,000   Venezulea (Deutche Mark)                                                  10.250%        10/04/03           88,114
                                                                                                                 --------------
                  Total long-term debt securities (cost: $42,754,292)                                                44,442,249
                                                                                                                 --------------

SHARES
------
SHORT-TERM SECURITIES (3.1%)
   647,407  Bankers Trust Institutional Liquid Assets, current
             rate 1.420%                                                                                                647,407
   316,177  Federated Money Market Obligations Trust - Prime
             Obligation Fund, current rate 1.860%                                                                       316,177
   460,583  Blackrock Provident Institutional Funds-Temp Fund Portfolio
             current rate 1.747%                                                                                        460,583
                                                                                                                 --------------
            Total short-term securities (cost: $1,424,167)                                                            1,424,167
                                                                                                                 --------------
            Total investments in securities (cost: $44,178,459) (d)                                              $   45,866,416
                                                                                                                 ==============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars unless otherwise noted.
(c) Long-term debt security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(d) At June 30, 2002 the cost of securities for federal income tax purposes was $44,216,553. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                                                $    2,200,600
    Gross unrealized depreciation                                                                                      (550,737)
                                                                                                                 --------------
    Net unrealized depreciation                                                                                  $   (1,649,863)
                                                                                                                 ==============

                 See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
COMMON STOCK (95.3%)
   BASIC MATERIALS (5.7%)
     Agriculture Products (.1%)
     1,215   NCO Group, Inc. (b)                                 $        26,463
                                                                 ---------------
     Chemicals (3.7%)
     1,376   A Schulman, Inc.                                             29,514
     3,512   Airgas, Inc. (b)                                             60,758
     2,095   Albemarle Corporation                                        64,631
     3,134   Cabot Corporation                                            89,006
     1,165   Cabot Microcelectronics
              Corporation (b)                                             50,281
     5,714   Crompton Corporation                                         72,856
     1,995   Cytec Industries, Inc. (b)                                   62,723
     1,991   Ferro Corporation                                            60,029
     1,759   FMC Corporation (b)                                          53,069
     1,425   HB Fuller Company                                            41,738
     5,790   IMC Global, Inc.                                             72,375
     2,585   Lubrizol Corporation                                         86,597
     6,278   Lyondell Petrochemical
              Company                                                     94,798
     1,029   Minerals Technologies,
              Inc.                                                        50,750
     2,360   Olin Corporation                                             52,274
     4,884   Quest Diagnostics,
              Inc. (b)                                                   420,268
     5,766   RPM, Inc.                                                    87,931
     5,274   Solutia, Inc.                                                37,023
     2,520   Valspar Corporation                                         113,400
                                                                 ---------------
                                                                       1,600,021
                                                                 ---------------
     Construction (.2%)
     2,455   Martin Marietta
              Materials, Inc.                                             95,745
                                                                 ---------------
     Iron and Steel (.3%)
     5,433   Ak Steel Corporation                                         69,597
     1,045   Carpenter Technology
              Corporation                                                 30,106
     2,813   GrafTech International
              Ltd (b)                                                     34,600
                                                                 ---------------
                                                                         134,303
                                                                 ---------------
     Paper and Forest (1.4%)
     2,778   Bowater, Inc.                                               151,040
     2,571   Longview Fibre
             Company                                                      24,219
     5,315   Packaging Corporation
              of America (b)                                             105,715
     2,180   PH Glatfelter Company                                        40,984
     1,432   Potlatch Corporation                                         48,717
     1,395   Rayonier, Inc.                                               68,536
     4,852   Sonoco Products
              Company                                            $       136,196
     2,594   Wausau-Mosinee Paper
             Corporation                                                  31,258
                                                                 ---------------
                                                                         606,665
                                                                 ---------------
   CAPITAL GOODS (6.4%)
     Aerospace/Defense (.3%)
     2,612   Precision Castparts
              Corporation                                                 86,196
       577   Sequa Corporation (b)                                        37,730
                                                                 ---------------
                                                                         123,926
                                                                 ---------------
     Electrical Equipment (1.0%)
     3,624   Diebold, Inc.                                               134,958
     2,972   Hubbell, Inc.                                               101,494
     8,026   Vishay Intertechnology,
              Inc. (b)                                                   176,572
                                                                 ---------------
                                                                         413,024
                                                                 ---------------
     Engineering/Construction (.9%)
     2,408   Dycom Industries, Inc. (b)                                   28,150
     2,078   Granite Construction, Inc.                                   52,573
     2,735   Jacobs Engineering
              group, Inc. (b)                                             95,123
     3,488   Quanta Services, Inc. (b)                                    34,427
     3,855   United Rentals, Inc. (b)                                     84,039
     4,857   Varco International,
              Inc. (b)                                                    85,192
                                                                 ---------------
                                                                         379,504
                                                                 ---------------
     Machinery (1.0%)
     3,746   Agco Corporation                                             73,534
     1,612   Albany International
              Corporation                                                 43,379
     2,724   Cooper Cameron
              Corporation (b)                                            131,896
     3,303   Hanover Compressor
              Company (b)                                                 44,590
     1,511   Kaydon Corporation                                           35,675
     1,720   Kennametal, Inc.                                             62,780
       938   Tecumseh Products
              Company                                                     49,789
                                                                 ---------------
                                                                         441,643
                                                                 ---------------
     Manufacturing (2.3%)
     1,662   Ametek, Inc.                                                 61,909
     1,528   Carlisle Companies,
              Inc.                                                        68,729
     2,224   Donaldson Company, Inc.                                      77,929

                 See accompanying notes to financial statements.

                                       102

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     2,278   Federal Signal
              Corporation                                        $        54,672
     2,776   Flowserve
              Corporation (b)                                             82,725
     1,687   Nordson Corporation                                          41,601
     2,478   Pentair, Inc.                                               119,142
     2,079   SPX Corporation (b)                                         244,282
     1,339   Stewart & Stevenson
              Services, Inc.                                              23,754
     1,971   Teleflex, Inc.                                              112,643
     2,310   Trinity Industries, Inc.                                     48,233
     1,983   York International
              Corporation                                                 67,006
                                                                 ---------------
                                                                       1,002,625
                                                                 ---------------
      Office Equipment (.5%)
     3,827   Herman Miller, Inc.                                          77,688
     2,965   Hon Industries, Inc.                                         80,707
     2,085   Wallace Computer
              Services, Inc.                                              44,827
                                                                 ---------------
                                                                         203,222
                                                                 ---------------
      Waste Management (.4%)
     8,366   Republic Services,
             Inc. (b)                                                    159,540
                                                                 ---------------
   COMMUNICATION SERVICES (.8%)
      Cellular (.1%)
     2,749   Price Communications
              Corporation (b)                                             43,984
                                                                 ---------------
      Telecommunication (.1%)
     5,038   Polycom, Inc. (b)                                            60,406
                                                                 ---------------
      Telephone (.6%)
     4,153   Advanced Fibre
              Communication, Inc. (b)                                     68,691
    11,016   Broadwing, Inc. (b)                                          28,642
     2,952   Telephone and Data
              Systems, Inc.                                              178,744
                                                                 ---------------
                                                                         276,077
                                                                 ---------------
   CONSUMER CYCLICAL (12.7%)
      Auto (1.2%)
     3,417   ArvinMeritor, Inc.                                           82,008
     1,040   Bandag, Inc.                                                 29,453
     1,352   Borg-Warner
              Automotive, Inc.                                            78,092
     2,020   Harsco Corporation                                           75,750
     3,285   Lear Corporation (b)                                        151,931
     1,679   Modine Manufacturing
              Company                                                     41,270
     1,331   Superior Industries
              International, Inc.                                $        61,399
                                                                 ---------------
                                                                         519,903
                                                                 ---------------
      Building Materials (.7%)
     6,935   Clayton Homes, Inc.                                         109,573
     7,365   DR Horton, Inc.                                             191,711
                                                                 ---------------
                                                                         301,284
                                                                 ---------------
      Construction (.1%)
     1,843   Lancaster Colony
              Corporation                                                 65,721
                                                                 ---------------
      Houseware (.2%)
     2,833   Furniture Brands
              International, Inc. (b)                                     85,698
                                                                 ---------------
      Leisure (.5%)
     3,948   Callaway Golf Company                                        62,536
     2,892   Gtech Holdings
              Corporation (b)                                             73,862
     4,654   Six Flags, Inc. (b)                                          67,250
                                                                 ---------------
                                                                         203,648
                                                                 ---------------
      Lodging - Hotel (.2%)
     4,664   Extended Stay
              America, Inc. (b)                                           75,650
                                                                 ---------------
      Publishing (1.9%)
     5,629   A.H. Belo Corporation                                       127,272
     4,746   Harte-Hanks, Inc.                                            97,530
     2,225   Lee Enterprises, Inc.                                        77,875
     1,191   Media General, Inc.                                          71,936
     5,017   Readers Digest
              Association                                                 93,968
     1,959   Scholastic
              Corporation (b)                                             74,246
       475   Washington Post                                             261,250
                                                                 ---------------
                                                                         804,077
                                                                 ---------------
      Retail (5.4%)
     3,513   99 Cents Only
              Stores (b)                                                  90,108
     4,987   Abercrombie and Fitch
             Company (b)                                                 120,286
     3,627   American Eagle
              Outfitters, Inc. (b)                                        76,675
     3,387   Barnes & Noble, Inc. (b)                                     89,518
     3,587   BJs Wholesale Club,
             Inc. (b)                                                    138,099
     4,109   Borders Group, Inc. (b)                                      75,606
     4,329   CDW Computer
              Centers, Inc. (b)                                          202,640

                 See accompanying notes to financial statements.

                                       103

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     2,450   Claires Stores, Inc.                                $        56,105
     2,233   Coach , Inc. (b)                                            122,592
     5,720   Dollar Tree Stores,
              Inc. (b)                                                   225,425
     4,600   Energizer Holdings,
              Inc. (b)                                                   126,132
     3,820   Fastenal Company                                            147,108
     3,326   Michaels Stores, Inc. (b)                                   129,714
     2,415   Neiman-Marcus Group,
              Inc. (b)                                                    83,800
     1,174   Payless ShoeSource,
              Inc. (b)                                                    67,681
     3,982   Ross Stores, Inc.                                           162,266
     7,171   Saks, Inc. (b)                                               92,076
     2,840   Tech Data Corporation (b)                                   107,494
     1,928   The Timerberland
              Company (b)                                                 69,061
     5,792   Williams-Sonoma,
              Inc. (b)                                                   177,583
                                                                 ---------------
                                                                       2,359,969
                                                                 ---------------
      Service (2.0%)
     4,420   Acxiom Corporation(b)                                        77,306
     2,789   Catalina Marketing
              Corporation (b)                                             78,706
     4,580   Copart, Inc. (b)                                             74,333
     3,518   Devry, Inc. (b)                                              80,351
     3,439   Mandalay Resort
              Group (b)                                                   94,813
    15,208   Park Place Entertainment
              Corporation (b)                                            155,882
     2,731   Pittston Brinks Group                                        65,544
     2,109   Plexus Corporation (b)                                       38,173
     1,518   Rollins, Inc.                                                30,876
     3,094   Sothebys Holdings (b)                                        44,089
     4,473   Viad Corporation                                            116,298
                                                                 ---------------
                                                                         856,371
                                                                 ---------------
      Textiles (.5%)
     3,395   Mohawk Industries,
              Inc. (b)                                                   208,894
     2,709   Unifi, Inc. (b)                                              29,528
                                                                 ---------------
                                                                         238,422
                                                                 ---------------
   CONSUMER STAPLES (9.9%)
      Beverage (.6%)
     4,481   Constellation Brands,
              Inc. (b)                                                   143,392
     7,784   Pepsiamericas, Inc.                                         116,293
                                                                 ---------------
                                                                         259,685
                                                                 ---------------
      Broadcasting (1.1%)
     2,662   Emmis
              Communications (b)                                 $        56,408
     2,491   Entercom
              Communications
              Corporation (b)                                            114,337
     5,472   Hispanic Broadcasting
              Corporation (b)                                            142,819
     5,393   Westwood One, Inc. (b)                                      180,234
                                                                 ---------------
                                                                         493,798
                                                                 ---------------
      Entertainment (.3%)
     2,675   International Speedway
              Corporation                                                107,267
     2,573   Macrovision
              Corporation (b)                                             33,732
                                                                 ---------------
                                                                         140,999
                                                                 ---------------
      Food (2.6%)
     4,531   Dean Foods Company (b)                                      169,006
     2,819   Dole Food Company, Inc.                                      81,751
     1,747   Dreyers Grand Ice
             Cream, Inc.                                                 119,844
     6,989   Hormel Foods
              Corporation                                                167,317
     2,193   Interstate Bakeries
              Corporation                                                 63,334
     7,008   McCormick & Company,
              Inc.                                                       180,456
     2,402   Sensient Technologies
              Corporation                                                 54,670
     5,572   Smithfield Foods, Inc. (b)                                  103,361
     2,471   The JM Smucker
              Company                                                     84,335
     2,601   Tootsie Roll Industries,
              Inc.                                                       100,295
                                                                 ---------------
                                                                       1,124,369
                                                                 ---------------
      Household Products (.5%)
     2,330   Blythe Industries,
              Inc.                                                        72,743
     1,985   Church & Dwight
              Company, Inc.                                               62,190
     4,774   Dial Corporation                                             95,575
                                                                 ---------------
                                                                         230,508
                                                                 ---------------
      Personal Care (.1%)
     3,648   Perrigo Company (b)                                          47,424
                                                                 ---------------
      Restaurants (1.3%)
     1,760   Bob Evans Farms                                              55,405

                 See accompanying notes to financial statements.

                                       104

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     4,934   Brinker International,
              Inc. (b)                                           $       156,655
     2,802   CBRL Group, Inc.                                             85,517
     2,538   Cheesecake Factory (b)                                       90,048
     3,887   Outback Steakhouse,
              Inc. (b)                                                   136,434
       987   Papa Johns
             International, Inc. (b)                                      32,956
                                                                 ---------------
                                                                         557,015
                                                                 ---------------
      Retail (1.2%)
     1,924   Longs Drug Stores
              Corporation                                                 54,276
     2,336   Ruddick Corporation                                          39,128
    17,793   Tyson Foods, Inc.                                           275,969
     2,847   Whole Foods Market,
              Inc. (b)                                                   137,282
                                                                 ---------------
                                                                         506,655
                                                                 ---------------
      Service (1.5%)
     1,260   Banta Corporation                                            45,234
     7,431   Ceridian Corporation (b)                                    141,040
     1,762   Education Management
              Corporation (b)                                             71,766
     1,811   Kelly Services, Inc.                                         48,915
     1,902   Korn/Ferry
              International (b)                                           17,308
     3,804   Manpower, Inc.                                              139,797
     4,987   MPS Group, Inc. (b)                                          42,389
     2,006   Sylvan Learning
              Systems, Inc. (b)                                           40,000
     2,703   Valassis
             Communications, Inc. (b)                                     98,659
                                                                 ---------------
                                                                         645,108
                                                                 ---------------
      Tobacco (.7%)
     4,625   R.J. Reynolds Tobacco
              Holdings, Inc.                                             248,594
     1,342   Universal Corporation                                         9,251
                                                                 ---------------
                                                                         297,845
                                                                 ---------------
   ENERGY (5.7%)
      Mining (.1%)
     2,636   Arch Coal, Inc.                                              59,864
                                                                 ---------------
      Oil (.4%)
     5,598   Grant Prideco, Inc. (b)                                      76,133
     4,045   Pennzoil-Quaker State
              Company                                                     87,095
                                                                 ---------------
                                                                         163,228
                                                                 ---------------
      Oil & Gas (5.2%)
     6,815   Ensco International,
             Inc.                                                $       185,777
     3,189   Equitable Resources,
             Inc.                                                        109,383
     3,292   FMC Technologies,
             Inc. (b)                                                     67,716
     2,360   Forest Oil
              Corporation (b)                                             66,812
     2,512   Helmerich & Payne, Inc.                                      89,729
     2,302   Murphy Oil Corporation                                      189,915
     4,076   National-Oilwell, Inc. (b)                                   85,800
     2,873   Noble Energy, Inc.                                          103,572
     8,820   Ocean Energy, Inc.                                          191,129
     3,971   Patterson-UTI Energy,
              Inc. (b)                                                   112,101
     5,835   Pioneer Natural
              Resources Company (b)                                      152,002
     6,700   Pride International,
             Inc. (b)                                                    104,922
     2,551   Smith International,
              Inc. (b)                                                   173,953
     3,048   Tidewater, Inc.                                             100,340
     5,332   Valero Energy
              Corporation                                                199,523
     6,023   Weatherford
              International Ltd (b)                                      260,194
     1,661   Western Gas Resources,
              Inc.                                                        62,121
                                                                 ---------------
                                                                       2,254,989
                                                                 ---------------
   FINANCIAL (19.5%)
      Auto Finance (.3%)
     4,306   AmeriCredit
              Corporation (b)                                            120,783
                                                                 ---------------
      Banks (6.8%)
     3,827   Associated
              Banc-Corporation                                           144,316
     3,617   Bank of Hawaii                                              102,650
     7,418   Banknorth Group, Inc.                                       193,016
     2,516   City National
              Corporation                                                135,235
     6,049   Colonial Bancgroup, Inc.                                     90,735
     3,348   Commerce Bancorp, Inc.                                      147,982
     6,424   Compass Bancshares,
              Inc.                                                       215,846
     2,409   First Virginia Banks, Inc.                                  129,171
     4,278   Firstmerit Corporation                                      117,987
     2,542   Greater Bay Bancorp                                          78,192

                 See accompanying notes to financial statements.

                                       105

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     8,059   Hibernia Corporation                                $       159,488
     3,235   Investors Financial
              Services                                                   108,502
     4,670   M & T Bank                                                  400,499
     3,519   Mercantile Bankshares
              Corporation                                                144,385
    10,386   National Commerce
              BanCorporation                                             273,152
     2,481   Provident Financial
              Group, Inc.                                                 71,974
     2,298   Silicon Valley
              Bancshares (b)                                              60,575
     3,811   TCF Financial
              Corporation                                                187,120
     1,729   Westamerica
              BanCorporation                                              68,399
     3,304   Wilmington Trust
              Corporation                                                100,772
                                                                 ---------------
                                                                       2,929,996
                                                                 ---------------
      Commercial Finance (1.3%)
     3,500   Certegy, Inc. (b)                                           129,815
     3,753   Dun & Bradstreet
              Corporation (b)                                            124,037
     8,249   North Fork Ban
              Corporation                                                328,393
                                                                 ---------------
                                                                         582,245
                                                                 ---------------
      Consumer Finance (.1%)
     3,134   Metris Companies, Inc.                                       26,044
                                                                 ---------------
      Finance-Diversified (.9%)
     3,508   Eaton Vance Corporation                                     109,239
     3,545   Neuberger Berman, Inc.                                      129,747
     4,537   PMI Group, Inc.                                             173,313
                                                                 ---------------
                                                                         412,299
                                                                 ---------------
     Insurance (4.6%)
     2,668   Allmerica Financial
              Corporation                                                123,262
     3,458   American Financial
              Group, Inc.                                                 82,646
     2,036   AmerUs Group Company                                         75,434
     2,582   Everest Re Group, Ltd.(c)                                   144,463
     5,218   Expeditor Washington
              International, Inc.                                        173,029
     4,334   Expeditor Washington
              International, Inc.                                        150,173
     4,813   Fidelity National Finance                                   152,091
     3,131   HCC Insurance
              Holdings, Inc.                                              82,502
     2,056   Horace Mann Educators
              Corporation                                        $        38,077
     2,785   Leucadial National                                           88,173
     2,445   Mony Group, Inc.                                             83,130
     3,039   Ohio Casualty
              Corporation (b)                                             63,515
     6,055   Old Republic
              International
              Corporation                                                190,732
     3,456   Protective Life
              Corporation                                                114,394
     4,766   Radian Group, Inc.                                          232,009
     1,509   Stancorp Financial
              Group, Inc.                                                 83,749
     3,407   Unitrin, Inc.                                               121,868
                                                                 ---------------
                                                                       1,999,247
                                                                 ---------------
     Investment Bankers/Brokers (1.5%)
     4,058   AG Edwards, Inc.                                            157,734
    17,885   E*trade Group, Inc. (b)                                      97,652
     2,477   Investment Technology
              Group, Inc. (b)                                             80,998
     2,968   LaBranche & Company,
              Inc. (b)                                                    67,967
     3,247   Legg Mason, Inc.                                            159,785
     4,052   Waddell & Reed
              Financial, Inc.                                             92,872
                                                                 ---------------
                                                                         657,008
                                                                 ---------------
      Real Estate Investment Trust (.9%)
     3,148   Hospitality Properties
              Trust                                                      114,902
     3,239   Lennar Corporation                                          198,227
     4,771   New Plan Excel Realty
              Trust                                                       99,380
                                                                 ---------------
                                                                         412,509
                                                                 ---------------
      Savings and Loans (3.1%)
     4,527   Astoria Financial
              Corporation                                                145,090
     6,847   Golden State Bancorp,
              Inc.                                                       248,204
     5,036   Greenpoint Financial
              Corporation                                                247,268
     2,909   Independence
              Community Bank                                              83,576
     3,051   IndyMac Bancorp, Inc. (b)                                    69,197
     5,400   New York Community
              Bancorp, Inc.                                              146,340

                 See accompanying notes to financial statements.

                                       106

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     4,256   Roslyn BanCorporation,
              Inc.                                               $        92,908
    13,110   Sovereign
              BanCorporation, Inc.                                       195,994
     2,461   Webster Financial
              Corporation                                                 94,109
                                                                 ---------------
                                                                       1,322,686
                                                                 ---------------
   HEALTH CARE (10.1%)
      Biotechnology (1.9%)
     9,809   Gilead Sciences, Inc. (b)                                   322,520
     7,663   Idec Pharmaceuticals
              Corporation (b)                                            271,653
     3,383   Incyte Pharmaceuticals,
              Inc. (b)                                                    24,594
    14,190   Millennium
              Pharmaceuticals, Inc. (b)                                  172,408
     4,468   Protein Design Labs,
              Inc. (b)                                                    48,522
                                                                 ---------------
                                                                         839,697
                                                                 ---------------
      Drugs (1.4%)
     2,191   Barr Laboratories,
             Inc. (b)                                                    139,194
     4,189   ICN Pharmaceuticals, Inc.                                   101,416
     6,336   Mylan Laboratories, Inc.                                    198,634
     4,225   Sepracor, Inc. (b)                                           40,349
     3,494   Steris Corporation (b)                                       65,967
     3,812   Vertex Pharmaceuticals,
              Inc. (b)                                                    62,059
                                                                 ---------------
                                                                         607,619
                                                                 ---------------
      Health Care- Diversified (.2%)
     9,805   IVAX Corporation (b)                                        105,894
                                                                 ---------------
      Hospital Management (1.0%)
     1,984   Lifepoint Hospitals,
              Inc. (b)                                                    72,039
     1,754   Pacificare Health
              Systems, Inc. (b)                                           47,709
     3,666   Triad Hospitals, Inc. (b)                                    56,612
     3,017   Universal Health
              Services, Inc. (b)                                         147,833
                                                                 ---------------
                                                                         424,193
                                                                 ---------------
      Managed Care (2.3%)
     4,651   Advance Paradigm,
              Inc. (b)                                                   111,345
     4,017   Express Scripts, Inc. (b)                                   201,292
     5,095   First Health Group
              Corporation (b)                                            142,864
     6,320   Health Net, Inc. (b)                                $       169,186
     4,429   Oxford Health Plans (b)                                     205,771
     1,816   Trigon Healthcare,
              Inc. (b)                                                   182,653
                                                                 ---------------
                                                                       1,013,111
                                                                 ---------------
      Medical Products/Supplies (2.5%)
     5,375   Apogent Technologies,
              Inc. (b)                                                   110,564
     6,168   Cytyc Corporation (b)                                        47,000
     3,935   Dentsply
              International, Inc.                                        145,241
     2,998   Edwards Lifesciences
              Corporation (b)                                             68,714
     3,162   Hillenbrand Industries,
              Inc.                                                       177,546
     5,414   Lincare Holdings, Inc. (b)                                  174,872
     3,411   Patterson Dental
              Company (b)                                                171,676
     3,422   Varian Medical
              Systems, Inc. (b)                                          138,762
     2,716   Visx, Inc. (b)                                               29,604
                                                                 ---------------
                                                                       1,063,979
                                                                 ---------------
      Special Services (.8%)
     2,736   Apria Healthcare Group,
              Inc. (b)                                                    61,286
     3,132   Covance, Inc. (b)                                            58,725
     2,175   Henry Schein, Inc. (b)                                       96,787
     4,738   Omnicare, Inc.                                              124,420
                                                                 ---------------
                                                                         341,218
                                                                 ---------------
   TECHNOLOGY (16.1%)
      Communications Equipment (1.3%)
     1,859   Adtran, Inc. (b)                                             35,319
     3,109   Commscope, Inc. (b)                                          38,862
     2,652   CSG Systems
              International, Inc. (b)                                     50,759
     3,335   Harris Corporation                                          121,227
     4,698   L-3 Communications
              Holdings, Inc. (b)                                         253,692
     2,334   Plantronics, Inc. (b)                                        44,369
     3,292   Powerwave Technologies,
              Inc. (b)                                                    30,155
                                                                 ---------------
                                                                         574,383
                                                                 ---------------
     Computer Hardware (.4%)
     7,837   Quantum Corporation (b)                                      32,915

                 See accompanying notes to financial statements.

                                       107

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     3,527   Reynolds & Reynolds                                 $        98,580
     3,457   SanDisk Corporation (b)                                      42,867
                                                                 ---------------
                                                                         174,362
                                                                 ---------------
     Computer Networking (1.8%)
    17,947   3COM Corporation (b)                                         78,967
     6,637   Affiliated Computer
              Services, Inc. (b)                                         315,125
     4,292   Choicepoint, Inc. (b)                                       195,157
     5,725   Legato Systems, Inc. (b)                                     20,610
     5,523   SEI Investments
              Company                                                    155,583
                                                                 ---------------
                                                                         765,442
                                                                 ---------------
      Computer Peripherals (.3%)
     2,262   Avocent Corporation (b)                                      36,011
     1,977   Infocus Corporation (b)                                      23,289
     5,331   Storage Technology
              Corporation (b)                                             85,136
                                                                 ---------------
                                                                         144,436
                                                                 ---------------
      Computer Services & Software (4.6%)
     3,110   Activision, Inc. (b)                                         90,377
     1,750   Advent Software (b)                                          44,975
    12,823   Ascential Software
              Corporation (b)                                             35,776
    13,338   Cadence Design
              Systems, Inc. (b)                                          215,009
     3,929   Checkfree
              Corporation (b)                                             61,450
     6,944   Electronic Arts, Inc. (b)                                   458,651
     4,553   Jack Henry & Associates                                      75,990
     3,814   Keane, Inc. (b)                                              48,628
     2,962   Macromedia, Inc. (b)                                         26,273
     5,705   McData Corporation (b)                                       50,261
     3,292   Mentor Graphics
              Corporation (b)                                             46,812
     2,590   National Instruments
              Corporation (b)                                             84,330
     7,392   Networks
              Associates, Inc. (b)                                       142,444
     2,628   Retek, Inc. (b)                                              63,860
     2,850   RSA Security, Inc. (b)                                       13,708
     4,993   Sybase, Inc. (b)                                             52,676
     7,160   Symantec Corporation (b)                                    235,206
     3,927   Synopsys, Inc. (b)                                          215,239
     1,780   Transaction Systems
              Architects, Inc. (b                                         20,933
     3,973   Wind River Systems (b)                                       19,905
                                                                 ---------------
                                                                       2,002,503
                                                                 ---------------
     Computer Systems (.9%)
    14,199   Sungard Data Systems,
              Inc. (b)                                           $       375,990
                                                                 ---------------
      Electrical Defense (.2%)
     3,879   Titan Corporation (b)                                        70,947
                                                                 ---------------
      Electrical Instruments (.7%)
     3,109   Beckman Instruments, Inc.                                   155,139
     3,045   Credence Systems
              Corporation (b)                                             54,110
     1,628   FEI Company (b)                                              39,902
     2,454   LTX Corporation (b)                                          35,043
     1,973   MIPS Technologies,
              Inc. (b)                                                    10,990
     1,907   Newport Corporation                                          29,864
                                                                 ---------------
                                                                         325,048
                                                                 ---------------
     Electrical Semiconductor (3.1%)
    23,538   Atmel Corporation (b)                                       147,348
     4,146   Cirrus Logic, Inc. (b)                                       31,054
     6,176   Cypress Semiconductor
              Corporation (b)                                             93,752
     5,712   Fairchild Semiconductor
              International (b)                                          138,802
     5,253   Integrated Device
              Technology, Inc. (b)                                        95,289
     3,199   International Rectifier
              Corporation (b)                                             93,251
     6,842   Intersil Corporation (b)                                    146,282
     5,519   Lattice Semiconductor
              Corporation (b)                                             48,236
     4,678   Micrel, Inc. (b)                                             67,270
    10,042   Microchip Technology,
              Inc. (b)                                                   275,452
     8,425   RF Micro Devices, Inc. (b)                                   64,199
     3,677   Semtech Corporation (b)                                      98,176
     6,614   Triquint Semiconductor,
              Inc. (b)                                                    42,396
                                                                 ---------------
                                                                       1,341,507
                                                                 ---------------
      Electronics - Computer Distribution (1.1%)
     5,048   Arrow Electronics,
              Inc. (b)                                                   104,746
     6,024   Avnet, Inc.                                                 132,468
     3,664   Cree, Inc. (b)                                               48,475
     3,802   Gentex Corporation (b)                                      104,441
     4,321   Kemet Corporation (b)                                        77,173
                                                                 ---------------
                                                                         467,303
                                                                 ---------------

                 See accompanying notes to financial statements.

                                       108

                                                                      MARKET
SHARES                                                               VALUE(a)
------                                                           ---------------
     Equipment Semiconductor (.4%)
     1,764   Imation Corporation (b)                             $        52,497
     6,413   Lam Research
              Corporation (b)                                            115,306
                                                                 ---------------
                                                                         167,803
                                                                 ---------------
     Service - Data Processing (1.3%)
     6,007   Bisys Group, Inc. (b)                                       200,033
     6,026   DST Systems, Inc. (b)                                       275,448
     4,251   Gartner Group, Inc. (b)                                      39,959
     2,432   Internet Security
              Systems, Inc. (b)                                           31,908
     2,035   Sykes Enterprises,
              Inc. (b)                                                    15,647
                                                                 ---------------
                                                                         562,995
                                                                 ---------------
   TRANSPORTATION (1.6%)
     Air Freight (.5%)
     2,431   Airborne Freight
              Corporation                                                 46,675
     4,256   CH Robinson Worldwide,
              Inc.                                                       142,704
     2,410   EGL, Inc. (b)                                                40,874
                                                                 ---------------
                                                                         230,253
                                                                 ---------------
     Airlines (.1%)
     1,349   Alaska Airgroup, Inc. (b)                                    35,209
     1,925   Atlas Air, Inc. (b)                                           7,123
                                                                 ---------------
                                                                          42,332
                                                                 ---------------
     Railroads (.2%)
     2,458   GATX Corporation                                             73,986
                                                                 ---------------
     Shipping (.2%)
     2,054   Alexander & Baldwin,
              Inc.                                                        52,439
     1,731   Overseas Shipholding
              Group, Inc.                                                 36,489
                                                                 ---------------
                                                                          88,928
                                                                 ---------------
     Trucking (.6%)
     2,418   CNF Transportation, Inc.                                     91,836
     1,830   JB Hunt Transport
              Services, Inc. (b)                                          54,022
     4,349   Swift Transportation
              Company, Inc. (b)                                          101,332
                                                                 ---------------
                                                                         247,190
                                                                 ---------------
   UTILITIES (6.8%)
     Electric Companies (4.9%)
     4,270   Allete, Inc.                                                115,717
     4,545   Alliant Energy Resources                            $       116,807
     8,238   Aquila Incorporated                                          65,904
     1,349   Black Hills Corporation                                      46,675
     2,266   CLECO Utility Group                                          49,625
     4,468   Conectiv, Inc.                                              113,711
     6,368   DPL, Inc.                                                   168,434
     3,550   DQE, Inc.                                                    49,700
     7,261   Energy East Corporation                                     164,099
     3,116   Great Plains Energy, Inc.                                    63,411
     1,820   Hawaiian Electric
              Industries                                                  77,441
     1,892   IDACorporation, Inc.                                         52,049
     6,929   Northeast Utilities                                         129,295
     3,926   Oge Energy Corporation                                       89,748
     1,969   PNM Resources, Inc.                                          47,650
     5,392   Potomac Electric Power
              Company                                                    115,820
     4,396   Puget Sound Energy, Inc.                                     90,953
     5,272   Scana Corporation                                           163,010
     5,140   Sierra Pacific Resources                                     40,092
     3,409   Vectren Corporation                                          84,884
     3,610   Westar Energy, Inc.                                          55,414
     5,803   Wisconsin Energy
              Corporation                                                146,642
     1,587   WPS Resources Corp                                           64,797
                                                                 ---------------
                                                                       2,111,878
                                                                 ---------------
     Natural Gas (1.1%)
     2,813   AGL Resources, Inc.                                          65,852
     3,566   MDU Resources Group,
              Inc.                                                        94,428
     4,024   National Fuel Gas
              Company                                                     90,580
     3,037   Oneok, Inc.                                                  66,662
     4,115   Questar Corporation                                         102,299
     2,445   WGL Holdings, Inc.                                           63,570
                                                                 ---------------
                                                                         483,391
                                                                 ---------------
     Power Products - Industrial (.3%)
     2,670   NSTAR                                                       119,563
                                                                 ---------------
     Water Utilities (.5%)
     5,036   American Water Works
              Company, Inc.                                              217,606
                                                                 ---------------
Total common stock
 (cost: $41,960,232)                                                  41,305,752
                                                                 ---------------

                 See accompanying notes to financial statements.

                                       109

                                                                                                        MARKET
SHARES                                                                                                  VALUE(a)
------                                                                                                ------------
S & P DEPOSITORY RECEIPT (.1%)
           300   MidCap S & P Depository Receipt                                                      $     26,925
                                                                                                      ------------
                 Total S & P Depository Receipt (cost: $23,257)                                             26,925
                                                                                                      ------------

SHORT-TERM SECURITIES (4.8%)
     2,025,553   Dreyfus Fund -- Cash Management Plus,
                  current rate 1.920%                                                                    2,025,553
         4,520   Federated Money Market Obligations
                  Trust -- Prime Obligation Fund,
                  current rate 1.860%                                                                        4,520
        38,980   Wells Fargo & Company -- Cash Investment
                  Fund, current rate 1.747%                                                                 38,980
                                                                                                      ------------
                 Total short-term securities (cost: $2,069,053)                                          2,069,053
                                                                                                      ------------
                 Total investments in securities (cost: $44,052,542) (d)                              $ 43,401,730
                                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Porfolio held .3% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002, the cost of securities for federal income tax purposes was $44,641,554. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                                     $  6,986,512
    Gross unrealized depreciation                                                                       (8,226,336)
                                                                                                      ------------
    Net unrealized depreciation                                                                       $ (1,239,824)
                                                                                                      ============

                 See accompanying notes to financial statements.

                                                       Macro-Cap Value Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
COMMON STOCK (97.5%)
   BASIC MATERIALS (3.8%)
     Aluminum (1.1%)
     7,664   Alcoa, Inc.                   $   254,062
     Chemicals (1.7%)
     4,600   Dow Chemical
              Company                          158,148
     6,176   Pharmacia
              Corporation                      231,291
                                           -----------
                                               389,439
                                           -----------
     Iron and Steel (.4%)
     6,360   Allegheny
              Technologies, Inc.               100,488
                                           -----------
     Paper and Forest (.6%)
     2,500   Temple
              Inland, Inc.                     144,650
                                           -----------
   CAPITAL GOODS (7.6%)
     Aerospace/Defense (.8%)
     2,300   B.F. Goodrich
              Company                           62,836
     1,900   United Technologies
              Corporation                      129,010
                                           -----------
                                               191,846
                                           -----------
     Electrical Equipment (4.0%)
     5,650   Gemstar - TV
              Guide International               30,453
    31,200   General Electric Company          906,360
                                           -----------
                                               936,813
                                           -----------
     Manufacturing (1.4%)
    23,620   Tyco
              International, Ltd. (c)          319,106
                                           -----------
     Office Equipment (--)
     3,600   Seagate Escrow
              Security (b)                       1,023
                                           -----------
     Waste Management (1.4%)
    12,155   Waste
              Management, Inc.                 316,638
                                           -----------
   COMMUNICATION SERVICES (3.8%)
     Broadcasting (.2%)
    13,000   American
              Tower Corporation (b)             44,850
                                           -----------
     Cellular (.4%)
    14,000   AT&T Wireless
              Services, Inc. (b)                81,900
                                           -----------
     Telecommunication (.8%)
     3,400   Qualcomm, Inc. (b)            $    93,466
    21,600   Sprint Corporation (b)             96,552
                                           -----------
                                               190,018
                                           -----------
     Telephone (2.4%)
     7,906   SBC
              Communications, Inc.             241,133
     7,864   Verizon
              Communications                   315,740
                                           -----------
                                               556,873
                                           -----------
   CONSUMER CYCLICAL (13.7%)
     Auto (.8%)
     3,900   Lear Corporation (b)              180,375
                                           -----------
     Leisure (.7%)
     7,900   Mattel, Inc.                      166,532
                                           -----------
     Lodging - Hotel (.5%)
     2,900   Marriott
              International, Inc.              110,345
                                           -----------
     Publishing (.6%)
     3,000   Tribune
              Company                          130,500
                                           -----------
     Retail (8.6%)
     4,900   Abercrombie and
              Fitch Company (b)                118,188
     4,600   Costco Wholesale
              Corporation (b)                  177,652
     2,000   Federated Department
              Stores (b)                        79,400
     9,900   Home Depot, Inc.                  363,627
     1,800   Nike, Inc.                         96,570
     9,000   Target Corporation                342,900
    17,600   TJX Companies, Inc.               345,136
     8,700   Wal-Mart Stores, Inc.             478,587
                                           -----------
                                             2,002,060
                                           -----------
     Service (1.6%)
     4,500   Accenture Ltd.                     85,500
    12,370   CUC International (b)             196,436
     5,500   Monsanto Company                   97,900
                                           -----------
                                               379,836
                                           -----------
     Textiles (.9%)
     5,500   Jones Apparel
              Group, Inc. (b)                  206,250
                                           -----------

                 See accompanying notes to financial statements.

                                       111

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
   CONSUMER STAPLES (10.7%)
     Beverage (1.9%)
     7,700   The Coca-Cola
              Company                      $   431,200
                                           -----------
     Broadcasting (1.9%)
     4,100   Comcast
              Corporation (b)                   97,744
    34,900   Liberty Media
              Corporation (b)                  349,000
                                           -----------
                                               446,744
                                           -----------
     Entertainment (.8%)
     4,400   Viacom, Inc. (b)                  195,228
                                           -----------
     Food (1.8%)
     4,400   Kraft Foods, Inc.                 180,180
     3,700   Unilever NV (c)(b)                239,760
                                           -----------
                                               419,940
                                           -----------
     Household Products (3.2%)
    10,000   Gillette Compay                   338,700
     4,500   Procter &
              Gamble Company                   401,850
                                           -----------
                                               740,550
                                           -----------
     Tobacco (1.1%)
     5,900   Philip Morris
              Companies, Inc.                  257,712
                                           -----------
   ENERGY (7.1%)
     Oil (6.3%)
     6,300   Chevron Corporation               557,550
     6,700   Conoco, Inc.                      186,260
     1,700   Devon Energy
              Corporation                       83,776
    15,648   Exxon Mobil
              Corporation                      640,316
                                           -----------
                                             1,467,902
                                           -----------
     Oil & Gas (.8%)
     4,215   Global Santa Fe
              Corporation                      115,280
     1,800   Valero Energy
              Corporation                       67,356
                                           -----------
                                               182,636
                                           -----------
   FINANCIAL (21.9%)
     Banks (3.8%)
     7,200   Bank One
              Corporation                      277,056
    20,310   U.S. Bancorp                      474,238
     3,300   Wachovia Corporation          $   125,994
                                           -----------
                                               877,288
                                           -----------
     Consumer Finance (2.6%)
     5,700   Capital One Financial
              Corporation                      347,985
     5,300   Countrywide Credit
              Industries, Inc.                 255,725
                                           -----------
                                               603,710
                                           -----------
     Finance - Diversified (5.3%)
     8,944   Ambac Financial
              Group, Inc.                      601,037
     8,400   Fannie Mae                        619,500
                                           -----------
                                             1,220,537
                                           -----------
     Insurance (3.8%)
     6,400   Allstate Corporation              236,672
     6,700   Cigna Corporation (b)             652,714
                                           -----------
                                               889,386
                                           -----------
     Investment Bankers/Brokers (5.6%)
     8,300   Charles Schwab
              Corporation                       92,960
    22,726   CitiGroup, Inc.                   880,632
     4,100   E*trade Group, Inc. (b)            22,386
     4,000   Goldman Sachs
              Group, Inc.                      293,400
                                           -----------
                                             1,289,378
                                           -----------
     Savings and Loans (.8%)
     5,250   Washington
              Mutual, Inc.                     194,827
                                           -----------
   HEALTH CARE (11.2%)
     Biotechnology (.8%)
     4,200   Amgen, Inc. (b)                   175,896
                                           -----------
     Drugs (7.3%)
     6,700   Eli Lilly & Company               377,880
     4,300   Merck &
              Company, Inc.                    217,752
    15,900   Pfizer, Inc.                      556,500
     6,700   Schering-Plough
              Corporation                      164,820
     7,200   Wyeth                             368,640
                                           -----------
                                             1,685,592
                                           -----------
     Health Care - Diversified (2.5%)
     1,800   Abbott Laboratories                67,770
     1,220   Human Genome
              Sciences, Inc. (b)                16,348

                 See accompanying notes to financial statements.

                                       112

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
     6,096   Johnson & Johnson             $   318,577
     2,300   Tenet Healthcare
              Corporation (b)                  164,565
                                           -----------
                                               567,260
                                           -----------
     Medical Products/Supplies (.6%)
     3,300   Baxter
              International, Inc.              146,685
                                           -----------
   TECHNOLOGY (14.3%)
     Communications Equipment (.8%)
     4,100   Ciena Corporation (b)              17,179
       500   Harris Corporation                 18,120
    10,600   Motorola, Inc.                    152,852
                                           -----------
                                               188,151
                                           -----------
     Computer Hardware (4.3%)
     6,700   Dell Computer
              Corporation (b)                  175,138
     9,307   Hewlett-Packard
              Company                          142,211
     4,700   International
              Business Machines
              Corporation                      338,400
     7,100   NCR Coporation (b)                245,660
    18,100   Sun
             Microsystems, Inc. (b)             90,681
                                           -----------
                                               992,090
                                           -----------
     Computer Networking (1.6%)
    26,000   Cisco Systems, Inc. (b)           362,700
                                           -----------
     Computer Services & Software (4.9%)
    16,050   AOL Time
              Warner, Inc. (b)                 236,096
     3,700   BEA Systems, Inc. (b)              35,187
    14,700   Microsoft
              Corporation (b)                  804,090
     6,000   Oracle Systems (b)                 56,820
                                           -----------
                                             1,132,193
                                           -----------
     Electrical Instruments (.3%)
     4,100   Applied Biosystems
              Group -- Applera
              Corporation                  $    79,909
                                           -----------
     Electrical Semiconductor (2.4%)
     6,600   Altera Corporation                 89,760
     3,500   Applied
              Materials, Inc. (b)               66,570
    21,200   Intel Corporation                 387,324
                                           -----------
                                               543,654
                                           -----------
   UTILITIES (3.4%)
     Electric Companies (2.5%)
     4,100   DTE Energy Company                183,024
    11,700   Pacific Gas and
              Electric Company                 209,313
     4,500   Pinnacle West
              Capital Corporation              177,750
                                           -----------
                                               570,087
                                           -----------
     Natural Gas (.9%)
     6,700   Dynegy, Inc.                       48,240
     8,200   El Paso Energy
              Corporation                      169,002
                                           -----------
                                               217,242
                                           -----------
Total common stock
  (cost: $28,211,238)                       22,582,101
                                           -----------

                 See accompanying notes to financial statements.

                                       113

                                                                             MARKET
PRINCIPAL                                           RATE      MATURITY      VALUE(a)
---------                                          -----      --------    ------------
SHORT-TERM SECURITIES (2.8%)
      20,000   U.S. Treasury Bill                  1.690%       8/8/02    $     19,965
       1,000   U.S. Treasury Bill                  1.690%      8/15/02             998
      44,000   U.S. Treasury Bill                  1.690%      8/22/02          43,895
     130,000   U.S. Treasury Bill                  1.680%      8/29/02         129,659
     161,000   U.S. Treasury Bill                  1.670%       9/5/02         160,516
     156,000   U.S. Treasury Bill                  1.670%      9/12/02         155,475
      62,000   U.S. Treasury Bill                  1.660%      9/19/02          61,771
      39,000   U.S. Treasury Bill                  1.670%      9/26/02          38,843
      36,000   U.S. Treasury Bill                  1.680%      10/3/02          35,844
                                                                          ------------
               Total short-term securities (cost: $655,107)                    646,966
                                                                          ------------
               Total investments in securities (cost: $28,866,345) (d)    $ 23,229,067
                                                                          ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 2.4% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002 the cost of securities for federal income tax purposes was $29,289,874. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                       $   1,153,402
     Gross unrealized depreciation                                          (7,214,209)
                                                                         -------------
     Net unrealized depreciation                                         $  (6,060,807)
                                                                         =============

                 See accompanying notes to financial statements.

                                                      Micro-Cap Growth Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
COMMON STOCK (99.7%)
   BASIC MATERIALS (1.2%)
     Iron and Steel (1.2%)
    45,400   NS Group, Inc. (b)            $   419,950
                                           -----------
   CAPITAL GOODS (8.7%)
     Aerospace/Defense (1.9%)
    30,200   Herley
              Industries, Inc. (b)             640,542
                                           -----------
     Machinery (2.8%)
    47,800   Asyst
              Technologies, Inc. (b)           972,730
                                           -----------
     Manufacturing (2.5%)
    31,900   Hydril Company (b)                854,920
                                           -----------
     Metal Fabrication (1.5%)
    38,100   Tower
              Automotive Inc (b)               531,495
                                           -----------
   COMMUNICATION SERVICES (1.1%)
     Telecommunication (1.1%)
    64,900   Raindance
              Communications, Inc. (b)         373,175
                                           -----------
   CONSUMER CYCLICAL (17.2%)
     Leisure (2.8%)
    16,400   Multimedia
              Games, Inc. (b)                  357,684
    38,300   Tweeter Home
              Entertainment
              Group, Inc. (b)                  625,822
                                           -----------
                                               983,506
                                           -----------
     Retail (7.0%)
    30,700   Charlotte Russe
              Holding, Inc. (b)                685,531
    30,000   Childrens Place
              Retail Stores, Inc. (b)          795,030
    36,300   Goodys Family
              Clothing, Inc. (b)               415,272
    28,700   The Finish
              Line, Inc. (b)                   514,304
                                           -----------
                                             2,410,137
                                           -----------
     Service (6.7%)
    32,300   Coinstar, Inc. (b)                789,735
    30,500   First Consulting
              Group, Inc. (b)                  262,300
    42,800   Magna Entertainment
              Corporation (b)(c)               299,172
    39,100   MTR Gaming
              Group, Inc. (b)                  652,970
    41,800   Scientific Games
              Corporation (b)              $   331,892
                                           -----------
                                             2,336,069
                                           -----------
     Textiles (.7%)
    28,200   Ashworth Inc                      254,082
                                           -----------
   CONSUMER STAPLES (5.0%)
     Beverage (1.3%)
    28,200   The Boston Beer
              Company, Inc. (b)                450,354
                                           -----------
     Restaurants (2.7%)
    11,200   AFC
              Enterprises, Inc. (b)            350,000
    30,000   Buca, Inc. (b)                    571,500
                                           -----------
                                               921,500
                                           -----------
     Service (1.0%)
    60,300   Labor Ready, Inc.                 352,755
                                           -----------
   ENERGY (9.3%)
     Oil (1.4%)
    58,800   Horizon
              Offshore, Inc. (b)               496,272
                                           -----------
     Oil & Gas (7.9%)
    14,400   Evergreen
              Resources, Inc. (b)              612,000
    26,600   Natco Group, Inc. (b)             219,450
    67,900   Superior Energy
              Services, Inc. (b)               689,185
    74,900   Ultra Petroleum
              Corporation (b)                  568,491
    27,300   Universal Compression
              Holdings (b)                     651,378
                                           -----------
                                             2,740,504
                                           -----------
   FINANCIAL (1.5%)
     Insurance (.7%)
    16,200   Hub
              International, Ltd. (c)          244,296
                                           -----------
     Investment Bankers/Brokers (.8%)
    16,200   Digital Insight
              Corporation (b)                  266,490
                                           -----------
   HEALTH CARE (26.6%)
     Biotechnology (3.9%)
    31,300   Cell
              Therapeutics, Inc. (b)           170,867

                 See accompanying notes to financial statements.

                                       115

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
    23,000   Charles River
             Laboratories
              International (b)            $   806,150
    63,600   Harvard
              Bioscience, Inc. (b)             355,524
                                           -----------
                                             1,332,541
                                           -----------
     Drugs (8.8%)
    37,900   Bentley
              Pharmaceuticals, Inc. (b)        439,640
    35,700   Biomar
              Pharmaceutical Inc (b)           186,318
    27,000   Cubist
              Pharmaceuticals, Inc. (b)        254,070
    31,100   First Horizon
              Pharmaceutical
              Corporation (b)                  643,459
    46,000   Genta, Inc. (b)                   381,340
    27,600   Ilex Oncology, Inc. (b)           388,884
    50,800   Pain
              Therapeutics, Inc. (b)           424,688
    63,100   POZEN , Inc. (b)                  326,858
                                           -----------
                                             3,045,257
                                           -----------
     Managed Care (1.3%)
    32,750   Option Care, Inc. (b)             449,985
                                           -----------
     Medical Products/Supplies (9.6%)
     7,300   Advanced
              Neuromodulation
              Systems, Inc.                    222,650
    22,400   Conceptus, Inc.                   369,376
    62,100   Connetics
              Corporation (b)                  802,270
    29,000   Endocare, Inc. (b)                383,090
    27,900   MedSource
              Technologies, Inc. (b)           341,775
    36,800   OraSure
              Technologies, Inc. (b)           239,200
    20,600   Polymedica
              Corporation (b)                  526,124
    13,300   Rita Medical
              Systems, Inc. (b)                133,000
    11,500   Wilson Greatbatch
               Technologies, Inc. (b)          293,020
                                           -----------
                                             3,310,505
                                           -----------
     Special Services (3.0%)
    16,400   aaiPharma, Inc. (b)               368,672
    14,600   AMN Healthcare
              Services, Inc. (b)           $   511,146
    17,200   Bio-Reference
              Laboratories, Inc. (b)           163,228
                                           -----------
   TECHNOLOGY (29.1%)
     Communications Equipment (1.9%)
    32,200   Microtune, Inc. (b)               286,902
    21,800   Verisity, Ltd. (b)                378,012
                                           -----------
                                               664,914
                                           -----------
     Computer Networking (1.4%)
    32,500   Alloy Online, Inc. (b)            469,300
                                           -----------
     Computer Services & Software (8.6%)
    34,800   Centillium
              Communications, Inc.             303,456
   108,700   Acclaim
              Entertainment, Inc. (b)          383,711
    28,700   Aspen
              Technology, Inc. (b)             239,358
    16,100   Lawson
              Software, Inc. (b)                92,897
    46,100   Mapinfo
              Corporation (b)                  419,510
    48,400   Midway
              Games, Inc. (b)                  411,400
    12,300   Nassda
              Corporation (b)                  152,151
     4,700   NetFlix.com, Inc. (b)              65,753
    17,200   NetScreen
              Technologies, Inc. (b)           157,896
    27,400   PracticeWorks, Inc.               493,200
    12,400   Tripos, Inc. (b)                  270,320
                                           -----------
                                             2,989,652
                                           -----------
     Electrical Defense (2.0%)
    24,800   EDO Corporation                   706,800
                                           -----------
     Electrical Instruments (.3%)
    14,000   Zygo Corporation (b)              112,700
                                           -----------
     Electrical Semiconductor (6.5%)
    43,900                                     271,302
    21,100   02Micro
              International,
              Ltd. (b)(c)                      218,385
    31,500   Artisan
              Components, Inc. (b)             283,500
    17,100   Exar Corporation (b)              337,212
    43,800   Integrated Silicon
              Solution, Inc. (b)               390,696

                 See accompanying notes to financial statements.

                                       116

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
    33,100   Virage Logic
              Corporation (b)              $   430,962
    13,500   Zoran Corporation (b)             309,285
                                           -----------
                                             2,241,342
                                           -----------
     Electronics - Computer
      Distribution (4.1%)
    13,400   CoorsTek, Inc. (b)                414,194
    25,900   OSI Systems, Inc. (b)             513,597
    27,700   Sypris Solutions, Inc.            504,694
                                           -----------
                                             1,432,485
                                           -----------
     Equipment Semiconductor (3.4%)
    14,400   Mykrolis
              Corporation (b)                  170,064
    21,700   Nanometrics, Inc. (b)         $   344,574
    14,900   Photronics, Inc. (b)              282,206
    34,200   Therma-Wave, Inc. (b)             389,538
                                           -----------
                                             1,186,382
                                           -----------
     Service - Data Processing (.9%)
    14,200   Intercept
              Incorporated (b)                 294,224
                                           -----------
Total common stock
  (cost: $38,958,836)                       34,527,910
                                           -----------

SHORT-TERM SECURITIES (.2%)
    63,645   Wells Fargo & Company --
               Cash Investment Fund,
               current rate 1.740%              63,645
                                           -----------
             Total short-term securities
              (cost: $63,645)                   63,645
                                           -----------
             Total investments in
              securities
               (cost: $39,022,481)(d)      $34,591,555
                                           ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 2.2% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002 the cost of securities for federal income tax purposes was $39,022,480. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation        $  4,075,028
     Gross unrealized depreciation          (8,505,953)
                                          ------------
     Net unrealized depreciation          $ (4,430,925)
                                          ============

                 See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities
JUNE 30, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
COMMON STOCK (95.8%)
   CAPITAL GOODS (1.3%)
     Manufacturing (1.3%)
    12,000   St. Joe Company               $   360,240
                                           -----------
   CONSUMER CYCLICAL (6.8%)
     Building Materials (2.7%)
     2,400   Centex Corporation                138,696
     6,900   Dominion
              Homes, Inc. (b)                  139,587
     3,100   Kaufman and Broad
              Home Corporation                 159,681
     3,500   Masco Corporation                  94,885
     1,900   Pulte Corporation                 109,212
     3,900   Standard Pacific
              Corporation                      136,812
                                           -----------
                                               778,873
                                           -----------
     Lodging - Hotel (3.8%)
    26,000   Extended Stay
              America, Inc. (b)                421,720
    37,600   Hilton Hotels                     522,640
    10,800   Prime Hospitality
              Corporation                      139,860
                                           -----------
                                             1,084,220
                                           -----------
     Retail (.3%)
     2,700   Home Depot, Inc.                   99,171
                                           -----------
   FINANCIAL (87.7%)
     Insurance (.6%)
     2,000   Expeditor Washington
              International, Inc. (b)          160,000
                                           -----------
     Real Estate (6.2%)
    65,010   Boardwalk
              Equities, Inc. (c)               643,599
    33,700   Brookfield Properties
              Corporation (c)                  677,370
    16,200   Catellus Development
              Corporation (b)                  330,804
     3,800   Forest City Enterprises           132,050
                                           -----------
                                             1,783,823
                                           -----------
     Real Estate Investment Trust (80.9%)
    19,000   Urstadt Biddle
              Properties                       207,670
     4,400   AMB Property
              Corporation                      136,400
     9,500   American Mortgage
              Acceptance
              Corporation                      127,300
     8,300   AMLI Residential Properties   $   215,800
    20,760   Apartment Investment &
              Management Company             1,021,392
    11,300   Archstone
              Communities Trust                301,710
     3,800   Arden Realty, Inc.                106,932
     8,350   Avalonbay
              Communities, Inc.                387,774
    14,300   Boston Properties, Inc.           571,285
    13,700   Brandywine
              Realty Trust                     354,830
    12,800   Camden Property Trust             473,984
     5,450   Capital
               Automotive Reit                 130,037
    19,300   Carramerica Realty
              Corporation                      595,405
    12,600   CBL & Associates
              Properties, Inc.                 510,300
    15,200   Chelsea Property
              Group, Inc.                      508,440
    14,050   Corporate Office
              Properties Trust                 204,989
    26,300   Developers Diversified
              Realty Corporation               592,013
    12,400   Entertainment
              Properties Trust                 305,536
    33,200   Equity Office
              Properties Trust                 999,320
    35,000   Equity One, Inc.                  486,500
    25,100   Equity Residential                721,625
     5,400   Essex Property
              Trust, Inc.                      295,380
    23,100   Felcor Suite
              Hotels, Inc.                     423,885
    10,400   First Industrial
              Realty Trust                     341,640
    11,500   General Growth
              Properties, Inc.                 586,500
    11,800   Glimcher Realty Trust             217,120
    13,600   Great Lakes REIT Inc.             258,128
    10,600   Heritage Property
              Investment Trust                 283,126
     9,100   Highwoods
              Properties, Inc.                 237,510
    41,000   Host Marriott
              Corporation                      463,300
    11,800   Istar Financial, Inc.             336,300
    14,900   Keystone
              Property Trust                   236,612

                 See accompanying notes to financial statements.

                                       118

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
    20,550   Kimco Realty
              Corporation                  $   688,220
     2,500   Lennar Corporation                153,000
     8,200   Liberty Property Trust            287,000
    11,200   Meristar Hospitality
              Corporation                      170,800
    12,500   Mid-Atlantic
              Realty Trust                     220,000
    12,700   Mills Corporation                 393,700
    21,500   P.S. Business
              Parks, Inc.                      751,425
     5,300   Pan Pacific Retail
              Properties, Inc.                 178,504
     5,700   Prentiss Properties
              Trust                            180,975
    66,200   Prologis                        1,721,200
     8,200   Public Storage, Inc.              304,220
    25,100   Ramco Gershenson                  505,765
    14,900   Reckson Associates
              Realty Corporation           $   371,010
     3,526   Reckson Associates
              Realty Corporation                91,500
    25,900   Simon Property
              Group, Inc.                      954,415
     4,400   SL Green Realty
              Corporation                      156,860
    26,100   Starwood Hotels &
              Resorts
              Worldwide, Inc.                  858,429
    21,900   The Rouse Company                 721,167
    25,300   Trizec Properties, Inc.           426,558
    18,000   Vornado Realty Trust              828,000
    57,900   Winston Hotels, Inc.              549,471
                                           -----------
                                            23,150,962
                                           -----------
Total common stock
  (cost: $24,078,687)                       27,417,289
                                           -----------

SHORT-TERM SECURITIES (7.10%)
       586   Blackrock Provident, current
              rate 1.792%                          586
   480,263   Federated Money Market
              Obligations Trust -- Prime
              Obligation Fund, current
              rate 1.860%                      480,263
   128,928   Wells Fargo & Company --
              Treasury Plus Fund, current
              rate 1.692%                      128,927
 1,407,763   Wells Fargo & Company -- Cash
              Investment Fund, current
              rate 1.747%                    1,407,763
                                           -----------
             Total short-term securities
              (cost: $2,017,539)             2,017,539
                                           -----------
             Total investments in
              securities
              (cost: $26,096,226) (d)      $29,434,828
                                           ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 4.6% of net assets in foreign securities as of June 30, 2002.
(d) At June 30, 2002 the cost of securities for federal income tax purposes was $26,444,150. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation        $  3,112,386
     Gross unrealized depreciation            (121,708)
                                          ------------
     Net unrealized appreciation          $  2,990,678
                                          ============

                 See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Statement of Assets and Liabilities
JUNE 30, 2002
(UNAUDITED)

                                                                                                          MONEY
                                                                             GROWTH          BOND        MARKET
                                                                            PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                          -------------  ------------  ------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                         $ 238,749,970  $254,433,628  $156,497,768
Cash in bank on demand deposit                                                        -       145,455             -
Receivable for Fund shares sold                                                 137,622       430,816       114,067
Receivable for investment securities sold                                     5,350,293    19,762,503        19,310
Dividends and accrued interest receivable                                       178,279     2,678,190       295,381
Receivable for refundable foreign income taxes withheld                               -             -             -
Collateral for securities loaned (note 7)                                    14,448,601     9,463,209             -
                                                                          -------------  ------------  ------------
     Total assets                                                           258,864,765   286,913,801   156,926,526
                                                                          -------------  ------------  ------------

                         LIABILITIES
Bank overdraft                                                                        -             -             -
Bank overdraft of foreign currencies                                                  -             -             -
Payable for Fund shares repurchased                                             412,713       361,601       891,340
Dividends payable to shareholders                                                     -             -        21,143
Payable for investment securities purchased                                   7,483,107    24,882,569             -
Payable to Adviser                                                              139,703       114,742        74,889
Other payable                                                                         -             -             -
Payable upon return of securities loaned (note 7)                            14,448,601     9,463,209             -
                                                                          -------------  ------------  ------------
     Total liabilities                                                       22,484,124    34,822,121       987,372
                                                                          -------------  ------------  ------------
Net assets applicable to outstanding capital stock                        $ 236,380,641  $252,091,680  $155,939,154
                                                                          =============  ============  ============
Represented by:
  Capital stock - authorized 10 trillion shares of $.01 par value:        $   1,823,244  $  2,052,682  $  1,559,392
  Additional paid-in capital                                                331,459,449   247,708,906   154,379,762
  Undistributed net investment income                                            95,830     6,713,369             -
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                       (103,931,451)   (8,473,998)            -
  Unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities in foreign
   currencies                                                                 6,933,569     4,090,721             -
                                                                          -------------  ------------  ------------
     Total - representing net assets applicable to
      outstanding capital stock                                           $ 236,380,641  $252,091,680  $155,939,154
                                                                          =============  ============  ============
Net asset value per share of outstanding capital stock                    $        1.30  $       1.23  $       1.00
                                                                          =============  ============  ============
 * Identified cost                                                        $ 231,816,401  $250,342,908  $156,497,768
** Shares outstanding                                                       182,324,431   205,268,176   155,939,154
 + Including securities on loan of                                        $  14,017,994  $  9,150,506            --

See accompanying notes to financial statements.

                                       120

                                                                              ASSET          MORTGAGE
                                                                           ALLOCATION       SECURITIES       INDEX 500
                                                                            PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                          ------------     ------------     ------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                         $427,474,283     $226,936,940     $459,618,389
Cash in bank on demand deposit                                                       -          402,727                3
Receivable for Fund shares sold                                                211,454          393,669          233,887
Receivable for investment securities sold                                    7,597,917        1,532,258           22,102
Dividends and accrued interest receivable                                    1,681,081        1,366,012          556,123
Receivable for refundable foreign income taxes withheld                              -                -                -
Collateral for securities loaned (note 7)                                   32,142,313                -       50,986,348
                                                                          ------------     ------------     ------------
     Total assets                                                          469,107,048      230,631,606      511,416,852
                                                                          ------------     ------------     ------------

                         LIABILITIES
Bank overdraft                                                                       -                -                -
Bank overdraft of foreign currencies                                                 -                -                -
Payable for Fund shares repurchased                                            789,801          163,086          500,290
Dividends payable to shareholders                                                    -                -                -
Payable for investment securities purchased                                  7,538,070        6,587,473            8,057
Payable to Adviser                                                             221,476          130,054          191,480
Other payable                                                                        -                -                -
Payable upon return of securities loaned (note 7)                           32,142,313                -       50,986,348
                                                                          ------------     ------------     ------------
     Total liabilities                                                      40,691,660        6,880,613       51,686,175
                                                                          ------------     ------------     ------------
Net assets applicable to outstanding capital stock                        $428,415,388     $223,750,993     $459,730,678
                                                                          ============     ============     ============
Represented by:
  Capital stock - authorized 10 trillion shares of $.01 par value:        $  3,103,347     $  1,806,333     $  1,527,429
  Additional paid-in capital                                               509,373,656      210,095,575      350,795,681
  Undistributed net investment income                                        5,606,766        7,792,723        2,684,672
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                       (96,407,589)      (1,593,530)     (19,112,185)
  Unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities in foreign
   currencies                                                                6,739,208        5,649,892      123,835,081
                                                                          ------------     ------------     ------------
     Total - representing net assets applicable to
      outstanding capital stock                                           $428,415,388     $223,750,993     $459,730,678
                                                                          ============     ============     ============
Net asset value per share of outstanding capital stock                    $       1.38     $       1.24     $       3.01
                                                                          ============     ============     ============
 * Identified cost                                                        $420,735,077     $221,287,048     $335,810,804
** Shares outstanding                                                      310,334,706      180,633,311      152,742,854
 + Including securities on loan of                                        $ 31,196,756               --     $ 49,202,879

                                                                                                            SMALL        MATURING
                                                                             CAPITAL      INTERNATIONAL    COMPANY      GOVERNMENT
                                                                          APPRECIATION        STOCK        GROWTH        BOND 2002
                                                                            PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                          ------------    -------------  ------------   ----------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                         $181,949,130    $ 279,889,158  $149,596,215   $7,194,497
Cash in bank on demand deposit                                                       -                -             -        5,186
Receivable for Fund shares sold                                                 97,782           30,497        45,787           48
Receivable for investment securities sold                                            -                -       296,040            -
Dividends and accrued interest receivable                                       62,977          519,091        35,145          227
Receivable for refundable foreign income taxes withheld                              -          354,125             -            -
Collateral for securities loaned (note 7)                                   21,600,060       46,456,308    35,530,620            -
                                                                          ------------    -------------  ------------   ----------
     Total assets                                                          203,709,949      327,249,179   185,503,807    7,199,958
                                                                          ------------    -------------  ------------   ----------

                         LIABILITIES
Bank overdraft                                                                       -           63,692             -            -
Bank overdraft of foreign currencies                                                 -           92,493             -            -
Payable for Fund shares repurchased                                            286,591          340,473       271,303          338
Dividends payable to shareholders                                                    -                -             -            -
Payable for investment securities purchased                                          -          265,083       179,913            -
Payable to Adviser                                                             131,069          229,513       132,834        3,874
Other payable                                                                        -           30,152             -            -
Payable upon return of securities loaned (note 7)                           21,600,060       46,456,308    35,530,620            -
                                                                          ------------    -------------  ------------   ----------
     Total liabilities                                                      22,017,720       47,477,714    36,114,670        4,212
                                                                          ------------    -------------  ------------   ----------
Net assets applicable to outstanding capital stock                        $181,692,229    $ 279,771,465  $149,389,137   $7,195,746
                                                                          ============    =============  ============   ==========
Represented by:
  Capital stock - authorized 10 trillion shares of $.01 par value:        $  1,503,879    $   2,090,006  $  1,941,484   $   64,779
  Additional paid-in capital                                               298,312,501      294,270,140   232,185,657    6,871,210
  Undistributed net investment income                                          (82,080)       4,263,013      (657,442)     157,867
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                       (92,159,106)      (5,069,092)  (50,076,934)     (20,056)
  Unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities in foreign
   currencies                                                              (25,882,965)     (15,782,602)  (34,003,628)     121,946
                                                                          ------------    -------------  ------------   ----------
     Total - representing net assets applicable to
      outstanding capital stock                                           $181,692,229    $ 279,771,465  $149,389,137   $7,195,746
                                                                          ============    =============  ============   ==========
Net asset value per share of outstanding capital stock                    $       1.21    $        1.34  $       0.77   $     1.11
                                                                          ============    =============  ============   ==========
 * Identified cost                                                        $207,832,096    $ 295,693,270  $183,599,843   $7,072,551
** Shares outstanding                                                      150,387,936      209,000,615   194,148,393    6,477,855
 + Including securities on loan of                                        $ 21,324,993    $  43,533,979  $ 34,320,979           --

                                       121

                                                                      MATURING         MATURING
                                                                     GOVERNMENT       GOVERNMENT           VALUE
                                                                     BOND 2006        BOND 2010            STOCK
                                                                     PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                                     ----------       ----------       ------------
                           ASSETS
Investments in securities, at market value -- see accompanying
  schedule for detailed listing*+                                    $8,779,093       $5,846,272       $133,708,995
Cash in bank on demand deposit                                            8,135            8,637                  -
Receivable for Fund shares sold                                          10,710            4,796             90,894
Receivable for investment securities sold                                     -                -          2,096,854
Dividends and accrued interest receivable                                    27               32            111,098
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 4)                                  -                -                  -
Receivable for refundable foreign income taxes withheld                       -                -                  -
Collateral for securities loaned (note 7)                                     -                -          5,978,966
Variation margin receivable (note 6)                                          -                -                  -
                                                                     ----------       ----------       ------------
     Total assets                                                     8,797,965        5,859,737        141,986,807
                                                                     ----------       ----------       ------------

                         LIABILITIES
Payable for Fund shares repurchased                                         404              393            208,865
Payable for investment securities purchased                                   -                -          2,486,699
Unrealized depreciation on forward foreign currency
  contracts held at value                                                     -                -                  -
Payable to Adviser                                                        4,700            3,124             76,330
Other payables                                                                -                -                  -
Payable upon return of securities loaned (note 7)                             -                -          5,978,966
                                                                     ----------       ----------       ------------
     Total liabilities                                                    5,104            3,517          8,750,860
                                                                     ----------       ----------       ------------
Net assets applicable to outstanding capital stock                   $8,792,861       $5,856,220       $133,235,947
                                                                     ==========       ==========       ============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value:  $   68,862       $   43,191       $    938,721
   Additional paid-in capital                                         7,829,527        5,172,071        146,084,274
   Undistributed net investment income                                  222,762          153,585            736,962
   Accumulated net realized gains (losses) from investments
    and foreign currency transactions                                   (86,351)         (46,289)       (20,377,591)
   Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                          758,061          533,662          5,853,581
                                                                     ----------       ----------       ------------
     Total - representing net assets applicable to
      outstanding capital stock                                      $8,792,861       $5,856,220       $133,235,947
                                                                     ==========       ==========       ============
Net asset value per share of outstanding capital stock               $     1.28       $     1.36       $       1.42
                                                                     ==========       ==========       ============
 * Identified cost                                                   $8,021,032       $5,312,610       $127,855,414
** Shares outstanding                                                 6,886,157        4,319,104         93,872,111
 + Including securities on loan of                                           --               --       $  5,837,493

See accompanying notes to financial statements.

                                       122

                                                                        SMALL
                                                                       COMPANY        GLOBAL      INDEX 400     MACRO-CAP
                                                                        VALUE          BOND        MID-CAP        VALUE
                                                                      PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                                     -----------    -----------   -----------  -----------
                           ASSETS
Investments in securities, at market value -- see accompanying
  schedule for detailed listing*+                                    $63,420,906    $45,866,416   $43,401,730  $23,229,067
Cash in bank on demand deposit                                                 -        381,432             -          172
Receivable for Fund shares sold                                          179,739         55,170        39,291        6,262
Receivable for investment securities sold                                 55,811              -         6,068       21,996
Dividends and accrued interest receivable                                 32,810        891,098        30,635       30,373
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 4)                                   -        754,599             -            -
Receivable for refundable foreign income taxes withheld                        -            995             -            -
Collateral for securities loaned (note 7)                             10,339,787              -     5,370,211    1,575,841
Variation margin receivable (note 6)                                           -              -        10,816           --
                                                                     -----------    -----------   -----------  -----------
     Total assets                                                     74,029,053     47,949,710    48,858,751   24,863,711
                                                                     -----------    -----------   -----------  -----------

                         LIABILITIES
Payable for Fund shares repurchased                                       98,514         48,688        76,293       42,605
Payable for investment securities purchased                              134,671        375,771        57,884       43,751
Unrealized depreciation on forward foreign currency
  contracts held at value                                                      -        809,977             -            -
Payable to Adviser                                                        56,402         54,308        21,495       36,720
Other payables                                                                 -          1,312             -            -
Payable upon return of securities loaned (note 7)                     10,339,787              -     5,370,211    1,575,841
                                                                     -----------    -----------   -----------  -----------
     Total liabilities                                                10,629,374      1,290,056     5,525,883    1,698,917
                                                                     -----------    -----------   -----------  -----------
Net assets applicable to outstanding capital stock                   $63,399,679    $46,659,654   $43,332,868  $23,164,794
                                                                     ===========    ===========   ===========  ===========
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value:  $   490,572    $   462,433   $   396,557  $   289,700
   Additional paid-in capital                                         57,943,229     45,046,480    44,725,204   31,424,073
   Undistributed net investment income                                  (118,809)       254,221       115,587       43,085
   Accumulated net realized gains (losses) from investments
    and foreign currency transactions                                    507,720       (775,386)   (1,220,662)  (2,954,786)
   Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                         4,576,967      1,671,906      (683,818)  (5,637,278)
                                                                     -----------    -----------   -----------  -----------
     Total - representing net assets applicable to
      outstanding capital stock                                      $63,399,679    $46,659,654   $43,332,868  $23,164,794
                                                                     ===========    ===========   ===========  ===========
Net asset value per share of outstanding capital stock               $      1.29    $      1.01   $      1.09  $      0.80
                                                                     ===========    ===========   ===========  ===========
 * Identified cost                                                   $58,843,939    $44,178,459   $44,052,542  $28,866,345
** Shares outstanding                                                 49,057,168     46,243,301    39,655,675   28,970,007
 + Including securities on loan of                                   $ 9,965,537             --   $ 5,220,702  $ 1,527,595

                                                                      MICRO-CAP           REAL ESTATE
                                                                       GROWTH             SECURITIES
                                                                      PORTFOLIO            PORTFOLIO
                                                                     -----------          -----------
                           ASSETS
Investments in securities, at market value -- see accompanying
  schedule for detailed listing*+                                    $34,591,555          $29,434,828
Cash in bank on demand deposit                                                 -                    -
Receivable for Fund shares sold                                           36,543              190,705
Receivable for investment securities sold                                116,257              448,181
Dividends and accrued interest receivable                                  3,679              136,387
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 4)                                   -                    -
Receivable for refundable foreign income taxes withheld                        -                    -
Collateral for securities loaned (note 7)                              9,760,893            2,062,664
Variation margin receivable (note 6)                                           -                    -
                                                                     -----------          -----------
     Total assets                                                     44,508,927           32,272,765
                                                                     -----------          -----------

                         LIABILITIES
Payable for Fund shares repurchased                                       64,159               36,525
Payable for investment securities purchased                               21,735            1,550,043
Unrealized depreciation on forward foreign currency
  contracts held at value                                                      -                    -
Payable to Adviser                                                        38,361                7,353
Other payables                                                                 -                    -
Payable upon return of securities loaned (note 7)                      9,760,893            2,062,664
                                                                     -----------          -----------
     Total liabilities                                                 9,885,148            3,656,585
                                                                     -----------          -----------
Net assets applicable to outstanding capital stock                   $34,623,779          $28,616,180
                                                                     ===========          ===========
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value:  $   283,386          $   259,330
   Additional paid-in capital                                         52,384,487           24,803,286
   Undistributed net investment income                                  (219,206)             320,275
   Accumulated net realized gains (losses) from investments
    and foreign currency transactions                                (13,393,963)            (105,313)
   Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                        (4,430,925)           3,338,602
                                                                     -----------          -----------
     Total - representing net assets applicable to
      outstanding capital stock                                      $34,623,779          $28,616,180
                                                                     ===========          ===========
Net asset value per share of outstanding capital stock               $      1.22          $      1.10
                                                                     ===========          ===========
 * Identified cost                                                   $39,022,481          $26,096,226
** Shares outstanding                                                 28,338,645           25,932,916
 + Including securities on loan of                                   $ 9,469,464          $ 2,006,734

Advantus Series Fund, Inc.
Statements of Operations
PERIOD FROM JANUARY 1, 2002 TO JUNE 30, 2002
(UNAUDITED)

                                                                                                                   MONEY
                                                                                  GROWTH             BOND         MARKET
                                                                                 PORTFOLIO         PORTFOLIO     PORTFOLIO
                                                                                ------------    ------------   ------------
Investment Income
  Interest                                                                      $     65,631    $  7,441,564   $  1,365,667
  Dividends (net of foreign withholding taxes of $506,894 for
   International Stock Portfolio)                                                  1,050,554               -              -
  Income for securities lending activities                                            16,123           9,811              -
Commission reimbursement income (note 10)                                                  -               -              -
                                                                                ------------    ------------   ------------
     Total investment income                                                       1,132,308       7,451,375      1,365,667
                                                                                ------------    ------------   ------------
  Expenses (note 5):
   Investment advisory fee                                                           618,580         358,211        178,777
   Rule 12b-1                                                                        343,655         298,509        178,777
   Custodian fees                                                                      2,996          17,202          1,558
   Administrative services fee                                                        25,800          25,800         25,800
   Auditing and accounting services                                                    7,050           8,150          5,400
   Legal fees                                                                          2,121           2,079          2,079
   Registration fees                                                                       -               -            138
   Printing and shareholder reports                                                   19,566          15,612          9,153
   Directors' fees                                                                     3,105           2,536          1,418
   Insurance                                                                           1,800           1,513          1,136
   S&P Licensing fee                                                                       -               -              -
  Other                                                                               11,805           8,394          4,344
                                                                                ------------    ------------   ------------
     Total expenses                                                                1,036,478         738,006        408,580
                                                                                ------------    ------------   ------------
   Less fees and expenses waived or absorbed by Minnesota Life:                            -               -              -
                                                                                ------------    ------------   ------------
   Total net expenses                                                              1,036,478         738,006        408,580
                                                                                ------------    ------------   ------------
     Investment income (loss) - net                                                   95,830       6,713,369        957,087
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
   Investments (note 3)                                                           (5,935,737)        356,221              -
   Foreign currency transactions                                                           -               -              -
Net change in unrealized appreciation or depreciation on:
  Investments                                                                    (44,924,536)      2,913,989              -
  Translation of assets and liabilities in foreign currency                                -               -              -
                                                                                ------------    ------------   ------------
Net gains (losses) on investments                                                (50,860,273)      3,270,210              -
                                                                                ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations                  (50,764,443)      9,983,579        957,087
                                                                                ============    ============   ============

See accompanying notes to financial statements.

                                       124

                                                                                    ASSET         MORTGAGE
                                                                                 ALLOCATION      SECURITIES      INDEX 500
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                ------------    ------------   ------------
Investment Income
  Interest                                                                      $  5,051,075    $  8,423,299   $     45,600
  Dividends (net of foreign withholding taxes of $506,894 for
   International Stock Portfolio)                                                  2,012,296               -      3,661,516
  Income for securities lending activities                                            31,101           1,083         36,692
Commission reimbursement income (note 10)                                                  -               -              -
                                                                                ------------    ------------   ------------
     Total investment income                                                       7,094,472       8,424,382      3,743,808
                                                                                ------------    ------------   ------------
  Expenses (note 5):
   Investment advisory fee                                                           804,992         343,845        312,626
   Rule 12b-1                                                                        574,994         286,537        626,597
   Custodian fees                                                                      8,283          18,890          4,701
   Administrative services fee                                                        25,800          25,800         25,800
   Auditing and accounting services                                                    8,700           9,250          8,150
   Legal fees                                                                          3,532           2,079          3,843
   Registration fees                                                                   6,616               -            397
   Printing and shareholder reports                                                   31,523          13,125         34,229
   Directors' fees                                                                     4,918           2,481          5,477
   Insurance                                                                           2,538           1,456          2,762
   S&P Licensing fee                                                                       -               -         18.857
  Other                                                                               15,812               -         15,698
                                                                                ------------    ------------   ------------
     Total expenses                                                                1,487,708         703,463      1,059,137
                                                                                ------------    ------------   ------------
   Less fees and expenses waived or absorbed by Minnesota Life:                            -               -              -
                                                                                ------------    ------------   ------------
     Total net expenses                                                            1,487,708         703,463      1,059,137
                                                                                ------------    ------------   ------------
     Investment income (loss) - net                                                5,606,764       7,720,919      2,684,671
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
   Investments (note 3)                                                            9,747,243         347,742     (7,106,520)
   Foreign currency transactions                                                           -               -              -
Net change in unrealized appreciation or depreciation on:
  Investments                                                                    (38,600,247)      3,849,824    (66,795,439)
  Translation of assets and liabilities in foreign currency                                -               -              -
                                                                                ------------    ------------   ------------
Net gains (losses) on investments                                                (28,853,004)      4,197,566    (73,901,959)
                                                                                ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations                  (23,246,240)     11,918,485    (71,217,288)
                                                                                ============    ============   ============

                                                                                                                   SMALL
                                                                                   CAPITAL      INTERNATIONAL     COMPANY
                                                                                APPRECIATION        STOCK         GROWTH
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                ------------    ------------   ------------
Investment Income
  Interest                                                                      $     94,174    $  4,941,977   $    104,834
  Dividends (net of foreign withholding taxes of $506,894 for
   International Stock Portfolio)                                                    633,511         379,695         56,034
  Income for securities lending activities                                            21,861         288,417         32,058
Commission reimbursement income (note 10)                                             77,511          14,603              -
                                                                                ------------    ------------   ------------
     Total investment income                                                         827,058       5,624,692        192,926
                                                                                ------------    ------------   ------------
  Expenses (note 5):
   Investment advisory fee                                                           559,809         834,760        570,673
   Rule 12b-1                                                                        279,904         351,261        219,489
   Custodian fees                                                                      3,159          49,565          4,972
   Administrative services fee                                                        25,800          18,600         25,800
   Auditing and accounting services                                                    7,363          69,395          7,600
   Legal fees                                                                          2,079           2,140          2,079
   Registration fees                                                                   3,973              15              -
   Printing and shareholder reports                                                   20,151          18,223         12,637
   Directors' fees                                                                     2,704           2,874          1,913
   Insurance                                                                           1,775           1,720          1,261
   S&P Licensing fee                                                                       -               -              -
  Other                                                                                2,422          13,126          3,944
                                                                                ------------    ------------   ------------
     Total expenses                                                                  909,139       1,361,679        850,368
                                                                                ------------    ------------   ------------
   Less fees and expenses waived or absorbed by Minnesota Life:                            -               -              -
                                                                                ------------    ------------   ------------
     Total net expenses                                                              909,139       1,361,679        850,368
                                                                                ------------    ------------   ------------
     Investment income (loss) - net                                                  (82,080)      4,263,013       (657,442)
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
   Investments (note 3)                                                          (31,883,910)     (2,721,597)   (14,501,149)
   Foreign currency transactions                                                           -        (119,094)             -
Net change in unrealized appreciation or depreciation on:
  Investments                                                                    (28,683,589)     (1,325,203)    (24,110,745)
  Translation of assets and liabilities in foreign currency                                -          43,311               -
                                                                                ------------    ------------   ------------
Net gains (losses) on investments                                                (60,567,499)     (4,122,583)   (38,611,894)
                                                                                ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations                  (60,649,579)        140,430    (39,269,336)
                                                                                ============    ============   ============

                                                                                 MATURING
                                                                                 GOVERNMENT
                                                                                 BOND 2002
                                                                                 PORTFOLIO
                                                                                ------------
Investment Income
  Interest                                                                      $    181,960
  Dividends (net of foreign withholding taxes of $506,894 for
   International Stock Portfolio)                                                          -
  Income for securities lending activities                                                 -
Commission reimbursement income (note 10)                                                  -
                                                                                ------------
     Total investment income                                                         181,960
                                                                                ------------
  Expenses (note 5):
   Investment advisory fee                                                             9,287
   Rule 12b-1                                                                              -
   Custodian fees                                                                      6,448
   Administrative services fee                                                        25,800
   Auditing and accounting services                                                    4,725
   Legal fees                                                                             57
   Registration fees                                                                       -
   Printing and shareholder reports                                                      524
   Directors' fees                                                                        59
   Insurance                                                                             180
   S&P Licensing fee                                                                       -
  Other                                                                                   97
                                                                                ------------
     Total expenses                                                                   47,177
                                                                                ------------
   Less fees and expenses waived or absorbed by Minnesota Life:                      (23,084)
                                                                                ------------
     Total net expenses                                                               24,093
                                                                                ------------
     Investment income (loss) - net                                                  157,867
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
   Investments (note 3)                                                                  160
   Foreign currency transactions                                                           -
Net change in unrealized appreciation or depreciation on:
  Investments                                                                        (67,567)
  Translation of assets and liabilities in foreign currency                                -
                                                                                ------------
Net gains (losses) on investments                                                    (67,407)
                                                                                ------------
Net increase (decrease) in net assets resulting from operations                       90,460
                                                                                ============

                                       125

                                                                                  MATURING       MATURING
                                                                                 GOVERNMENT     GOVERNMENT      VALUE
                                                                                 BOND 2006      BOND 2010       STOCK
                                                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                                -----------    -----------   -----------
Investment Income
  Interest                                                                      $   251,139    $   172,205   $    17,277
  Dividends                                                                               -              -     1,287,312
  Income for securities lending activities                                                -              -         7,112
                                                                                -----------    -----------   -----------
     Total investment income                                                        251,139        172,205     1,311,701
                                                                                -----------    -----------   -----------
Expenses (note 5):
  Investment advisory fee                                                            10,937          7,177       353,703
  Rule 12b-1                                                                              -              -       176,851
  Custodian fees                                                                      6,113          6,222         2,261
  Administrative services fee                                                        25,800         25,800        25,800
  Auditing and accounting services                                                    4,725          4,089         7,050
  Legal fees                                                                             67             44         2,079
  Registration fees                                                                       -              -             -
  Printing and shareholder reports                                                      639            440         4,310
  Directors' fees                                                                       102             64         1,529
  Insurance                                                                             234            191         1,157
  Other                                                                                 205            126             -
                                                                                -----------    -----------   -----------
     Total expenses                                                                  48,822         44,153       574,740
  Less fees and expenses waived or absorbed by Minnesota Life:                      (20,446)       (25,533)            -
                                                                                -----------    -----------   -----------
     Total net expenses                                                              28,376         18,620       574,740
                                                                                -----------    -----------   -----------
     Investment income (loss) - net                                                 222,763        153,585       736,961
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
   Investments (note 3)                                                              (5,862)        27,015    (1,836,817)
   Foreign currency transactions                                                          -              -             -
  Net change in unrealized appreciation or depreciation on:
   Investments                                                                      196,167        202,713    (4,462,544)
   Translation of assets and liabilities in foreign currency                              -              -             -
                                                                                -----------    -----------   -----------
Net gains (losses) on investments                                                   190,305        229,728    (6,299,361)
                                                                                -----------    -----------   -----------
Net increase (decrease) in net assets resulting from operations                     413,068        383,313    (5,562,400)
                                                                                ===========    ===========   ===========

See accompanying notes to financial statements.

                                       126

                                                                                   SMALL
                                                                                  COMPANY        GLOBAL       INDEX 400
                                                                                   VALUE          BOND         MID-CAP
                                                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                                -----------    -----------   ------------
Investment Income
  Interest                                                                      $    42,730    $ 1,279,912   $     39,268
  Dividends                                                                         123,089              -        202,868
  Income for securities lending activities                                            6,735              -          5,828
                                                                                -----------    -----------   ------------
     Total investment income                                                        172,554      1,279,912        247,964
                                                                                -----------    -----------   ------------
Expenses (note 5):
  Investment advisory fee                                                           187,234        124,056         32,587
  Rule 12b-1                                                                         66,869         51,690         54,312
  Custodian fees                                                                      3,468         28,015          6,368
  Administrative services fee                                                        25,800         18,600         25,800
  Auditing and accounting services                                                    8,075         35,766          8,650
  Legal fees                                                                            406            310            331
  Registration fees                                                                       -            602              -
  Printing and shareholder reports                                                    2,685          2,685          2,770
  Directors' fees                                                                       474            429            464
  Insurance                                                                             532            535            543
  Other                                                                               9,709          6,125            552
                                                                                -----------    -----------   ------------
     Total expenses                                                                 305,252        268,813        132,377
  Less fees and expenses waived or absorbed by Minnesota Life:(20,446)              (13,889)             -              -
                                                                                -----------    -----------   ------------
     Total net expenses                                                             291,363        268,813        132,377
                                                                                -----------    -----------   ------------
     Investment income (loss) - net                                                (118,809)     1,011,099        115,587
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
   Investments (note 3)                                                             921,198       (583,852)        23,523
   Foreign currency transactions                                                          -        912,166              -
  Net change in unrealized appreciation or depreciation on:
   Investments                                                                   (1,962,879)     2,285,598     (1,940,919)
   Translation of assets and liabilities in foreign currency                              -        339,582              -
                                                                                -----------    -----------   ------------
Net gains (losses) on investments                                                (1,041,681)     2,953,494     (1,917,396)
                                                                                -----------    -----------   ------------
Net increase (decrease) in net assets resulting from operations                  (1,160,490)     3,964,593     (1,801,809)
                                                                                ===========    ===========   ============

                                                                                 MACRO-CAP      MICRO-CAP    REAL ESTATE
                                                                                   VALUE          GROWTH      SECURITIES
                                                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                                -----------    -----------   -----------
Investment Income
  Interest                                                                      $     9,112    $    13,831   $     7,288
  Dividends                                                                         163,609         10,967       412,790
  Income for securities lending activities                                            1,148         26,694         1,318
                                                                                -----------    -----------   -----------
     Total investment income                                                        173,869         51,492       421,396
                                                                                -----------    -----------   -----------
Expenses (note 5):
  Investment advisory fee                                                            63,753        190,492        60,672
  Rule 12b-1                                                                         31,876         50,129        25,280
  Custodian fees                                                                      4,956          2,508         3,969
  Administrative services fee                                                        18,600         25,800        25,800
  Auditing and accounting services                                                   33,116          7,800         7,550
  Legal fees                                                                            195            316           146
  Registration fees                                                                       -              -             -
  Printing and shareholder reports                                                    1,842          2,996         1,360
  Directors' fees                                                                       300            460           204
  Insurance                                                                             441            597           294
  Other                                                                                 512            756           338
                                                                                -----------    -----------   -----------
     Total expenses                                                                 155,591        281,854       125,613
  Less fees and expenses waived or absorbed by Minnesota Life:                      (24,807)       (11,155)      (24,493)
                                                                                -----------    -----------   -----------
     Total net expenses                                                             130,784        270,699       101,120
                                                                                -----------    -----------   -----------
     Investment income (loss) - net                                                  43,085       (219,207)      320,276
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
   Investments (note 3)                                                          (1,139,089)    (1,039,267)      643,544
   Foreign currency transactions                                                          -              -             -
  Net change in unrealized appreciation or depreciation on:
   Investments                                                                   (4,005,259)    (8,186,743)    1,896,937
   Translation of assets and liabilities in foreign currency                              -              -             -
                                                                                -----------    -----------   -----------
Net gains (losses) on investments                                                (5,144,348)    (9,226,010)    2,540,481
                                                                                -----------    -----------   -----------
Net increase (decrease) in net assets resulting from operations                  (5,101,263)    (9,445,217)    2,860,757
                                                                                ===========    ===========   ===========

Advantus Series Fund, Inc.
Statements of Changes in Net Assets
PERIOD FROM JANUARY 1, 2002 TO JUNE 30, 2002 AND YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                  GROWTH                                     BOND
                                                                 PORTFOLIO                                 PORTFOLIO
                                                  -------------------------------------     -------------------------------------
                                                       2002                 2001                 2002                 2001
                                                  ----------------     ----------------     ----------------     ----------------
Operations:
   Investment income - net                        $         95,830     $       (364,706)    $      6,713,369     $     13,301,725
   Net realized gains (losses) on investments           (5,935,737)         (87,287,783)             356,221            4,237,119
   Net change in unrealized appreciation or
     depreciation of investments                       (44,924,536)         (19,261,271)           2,913,989           (1,203,562)
                                                  ----------------     ----------------     ----------------     ----------------

     Net decrease in net assets
        resulting from operations                      (50,764,443)        (106,913,760)           9,983,579           16,335,282
                                                  ----------------     ----------------     ----------------     ----------------
Distributions to shareholders from:
   Investment income - net                                       -                    -                    -          (24,738,440)
   Net realized gains                                            -          (54,563,377)                   -                    -
                                                  ----------------     ----------------     ----------------     ----------------
     Total distributions                                         -          (54,563,377)                   -          (24,738,440)
                                                  ----------------     ----------------     ----------------     ----------------
Capital share transactions (note 8):
   Proceeds from sales:                                 23,369,324           54,812,012           31,984,988           69,997,695
   Shares issued as a result of reinvested
     distributions                                               -           54,563,377                    -           24,738,440
   Payments for redemption of shares                   (34,859,388)         (87,980,316)         (25,195,046)         (38,268,362)
                                                  ----------------     ----------------     ----------------     ----------------

     Increase (decrease) in net assets from
        capital share transactions                     (11,490,064)          21,395,073            6,789,942           56,467,773
                                                  ----------------     ----------------     ----------------     ----------------
     Total increase (decrease) in net assets           (62,254,507)        (140,082,064)          16,773,521           48,064,615
Net assets at beginning of year                        298,635,148          438,717,212          235,318,159          187,253,544
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $    236,380,641     $    298,635,148     $    252,091,680     $    235,318,159
                                                  ================     ================     ================     ================

*  including (distributions in excess) or
   undistributed net investment income of         $         95,830     $              -     $      6,713,369     $              -

See accompanying notes to financial statements.

                                       128

                                                                 MONEY                                      ASSET
                                                                 MARKET                                  ALLOCATION
                                                               PORTFOLIO                                  PORTFOLIO
                                                  -------------------------------------     -------------------------------------
                                                        2002                 2001                 2002                 2001
                                                  ----------------     ----------------     ----------------     ----------------
Operations:
   Investment income - net                        $        957,087     $      5,624,781     $      5,606,764     $     10,320,252
   Net realized gains (losses) on investments                    -                    -            9,747,243          (83,098,519)
   Net change in unrealized appreciation or
     depreciation of investments                                 -                    -          (38,600,247)         (20,500,647)
                                                  ----------------     ----------------     ----------------     ----------------
     Net decrease in net assets
        resulting from operations                          957,087            5,624,781          (23,246,240)         (93,278,914)
                                                  ----------------     ----------------     ----------------     ----------------
Distributions to shareholders from:
   Investment income - net                                (957,087)          (5,624,781)                   -          (10,364,000)
   Net realized gains                                            -                    -                    -          (67,682,594)
                                                  ----------------     ----------------     ----------------     ----------------
     Total distributions                                  (957,087)          (5,624,781)                   -          (78,046,594)
                                                  ----------------     ----------------     ----------------     ----------------
Capital share transactions (note 8):
   Proceeds from sales:                                 83,382,311          141,077,027           26,838,684           70,205,653
   Shares issued as a result of reinvested
     distributions                                         957,087            5,682,900                    -           78,046,594
   Payments for redemption of shares                   (68,457,838)        (190,800,049)         (57,337,188)        (133,738,287)
                                                  ----------------     ----------------     ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                      15,881,560          (44,040,122)         (30,498,504)          14,513,960
                                                  ----------------     ----------------     ----------------     ----------------
     Total increase (decrease) in net assets            15,881,560          (44,040,122)         (53,744,744)        (156,811,548)
Net assets at beginning of year                        140,057,594          184,097,716          482,160,132          638,971,680
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $    155,939,154     $    140,057,594     $    428,415,388     $    482,160,132
                                                  ================     ================     ================     ================

*  including (distributions in excess) or
   undistributed net investment income of         $              -     $              -     $      5,606,766     $              -

                                                                MORTGAGE
                                                               SECURITIES
                                                                PORTFOLIO
                                                  -------------------------------------
                                                       2002                 2001
                                                  ----------------     ---------------
Operations:
   Investment income - net                        $      7,720,919     $     12,865,451
   Net realized gains (losses) on investments              347,742            4,409,940
   Net change in unrealized appreciation or
     depreciation of investments                         3,849,824           (2,420,687)
                                                  ----------------     ----------------
     Net decrease in net assets
        resulting from operations                       11,918,485           14,854,704
                                                  ----------------     ----------------
Distributions to shareholders from:
   Investment income - net                                 (77,647)         (22,990,172)
   Net realized gains                                            -                    -
                                                  ----------------     ----------------
     Total distributions                                   (77,647)         (22,990,172)
                                                  ----------------     ----------------
Capital share transactions (note 8):
   Proceeds from sales:                                 41,305,956           95,517,681
   Shares issued as a result of reinvested
     distributions                                          77,647           22,990,172
   Payments for redemption of shares                   (59,614,701)         (31,372,302)
                                                  ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                     (18,231,098)          87,135,551
                                                  ----------------     ----------------
     Total increase (decrease) in net assets            (6,390,260)          79,000,083
Net assets at beginning of year                        230,141,253          151,141,170
                                                  ----------------     ----------------
Net assets at end of year*                        $    223,750,993     $    230,141,253
                                                  ================     ================

*  including (distributions in excess) or
   undistributed net investment income of         $      7,792,723     $        149,451

                                       129

                                                                                                          CAPITAL
                                                                INDEX 500                               APPRECIATION
                                                                PORTFOLIO                                PORTFOLIO
                                                  -------------------------------------     -------------------------------------
                                                        2002                 2001                 2002                 2001
                                                  ----------------     ----------------     ----------------     ----------------
Operations:
   Investment income - net                        $      2,684,671     $      5,021,650     $        (82,080)    $        340,333
   Net realized gains (losses) on investments           (7,106,520)          (8,316,253)         (31,883,910)         (50,312,335)
   Net change in unrealized appreciation or
     depreciation of investments                       (66,795,439)         (70,124,371)         (28,683,589)         (41,198,605)
                                                  ----------------     ----------------     ----------------     ----------------
     Net decrease in net assets resulting from
        operations                                     (71,217,288)         (73,418,974)         (60,649,579)         (91,170,607)
                                                  ----------------     ----------------     ----------------     ----------------

Distributions to shareholders from:
   Investment income - net                                       -           (5,078,231)                   -             (270,000)
   Net realized gains                                            -           (6,116,192)                   -          (93,368,126)
                                                  ----------------     ----------------     ----------------     ----------------
     Total distributions                                         -          (11,194,423)                   -          (93,638,126)
                                                  ----------------     ----------------     ----------------     ----------------

Capital share transactions (note 8):
   Proceeds from sales:                                 71,307,061          135,214,173           17,236,855           38,497,494
   Shares issued as a result of reinvested
     distributions                                               -           11,194,423                    -           93,638,126
   Payments for redemption of shares                   (61,003,386)        (125,390,272)         (31,649,789)         (71,554,857)
                                                  ----------------     ----------------     ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                      10,303,675           21,018,324          (14,412,934)          60,580,763
                                                  ----------------     ----------------     ----------------     ----------------
     Total increase (decrease) in net assets           (60,913,613)         (63,595,073)         (75,062,511)        (124,227,970)
Net assets at beginning of year                        520,644,291          584,239,364          256,754,742          380,982,712
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $    459,730,678     $    520,644,291     $    181,692,229     $    256,754,742
                                                  ================     ================     ================     ================

*  including (distributions in excess) or
    undistributed net investment income of        $      2,684,672     $              -     $        (82,080)    $              -

See accompanying notes to financial statements.

                                       130

                                                               INTERNATIONAL                           SMALL COMPANY
                                                                  STOCK                                   GROWTH
                                                                PORTFOLIO                                PORTFOLIO
                                                  -------------------------------------     -------------------------------------
                                                        2002                 2001                 2002                  2001
                                                  ----------------     ----------------     ----------------     ----------------
Operations:
   Investment income - net                        $      4,263,013     $      4,778,467     $       (657,442)    $     (1,039,098)
   Net realized gains (losses) on investments           (2,840,691)           5,375,544          (14,501,149)         (34,900,836)
   Net change in unrealized appreciation or
     depreciation of investments                        (1,281,892)         (48,196,132)         (24,110,745)             232,181
                                                  ----------------     ----------------     ----------------     ----------------
     Net decrease in net assets resulting from
        operations                                         140,430          (38,042,121)         (39,269,336)         (35,707,753)
                                                  ----------------     ----------------     ----------------     ----------------
Distributions to shareholders from:
   Investment income - net                                       -          (12,624,142)                   -                    -
   Net realized gains                                            -          (30,986,267)                   -          (77,689,231)
                                                  ----------------     ----------------     ----------------     ----------------
     Total distributions                                         -          (43,610,409)                   -          (77,689,231)
                                                  ----------------     ----------------     ----------------     ----------------
Capital share transactions (note 8):
   Proceeds from sales:                                 35,867,352           47,884,120           18,171,722           38,722,688
   Shares issued as a result of reinvested
     distributions                                               -           43,610,409                    -           77,689,231
   Payments for redemption of shares                   (34,781,474)         (74,226,528)         (23,218,415)         (50,287,336)
                                                  ----------------     ----------------     ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                       1,085,878           17,268,001           (5,046,693)          66,124,583
                                                  ----------------     ----------------     ----------------     ----------------
     Total increase (decrease) in net assets             1,226,308          (64,384,529)         (44,316,029)         (47,272,401)
Net assets at beginning of year                        278,545,157          342,929,686          193,705,166          240,977,567
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $    279,771,465     $    278,545,157     $    149,389,137     $    193,705,166
                                                  ================     ================     ================     ================

*  including (distributions in excess) or
    undistributed net investment income of        $      4,263,013     $              -     $     (1,039,098)    $              -

                                                            MATURING GOVERNMENT
                                                                 BOND 2002
                                                                 PORTFOLIO
                                                  -------------------------------------
                                                        2002                 2001
                                                  ----------------     ----------------
Operations:
   Investment income - net                        $        157,867     $        400,194
   Net realized gains (losses) on investments                  160               50,510
   Net change in unrealized appreciation or
     depreciation of investments                           (67,567)              99,290
                                                  ----------------     ----------------
     Net decrease in net assets resulting from
        operations                                          90,460              549,994
                                                  ----------------     ----------------
Distributions to shareholders from:
   Investment income - net                                       -             (409,119)
   Net realized gains                                            -                    -
                                                  ----------------     ----------------
     Total distributions                                         -             (409,119)
                                                  ----------------     ----------------
Capital share transactions (note 8):
   Proceeds from sales:                                    172,862            1,016,744
   Shares issued as a result of reinvested
     distributions                                               -              409,119
   Payments for redemption of shares                      (763,241)          (2,452,305)
                                                  ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                        (590,379)          (1,026,442)
                                                  ----------------     ----------------
     Total increase (decrease) in net assets              (499,919)            (885,567)
Net assets at beginning of year                          7,695,665            8,581,232
                                                  ----------------     ----------------
Net assets at end of year*                        $      7,195,746     $      7,695,665
                                                  ================     ================

*  including (distributions in excess) or
    undistributed net investment income of        $        157,867     $              -

                                       131

                                                        MATURING GOVERNMENT                         MATURING GOVERNMENT
                                                             BOND 2006                                   BOND 2010
                                                             PORTFOLIO                                   PORTFOLIO
                                                  -------------------------------------     --------------------------------------
                                                        2002                 2001                 2002                 2001
                                                  ----------------     ----------------     ----------------     -----------------
Operations:
   Investment income - net                        $        222,763     $        424,635     $        153,585     $        330,251
   Net realized gains (losses) on investments               (5,862)              10,144               27,015               15,809
   Net change in unrealized appreciation or
     depreciation of investments                           196,167              147,222              202,713             (105,364)
                                                  ----------------     ----------------     ----------------     ----------------
     Net decrease in net assets resulting from
        operations                                         413,068              582,001              383,313              240,696
                                                  ----------------     ----------------     ----------------     ----------------

Distributions to shareholders from:
   Investment income - net                                       -             (426,050)              (5,251)            (632,006)
   Net realized gains                                            -                    -                    -                    -
   Tax return of capital                                         -                    -                    -                    -
                                                  ----------------     ----------------     ----------------     ----------------
     Total distributions                                         -             (426,050)              (5,251)            (632,006)
                                                  ----------------     ----------------     ----------------     ----------------
Capital share transactions (note 8):
   Proceeds from sales:                                    635,048            3,243,297              441,555            1,969,348
   Shares issued as a result of reinvested
     distributions                                               -              426,050                5,251              632,006
   Payments for redemption of shares                      (949,368)          (1,559,790)            (823,437)          (1,892,327)
                                                  ----------------     ----------------     ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                        (314,320)           2,109,557             (376,631)             709,027
                                                  ----------------     ----------------     ----------------     ----------------
     Total increase (decrease) in net assets                98,748            2,265,508                1,431              317,717
Net assets at beginning of year                          8,694,113            6,428,605            5,854,789            5,537,072
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $      8,792,861     $      8,694,113     $      5,856,220     $      5,854,789
                                                  ================     ================     ================     ================

*  including (distributions in excess) or
    undistributed net investment income of        $        222,762     $              -     $        153,585     $          5,250

See accompanying notes to financial statements.

                                       132

                                                                 VALUE                                 SMALL COMPANY
                                                                 STOCK                                     VALUE
                                                               PORTFOLIO                                 PORTFOLIO
                                                  -------------------------------------     -------------------------------------
                                                        2002                 2001                 2002                  2001
                                                  ----------------     ----------------     ----------------     ----------------
Operations:
   Investment income - net                        $        736,961     $      1,663,360     $       (118,809)    $        (48,768)
   Net realized gains (losses) on investments           (1,836,817)         (11,055,053)             921,198            1,476,282
   Net change in unrealized appreciation or
     depreciation of investments                        (4,462,544)          (7,664,798)          (1,962,879)           2,846,609
                                                  ----------------     ----------------     ----------------     ----------------
     Net decrease in net assets resulting from
        operations                                      (5,562,400)         (17,056,491)          (1,160,490)           4,274,123
                                                  ----------------     ----------------     ----------------     ----------------

Distributions to shareholders from:
   Investment income - net                                       -           (1,680,699)                   -                    -
   Net realized gains                                            -                    -                    -           (1,677,879)
   Tax return of capital                                         -                    -                    -             (329,723)
                                                  ----------------     ----------------     ----------------     ----------------
     Total distributions                                         -           (1,680,699)                   -           (2,007,602)
                                                  ----------------     ----------------     ----------------     ----------------

Capital share transactions (note 8):
   Proceeds from sales:                                 14,694,861           30,754,074           32,180,629           26,422,993
   Shares issued as a result of reinvested
     distributions                                               -            1,680,699                    -            2,007,602
   Payments for redemption of shares                   (17,497,369)         (38,230,381)          (8,957,651)         (11,923,855)
                                                  ----------------     ----------------     ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                      (2,802,508)          (5,795,608)          23,222,977           16,506,740
                                                  ----------------     ----------------     ----------------     ----------------
     Total increase (decrease) in net assets            (8,364,908)         (24,532,798)          22,062,487           18,773,261
Net assets at beginning of year                        141,600,855          166,133,653           41,337,192           22,563,931
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $    133,235,947     $    141,600,855     $     63,399,679     $     41,337,192
                                                  ================     ================     ================     ================

*  including (distributions in excess) or
    undistributed net investment income of        $        736,962     $              -     $       (118,809)    $              -

                                                               GLOBAL BOND
                                                                PORTFOLIO
                                                  -------------------------------------
                                                        2002                  2001
                                                  ----------------     ----------------
Operations:
   Investment income - net                        $      1,011,099     $      1,738,402
   Net realized gains (losses) on investments              328,314             (603,028)
   Net change in unrealized appreciation or
     depreciation of investments                         2,625,180           (1,575,890)
                                                  ----------------     ----------------
     Net decrease in net assets resulting from
        operations                                       3,964,593             (440,516)
                                                  ----------------     ----------------

Distributions to shareholders from:
   Investment income - net                                (121,774)            (432,056)
   Net realized gains                                            -                    -
   Tax return of capital                                         -                    -
                                                  ----------------     ----------------
     Total distributions                                  (121,774)            (432,056)
                                                  ----------------     ----------------

Capital share transactions (note 8):
   Proceeds from sales:                                  5,717,916            8,012,751
   Shares issued as a result of reinvested
     distributions                                         121,774              432,056
   Payments for redemption of shares                    (2,980,598)          (4,791,957)
                                                  ----------------     ----------------
     Increase (decrease) in net assets from
        capital share transactions                       2,859,092            3,652,850
                                                  ----------------     ----------------
     Total increase (decrease) in net assets             6,701,911            2,780,278
Net assets at beginning of year                         39,957,743           37,177,465
                                                  ----------------     ----------------
Net assets at end of year*                        $     46,659,654     $     39,957,743
                                                  ================     ================
*  including (distributions in excess) or
    undistributed net investment income of        $        254,221     $       (635,104)

                                       133

                                                            INDEX 400 MID-CAP                            MACRO-CAP VALUE
                                                                PORTFOLIO                                  PORTFOLIO
                                                  -------------------------------------     -------------------------------------
                                                        2002                  2001                2002                 2001
                                                  ----------------     ----------------     ----------------     ----------------
Operations:
  Investment income - net                         $        115,587     $        308,309     $         43,085     $        104,651
  Net realized gains (losses) on investments                23,523              526,223           (1,139,089)          (1,279,162)
  Net change in unrealized appreciation or
   depreciation of investments                          (1,940,919)          (1,069,495)          (4,005,259)          (1,040,899)
                                                  ----------------     ----------------     ----------------     ----------------
   Net decrease in net assets resulting from
    operations                                          (1,801,809)            (234,963)          (5,101,263)          (2,215,410)
                                                  ----------------     ----------------     ----------------     ----------------

Distributions to shareholders from:
  Investment income - net                                        -             (344,749)                   -              (73,922)
  Net realized gains                                             -           (1,274,449)                   -                    -
  Tax return of capital                                          -             (622,161)                   -                    -
                                                  ----------------     ----------------     ----------------     ----------------
    Total distributions                                          -           (2,241,359)                   -              (73,922)
                                                  ----------------     ----------------     ----------------     ----------------

Capital share transactions (note 8):
  Proceeds from sales:                                  10,543,406           16,022,345            5,101,715           11,187,951
  Shares issued as a result of
   reinvested distributions                                      -            2,241,359                    -               73,922
  Payments for redemption of shares                     (6,477,419)         (10,486,711)          (3,714,343)          (9,958,841)
                                                  ----------------     ----------------     ----------------     ----------------
    Increase (decrease) in net assets from
     capital share transactions                          4,065,987            7,776,993            1,387,372            1,303,032
                                                  ----------------     ----------------     ----------------     ----------------
    Total increase (decrease) in net assets              2,264,178            5,300,671           (3,713,891)            (986,300)
Net assets at beginning of year                         41,068,690           35,768,019           26,878,685           27,864,985
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $     43,332,868     $     41,068,690     $     23,164,794     $     26,878,685
                                                  ================     ================     ================     ================

* including (distributions in excess) or
  undistributed net investment income of          $        115,587     $              -     $         43,085     $              -

See accompanying notes to financial statements

                                       134

                                                                                                         REAL ESTATE
                                                             MICRO-CAP GROWTH                             SECURITIES
                                                                 PORTFOLIO                                PORTFOLIO
                                                  -------------------------------------     -------------------------------------
                                                        2002                 2001                 2002                2001
                                                  ----------------     ----------------     ----------------     ----------------
Operations:
  Investment income - net                         $       (219,207)    $       (446,200)    $        320,276     $        500,146
  Net realized gains (losses) on investments            (1,039,267)         (12,126,732)             643,544              385,404
  Net change in unrealized appreciation or
   depreciation of investments                          (8,186,743)           6,637,385            1,896,937              333,586
                                                  ----------------     ----------------     ----------------     ----------------
   Net decrease in net assets resulting from
    operations                                          (9,445,217)          (5,935,547)           2,860,757            1,219,136
                                                  ----------------     ----------------     ----------------     ----------------

Distributions to shareholders from:
  Investment income - net                                        -                    -               (4,101)            (496,045)
  Net realized gains                                             -             (145,400)                   -                    -
  Tax return of capital                                          -                    -                    -                    -
                                                  ----------------     ----------------     ----------------     ----------------
    Total distributions                                          -             (145,400)              (4,101)            (496,045)
                                                  ----------------     ----------------     ----------------     ----------------
Capital share transactions (note 8):
  Proceeds from sales:                                   6,151,583           13,109,564           12,282,936            7,724,138
  Shares issued as a result of
   reinvested distributions                                      -              145,400                4,101              496,045
  Payments for redemption of shares                     (7,111,527)         (14,321,414)          (2,165,568)          (3,252,393)
                                                  ----------------     ----------------     ----------------     ----------------
    Increase (decrease) in net assets from
     capital share transactions                           (959,944)          (1,066,450)          10,121,469            4,967,791
                                                  ----------------     ----------------     ----------------     ----------------
    Total increase (decrease) in net assets            (10,405,161)          (7,147,397)          12,978,125            5,690,882
Net assets at beginning of year                         45,028,940           52,176,337           15,638,055            9,947,173
                                                  ----------------     ----------------     ----------------     ----------------
Net assets at end of year*                        $     34,623,779     $     45,028,940     $     28,616,180     $     15,638,055
                                                  ================     ================     ================     ================

* including (distributions in excess) or
  undistributed net investment income of          $       (219,206)    $              -     $        320,275     $          4,101

Advantus Series Fund, Inc.
Notes to Financial Statements
JUNE 30, 2002

(1)  ORGANIZATION

     Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for Global Bond Portfolio), open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are as follows:

   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

     Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market, International Stock, Macro-Cap Value and Global Bond Portfolios, are valued at market. For International Stock, Macro-Cap Value and Global Bond Portfolios, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share. However, there is no assurance the portfolio will maintain the $1 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

   FUTURES TRANSACTIONS

     To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired.

   FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

     For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2001 which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Growth                                                     $84,877,338
Bond                                                         8,497,262
Asset Allocation                                            80,976,012
Index 500                                                    1,823,263
Mortgage Securities                                          7,567,613
Capital Appreciation                                        56,171,261
Small Company Growth                                        34,513,301
Maturing Government Bond 2002                                   18,647
Maturing Government Bond 2006                                   45,877
Maturing Government Bond 2010                                   44,505
Value Stock                                                 16,576,209
Global Bond                                                  1,028,102
Macro-Cap Value                                              1,373,231
Micro-Cap Growth                                            12,345,979
Real Estate Securities                                         410,249

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

   DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

     Delivery and payment for securities which have been purchased by the Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of June 30, 2002, the Mortgage Securities Portfolio had entered into outstanding, when-issued or forward commitments of $1,592,161. The Mortgage Securities Portfolio has segregated assets with the custodian to cover such when-issued and forward commitments.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended June 30, 2002, the cost of purchases and proceeds from sales of investment securities aggregated $859,286,522 and $841,592,023 respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended June 30, 2002 were as follows:

                                                       PURCHASES               SALES
                                                      ------------         ------------
Growth                                                $131,497,347         $136,236,060
Bond                                                   191,813,254          177,123,370
Asset Allocation                                       299,338,408          324,951,686
Mortgage Securities                                     89,175,927           94,501,685
Index 500                                               29,138,785           11,977,792
Capital Appreciation                                    62,915,005           71,022,896
International Stock                                     73,502,975           74,829,711
Small Company Growth                                    62,038,330           68,565,918
Maturing Government Bond 2002                                    -            2,257,659
Maturing Government Bond 2006                              163,242              234,898
Maturing Government Bond 2010                                    -              254,782
Value Stock                                             76,079,013           76,041,525
Small Company Value                                     21,494,792            3,938,439
Global Bond                                             45,866,416           44,178,459
Index 400 Mid Cap                                        8,428,696            3,675,796
Macro-Cap Value                                          6,493,843            7,221,510
Micro-Cap Growth                                        14,297,979           14,332,510
Real Estate Securities                                  17,428,809            7,597,219

(4)  FORWARD FOREIGN CURRENCY CONTRACTS

     On June 30, 2002, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE         CURRENCY TO BE            CURRENCY TO BE          UNREALIZED      UNREALIZED
  DATE              DELIVERED                 RECEIVED            APPRECIATION    DEPRECIATION
--------        ----------------       --------------------       ------------    ------------
09/06/02        2,184,293    US$           3,900,000    AUD               -         $ 9,029
09/06/02        2,852,100    US$           5,000,000    AUD               -          63,300
08/28/02           38,336    US$             100,000    BRL               -           3,255
08/28/02          158,453    EUR             400,000    BRL               -          15,707
07/22/02        1,038,566    US$           1,640,000    CAD          39,244               -
07/22/02        2,200,063    US$           3,400,000    CAD          34,421               -
09/24/02          826,158    US$           1,257,000    CAD               -           1,572
07/15/02        7,600,000    ZAR             755,602    EUR          10,847               -
08/28/02          500,000    BRL             207,469    EUR          28,892               -
08/30/02       14,500,000    NOK           1,937,078    EUR               -           8,474
09/09/02       68,000,000    JPY             594,042    EUR          15,177               -
01/15/03          400,000    BRL             149,549    EUR           6,159               -
09/12/02        2,800,000    GBP           4,323,356    EUR           7,004               -
09/10/02        1,225,705    US$           1,300,000    EUR          53,719               -
07/15/02        2,000,000    ZAR             199,293    EUR           3,298               -
09/10/02        2,185,805    US$           2,300,000    EUR          77,791               -
09/10/02          876,060    US$             900,000    EUR           9,695               -
09/10/02        1,385,440    US$           1,400,000    EUR               -           7,599
09/12/02        1,160,000    US$             800,000    GBP          53,588               -
09/09/02        8,587,755    US$       1,052,000,000    JPY         222,561               -

EXCHANGE            CURRENCY TO BE             CURRENCY TO BE          UNREALIZED      UNREALIZED
  DATE                 DELIVERED                  RECEIVED            APPRECIATION    DEPRECIATION
--------        ----------------------       ------------------       ------------    ------------
09/09/02              3,421,525    US$       419,000,000    JPY           87,526        $      -
09/09/02                926,229    EUR       106,000,000    JPY                -          23,877
09/09/02              1,677,801    US$       202,800,000    JPY           20,359               -
07/15/02                223,408    US$           900,000    PZL                -           2,203
07/19/02              1,796,212    EUR        16,500,000    SEK           21,089               -
07/15/02                 80,422    EUR           800,000    ZAR                -           2,015
07/15/02                322,681    US$         3,300,000    ZAR                -           3,621
09/06/02              6,100,000    AUD         3,445,158    US$           42,822               -
09/06/02              5,000,000    AUD         2,804,000    US$           15,200               -
07/22/02              1,640,000    CAD         1,057,335    US$                -          20,475
07/22/02              3,400,000    CAD         2,191,746    US$                -          42,739
07/15/02                352,177    EUR           322,681    US$                -          24,858
09/10/02              6,700,000    EUR         6,244,400    US$                -         349,553
08/28/02                 39,706    EUR            38,336    US$                -             764
09/10/02              2,300,000    EUR         2,161,655    US$                -         101,941
09/10/02                400,000    EUR           377,294    US$                -          16,375
09/09/02            342,000,000    JPY         2,764,027    US$                -         100,163
07/15/02              1,800,000    PZL           440,798    US$                -           1,612
08/02/02        227,759,502,600    TRL           148,862    US$            5,206               -
08/02/02        500,999,998,384    TRL           305,153    US$                -          10,846
                                                                        --------        --------
                                                                        $754,599        $799,131
                                                                        ========        ========

AUD                   Australia Dollar
BRL                     Brazilian Real
CAD                    Canadian Dollar
EUR                               Euro
GBP             British Sterling Pound
JPY                       Japanese Yen
NOK                    Norwegian Krone
PZL                       Polish Zloty
SEK                      Swedish Krona
TRL                       Turkish Lira
US$               United States Dollar
ZAR                 South African Rand

(5)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

     Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

                                                          ANNUAL FEE
                                     ------------------------------------------------------
Growth                               .45% of assets to $1 billion; and .40% of
                                     assets exceeding $1 billion

Bond                                 .30% of assets to $500 million; and .25%
                                     of assets exceeding $500 million to
                                     $1 billion and .20% of assets exceeding $1 billion

Money Market                         .25% of assets to $1 billion; and .20% of assets
                                     exceeding $1 billion

Asset Allocation                     .35% of assets to $1 billion; and .30% of assets
                                     exceeding $1 billion

Mortgage Securities                  .30% of assets to $1 billion; and .25% of assets
                                     exceeding $1 billion

Index 500                            .15% of assets to $250 million; and .10% of assets
                                     exceeding $250 million to
                                     $1 billion; and .075% of assets exceeding $1 billion

Capital Appreciation                 .50% of assets to $1 billion; and .45% of assets to
                                     $1 billion

International Stock                  .60% of assets to $250 million; .55% of assets
                                     exceeding $250 million to
                                     $500 million; .50% of assets exceeding $500 million
                                     to $1 billion; and .45% of assets exceeding $1 billion

Small Company Growth                 .65% of assets to $1 billion; and .60% of assets
                                     exceeding $1 billion

Maturing Government Bond 2002        .25%

Maturing Government Bond 2006        .25%

Maturing Government Bond 2010        .25%

Value Stock                          .50% of assets to $500 million; and .45% of assets
                                     exceeding $500 million to
                                     $1 billion; and .40% of assets exceeding $1 billion

Small Company Value                  .70% of assets to $1 billion; and .65% of assets
                                     exceeding $1 billion

Global Bond                          .60% of assets to $1 billion; and .55% of assets
                                     exceeding $1 billion

Index 400 Mid Cap                    .15% of assets to $250 million; .10% of assets
                                     exceeding $250 million to
                                     $1 billion; and .075% of assets exceeding $1 billion

Macro-Cap Value                      .50%

Micro-Cap Growth                     .95%

Real Estate Securities               .60% of assets to $1 billion; and .55% of assets
                                     exceeding $1 billion

     Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                           SUB-ADVISOR                                                 FEE
---------                           -----------                       --------------------------------------------------------
Capital Appreciation     Credit Suisse Asset Management, LLC          .50% of total assets to $425 million;.45% of total
                                                                      assets between $425 million and $675 million; .40% of
                                                                      total assets between $675 million and $925 million;
                                                                      .35% of total assets between $925 million and $1.925
                                                                      billion; .30% of total assets exceeding $1.925 billion

International Stock      Templeton Investment Counsel, Inc.           .70% of total assets to $10 million; .65% of total
                                                                      assets exceeding $10 million to $25 million; .55% of
                                                                      total assets exceeding $25 million to $50; .50% of
                                                                      total assets exceeding $50 million to $100 million; and
                                                                      .40% of assets exceeding $100 million

Small Company Growth     Credit Suisse Asset Management, LLC          .65% of total assets to $425 million; .60% of total
                                                                      assets between $425 million and $675 million; .55% of
                                                                      total assets between $675 million and $925 million;
                                                                      .50% of total assets between $925 million and $1.925
                                                                      billion; and .45% of total assets exceeding $1.925
                                                                      billion

Small Company Value      State Street Research & Management           .65% on the first $100 million of total assets; .60% of
                                                                      total assets in excess of $100 million

Global Bond              Julius Baer Investment Management, Inc.      30% of average daily net assets

Macro-Cap Value          J.P. Morgan Investment Management, Inc.      45% of average daily net assets

Micro-Cap Growth         Wall Street Associates                       .85% of average daily net assets

     The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Advantus Capital directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital.

     VOLUNTARY FEE ABSORPTION

     Advantus Capital voluntarily absorbed all fees and expenses that exceeded 1.10% of average daily net assets for the Small Company Value Portfolio, 1.00% of average daily net assets for the Real Estate Securities Portfolio, .65% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.00% of average daily net assets for the Macro-Cap Value Portfolio, and 1.35% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specific period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

     During the period ended June 30, 2002, Advantus Capital Management voluntarily agreed to absorb $23,084, $20,446, $25,533, $13,889, $24,807,
$11,155 and $24,493 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Macro-Cap Value, Micro-Cap Growth, and Real Estate Securities Portfolios, respectively.

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $4,300 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee is $3,100 per month for each Portfolio.

The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .06% of the first $150 million in net assets, .05% of net assets from $150 million to $850 million and ..04% of net assets in excess of $1 billion.

   DISTRIBUTION FEES

     The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolios share price. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution -related expenses and activities in connection with the distribution of the Portfolios shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(6)  STOCK INDEX FUTURES CONTRACTS

     Investments in securities as of June 30, 2002, included securities valued at $10,612,000 in the Index 500 Portfolio and $2,212,175 in the Index 400 Mid-Cap Portfolio that were used as collateral to cover initial margin deposits on fourteen open September S&P 500 Futures purchase contracts in the Index 500 Portfolio and forty-one open September Mid-Cap 400 Futures purchase contracts in the Index 400 Mid-Cap Portfolio. The market value of the open purchase contracts as of June 30, 2002, was $1,485,150 in the Index 500 Portfolio and $2,010,230 in the Index 400 Mid-Cap Portfolio with a net unrealized loss of $1,061,481 in the Index 500 Portfolio and a net unrealized loss of $96,536 in the Index 400 Mid-Cap Portfolio.

(7)  SECURITIES LENDING

     To enhance returns, certain portfolio's of the Fund loan securities to brokers in exchange for collateral. The Portfolio's receive a fee from the brokers measured as a percent of the loaned securities. At June 30, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of securities on loan and collateral held for each of the portfolios loaning securities at June 30, 2002, were:

                                     MARKET VALUE         MARKET VALUE
                                     OF SECURITIES        OF COLLATERAL
                                        LOANED                HELD
                                     -------------        -------------
Growth                                  14,017,994           14,448,601
Asset Allocation                        31,196,756           32,142,313
Index 500                               49,202,879           50,986,348
Capital Appreciation                    21,324,993           21,600,060
Small Company Growth                    34,320,979           35,530,620
Value Stock                              5,837,493            5,978,965
Small Company Value                      9,965,537           10,339,787
Index 400 Mid-Cap                        5,220,702            5,370,211
Macro-Cap Value                          1,527,595            1,575,841
Micro-Cap Growth                         9,469,464            9,760,893
Real Estate Securities                   2,006,734            2,062,664
Bond                                     9,150,506            9,463,208
International Stock                     43,533,299           46,456,308

(8)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of Portfolios for the six month period ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                               GROWTH                                     BOND
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                 15,285,134         30,696,483             26,672,687       56,598,327
Issued for reinvested distributions                           -         35,260,552                      -       20,922,065
Redeemed                                            (23,239,599)       (49,455,376)           (21,053,674)     (30,978,844)
                                                    -----------        -----------            -----------      -----------
                                                     (7,954,465)        16,501,659              5,619,013       46,541,548
                                                    ===========        ===========            ===========      ===========

                                                           MONEY MARKET                            ASSET ALLOCATION
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                 81,510,799        141,076,862             16,955,172       43,181,355
Issued for reinvested distributions                     957,087          5,682,900                      -       54,326,458
Redeemed                                            (66,586,326)      (190,799,884)           (38,230,911)     (85,517,405)
                                                    -----------        -----------            -----------      -----------
                                                     15,881,560        (44,040,122)            21,275,739       11,990,408
                                                    ===========        ===========            ===========      ===========

                                                         MORTGAGE SECURITIES                           INDEX 500
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                 34,291,307         77,693,868             21,226,933       36,921,915
Issued for reinvested distributions                      65,343         19,534,032                      -        3,201,911
Redeemed                                            (49,473,405)       (25,544,820)           (18,335,902)     (34,685,594)
                                                    -----------        -----------            -----------      -----------
                                                    (15,116,755)        71,683,079              2,891,031        5,438,232
                                                    ===========        ===========            ===========      ===========

                                                        CAPITAL APPRECIATION                       INTERNATIONAL STOCK
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                 11,649,460         20,571,738             26,358,326       33,380,351
Issued for reinvested distributions                           -         53,663,688                      -       32,112,130
Redeemed                                            (21,897,667)       (38,034,517)           (25,629,362)     (51,796,614)
                                                    -----------        -----------            -----------      -----------
                                                    (10,248,207)        36,200,909                728,964       13,695,867
                                                    ===========        ===========            ===========      ===========

                                                                                                   MATURING GOVERNMENT
                                                        SMALL COMPANY GROWTH                            BOND 2002
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                 20,367,085         37,329,384                156,474          903,511
Issued for reinvested distributions                           -         93,003,571                      -          372,812
Redeemed                                            (26,198,979)       (48,068,203)              (691,018)      (2,226,306)
                                                    -----------        -----------            -----------      -----------
                                                     (5,831,894)        82,264,752               (534,544)        (949,983)
                                                    ===========        ===========            ===========      ===========

                                                         MATURING GOVERNMENT                       MATURING GOVERNMENT
                                                              BOND 2006                                 BOND 2010
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                    515,180          2,616,176                339,752        1,435,044
Issued for reinvested distributions                           -            351,814                  4,183          490,461
Redeemed                                               (769,345)        (1,259,321)              (633,533)      (1,421,532)
                                                    -----------        -----------            -----------      -----------
                                                       (254,164)         1,708,669               (289,598)         503,973
                                                    ===========        ===========            ===========      ===========

                                                            VALUE STOCK                           SMALL COMPANY VALUE
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                  9,784,433         19,744,562             23,273,554       21,112,837
Issued for reinvested distributions                           -          1,127,330                      -        1,584,207
Redeemed                                            (11,682,776)       (24,559,462)            (6,743,817)      (9,642,067)
                                                    -----------        -----------            -----------      -----------
                                                     (1,898,344)        (3,687,570)            13,054,977       13,054,977
                                                    ===========        ===========            ===========      ===========

                                                             GLOBAL BOND                            INDEX 400 MID-CAP
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                  6,058,316          8,533,523              9,055,004       14,161,041
Issued for reinvested distributions                     133,589            470,634                      -        2,021,105
Redeemed                                             (3,153,761)        (5,089,064)            (5,669,640)      (9,338,185)
                                                    -----------        -----------            -----------      -----------
                                                      3,038,144          3,915,093              3,385,364        6,843,961
                                                    ===========        ===========            ===========      ===========

                                                           MACRO-CAP VALUE                          MICRO-CAP GROWTH
                                                    ------------------------------            ----------------------------
                                                       2002               2001                   2002              2001
                                                    -----------        -----------            -----------      -----------
Sold                                                  5,648,949         11,344,341              4,456,314        8,789,224
Issued for reinvested distributions                           -             74,740                      -          107,840
Redeemed                                             (4,150,476)       (10,153,610)            (5,248,672)      (9,574,375)
                                                    -----------        -----------            -----------      -----------
                                                      1,498,473          1,265,471               (792,359)        (677,311)
                                                    ===========        ===========            ===========      ===========

                                       REAL ESTATE SECURITIES
                                     -------------------------
                                        2002           2001
                                     ----------     ----------
Sold                                 11,673,590      8,342,175
Issued for reinvested distributions       3,890        517,118
Redeemed                             (2,078,357)    (3,552,654)
                                     ----------     ----------
                                      9,599,125      5,306,639
                                     ==========     ==========

(9)  ILLIQUID SECURITIES

     Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 2002, investments in securities of Bond, Asset Allocation, Mortgage Securities and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities and International Stock were $4,935,203, $8,657,318, $10,901,267 and $3,554,894, respectively, which represent 1.96%, 2.02%, 4.87% and 1.27% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(10) COMMISSION RECAPTURE

     The Fund participates in commission recapture agreements with certain brokers whereby a portion of brokerage commissions on portfolio trades is refunded. The commission recapture is reported as commission reimbursement income on the statement of operations. For the period ended June 30, 2002, the Capital Appreciation Portfolio and International Stock Portfolio had participated in such agreements and recaptured $77,511 and $14,603 in brokerage commissions, respectively.

(11) PORTFOLIO LIQUIDATION

     The Maturing Government Bond 2002 Portfolio will mature on the third Friday in September of 2002 (September 20, 2002), at which time the Portfolio's assets will be liquidated and, in accordance with instructions from the owners of the variable life insurance and annuity contracts funded by the Portfolio, reallocated to other investment sub-accounts available under such variable contracts.

(12) FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                        PERIOD FROM
                                         JANUARY 1,
                                           2002 TO                              YEAR ENDED DECEMBER 31,
                                          JUNE 30,       --------------------------------------------------------------------
                                            2002           2001          2000(c)         1999           1998          1997(b)
                                        -----------      --------       --------       --------       --------       --------
Net asset value beginning of year         $   1.57       $   2.52       $   3.33       $   2.74       $   2.40       $   2.34
                                          --------       --------       --------       --------       --------       --------
Income from investment operations:
    Net investment income (loss)                 -              -           (.01)             -            .01            .02
    Net gains (losses) on securities
      (both realized and unrealized)          (.27)          (.63)          (.68)           .67            .74            .62
                                          --------       --------       --------       --------       --------       --------
       Total from investment operations       (.27)          (.63)          (.69)           .67            .75            .64
                                          --------       --------       --------       --------       --------       --------
Less distributions:
    Dividends from net investment
      income                                     -              -              -           (.01)          (.02)          (.02)
                                          --------       --------       --------       --------       --------       --------
    Distributions from net realized gains        -           (.32)          (.12)          (.07)          (.39)          (.56)
                                          --------       --------       --------       --------       --------       --------
       Total distributions                       -           (.32)          (.12)          (.08)          (.41)          (.58)
                                          --------       --------       --------       --------       --------       --------
Net asset value, end of period            $   1.30       $   1.57       $   2.52       $   3.33       $   2.74       $   2.40
                                          ========       ========       ========       ========       ========       ========
Total return (a)                            (17.40)%       (24.80)%       (21.83)%        25.67%         34.70%         33.41%
Net assets, end of period (in thousands)  $236,348       $298,635       $438,717       $594,676       $468,382       $330,816
Ratio of expenses to average daily
  net assets                                   .73%(d)        .75%           .68%           .53%           .53%           .55%
Ratio of net investment income to
  average daily net assets                     .06%(d)       (.11)%         (.23)%          .12%           .40%          1.16%
Portfolio turnover rate
  (excluding short-term securities)           49.0%         119.9%         119.2%          65.3%          66.4%         120.1%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(d)  Adjusted to an annual basis.

BOND PORTFOLIO

                                        PERIOD FROM
                                         JANUARY 1,
                                           2002 TO                       YEAR ENDED DECEMBER 31,
                                          JUNE 30,       --------------------------------------------------------
                                            2002           2001       2000(c)      1999        1998       1997(b)
                                        -----------      --------    --------    --------    --------    --------
Net asset value beginning of year          $   1.18      $   1.22    $   1.18    $   1.31    $   1.33    $   1.28
                                           --------      --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income                       .03           .06         .08         .07         .06         .08
    Net gains (losses) on securities
      (both realized and unrealized)            .02           .04         .03        (.10)        .01         .04
                                           --------      --------    --------    --------    --------    --------
       Total from investment operations         .05           .10         .11        (.03)        .07         .12
                                           --------      --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment
      income                                      -          (.14)       (.07)       (.07)       (.07)       (.07)
    Distributions from net realized gains         -             -           -        (.03)       (.02)          -
                                           --------      --------    --------    --------    --------    --------
       Total distributions                        -          (.14)       (.07)       (.10)       (.09)       (.07)
                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period             $   1.23      $   1.18    $   1.22    $   1.18    $   1.31    $   1.33
                                           ========      ========    ========    ========    ========    ========
Total return (a)                               4.12%         7.90%      10.44%      (2.73)%      6.08%       9.42%
Net assets, end of period (in thousands)   $252,091      $235,318    $187,254    $181,881    $178,793    $139,824
Ratio of expenses to average daily
  net assets                                    .62%(d)       .60%        .61%        .56%        .55%        .57%
Ratio of net investment income to
  average daily net assets                     5.63%(d)      5.96%       6.43%       5.92%       5.84%       6.39%
Portfolio turnover rate
  (excluding short-term securities)            80.1%        197.8%      206.8%      140.8%      252.1%      200.0%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares .

(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(d)  Adjusted to an annual basis

MONEY MARKET PORTFOLIO

                                        PERIOD FROM
                                         JANUARY 1,
                                           2002 TO                       YEAR ENDED DECEMBER 31,
                                          JUNE 30,       --------------------------------------------------------
                                            2002           2001       2000(c)      1999        1998       1997(b)
                                        -----------      --------    --------    --------    --------    --------
Net asset value beginning of year         $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                           --------      --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income                      .01            .04         .06         .05         .05         .05
                                           --------      --------    --------    --------    --------    --------
       Total from investment operations        .01            .04         .06         .05         .05         .05
                                           --------      --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment
      income                                  (.01)          (.04)       (.06)       (.05)       (.05)       (.05)
                                           --------      --------    --------    --------    --------    --------
       Total distributions                    (.01)          (.04)       (.06)       (.05)       (.05)       (.05)
                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period            $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                           ========      ========    ========    ========    ========    ========
Total return (a)                               .67%          3.75%       5.96%       4.71%       4.97%       5.11%
Net assets, end of period (in thousands)  $155,939       $140,058    $184,098    $156,580    $126,177    $ 53,583
Ratio of expenses to average daily
  net assets                                   .58%(d)        .57%        .58%        .56%        .58%        .59%
Ratio of net investment income to
  average daily net assets                    1.36%(d)       3.73%       5.83%       4.61%       4.84%       5.13%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(d)  Adjusted to an annual basis.

ASSET ALLOCATION PORTFOLIO

                                        PERIOD FROM
                                         JANUARY 1,
                                           2002 TO                       YEAR ENDED DECEMBER 31,
                                          JUNE 30,       --------------------------------------------------------
                                            2002           2001       2000(c)      1999        1998       1997(b)
                                        -----------      --------    --------    --------    --------    --------
Net asset value beginning of year         $   1.45       $   2.00    $   2.39    $   2.28    $   2.03    $   1.87
                                          ---------      --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income                      .02            .03         .05         .05         .05         .05
    Net gains (losses) on securities
      (both realized and unrealized)          (.09)          (.33)       (.28)        .27         .40         .27
                                          ---------      --------    --------    --------    --------    --------
       Total from investment operations       (.07)          (.30)       (.23)        .32         .45         .32
                                          ---------      --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment
      income                                     -           (.03)       (.05)       (.10)       (.06)       (.05)
    Distributions from net realized gains        -           (.22)       (.11)       (.11)       (.14)       (.11)
                                          ---------      --------    --------    --------    --------    --------
       Total distributions                       -           (.25)       (.16)       (.21)       (.20)       (.16)
                                          ---------      --------    --------    --------    --------    --------
Net asset value, end of period            $   1.38       $   1.45    $   2.00    $   2.39    $   2.28    $   2.03
                                          =========      ========    ========    ========    ========    ========
Total return (a)                             (5.07)%       (14.36)%    (10.40)%     15.17%      23.65%      18.99%
Net assets, end of period (in thousands)  $428,415       $482,160    $638,972    $750,129    $637,997    $507,220
Ratio of expenses to average daily
  net assets                                   .65%(d)        .64%        .61%        .53%        .53%        .55%
Ratio of net investment income to
  average daily net assets                    2.44%(d)       1.93%       2.12%       2.28%       2.51%       3.10%
Portfolio turnover rate
  (excluding short-term securities)           66.4%         169.4%      139.3%       97.0%      129.6%      140.2%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(d)  Adjusted to an annual basis.

MORTGAGE SECURITIES PORTFOLIO

                                        PERIOD FROM
                                         JANUARY 1,
                                           2002 TO                        YEAR ENDED DECEMBER 31,
                                          JUNE 30,       --------------------------------------------------------
                                            2002           2001       2000(c)      1999           1998      1997(b)
                                        -----------      --------    --------    --------       --------   --------
Net asset value beginning of year         $   1.18       $   1.22    $   1.17    $   1.22       $   1.21   $   1.19
                                          --------       --------    --------    --------       --------   --------
Income from investment operations:
    Net investment income                      .04            .07         .09         .07            .08        .07
    Net gains (losses) on securities
      (both realized and unrealized)           .02            .04         .04        (.05)             -        .03
                                          --------       --------    --------    --------       --------   --------
       Total from investment operations        .06            .11         .13         .02            .08        .10
                                          --------       --------    --------    --------       --------   --------
Less distributions:
    Dividends from net investment income      (.00)          (.15)       (.08)       (.07)           .07       (.08)
                                          --------       --------    --------    --------       --------   --------
       Total distributions                    (.00)          (.15)       (.08)       (.07)           .07       (.08)
                                          --------       --------    --------    --------       --------   --------
Net asset value, end of period            $   1.24       $   1.18    $   1.22    $   1.17       $   1.22   $   1.21
                                          ========       ========    ========    ========       ========   ========
Total return (a)                              5.32%          9.04%      11.80%       1.99%          6.57%      9.14%
Net assets, end of period (in thousands)  $223,750       $230,141    $151,141    $138,815       $124,358   $ 99,233
Ratio of expenses to average daily
  net assets                                   .61%(d)        .61%        .62%        .57%(c)        .57%       .59%
Ratio of net investment income to
  average daily net assets                    6.73%(d)       6.85%       7.30%       6.88%(c)       6.76%      7.08%
Portfolio turnover rate (excluding
  short-termsecurities)                       39.6%          81.9%       48.9%       79.4%         116.7%     106.4%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(c)  Adjusted to an annual basis.

(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INDEX 500 PORTFOLIO

                                        PERIOD FROM
                                         JANUARY 1,
                                           2002 TO                        YEAR ENDED DECEMBER 31,
                                          JUNE 30,       --------------------------------------------------------
                                            2002           2001       2000(c)      1999         1998       1997(b)
                                        -----------      --------    --------    --------     --------    --------
Net asset value beginning of year         $   3.47       $   4.05    $   4.56    $   3.91     $   3.10   $   2.41
                                          --------       --------    --------    --------     --------   --------
Income from investment operations:
    Net investment income                      .02            .03         .03         .04         .04         .03
    Net gains (losses) on securities
      (both realized and unrealized)          (.48)          (.54)       (.44)        .74         .82         .73
                                          --------       --------    --------    --------     --------   --------
       Total from investment operations       (.46)          (.51)       (.41)        .78         .86         .76
                                          --------       --------    --------    --------     --------   --------
Less distributions:
    Dividends from net investment
      income                                     -           (.03)       (.03)       (.07)       (.03)       (.03)
    Distributions from net realized gains        -           (.04)       (.07)       (.06)       (.02)       (.04)
                                          --------       --------    --------    --------     --------   --------
       Total distributions                       -           (.07)       (.10)       (.13)       (.05)       (.07)
                                          --------       --------    --------    --------     --------   --------
Net asset value, end of period            $   3.01       $   3.47    $   4.05    $   4.56    $   3.91    $   3.10
                                          ========       ========    ========    ========    ========    ========
Total return (a)                            (13.38)%       (12.25)%     (9.39)%     20.28%      27.99%      32.36%
Net assets, end of period
  (in thousands)                          $459,731       $520,644    $584,239    $657,824    $536,859    $380,751
Ratio of expenses to average daily
  net assets                                   .42%(d)        .42%        .44%        .45%        .44%        .45%
Ratio of net investment income to
  average daily net assets                    1.07%(d)        .93%        .73%        .85%       1.08%       1.33%
Portfolio turnover rate
  (excluding short-term securities)            4.5%           6.1%       12.8%       25.6%       30.2%        8.3%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. which replaces the prior investment advisory agreement.

(d)  Adjusted to annual basis.

CAPITAL APPRECIATION PORTFOLIO

                                              PERIOD FROM
                                               JANUARY 1,
                                                2002 TO                             YEAR ENDED DECEMBER 31,
                                                JUNE 30,       ------------------------------------------------------------------
                                                  2002            2001         2000(c)        1999          1998         1997(b)
                                              -----------      ----------    ----------    ----------    ----------    ----------
Net asset value beginning of year             $      1.60      $     3.06    $     3.70    $     3.54    $     2.85    $     2.47
                                              -----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment loss                                  -               -          (.01)         (.01)            -             -
   Net gains (losses) on securities
    (both realized and unrealized)                   (.39)           (.69)         (.30)          .64           .86           .62
                                              -----------      ----------    ----------    ----------    ----------    ----------
     Total from investment operations                (.39)           (.69)         (.31)          .63           .86           .62
                                              -----------      ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net realized gains                -            (.77)         (.33)         (.47)         (.17)         (.24)
                                              -----------      ----------    ----------    ----------    ----------    ----------
     Total distributions                                -            (.77)         (.33)         (.47)         (.17)         (.24)
                                              -----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                $      1.21      $     1.60    $     3.06    $     3.70    $     3.54    $     2.85
                                              ===========      ==========    ==========    ==========    ==========    ==========
Total return (a)                                   (24.40)%        (24.63)%      (10.16)%       21.51%        30.83%        28.26%
Net assets, end of period (in thousands)      $   181,692      $  256,755    $  380,983    $  457,449    $  392,800    $  294,665
Ratio of expenses to average daily
  net assets                                           81%(d)         .80%          .81%          .79%          .78%          .80%
Ratio of net investment income to
  average daily net assets                           (.01)%(d)        .11%         (.17)%        (.24)%        (.21)%        (.12)%
Portfolio turnover rate (excluding
short-term securities)                               29.5%           90.3%        193.1%        114.1%         82.7%         74.0%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

INTERNATIONAL STOCK PORTFOLIO

                                              PERIOD FROM
                                               JANUARY 1,
                                                2002 TO                             YEAR ENDED DECEMBER 31,
                                                JUNE 30,       ------------------------------------------------------------------
                                                  2002            2001         2000(c)        1999          1998         1997(b)
                                              -----------      ----------    ----------    ----------    ----------    ----------
Net asset value beginning of year             $      1.34      $     1.76    $     1.94    $     1.73    $     1.71    $     1.60
                                              -----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                              .02             .03           .03           .04           .04           .03
   Net gains (losses) on securities
    (both realized and unrealized)                   (.02)           (.23)         (.02)          .31           .08           .15
                                              -----------      ----------    ----------    ----------    ----------    ----------
      Total from investment operations                  -            (.20)          .01           .35           .12           .18
                                              -----------      ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                 -            (.06)         (.03)         (.05)         (.05)         (.05)
   Distributions from net realized gains                -            (.16)         (.16)         (.09)         (.05)         (.02)
                                              -----------      ----------    ----------    ----------    ----------    ----------
      Total distributions                               -            (.22)         (.19)         (.14)         (.10)         (.07)
                                              -----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                $      1.34      $     1.34    $     1.76    $     1.94    $     1.73    $     1.71
                                              ===========      ==========    ==========    ==========    ==========    ==========
Total return (a)                                      .10%         (11.21)%         .81%        21.43%         6.61%        11.94%
Net assets, end of period (in thousands)      $   279,771      $  278,545    $  342,930    $  363,849    $  310,873    $  287,170
Ratio of expenses to average daily
  net assets                                          .97%(d)         .97%         1.07%          .90%          .94%          .97%
Ratio of net investment income to
  average daily net assets                           3.03%(d)        1.60%         2.10%         2.03%         2.55%         2.29%
Portfolio turnover rate (excluding
  short-term securities)                             17.8%           39.4%         46.8%         34.7%         22.4%         12.5%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

SMALL COMPANY GROWTH PORTFOLIO

                                              PERIOD FROM
                                              JANUARY 1,
                                               2002 TO                              YEAR ENDED DECEMBER 31,
                                               JUNE 30,        ------------------------------------------------------------------
                                                 2002             2001         2000(c)        1999          1998         1997(b)
                                              -----------      ----------    ----------    ----------    ----------    ----------
Net asset value beginning of year             $       .97      $     2.05    $     2.44    $     1.68    $     1.65    $     1.54
                                              -----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment loss                                  -            (.01)         (.01)         (.01)            -             -
   Net gains (losses) on securities
    (both realized and unrealized)                   (.20)           (.40)         (.22)          .77           .03           .11
                                              -----------      ----------    ----------    ----------    ----------    ----------
      Total from investment operations               (.20)           (.41)         (.23)          .76           .03           .11
                                              -----------      ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net realized gains                -            (.67)         (.16)            -             -             -
                                              -----------      ----------    ----------    ----------    ----------    ----------
      Total distributions                               -            (.67)         (.16)            -             -             -
                                              -----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                $       .77      $      .97    $     2.05    $     2.44    $     1.68    $     1.65
                                              ===========      ==========    ==========    ==========    ==========    ==========
Total return (a)                                   (20.56)%        (14.70)%      (11.28)%       45.63%         1.27%         7.75%
Net assets, end of period (in thousands)      $   149,389      $  193,705    $  240,978    $  269,881    $  195,347    $  182,917
Ratio of expenses to average daily
  net assets                                          .97%(d)         .97%          .92%          .80%          .79%          .82%
Ratio of net investment income to average
  daily net assets                                   (.75)%(d)       (.55)%        (.47)%        (.45)%        (.28)%        (.05)%
Portfolio turnover rate (excluding
  short-term securities)                             37.7%           97.8%        154.3%        105.1%         75.5%         63.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                               PERIOD FROM
                                                JANUARY 1,
                                                 2002 TO                            YEAR ENDED DECEMBER 31,
                                                 JUNE 30,      ------------------------------------------------------------------
                                                   2002           2001         2000(d)        1999          1998         1997(c)
                                               -----------     ----------    ----------    ----------    ----------    ----------
Net asset value beginning of year              $      1.10     $     1.08    $     1.05    $     1.11    $     1.07    $     1.05
                                               -----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                               .02            .06           .06           .05           .05           .06
   Net gains (losses) on securities
    (both realized and unrealized)                    (.01)           .02           .03          (.06)          .06           .02
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total from investment operations                 .01            .08           .09          (.01)          .11           .08
                                               -----------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                  -           (.06)         (.06)         (.05)         (.06)         (.05)
   Distributions from net realized gains                 -              -             -             -          (.01)         (.01)
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total distributions                                -           (.06)         (.06)         (.05)         (.07)         (.06)
                                               -----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                 $      1.11     $     1.10    $     1.08    $     1.05    $     1.11    $     1.07
                                               ===========     ==========    ==========    ==========    ==========    ==========
Total return (a)                                      1.22%          7.55%         8.20%         (.48)%        9.61%         8.50%
Net assets, end of period (in thousands)       $     7,196     $    7,696    $    8,581    $   10,161    $    6,854    $    4,208
Ratio of expenses to average
  daily net assets (b)                                 .65%(e)        .40%          .40%          .40%          .34%          .20%
Ratio of net investment income to
  average daily net assets (b)                        4.25%(e)       5.33%         5.60%         5.37%         5.74%         5.99%
Portfolio turnover rate (excluding
  short-term securities)                                 -           24.9%         49.5%         21.1%         35.2%         36.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b)  Minnesota Life voluntarily absorbed $23,084, $60,379, $60,401, $53,336,
     $37,949 and $36,833 in expenses for the period ended June 30, 2002, and the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.27%, 1.20%, 1.10%, 1.08%, 1.07% and 1.14%, respectively, and the ratio of net investment income to average daily net assets would have been 3.63%, 4.53%, 4.90%, 4.69%, 5.01% and 5.05%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                               PERIOD FROM
                                                JANUARY 1,
                                                 2002 TO                            YEAR ENDED DECEMBER 31,
                                                 JUNE 30,      ------------------------------------------------------------------
                                                   2002           2001         2000(d)        1999          1998         1997(c)
                                               -----------     ----------    ----------    ----------    ----------    ----------
Net asset value beginning of year              $      1.22     $     1.18    $     1.09    $     1.25    $     1.16    $     1.09
                                               -----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                               .03            .06           .07           .07           .05           .07
   Net gains (losses) on securities
    (both realized and unrealized)                     .03            .04           .09          (.16)          .11           .07
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total from investment operations                 .06            .10           .16          (.09)          .16           .14
                                               -----------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                  -           (.06)         (.07)         (.07)         (.06)         (.06)
   Excess distributions of net
     investment income                                   -              -             -             -          (.01)         (.01)
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total distributions                                -           (.06)         (.07)         (.07)         (.07)         (.07)
                                               -----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                 $      1.28     $     1.22    $     1.18    $     1.09    $     1.25    $     1.16
                                               ===========     ==========    ==========    ==========    ==========    ==========
Total return (a)                                      4.84%          8.08%        15.63%        (7.81)%       14.37%        12.62%
Net assets, end of period (in thousands)       $     8,793     $    8,694    $    6,429    $    6,261    $    6,870    $    3,900
Ratio of expenses to average daily
  net assets (b)                                       .65%(e)        .40%          .40%          .40%          .40%          .40%
Ratio of net investment income to
  average daily net assets (b)                        5.09%(e)       5.39%         5.92%         5.76%         5.57%         6.23%
Portfolio turnover rate (excluding
  short-term securities)                               3.5%           6.4%          3.4%         19.8%         21.6%          3.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b)  Minnesota Life voluntarily absorbed $20,446, $59,498, $61,355, $56,178,
     $37,165 and $37,425 in expenses for the period ended June 30, 2002, and the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.12%, 1.16%, 1.41%, 1.26%, 1.12% and 1.50%, respectively, and the ratio of net investment income to average daily net assets would have been 4.62%, 4.63%, 4.91%, 4.90%, 4.85% and 5.13%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                               PERIOD FROM
                                                JANUARY 1,
                                                 2002 TO                            YEAR ENDED DECEMBER 31,
                                                 JUNE 30,      ------------------------------------------------------------------
                                                   2002           2001         2000(d)        1999          1998         1997(c)
                                               -----------     ----------    ----------    ----------    ----------    ----------
Net asset value beginning of year              $      1.27     $     1.35    $     1.19    $     1.41    $     1.29    $     1.17
                                               -----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                               .04            .07           .08           .08           .06           .07
   Net gains (losses) on securities
    (both realized and unrealized)                     .05           (.01)          .17          (.24)          .12           .11
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total from investment operations                 .09            .06           .25          (.16)          .18           .18
                                               -----------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                  -           (.14)         (.08)         (.06)         (.06)         (.05)
   Distributions from net realized gains                 -              -          (.01)            -             -          (.01)
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total distributions                                -           (.14)         (.09)         (.06)         (.06)         (.06)
                                               -----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                 $      1.36     $     1.27    $     1.35    $     1.19    $     1.41    $     1.29
                                               ===========     ==========    ==========    ==========    ==========    ==========
Total return (a)                                      6.79%          4.96%        21.36%       (11.54)%       14.28%        17.87%
Net assets, end of period (in thousands)       $     5,856     $    5,855    $    5,537    $    4,942    $    5,648    $    3,176
Ratio of expenses to average daily
  net assets (b)                                       .65%(e)        .40%          .40%          .40%          .40%          .40%
Ratio of net investment income to
  average daily net assets (b)                        5.35%(e)       5.49%         6.22%         5.82%         5.48%         6.18%
Portfolio turnover rate (excluding
  short-term securities)                                 -           17.3%          8.3%         28.4%         28.2%         39.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b)  Minnesota Life voluntarily absorbed $25,533, $61,422, $62,524, $55,419,
     $39,052 and $38,967 in expenses for the period ended June 30, 2002, and the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.54%, 1.42%, 1.66%, 1.43%, 1.33% and 1.85%, respectively, and the ratio of net investment income to average daily net assets would have been 4.46%, 4.47%, 4.96%, 4.79%, 4.55% and 4.73%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e)  Adjusted to an annual basis.

VALUE STOCK PORTFOLIO

                                               PERIOD FROM
                                                JANUARY 1,
                                                 2002 TO                            YEAR ENDED DECEMBER 31,
                                                 JUNE 30,      ------------------------------------------------------------------
                                                   2002           2001         2000(c)        1999          1998         1997(b)
                                               -----------     ----------    ----------    ----------    ----------    ----------

Net asset value beginning of year              $      1.48     $     1.67    $     1.71    $     1.76    $     1.73    $     1.59
                                               -----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                               .01            .02           .01           .02           .03           .01
   Net gains (losses) on securities
    (both realized and unrealized)                    (.07)          (.19)         (.03)         (.02)                        .32
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total from investment operations                (.06)          (.17)         (.02)                        .03           .33
                                               -----------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                  -           (.02)         (.02)         (.05)                       (.19)
                                               -----------     ----------    ----------    ----------    ----------    ----------
      Total distributions                                -           (.02)         (.02)         (.05)                          -
                                               -----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                 $      1.42     $     1.48    $     1.67    $     1.71    $     1.76    $     1.73
                                               ===========     ==========    ==========    ==========    ==========    ==========
Total return (a)                                     (3.99)%       (10.45)%       (1.61)%         .27%         1.75%        21.19%
Net assets, end of period (in thousands)       $   133,239     $  141,601    $  166,134    $  191,380    $  214,046    $  208,093
Ratio of expenses to average daily
  net assets                                           .81%(d)        .84%          .83%          .80%          .79%          .80%
Ratio of net investment income to
  average daily net assets                            1.05%(d)       1.10%          .84%         1.26%         1.54%         1.13%
Portfolio turnover rate (excluding
  short-term securities)                              54.6%         132.7%        163.1%        131.2%         88.9%        115.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997 the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

SMALL COMPANY VALUE PORTFOLIO

                                                     PERIOD FROM                                                     PERIOD FROM
                                                      JANUARY 1,                                                     OCTOBER 01,
                                                       2002 TO                     YEAR ENDED DECEMBER 31,           1997(a) TO
                                                       JUNE 30,         -----------------------------------------   DECEMBER 31,
                                                        2002              2001      2000(e)     1999       1998         1997
                                                    -------------       --------   --------   --------   --------   ------------
Net asset value beginning of year                   $        1.27       $   1.16   $    .91   $    .95   $   1.03   $       1.01
                                                    -------------       --------   --------   --------   --------   ------------
Income from investment operations:
  Net investment income                                         -              -          -        .01        .01              -
  Net gains (losses) on securities
   (both realized and unrealized)                              02            .18        .25       (.04)      (.08)           .02
                                                    -------------       --------   --------   --------   --------   ------------
     Total from investment operations                         .02            .18        .25       (.03)      (.07)           .02
                                                    -------------       --------   --------   --------   --------   ------------
Less distributions:
  Dividends from net investment income                          -              -          -       (.01)      (.01)             -
  Distributions from net realized gains                         -           (.06)         -          -          -              -
  Excess distributions of net investment income                 -           (.01)         -          -          -              -
                                                    -------------       --------   --------   --------   --------   ------------
     Total distributions                                        -           (.07)         -       (.01)      (.01)             -
                                                    -------------       --------   --------   --------   --------   ------------
Net asset value, end of period                      $        1.29       $   1.27   $   1.16   $    .91   $    .95   $       1.03
                                                    =============       ========   ========   ========   ========   ============
Total return (b)                                             1.69%         15.59%     28.00%     (3.07)%    (6.75)%         2.30%
Net assets, end of period (in thousands)            $      63,400       $ 41,337   $ 22,564   $ 12,518   $  8,646   $      5,177
Ratio of expenses to average daily net assets (c)            1.10%(d)       1.10%      1.05%       .90%       .90%           .90%(d)
Ratio of net investment income to average
     daily net assets (c)                                    (.45)%(d)      (.16)%      .29%      1.42%      1.52%          1.13%(d)
Portfolio turnover rate (excluding
     short-term securities)                                  14.7%          22.6%     122.0%     101.5%      70.2%          13.0%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $13,889, $39,093, $87,809, $67,886,
    $58,848 and $11,517 in expenses for the period ended June 30, 2001 and the years ended December 31, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.14% 1.28%, 1.58%, 1.56%, 1.83% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been -.50%, -.28%, -.24%, .76%, .59% and .25%, respectively.
(d) Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

GLOBAL BOND PORTFOLIO

                                                     PERIOD FROM                                                    PERIOD FROM
                                                      JANUARY 1,                                                    OCTOBER 31,
                                                       2002 TO                    YEAR ENDED DECEMBER 31,           1997(a) TO
                                                       JUNE 30,        -----------------------------------------   DECEMBER 31,
                                                        2002             2001      2000(c)     1999       1998         1997
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value beginning of year                   $         .92      $    .95   $    .94   $   1.05   $    .98   $       1.00
                                                    -------------      --------   --------   --------   --------   ------------
Income from investment operations:
   Net investment income (loss)                               .02           .14        .04        .05        .05           (.02)
   Net gains (losses) on securities
    (both realized and unrealized)                            .07          (.06)      (.03)      (.13)       .11            .02
                                                    -------------      --------   --------   --------   --------   ------------
     Total from investment operations                         .09           .08        .01       (.08)       .16              -
                                                    -------------      --------   --------   --------   --------   ------------
Less distributions:
   Dividends from net investment income                         -             -          -       (.03)      (.03)          (.01)
   Distributions from net realized gains                        -             -          -          -       (.06)             -
   Excess distributions of net investment income                -           .11          -          -          -           (.01)
                                                    -------------      --------   --------   --------   --------   ------------
     Total distributions                                        -           .11          -       (.03)      (.09)          (.02)
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value, end of period                      $        1.01      $    .92   $    .95   $    .94   $   1.05   $        .98
                                                    =============      ========   ========   ========   ========   ============
Total return (b)                                             9.51%        (1.51)%     1.42%     (7.81)%    16.18%           .10%
Net assets, end of period (in thousands)            $      46,660      $ 39,924   $ 37,177   $ 32,093   $ 31,152   $     25,019
Ratio of expenses to average daily
 net assets                                                  1.30%(d)      1.47%      1.33%       .94%      1.13%          1.60%(d)
Ratio of net investment income to average
 daily net assets                                            4.90%(d)      5.54%      4.85%      5.90%      4.86%          3.66%(d)
Portfolio turnover rate (excluding
 short-term securities)                                     251.7%        251.7%     306.8%     287.4%     285.3%         120.5%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d) Adjusted to an annual basis.

INDEX 400 MID-CAP PORTFOLIO

                                                     PERIOD FROM                                                    PERIOD FROM
                                                      JANUARY 1,                                                    OCTOBER 01,
                                                       2002 TO                    YEAR ENDED DECEMBER 31,           1997(a) TO
                                                       JUNE 30,        -----------------------------------------   DECEMBER 31,
                                                        2002             2001      2000(e)     1999       1998        1997(a)
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value beginning of year                   $        1.13      $   1.22   $   1.18   $   1.15   $   1.01   $       1.00
                                                    -------------      --------   --------   --------   --------   ------------
Income from investment operations:
   Net investment income                                        -           .01        .01          -         01              -
   Net gains (losses) on securities
    (both realized and unrealized)                           (.04)         (.03)       .19        .15        .16            .01
                                                    -------------      --------   --------   --------   --------   ------------
      Total from investment operations                       (.04)         (.02)       .20        .15        .17            .01
                                                    -------------      --------   --------   --------   --------   ------------
Less distributions:
   Dividends from net investment income                         -          (.01)      (.01)         -       (.01)             -
   Distributions from net realized gains                        -          (.04)      (.15)      (.12)      (.02)             -
   Tax return of capital                                                   (.02)
                                                    -------------      --------   --------   --------   --------   ------------
      Total distributions                                       -          (.07)      (.16)      (.12)      (.03)             -
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value, end of period                      $        1.09      $   1.13   $   1.22   $   1.18   $   1.15   $       1.01
                                                    =============      ========   ========   ========   ========   ============
Total return (b)                                            (3.49)%       (1.07)%    16.05%     15.96%     16.68%           .06%
Net assets, end of period (in thousands)            $      43,333      $ 41,069   $ 35,768   $ 24,357   $ 10,511   $      5,052
Ratio of expenses to average daily net assets (c)             .61%(d)       .55%       .55%       .55%       .55%           .55%(d)
Ratio of net investment income to average
 daily net assets (c)                                         .53%(d)       .82%      1.18%       .72%       .78%           .89%(d)
Portfolio turnover rate (excluding
 short-term securities)                                      16.9%         29.8%      78.3%      76.6%      85.4%           4.9%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $45,365, $74,402, $70,044, $52,946 and $14,670 in expenses for the years ended December 31, 2001, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been .67%, .80%, 1.00%, 1.36% and 1.70%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .70%, .93%, .27%, (.03)% and (.26)%, respectively.
(d) Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. which replaces the prior investment advisory agreement.

MACRO-CAP VALUE PORTFOLIO

                                                     PERIOD FROM                                                    PERIOD FROM
                                                      JANUARY 1,                                                    OCTOBER 15,
                                                       2002 TO                    YEAR ENDED DECEMBER 31,           1997(a) TO
                                                       JUNE 30,        -----------------------------------------   DECEMBER 31,
                                                        2002             2001      2000(e)     1999       1998         1997
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value beginning of year                   $         .98      $   1.06   $   1.16   $   1.14   $    .97   $       1.00
                                                    -------------      --------   --------   --------   --------   ------------
Income from investment operations:
   Net investment income                                        -             -          -        .01        .01              -
   Net gains (losses) on securities
    (both realized and unrealized)                           (.18)         (.08)      (.08)       .07        .21           (.02)
                                                    -------------      --------   --------   --------   --------   ------------
      Total from investment operations                       (.18)         (.08)      (.08)       .08        .22           (.02)
                                                    -------------      --------   --------   --------   --------   ------------
Less distributions:
   Dividends from net investment income                         -             -          -       (.01)         -           (.01)
   Distributions from net realized gains                        -             -       (.02)      (.05)      (.05)             -
                                                    -------------      --------   --------   --------   --------   ------------
      Total distributions                                       -             -       (.02)      (.06)      (.05)          (.01)
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value, end of period                      $         .80      $    .98   $   1.06   $   1.16   $   1.14   $        .97
                                                    =============      ========   ========   ========   ========   ============
Total return (b)                                           (18.27)%       (7.74)%    (7.02)%     7.17%     22.33%         (2.13)%
Net assets, end of period (in thousands)            $      23,165      $ 26,879   $ 27,865   $ 22,570   $ 11,088   $      4,923
Ratio of expenses to average daily net assets (c)            1.07%(d)       .99%       .95%       .85%       .85%           .85%(d)
Ratio of net investment income to average
 daily net assets (c)                                         .34%(d)       .37%       .39%       .60%       .69%          2.04%(d)
Portfolio turnover rate (excluding
 short-term securities)                                      14.8%         52.6%      44.5%     103.4%     164.0%          36.7%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $24,807, $60,312, $84,884, $102,703,
    $114,468 and $22,940 in expenses for the period ended June 30, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998 and the period ended December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.22%, 1.20%, 1.27%, 1.48%, 2.53% and 3.13%, respectively, and the ratio of net investment income
    (loss) to average daily net assets would have been .14%, .16%, .07%, (.03)%, (.99)% and (.24)%, respectively.
(d) Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MICRO-CAP GROWTH PORTFOLIO

                                                     PERIOD FROM                                                    PERIOD FROM
                                                      JANUARY 1,                                                    OCTOBER 01,
                                                       2002 TO                    YEAR ENDED DECEMBER 31,             1997 TO
                                                       JUNE 30,        -----------------------------------------   DECEMBER 31,
                                                        2002             2001      2000(e)     1999       1998         1997
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value beginning of year                   $        1.55      $   1.75   $   2.51   $   1.01   $    .89   $       1.06
                                                    -------------      --------   --------   --------   --------   ------------
Income from investment operations:
   Net investment loss                                          -          (.01)      (.01)         -          -              -
   Net gains (losses) on securities
    (both realized and unrealized)                           (.33)         (.19)      (.44)      1.50        .12           (.14)
                                                    -------------      --------   --------   --------   --------   ------------
      Total from investment operations                       (.33)         (.20)      (.45)      1.50        .12           (.14)
                                                    -------------      --------   --------   --------   --------   ------------
Less distributions:
   Distributions from net realized gains                        -             -       (.31)         -          -           (.03)
                                                    -------------      --------   --------   --------   --------   ------------
      Total distributions                                       -             -       (.31)         -          -           (.03)
                                                    -------------      --------   --------   --------   --------   ------------
Net asset value, end of period                      $        1.22      $   1.55   $   1.75   $   2.51   $   1.01   $        .89
                                                    =============      ========   ========   ========   ========   ============
Total return (b)                                           (20.95)%      (11.33)%   (21.05)%   148.77%     13.44%        (13.20)%
Net assets, end of period (in thousands)            $      34,623      $ 45,029   $ 52,176   $ 42,554   $  8,034   $      4,591
Ratio of expenses to average daily net assets (c)            1.35%(d)      1.35%      1.30%      1.25%      1.25%          1.25%(e)
Ratio of net investment income to average
 daily net assets (c)                                       (1.09)%(d)    (1.00)%     (.46)%     (.47)%     (.40)%         (.24)%(e)
Portfolio turnover rate (excluding
 short-term securities)                                      35.3%         71.2%     102.7%     108.5%      67.4%          28.9%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $11,154, $24,008, $26,838, $50,020 and $49,960 in expenses for the six months ended June 30, 2002, and the years ended December 31, 2001, 2000, and 1999, and the period ended December 31, 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.40%, 1.35%, 1.57%, 2.10% and 2.03%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.15), (1.05)%, (.50)%, (.79)% and (1.25)%, respectively.
(d) Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

REAL ESTATE SECURITIES PORTFOLIO

                                                     PERIOD FROM                                         PERIOD FROM
                                                      JANUARY 1,                                            MAY 1,
                                                       2002 TO              YEAR ENDED DECEMBER 31,      1998(a) TO
                                                       JUNE 30,        ------------------------------   DECEMBER 31,
                                                        2002             2001      2000(e)     1999        1998
                                                    -------------      --------   --------   --------   ------------
Net asset value beginning of year                   $         .96      $    .90   $    .76   $    .83   $        .83
                                                    -------------      --------   --------   --------   ------------
Income from investment operations:
   Net investment income                                      .01           .03        .04        .04            .04
   Net gains (losses) on securities
    (both realized and unrealized)                            .13           .06        .15       (.07)          (.07)
                                                    -------------      --------   --------   --------   ------------
      Total from investment operations                        .14           .09        .19       (.03)          (.03)
                                                    -------------      --------   --------   --------   ------------
Less distributions:
   Dividends from net investment income                         -          (.03)      (.04)      (.03)          (.03)
   Excess distributions of net investment income                -             -       (.01)      (.01)          (.01)
                                                    -------------      --------   --------   --------   ------------
      Total distributions                                       -          (.03)      (.05)      (.04)          (.04)
                                                    -------------      --------   --------   --------   ------------
Net asset value, end of year                        $        1.10      $    .96   $    .90   $    .76   $        .76
                                                    =============      ========   ========   ========   ============
Total return (b)                                            15.27%        10.03%     25.61%     (3.89)%        (3.89)%
Net assets, end of year (in thousands)              $      28,616      $ 15,638   $  9,947   $  5,826   $      5,826
Ratio of expenses to average daily net assets (c)            1.00%(d)      1.00%       .97%       .90%           .90%(d)
Ratio of net investment income to average daily
 net assets (c)                                              3.18%(d)      4.43%      5.32%      4.58%          4.58%(d)
Portfolio turnover rate (excluding short-term
 securities)                                                 70.0%        160.4%     143.7%     106.3%         106.3%

----------
(a) The inception of the Portfolio was May 1, 1998, when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $24,493, $71,008, $77,007, $63,511 and $31,736 in expenses for the years ended December 31,2001, 2000, 1999 and the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.59%, 2.03%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 2.94%, 3.84%, 4.26%, 3.43% and 4.54%, respectively.
(d) Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

Advantus Series Fund, Inc.
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                            POSITION WITH FUND
NAME, ADDRESS(1)            AND LENGTH OF          PRINCIPAL OCCUPATION(S)
AND AGE                     TIME SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------
William N. Westhoff         Director since         Retired; prior to July 26, 2002, President,
Age: 55                     July 23, 1998          Treasurer and Director, Advantus Capital
                                                   Management, Inc.; Senior Vice President and
                                                   Treasurer, Minnesota Life Insurance
                                                   Company; Senior Vice President, Global
                                                   Investments, American Express Financial
                                                   Corporation, Minneapolis, Minnesota, from
                                                   August 1994 to October 1997

Frederick P. Feuerherm      Vice President,        Vice President, Assistant Secretary and
Age: 55                     Director and           Director, Advantus Capital Management, Inc.;
                            Treasurer since        Vice President, Minnesota Life Insurance
                            July 13, 1994          Company; Vice President, Minnesota Mutual
                                                   Companies, Inc.; Vice President, Securian
                                                   Financial Group, Inc.; Vice President,
                                                   Securian Holding Company; Vice President
                                                   and Director, MIMLIC Funding, Inc. (entity
                                                   holding legal title to bonds beneficially
                                                   owned by certain clients of Advantus
                                                   Capital); Vice President and Assistant
                                                   Secretary, MCM Funding 1997-1, Inc. and
                                                   MCM Funding 1998-1, Inc. (entities holding
                                                   legal title to mortgages beneficially owned
                                                   by certain clients of Advantus Capital);
                                                   Treasurer, Ministers Life Resources, Inc.;
                                                   Treasurer, The Ministers Life Insurance
                                                   Company

                                       166

                            POSITION WITH FUND
NAME, ADDRESS(1)            AND LENGTH OF          PRINCIPAL OCCUPATION(S)
AND AGE                     TIME SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------
Ralph D. Ebbott             Director since         Retired, Vice President and
Age: 75                     October 22, 1985       Treasurer of Minnesota Mining and
                                                   Manufacturing Company (industrial and
                                                   consumer products) through June 1989

William C. Melton           Director since         Founder and President of Melton
Age: 54                     April 25, 2002         Research Inc. since 1997; member of the
                                                   Advisory Board of Macroeconomic Advisors
                                                   LLC since 1998; member, Minneapolis
                                                   StarTribune Board of Economists since 1986;
                                                   member, State of Minnesota Council of
                                                   Economic Advisors from 1988 to 1994;
                                                   various senior positions at American
                                                   Express Financial Advisors (formerly
                                                   Investors Diversified Services and,
                                                   thereafter, IDS/American Express) from 1982
                                                   through 1997, including Chief Economist and,
                                                   thereafter, Chief International Economist

Ellen S. Berscheid          Director since         Regents' Professor of Psychology
Age: 65                     October 22, 1985       at the University of Minnesota
-----------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------
Dianne M. Orbison           President since        President and Treasurer, Advantus
Age: 50                     July 25, 2002          Capital Management, Inc.; Vice President
                                                   and Treasurer, Minnesota Life Insurance
                                                   Company; Vice President and Treasurer,
                                                   Minnesota Mutual Companies, Inc.; Vice
                                                   President and Treasurer, Securian
                                                   Financial Group, Inc.; Vice President and
                                                   Treasurer, Securian Holding Company;
                                                   President and Treasurer, MIMLIC Funding,
                                                   Inc. (entity holding legal title to bonds
                                                   beneficially owned by certain clients of
                                                   Advantus Capital); President and Treasurer,
                                                   MCM Funding 1997-1, Inc. and MCM
                                                   Funding 1998-1, Inc. (entities holding legal
                                                   title to mortgages beneficially owned by
                                                   certain clients of Advantus Capital)

                                       167

                                     POSITION WITH FUND
NAME, ADDRESS(1)                     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                              TIME SERVED               DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------
Michael J. Radmer                    Secretary since           Partner with the law firm of
Dorsey & Whitney LLP                 April 16, 1998            Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS A SUBSIDIARY OF MINNESOTA LIFE.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.

[SECURIAN FINANCIAL SERVICES LOGO]

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST.PAUL, MN 55101-2098
(1.888.237.1838)

3010-2002-3405

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $209 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $20 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US. MINNESOTA LIFE'S HIGH RATINGS, WHILE IMPORTANT, HAVE NO BEARING ON THE PERFORMANCE OF THE INVESTMENT SUB-ACCOUNTS.

[MINNESOTA LIFE LOGO]
A MINNESOTA MUTUAL COMPANY                                    PRESORTED STANDARD
                                                              U.S. POSTAGE PAID
400 Robert Street North                                          ST. PAUL MN
St. Paul, MN 55101-2098                                        PERMIT NO. 3547
www.minnesotalife.com

ADDRESS SERVICE REQUESTED

(C)2000 Minnesota Life Insurance Company.
All rights reserved.

F. 34490  Rev. 8-2002